UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and
Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2022

DATE OF REPORTING PERIOD:	November 1, 2021 through April 30, 2022

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Family of Funds

SEMIANNUAL REPORT APRIL 30, 2022

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

US Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund

Calamos International Small Cap Growth Fund

Sustainable Equities

Calamos Global Sustainable Equities Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 20 mutual funds include equity, fixed income, convertible, alternative and sustainable equity funds. We offer US funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In 1990, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our US, global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through the ebb and flow of multiple markets, each with its own set of challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Shareholders	1
The Funds
Calamos Market Neutral Income Fund	5
Calamos Hedged Equity Fund	10
Calamos Phineus Long/Short Fund	13
Calamos Convertible Fund	20
Calamos Global Convertible Fund	24
Calamos Timpani Small Cap Growth Fund	27
Calamos Timpani SMID Growth Fund	32
Calamos Growth Fund	36
Calamos Growth and Income Fund	40
Calamos Dividend Growth Fund	44
Calamos Select Fund	47
Calamos International Growth Fund	51
Calamos Evolving World Growth Fund	56
Calamos Global Equity Fund	60
Calamos Global Opportunities Fund	65
Calamos International Small Cap Growth Fund	71
Calamos Global Sustainable Equities Fund	74
Calamos Total Return Bond Fund	79
Calamos High Income Opportunities Fund	84
Calamos Short-Term Bond Fund	89
Expense Overview	93
Schedules of Investments	97
Statements of Assets and Liabilities	192
Statements of Operations	197
Statements of Changes In Net Assets	201
Notes to Financial Statements	208
Financial Highlights	243
Report of Independent Registered Public Accounting Firm	309
Liquidity Risk Management Program	311

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2022. In this report, you will find commentary from our portfolio management teams, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Before we explore the markets, economy, and funds at greater length, all of us at Calamos Investments thank you for your continued trust. There is no doubt the current market environment is challenging. In the newsfeeds, discouraging headlines—rising interest rates, oil prices, inflation, supply chain issues—have tended to overshadow more positive data, such as strong corporate earnings, improving employment data, and good consumer balance sheets.

In uncertain times, it is often easy to forget all the unprecedented hurdles that the economy has navigated. I began my investing career more than 50 years ago in the difficult financial markets of the 1970s, a time characterized by soaring inflation; rising interest rates; difficult conditions across asset classes; and geopolitical uncertainties, including the Cold War. Through the ensuing decades, I've seen there are long-term investment opportunities in all environments.

Although no interest rate, market or economic cycle is exactly like the last, we are confident in the long-term resilience of the global economy. More important, we are confident in our ability to turn market volatility into long-term opportunities for the shareholders of the Calamos Funds—through a variety of environments.

Market Review

During the semiannual period, surging volatility and sharp rotations roiled global financial markets. Russia's invasion of Ukraine, a decidedly more hawkish stance from the Federal Reserve, rising interest rates, and Covid-19 lockdowns in China exacerbated investors' longer-term anxieties about inflation, supply chains, commodity shortages, and interest rates. Oil prices soared, and the yield of the 10-year US Treasury spiked upward, as did mortgage rates.

www.calamos.com

Letter to Shareholders

Against this backdrop, few areas of the global capital markets remained unscathed, and stock, bond, and convertible security markets retreated.* As emotions ran high, even fundamentally strong companies experienced sharp sell-offs.

Outlook

These next months will continue to test the resolve of investors. We are prepared for persistent market volatility and saw-toothed market performance that may include some more sharp sell-offs. The current headline issues are each enough to cause powerful crosscurrents, and the markets must navigate them all. Moreover, as midterm elections in the US approach, we expect the uncertain US fiscal policy backdrop will add to market participants' already heightened apprehension. Against this backdrop, we are likely to see sentiment-driven market behavior, where strong companies with good potential will also face pressure.

We believe our active management provides a considerable advantage in a market environment driven by emotional decision-making and a short-term perspective. Although markets are generally efficient over the long term, they may be anything but efficient over the short term, which can create opportunities for experienced investors with long-term horizons.

Asset Allocation Considerations

Unfortunately, no one can predict the short-term twists and turns in the market. The best strategy is to maintain a long-term perspective and not give in to the temptation to try to time the market. With stock and bond markets likely to continue in a saw-toothed fashion, making significant short-term shifts in your asset allocation can be dangerous, particularly if your financial goals and risk tolerance haven't changed. Too often, when investors let emotion and short-term perspective drive decisions, they catch the downside and miss the upside.

Also, it's important to remember that investment performance is most effectively measured over years and the course of market, economic, and interest rate cycles. In periods like these, a lot can happen over the short term: days, weeks, or months. Many investments may even have episodes of short-term performance that are anomalous with long-term results. For these reasons, it's essential to assess results over extended periods. For example, the convertible securities market is one area that has demonstrated unusual performance over the short term. However, we believe the long-term case for convertibles remains intact and that our active management positions us well to turn volatility into opportunity.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

I encourage you to revisit your investment portfolio to ensure it aligns with both your long-term goals and your risk tolerance. Be sure that your portfolio is well-diversified and seek out opportunities to learn how you can enhance that diversification to reflect your unique needs. Depending on your personal circumstances, this could include adding an alternative fund to potentially improve the overall risk/reward characteristics of your asset allocation. Alternatives can be used on either the equity or fixed income side of an asset allocation (e.g., Calamos Phineus Long/Short Fund and Calamos Hedged Equity Fund are equity alternatives, and Calamos Market Neutral Income Fund is a fixed income alternative). Our alternative funds can employ a broader set of strategies to navigate markets or interest rates than traditional funds, and like all of our funds, they are managed with keen attention to adjusting to market risks and opportunities.

Given the crosscurrents of market volatility, inflation and rising interest rates, allocations to funds that invest in short-term bonds may be compelling. Calamos Short-Term Bond Fund invests in short-duration credits to pursue a high level of current income consistent with capital preservation. Through this approach, the fund may provide an attractive way to put cash to work with less exposure to interest rate risk than longer-term bonds.

Allocations to Calamos funds that invest in convertible securities may also prove advantageous. Convertibles are hybrid securities that offer unique opportunities versus stocks and bonds over the course of full market and interest rate cycles. I first began using convertible securities in the 1970s, and they offered what I viewed as a "best of both worlds" approach versus stocks and bonds, which I've seen through the decades since. This report includes commentary on an array of funds that use convertibles to pursue enhanced risk and reward, including Calamos Convertible Fund, Calamos Growth and Income Fund, and their global counterparts, Calamos Global Convertible Fund and Calamos Global Opportunities Fund.

Conclusion

With so many variables shaping the markets right now, staying focused on the long term is paramount. It wasn't that long ago that people thought the Covid-19 pandemic would change the way businesses operated and people interacted forever, and global markets overreacted to the downside. Markets sprang back in a similarly dramatic fashion as pandemic fears receded. Although it may be difficult for investors, it is not surprising that markets are now moderating from these heights.

In the midst of these sorts of short-term swings, we believe our teams' decades of experience in the markets and our active, risk-managed approaches will allow us to position the funds advantageously. In these fast-moving markets, our teams rely on discipline and a long-term perspective to manage downside risks and pursue opportunities across asset classes.

www.calamos.com

Letter to Shareholders

To learn more about Calamos Investments' views of the economy, markets and asset allocation, please visit our website, www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*  Returns for the six months ended April 30, 2022: The S&P 500 Index, a measure of the US stock market, returned -9.65%. The MSCI All Country World Index, a measure of global stock market performance, returned -11.45%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -15.19%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -16.33%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -7.40%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -9.47%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned -3.24%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Launched more than 30 years ago, Calamos Market Neutral Income Fund represents one of the first liquid alternative mutual funds and blends two main strategies—convertible arbitrage and hedged equity—with the aim of monetizing volatility. The Fund also uses opportunistic strategies to augment the main strategies: SPAC arbitrage offers a source of cheap optionality, and merger arbitrage offers a high probability of positive returns over a longer time horizon.

Calamos Market Neutral Income Fund is designed to:

◼  Potentially enhance an investor's fixed-income allocation.

◼  Actively pursue equity market upside while hedging downside risk.

◼  Provide consistent absolute total return over varying market cycles.

In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, a vital benefit given recent bouts of elevated equity volatility.

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Market Neutral Income Fund returned -2.98% (Class I Shares at net asset value), strongly outperforming the -9.92% loss for the Bloomberg US Government/Credit Bond Index, while trailing the 0.06% return of the Bloomberg Short Treasury 1-3 Month Index.

What factors influenced performance during the semiannual period?

The convertible and equity markets were challenged during the reporting period by Covid-19 variants, supply chain disruptions, the war in Ukraine, inflation, elevated oil prices and rising interest rates. Against this volatile backdrop, both stocks and bonds saw significant declines as represented by the S&P 500 Index (-9.65%) and Bloomberg US Government/Credit Bond Index (-9.92%). The Calamos Market Neutral Income Fund provided resiliency in an environment in which the only thing that seemed to increase were correlations. The realized volatility of the S&P 500 as measured by the Cboe Volatility Index (VIX) nearly doubled from 16.26 at the beginning of the period to 33.40 at the end.

Interest rates rose during the period as exemplified by the Bloomberg US Aggregate Bond Index yield to maturity increasing 127 basis points to 2.57%. In addition, global high yield corporate credit spreads widened 44 basis points to 423 basis points according to Bloomberg. These rising interest rates and widening credit spreads impeded the bond component of convertibles during the reporting period. Near-zero overnight interest rates through much of the period acted as a headwind to the carry on the cash received from short positions. This said, the recent 0.75% increase to the fed funds rate has turned our carry positive (our custodian rebates the fed funds rate less our roughly 35 basis points of borrowing costs on short holdings).

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

◼  Generates returns not dependent on interest rates, breaking from traditional bond strategies.

◼  Employs an absolute-return strategy with historically lower beta versus fixed income and equity markets as well as lower volatility and limited drawdowns.

◼  As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The Fund may provide potential diversification, particularly in a rising interest rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX
R6 Shares	CVSOX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849
I Shares	128119880
R6 Shares	128120342

www.calamos.com

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS

Information Technology	27.1%
Consumer Discretionary	10.9
Health Care	9.4
Communication Services	8.8
Financials	6.2
Other	15.0
Industrials	5.4
Consumer Staples	3.6
Energy	2.9
Utilities	2.3
Materials	1.9
Real Estate	1.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

A note concerning Morningstar Ratings for Calamos Market Neutral Income Fund Morningstar recently sought to refine its categorization of alternative funds, splitting large heterogeneous categories into smaller, more-focused peer sets. Calamos applauds Morningstar's continuous commitment to improving investor understanding of mutual fund offerings. As of April 30, 2021, Morningstar assigned the Fund to a new category, Relative Value Arbitrage, a group of only eight funds. With such a small set of data points, Morningstar has determined that funds in this category will not be assigned a star rating. The Fund's move to the Relative Value Arbitrage category has no bearing on the management of the fund itself, nor was it made in response to a change in the management of the Fund.

In this environment, the hedged equity strategy of the Fund was hurt by the S&P 500 market downturn given that the strategy's equity basket declined toward its put protection. While the elevated volatility in the market at times provided attractive option rebalancing opportunities and benefited from the higher level of implied volatility in the options market, these contributions weren't enough to overcome the magnitude of the decline during the reporting period.

The convertible arbitrage portion held up well and benefited from the periods of volatility over the past six months, providing opportunities to profit from convertible hedge rebalancing. New convertible issuance cooled during the period as the extreme volatility inhibited IPO activity across all asset classes. The $21.7 billion in new US Convertibles issuance was well off the near-record pace seen in 2020 and 2021.

The Fund's SPAC Arbitrage and Merger Arbitrage sleeves also held up well relative to the market declines.

How is the Fund positioned?

At the end of the reporting period, the Fund had 51.9% in its hedged equity strategy and 48.1% in its arbitrage strategies. The arbitrage strategies included 37.2% in convertible arbitrage, 9.3% in SPAC arbitrage, and 1.6% in merger arbitrage.

The Fund's hedged equity strategy increased slightly from 50.2% to 51.9% and finished the quarter with a delta hedge in line with our traditional hedge. In addition to the outright long put allocation we maintain in the Fund, we continue to find opportunities to utilize spreads.

The allocation to convertible arbitrage was trimmed during the period (from 43.0% at the beginning of the period to 37.2%), and the assets were redeployed to take advantage of attractive opportunities in the SPAC Arbitrage strategy, which has a similar return and risk profile to convertible arbitrage.

The SPAC arbitrage sleeve increased from 5.6% to 9.3%, reflecting attractive opportunities to purchase SPACs below the value of the cash held in trust, which provided an attractive yield to expiration while also providing the potential for upside should any of the SPAC sponsors announce an acquisition. We're using SPAC arbitrage as a way to support the Fund's historically lower risk profile and steady returns. The strategy, in essence, is creating a cheap option with a risk/reward opportunity similar to convertible arbitrage.

What are your closing thoughts for Fund shareholders?

The reporting period provided a proof point of the Fund's diversification benefit within an asset allocation. The period brought turbulent volatility and rising interest rates, and the Fund was able to outperform both the stock and bond markets.

Investors continue to be anxious about a myriad of headlines including geopolitical strife (Russia's invasion of Ukraine), persistent supply chain disruptions, high oil prices, rising interest rates, US Federal Reserve tapering, upcoming US midterm elections, and new Covid variants. These have all contributed to bouts of elevated

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

volatility. The Calamos Market Neutral Income Fund seeks to provide a stable positive return with a low standard deviation by monetizing the volatility that markets generate.

Many of our clients have expressed concerns about recent high inflation and rising interest rates. We expect Calamos Market Neutral Income Fund will continue to provide especially compelling benefits as a fixed income alternative.

www.calamos.com

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	-3.16%	-1.04%	3.28%	3.35%
With Sales Charge	-5.36	-3.27	2.82	2.85
Class C Shares – Inception 2/16/00
Without Sales Charge	-3.51	-1.78	2.51	2.58
With Sales Charge	-4.48	-2.76	2.51	2.58
Class I Shares – Inception 5/10/00	-2.98	-0.78	3.54	3.61
Class R6 Shares – Inception 6/23/20^	-3.02	-0.78	—	3.08

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.15%, Class C shares is 1.90%, Class I shares is 0.90% and Class R6 shares is 0.84%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad US bond market. The Bloomberg Short Treasury 1-3 Month Index is generally considered representative of the performance of short-term money market investments and is provided to show how the Fund's performance compares to public obligations of the US Treasury with maturities of 1-3 months.

The Bloomberg Short Treasury 1-3 Month Index is generally considered representative of the performance of short-term money market investments and is provided to show how the Fund's performance compares to public obligations of the US Treasury with maturities of 1-3 months.

The Morningstar Relative Value Arbitrage Category is comprised of funds that seek out pricing discrepancies between pairs or combinations of securities regardless of asset class.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Hedged Equity Fund

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

◼  Our investment approach is highly responsive to dynamic market conditions, unlike many less-active option-based strategies.

◼  The investment team seeks to take advantage of market opportunities by being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund's options-based risk-management strategy can provide upside participation in equity markets while limiting downside expo-sure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680
I Shares	128120672

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

Funds Strategic Approach and Role in a Portfolio

The Fund utilizes an actively managed equity and options strategy, which can be positioned as a solution to replace the broken 60/40 stock/bond allocation—as the Fund has outpaced stocks, bonds, and consequently the 60/40 blend this year.

Our active approach to options strategy management serves as a critical differentiator versus peers who use less actively managed options-based strategies. During the semiannual period ending April 30, 2022, the Fund sought to provide better upside/downside asymmetry than long-only equities while dampening volatility within its equity sleeve using an active option overlay strategy versus traditional fixed income. The Fund's time-tested approach proved highly responsive to the period's volatile market conditions.

How has the Fund performed?

"Expect the unexpected" was the mantra of the semiannual period with S&P volatility in backwardation, meaning front month VIX futures were more expensive than the later-dated futures. This type of backwardation signals the expectation of outsized intra-day moves, 3.5% – 6.0% for example, which is a real challenge for most of our peers that take a more mechanistic hands-off approach.

This market environment presented both a challenge and an opportunity for the Fund's investment team. On the one hand, the increased volatility allowed the team to actively reposition long puts, put spreads, and short calls on big intra-day moves down. On the other hand, the team took profits on long calls with significant intra-day moves up. This active approach generated better total and risk-adjusted returns in the volatile period.

For the six months ended April 30, 2022 ("semiannual period"), Calamos Hedged Equity Fund was down -6.59% (Class I shares at net asset value) versus the S&P 500 Index -9.65% return and the Bloomberg US Aggregate Bond Index decrease of -9.47%. Since its inception on December 31, 2014, the Fund gained 5.84% (Class I shares at net asset value) on an annualized basis versus 12.08% for the S&P 500 Index and 1.47% for the Bloomberg US Aggregate Bond Index.

What factors influenced performance during the reporting period?

During the semiannual period, the market repeatedly tested a low around the highly watched 4200 level of the S&P 500 Index.1 The market sold off with the start of the war in Ukraine in late February. The S&P 500 found a floor on March 8 when it closed at 4170. Following that bottom, stocks rallied, with the S&P 500 trading up to 4631 on March 29. Although we failed to challenge the all-time high found at the outset of 2022, this increase represented an 11% increase from bottom to top. During April, stocks again sold off, predominately due to fear of aggressive Federal Reserve tightening. Equities retested the S&P 4200 support level, closing at 4131 on April 29. That left the market at the time of writing below critical support, needing an immediate upside response to avoid a further breakdown.

Another factor that has begun to weigh on the market is contracting liquidity, posing a headwind for stocks and bonds. However, this contraction is coming on the heels of robust inflation, sparking a greater degree of hawkish Fed rhetoric. Markets have struggled as they price in very steep short-term interest rate expectations. Higher rate-increase expectations have also propelled bond yields

1  All market data figures shown are sourced from Bloomberg.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund

higher, inflicting additional pain on the 16-month bear market in bonds. The first two quarters of 2022 resulted in negative returns for both stocks and bonds, a rare double/double.

How is the Fund positioned?

The Fund midway through 2022 had less short call exposure (-40%) than we had in late 2021. The Fund has been positioned to the higher end of our guardrail long-put exposure of 60%. We took advantage of the volatility spikes in January and early March and hedged with attractive long-put spreads. To stay long leaning and keep the Fund's upside capture ratio close to 60% of the S&P 500 Index, the team used some of the excess premium budget to add upside long calls, with the notional short-call quantity less than 40%, thereby improving our upside participation potential. The current option implied volatility, and the equity market's volatility creates added challenges in capturing skew.* Option-implied volatility escalated considerably toward the end of the period, and we expect the VIX's actual volatility to stay at these escalated levels. With the VIX curve continuing to vacillate into backwardation, front-month futures higher than the back month, we should expect more extensive intra-day moves, 3% – 5% swings. Considering that equities continued to challenge the lows and realized volatility has been materially higher for a while (apart from some recent drops), we expect to stay on the lower end of our beta budget, which is 49 – 50.

Should equity markets advance, the Fund's options positioning is poised to participate in the upside while also providing an enhanced income stream from call spreads and equity dividends. Conversely, if the markets retreat, the dividend plus short-call income stream and the puts/put spreads used in the Fund will mitigate the potential downside.

We use rallies to replace some of our put hedges with long-put spreads, which appear more attractive. At the end of the period, the Fund's net long put representation was 60%, with an average strike of 4123. Our short-call positioning included a call write of -38%, with an average strike of 4558.

At the end of the reporting period and relative to the S&P 500 Index, our sector positioning was slightly overweight in the consumer discretionary and information technology sectors. The portfolio slightly underweighted the materials, financials, consumer staples, real estate, and materials sectors. Relative to the S&P 500 Index, the Fund's market-cap positioning maintained a heavier relative weight to larger capitalization (>$25 billion) holdings and a lighter weight to small and mid-capitalization ($1 to $25 billion).

What closing thoughts do you have for Fund shareholders?

The team will continue to look to add upside exposure at nearby support if it is held at the current levels or closer to 3800 SPX if the current level does not hold. Longer-term, there is a solid case for adding exposure immediately, but momentum can take markets further than commonly thought in the short term. In order to have a higher conviction short term, we want to see that downside momentum broken.

Besides commodities, volatility has been the timeliest asset class over the last 12 months. This year has been particularly challenging as both stocks and bonds

SECTOR WEIGHTINGS

Information Technology	25.5%
Health Care	12.9
Consumer Discretionary	10.9
Financials	10.4
Communication Services	8.0
Industrials	7.9
Consumer Staples	6.3
Other	4.3
Energy	4.2
Materials	3.1
Utilities	2.6
Real Estate	2.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

*  Skew describes asymmetry from the normal distribution as a statistical data set. Option Skew is the difference in implied volatility between out-of-the-money options, at-the-money options, and in-the-money options. Volatility skew, which is affected by sentiment and the supply-and-demand relationship, provides information that helps fund managers determine whether to write calls or puts. The Cboe SKEW Index "("SKEW") is an index derived from the price of S&P 500 tail risk. Similar to the VIX®, the S&P 500 tail risk price is calculated from the S&P 500 out-of-the-money options prices.

www.calamos.com

Calamos Hedged Equity Fund

have posted negative results, highlighting a massive problem in the mechanical method of asset allocation, commonly known as 60/40. Our disciplined approach of actively managing our hedged equity strategy2 has provided a solution to replace the broken 60/40 stock/bond allocation—outpacing stocks, bonds, and, consequently, the 60/40 blend this year.3 Indeed, longer-term, annualized returns over the last 36 months have almost equaled global equities with just a little over half the risk as measured by drawdown. As priced in an elevated Cboe Volatility Index (VIX), an elevated level of fear provides a good springboard for us to harvest that spiking price in volatility, driving better total and risk-adjusted returns.

2  Semiannual period as of April 30, Calamos Hedged Equity Fund Class I shares (-6.59%), S&P 500 Index (-9.65%), Bloomberg US Aggregate Bond Index (-9.47%) all six months.

3  Semiannual period as of April 30, the 60/40 S&P US Aggregate Bond Index rebalanced monthly (-9.46%).

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	-6.71%	-1.88%	6.33%	5.55%
With Sales Charge	-11.13	-6.56	5.29	4.85
Class C Shares – Inception 12/31/2014
Without Sales Charge	-7.09	-2.55	5.59	4.79
With Sales Charge	-8.02	-3.53	5.59	4.79
Class I Shares – Inception 12/31/2014	-6.59	-1.57	6.64	5.84

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.18%, Class C shares is 1.93% and Class I shares is 0.93%.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until March 31, 2021. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Cboe SKEW Index essentially tracks the willingness of investors to pay up for downside protection on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

◼  A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

◼  An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

◼  Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Phineus Long/Short Fund returned 0.00% (Class I shares at net asset value), outperforming the S&P 500 Index -9.65% return and the MSCI World Index -11.11% return over the same period.

Since its inception on May 1, 2002, the Fund has returned 10.49% on an annualized basis (Class I shares at net asset value) and, thus, markedly outperformed both the S&P 500 Index and MSCI World Indexes, which returned 9.09% and 8.05%, respectively, over the since inception period. As of April 30, 2022, the long/short portion of the portfolio had a delta-adjusted† net long position of approximately 49%.

What factors influenced performance during the semiannual period?

The Fund's outperformance relative to the global indices largely reflected the Fund's underweight exposure to the equity derivatives of long duration. The Fund concluded April with an average net equity delta-adjusted exposure of 50.4%, which compares to its average net equity exposure of 27% (on a cash basis)† since inception in 2002.

The semiannual period was extraordinary by most standards, culminating in the sad conflict between Russia and Ukraine. While this geopolitical crisis has created widespread dissonance, it should be viewed as the second and lesser of the two shocks that have buffeted investors in 2022.

The more important shock has been the repricing of developed world debt led by the US Federal Reserve. This resulted in the most rapid rise of US debt yields since the bond market crash of 1994. Within six months, the Federal Reserve has

OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe by using a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◼  Fundamental global process blends top-down and bottom-up considerations.

◼  Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

◼  Comprehensive approach assesses stock, industry, style, country and market factors.

◼  Knowledge-based industry concentration includes technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies an equity portfolio.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649
I Shares	128120631

†  When the portfolio management team evaluates the Fund's exposures and related risks, they include calculations based on a delta-adjusted basis, which measures the price sensitivity of an option or portfolio to changes in the price of an underlying security. Delta-adjusted basis exposure is calculated by Calamos Advisors LLC and is specific only to that point in time since a security's delta changes continuously with market activity. The investment team began calculating the Fund's exposure on a delta-adjusted basis in August 2008.

www.calamos.com

Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS

Industrials	31.6%
Financials	17.9
Information Technology	14.5
Consumer Discretionary	9.7
Health Care	6.1
Energy	3.9
Communication Services	3.9
Materials	1.5
Other	3.8
Consumer Staples	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

moved from "transient inflation" to "upside inflation risk," with fed funds futures now discounting a funds rate near 3% by March 2023. Having learned not to fight the Fed, investors fear rising recession risk, which has been visible in the relative performance of industries and styles.

Fund performance amid all of these developments was respectable in both absolute and relative terms, particularly in calendar Q1 2022. First, we have been wary of the equity derivatives of long duration for much of the past year. In December 2021, we further distanced the portfolio from long-duration growth and defensive areas. Examples here include the sale of Facebook and Salesforce as well as short strategies in names like Netflix and PayPal.

We added additional index hedges in January 2022 that cushioned our clients from the initial stages of the market retreat, with the result that both the long and short books have been additive to performance. The re-orientation of the Federal Reserve, which became apparent with the release of the December FOMC minutes, was the signal that we should no longer lean aggressively into equity risk.

What helped and hurt performance over the semiannual period?

The Fund's largest contributors were long investments in the energy and materials sectors, while long positions in financials, industrials and information technology hindered performance. Notable contributors during the period included a short position/hedge on the SPDR S&P 500 ETF TRUST -48.41%* and long positions in Canadian Natural Resources 1.69% average weight over period (energy) and Baker Hughes 1.85%* (energy). Detractors included long positions in Twilio Inc. 2.06%* (information technology), Boeing Company 2.97%* (industrials) and Caesars Entertainment Inc. 2.52%* (consumer discretionary).

How is the Fund positioned in the context of the global economic cycle?

Net equity exposure (delta-adjusted) concluded the semiannual period at 48.7% versus 57.2% at the start of the period. This compares with the average net equity exposure of 27% (cash basis) since inception in 2002. The Fund leaned modestly into equity risk through April as markets became unsettled by higher interest rates and the outbreak of war in Ukraine.

One key conviction has been our cautious view on duration and its equity derivatives. This translates into the bias toward shorter duration, more profitable businesses versus those with less support from earnings, cash flow and tangible assets or book value. We have been wary of stocks where the bulk of their value depends on assumptions about growth in the far future. This sheltered the Fund from some of the most egregious stock disappointments of the period.

Equally important has been our preference for services over goods as the world emerges from the pandemic. This implies a robust recovery in travel and entertainment along with a return to the office. Both producers and retailers of goods will struggle in real terms (volume rather than price) well into 2023. We think the pandemic pulled forward years of demand across varied industries and this will take time to digest.

The Fund favors names perceived as more cyclical with recovery potential in the coming year. The broadest exposures for the long book are industrials and transports followed by financials.

*  04/30/22 % Delta-Adjusted Net Exposure

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

Our bias within industrials remains focused upon commercial aerospace, airlines and other transports, and defense names. The recent recovery in leisure air travel should be followed by a slower-but-sustained increase in corporate and international travel later this year and into next. Airlines are restrained for capacity expansion due to shortages of labor and planes; the pricing environment should remain firm for the foreseeable future. We prefer higher quality over both low-cost carriers and those with heavy debt loads heading into a higher-rate environment.

We like the railroads as US-centric beneficiaries of supply chain normalization. Their business models are levered to higher inflation and a tight commodity environment, yet with limited exposure to cost pressures from labor or energy prices.

Thematically, the long portfolio remains focused on companies that benefit from higher long and short rates; companies with sufficient pricing power to pass along higher input costs to customers; companies with reasonably valued and sustainable growth; and companies set to benefit from the reopening trade such as pent-up demand among consumers for travel and recreation outside the home.

Energy was the largest contributor to performance in the long book. Although we don't anticipate further upside to crude prices in 2022, we expect high prices to be sustained, allowing producers to generate healthy cash flows given years of underinvestment. While we reduced our exposure to energy after the Putin shock, the long-term drivers supporting the industry remain firmly in place. Producers are maintaining a disciplined approach to capital spending, while oil field services bottlenecks, cost inflation and ESG considerations are limiting the ability to respond to higher prices. Global upstream spending has been on the decline since 2014, leading to a halving of resource life since the 2014 peak. This will take several years to reverse.

Technology has been a minefield of stock disasters as investors debate both fundamental risks and the prices at which these businesses should be valued. Many were "stay at home" beneficiaries in 2020, and as the world recovers from Covid, the piper is being paid. The Fund benefitted through its underweight across a range of tech-related industries in the quarter.

The Fund is underweight the non-US economies. Within its US holdings, the Fund maintains a bias toward those with a higher percentage of domestic revenue. We are still cautious on China where lockdowns under its zero-Covid policy are disrupting economic activity and sowing unrest. Chinese economic growth was already at risk from its real estate bubble and shifts in global supply chains.

In sum, the themes across the portfolio have changed little since late 2021, with renewed emphasis upon businesses that can navigate margin pressures amid "slowing but not slow" growth. The key question: "How much will mid-cycle earnings leverage help businesses deal with cost pressures?"

What is your macro perspective heading into the second half of 2022?

It is our belief that the journey from inflation anxiety to inevitable recession will be prolonged and include many notable stages. Our assumption is that 2022 will be characterized by a broad trading range for the major US equity benchmarks rather than an outright bear market. Our positioning has therefore been tactical rather than outright defensive. It is premature for end-of-cycle positioning.

www.calamos.com

Calamos Phineus Long/Short Fund

The developed world economies will slow persistently into 2023, yet not as quickly as generally feared. It is still far too early for recession talk. How this slowdown is felt across various industries as shifts in spending emerge in a post-Covid world will be the primary determinant of performance outcomes.

While the war in Europe has created widespread dissonance, it should be viewed as the second and lesser of the two shocks that have buffeted investors in 2022. The more important shock has been the repricing of developed world debt led by the US Federal Reserve.

The Federal Reserve recognizes the dilemma that a weakened economy will not resolve the underlying disorder. Yet Chairman Powell must talk tough to avoid losing control of the bond market. Equally, the Fed must distance itself from being "zero bound" to rates to avoid the appearance of negligence. The Fed fears that its excessive expansionary policies of recent years could be judged as irresponsible.

Once short rates are north of 2% by autumn, the Fed will have the flexibility to retreat to a "wait and see" policy aka "the wishful soft landing" approach, which amounts to tolerating higher inflation over the medium term. At that point, we suspect the Fed will find reasons to suspend its anti-inflationary commitment, especially if financial stress becomes apparent.

The good news is that the underpinnings of this economic cycle are stronger than most realize. In our view, 2% to 3% short rates will not trigger end of cycle risk. Demand momentum leading up to the Putin shock was extraordinary as consumer behavior in the US and Europe began to normalize post Covid. Much of the Emerging world including Asia outside China will join this rebound through the second half.

Some have focused upon the momentary inversion of the 10-year to 2-year US Treasury yield curve as a recession forecast, but this fear is misplaced. The logic of long versus short rates implies the 10-year to 3-month, or the 2-year to 3-month yield curves are the relevant signals. Both point to continued expansion. The recession countdown does not begin until 3-month money is more expensive than 10-year money, which is unlikely until mid-2023.

Recession risk will be material in 2024 or 2025. This is partly due to the lagged impact of less monetary largesse and also because the corporate sector is losing two key ingredients of the wishful soft landing: a low cost of capital and low input prices.

Rising equity volatility in 2022 cannot be traced to the underlying fundamentals of economic growth or corporate profits. Instead, it relates to the growing role of inflation in activity, the heightened uncertainty that inflation poses for capital allocation, and the inevitability that financial assets must be priced differently.

Fortuitously, inflation in goods prices should ease for the remainder of 2022. This reflects the inevitable easing of supply constraints in a post-Covid world as the "stay at home" bubble keeps popping in areas like streaming services, used car prices and personal computers. Gasoline prices and freight prices appear to be peaking. Housing prices will ease as the spike in mortgage rates impacts borrowing and forces layoffs at mortgage finance companies.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

What are your closing thoughts for Fund shareholders?

The bear market in the equity derivatives of long duration actually began about one year ago. We view this phase as largely complete. Markets should soon enter a phase of consolidation that implies ongoing equity volatility, but not an outright bear market. The latter will emerge later in 2023 when reflationary pressures give way to deflation in economic output and profits.

This transition to consolidation will be signaled by the climax of energy and commodity prices, marking a plateau in the rise of long-term inflation expectations in bond markets. An attempted rally to new highs will be sustained when the Federal Reserve has moved short-term rates above the 2% level, probably by early autumn. Debt markets confirm our conclusion that US recession risk is not acute.

At the start of 2022, we outlined a trading range for the S&P 500 Index of 4200 to 5000. That range is probably still intact, in our view. We do not believe the lows of late March will be materially (>5%) pierced (4000 to 4200). Earnings have been resilient, though the next few weeks will be telling. The 2022 earnings estimates are higher today than on March 31 across every US benchmark led by energy, materials and consumer discretionary.

The core of this outlook is our view that profit growth is sustainable, levels of credit stress stay low and it still makes sense to own equites rather than bonds. The absence of alternatives will encourage many to buy the dips. The year ahead may be characterized by an uncomfortable volatility, yet a sort of "going nowhere" rather than a new bear market. The silver lining is that Main Street could do relatively well.

The debate is whether these healthy fundamentals have been largely incorporated in prices, leading to a multi-year period of low returns. The loss of quasi-price stability of the last quarter-century should restore a genuine term premium in developed bond markets, which feeds the pricing of all financial assets including equities.

We think our risk-adjusted approach in this new era of financial history is ideally suited for our clients' objectives. This transition to a quite different setting will be prolonged and include many different stages. In the wake of excessively low interest rates for too long, this new era will seem synonymous with instability.

www.calamos.com

Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the "Predecessor Fund"). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund ("Phineus"), and Calamos Advisors served as the Predecessor Fund's investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund's assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-0.06%	-4.34%	6.22%	7.13%
With Sales Charge	-4.81	-8.85	5.19	6.62
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-0.47	-5.08	5.43	6.34
With Sales Charge	-1.47	-6.03	5.43	6.34
Class I Shares (With Predecessor) – Inception 5/1/2002	0.00	-4.17	6.48	7.41

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 2.36%, Class C shares is 3.11% and Class I shares is 2.11%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The MSCI World Index (US dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Convertible Fund

OVERVIEW

Leveraging more than four decades of experience in convertibles, the Fund invests primarily in convertible securities of US and foreign companies without regard to market cap.

KEY FEATURES

◼  Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a potential way to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823
I Shares	128119864

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Convertible Fund had a returned -15.44% (Class I shares at net asset value) in line with the ICE BofA All US Convertibles Index (VXA0) return of -15.19%. For the same period, the S&P 500 Index returned -9.65%.

Since Class I shares inception on June 25, 1997, the Fund returned 8.32% on an annualized basis in line with an annualized gain of 8.40% for the ICE BofA All US Convertibles Index and an 8.40% annualized return for the S&P 500 Index.

What factors influenced performance during the semiannual period?

The convertible and equity markets were challenged during the reporting period by Covid-19 variants, supply chain disruptions, Russia's invasion of Ukraine, surging inflation, elevated oil prices and rising interest rates. Against this volatile backdrop, the US Convertible market represented by the ICE BofA All US Convertibles Index declined -15.19% and lagged behind the S&P 500 Index (-9.65%).

The convertible market is well represented by small and mid-sized growth issuers, and the semiannual period was especially challenging for these companies as evidenced by the -25.96% decline of the Russell 2500 Growth Index. As the underlying stocks of the convertible market declined -28.18%, convertibles provided downside mitigation by participating in only 54% of the drawdown of their underlying stocks. The equity market decline also meant that convertibles moved closer to their bond floor. With more than half of the convertible market priced below par at the end of April, convertibles held up better during the month of April; the ICE BofA All US Convertibles Index declined -7.10%, while the S&P 500 Index declined -8.72%.

From an economic sector perspective, the Fund benefited from its underweight and selection in the real estate sector as well as its favorable selection in the materials sector. In real estate, the Fund's names in the real estate services industry held up better than index holdings. In materials, the Fund's heavier position in the relatively strong performing diversified metals & mining industry added value. Conversely, the Fund's underweight in utilities and detrimental selection in the health care sector detracted from the period result. In health care, the Fund's holdings in the life sciences tools & services and health care technology industries lagged.

With the heightened market volatility, our preference has been convertibles with balanced risk/reward attributes, while maintaining an underweight to the most equity-sensitive convertibles, which generally lack favorable downside resilience. This equity-sensitive underweight position was supportive to the period return, as these issues underperformed the rest of the convertible market (-18.6% as measured by the ICE BofA Equity Alternative US Convertibles Index).

How is the Fund positioned?

We continue to emphasize the Fund's risk/reward trade-off and favor the balanced portion of the convertible market where the structural asymmetric profile offers

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

more potential upside participation than downside. We are underweight and selective within the most equity-sensitive portion of the market where convertible structures lack material downside risk mitigation. Given recent market volatility, the portion of the convertible market with lower equity sensitivity has increased. We are seeing some attractive opportunities within this segment to invest in potential market-leading companies without taking on full equity downside risk.

On a sector basis, technology represents the largest overall allocation in the Fund, given the sector's innovative companies and attractive risk-managed convertible structures. The largest relative overweight is consumer discretionary where we believe the strength of consumer demand for services will drive returns. The largest underweight is the financials sector where the convertible structures largely reflect elevated exposure to rising interest rate risk.

What are your closing thoughts for Fund shareholders?

The equity and credit markets have been knocked about by the turbulence of rising inflation and interest rates as well as intense geopolitical risks. Convertibles have not been immune to this increase in volatility, which also subdued the pace of new convertible issuance. While we have anticipated a deceleration in the annual volume of new convertibles after back-to-back years of near-record amounts, issuance thus far in 2022 has slowed to a crawl because of the heightened global uncertainty. However, we continue to expect that an eventual calming in the overall markets should return volumes back to a more traditional seasonal pace for the balance of the year. Despite the recent issuance slowdown, the strong issuance from 2020 and 2021 expanded the market and pushed back the maturity wall in the existing convertible market, which provides attractive opportunities in our view.

While macro risks have increased and the markets continue to adjust to a tightening monetary policy, history has shown that periods of short-term volatility can lead to longer-term opportunities. The recent pullback in the underlying stocks of convertible issuers has resulted in the equity sensitivity of the overall convertible market migrating toward the lower end of the post Covid-era range. Convertibles have also moved closer to their bond values as evidenced by the fact that more than half of the convertible market traded below par at the end of April. As we have seen over prior market cycles, actively managing the changing dynamics of convertibles through volatile times is a decided advantage we can offer to mitigate equity declines while still retaining upside equity optionality.

SECTOR WEIGHTINGS

Information Technology	35.5%
Consumer Discretionary	19.6
Health Care	16.8
Communication Services	8.8
Industrials	5.7
Utilities	3.6
Materials	2.4
Energy	2.1
Financials	2.0
Consumer Staples	0.3
Real Estate	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	-15.53%	-13.01%	11.53%	9.01%
With Sales Charge	-17.44	-14.97	11.02	8.48
Class C Shares – Inception 7/5/96
Without Sales Charge	-15.86	-13.67	10.70	8.20
With Sales Charge	-16.60	-14.42	10.70	8.20
Class I Shares – Inception 6/25/97	-15.44	-12.79	11.81	9.29

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.08%, Class C shares is 1.83% and Class I shares is 0.83%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the US CV Index (VYLD), Total Return Alternatives represented by the US CV Index (VTOT), or Equity Alternatives represented by the US CV Index (VEQU).

The ICE BofA Total Return US Convertibles Index is a subset of ICE BofA All US Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofA Yield Alternative US Convertibles Index (VYLD) is a subset of ICE BofA All US Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofA Equity Alternative US Convertibles Index (VEQU) is a subset of ICE BofA All US Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Convertible Fund

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Provides broadly diversified exposure to the global convertible bond universe by blending global investment themes and fundamental research via active management.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

The Fund's portfolio of convertible securities can participate in upside equity movements with potentially limited downside exposure, providing a means to manage risk in conjunction with an equity allocation. The fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730
I Shares	128120722

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Global Convertible Fund returned -16.78% (Class I shares at net asset value) in line with the Refinitiv Global Convertible Bond Index return of -16.33%.

Since Class I shares inception on December 31, 2014, the Fund returned 6.30% on an annualized basis in line with an annualized gain of 5.87% for the Refinitiv Global Convertible Bond Index.

What factors influenced performance during the semiannual period?

The global convertible and equity markets were challenged during the reporting period by Covid-19 variants, supply chain disruptions, the war in Ukraine, inflation, elevated oil prices and rising interest rates. Against this volatile backdrop, the global convertible market, represented by the Refinitiv Global Convertible Bond Index, declined -16.33% and lagged behind the MSCI World Index (-11.11%).

Small and mid cap growth issuers are well represented in the global convertible market, and the reporting period was especially challenging for convertibles issued by these smaller companies. The underlying stocks of the Refinitiv Global Convertible Bond Index were down -27.43% on average and resembled the return of the Russell Midcap Growth Index (-25.96%). Despite underperforming the MSCI World Index, convertibles demonstrated their ability to mitigate downside risk by participating in only 63% of their underlying stocks' drawdown. As the equity market moved lower, convertibles moved closer to their bond floor and their downside resilience further improved. At the end of April, more than half of the global convertible market was priced below par. In the month of April, as the MSCI World Index declined -8.27%, the Refinitiv Global Convertible Bond Index declined -6.57%.

Interest rates rose during the period as witnessed by the Bloomberg US Aggregate Bond Index yield to maturity increasing 127 basis points to 2.57%. Additionally, global high yield corporate credit spreads widened 44 basis points to 423 basis points according to Bloomberg. Rising interest rates and widening credit spreads impeded the bond component of convertibles during the reporting period.

From an economic sector attribution perspective, the Fund especially benefited from security selection in the consumer discretionary sector where holdings in the internet & direct marketing retail and hotels, resorts & cruise lines industries held up better than their index peers. Favorable security selection in the communication services sector also added value, as holdings in the interactive media & services industry outperformed. Areas that detracted the most from performance included materials and information technology. Within materials, an underweight allocation and security selection, notably in the specialty chemical industry, held back the relative return. In information technology, the relative return was hindered by security selection within the systems software, application software and data processing & outsourced services industries.

From a geographic perspective, the Fund benefitted from favorable selection in Emerging Europe & South Africa and Emerging Latin America, whereas security selection within Europe and Japan held back the relative result.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

How is the Fund positioned?

With the uncertainty regarding both the Fed's success in engineering a soft landing and the outcome of the war in Ukraine, we have focused on maintaining an attractive risk/reward profile in the portfolio. As the equity market pulled back over the reporting period, the global convertible market saw a larger portion of convertibles trading closer to their bond floor. Because we have increased our allocation to balanced convertibles offering more attractive risk/reward characteristics, the Fund remains slightly more defensive than the convertible market from an equity-sensitivity perspective.

From a sector perspective, information technology, consumer discretionary and communication services comprise the largest allocations on an absolute basis, whereas energy, materials and consumer staples constitute the lightest absolute exposures. On a relative-to-benchmark basis, the largest overweight positions reside in information technology, real estate, and communication services. Conversely, industrials, materials and utilities make up the largest relative underweights.

From a regional perspective on an absolute basis, the portfolio has its heaviest allocations in the United States and Europe and lightest allocations in Canada and Emerging Europe and South Africa. On a relative basis, the portfolio holds overweight positions in Emerging Europe & South Africa, Emerging Asia and Japan. The portfolio is relatively underweight to Europe. In the past, the underweight to Europe was mainly driven by bottom-up convertible opportunities. However, the war in Ukraine along with inflation and a possible recession in Europe have added macro considerations to this underweight positioning.

What are your closing thoughts for Fund shareholders?

Rising inflation, war in Europe, and perceptions of the Fed being behind the curve made for a difficult reporting period. While we hope for a quick resolution to the war, deciphering what will happen with the Fed may take more time. We are skeptical that the Fed will need to raise rates past 1.0% – 1.5% to slow an economy that appears to have been slowing on its own—even before the spike in energy costs that is expected to brake the economy further. While we do not expect the Fed to overcorrect and trigger a recession in the US, we remain vigilant for signs of a policy error.

After two years of near records, global convertible issuance is off to a slow start in 2022 with $8.6 billion in new convertibles brought to market. This slowing of issuance tends to happen in times of a market dislocation, and the ambivalence wrought by the Fed's moves and the war in eastern Europe has made for a difficult environment for companies trying to raise equity and equity-linked capital. We expect that the primary market will reopen and, once it does, we expect to see a burst of new convertibles issued as has occurred during past similar periods.

We believe that convertibles provide an attractive way for an investor to take some risk off the table while staying invested in the equity market. The recent pullback in the underlying stocks of convertible issuers has resulted in the overall convertible market's equity sensitivity migrating toward the lower end of the post-Covid-era range. Convertibles have also moved closer to their bond values as evidenced by the fact that more than half of the convertible market traded below par at the end of April. While we view convertibles to be strategic allocations that should be held over full market, economic and interest rate cycles, the pullback and volatility in the market because of rising rates may provide tactical opportunities

SECTOR WEIGHTINGS

Information Technology	33.2%
Consumer Discretionary	18.1
Communication Services	12.1
Health Care	10.3
Financials	9.2
Industrials	5.4
Real Estate	3.1
Utilities	3.0
Materials	2.5
Energy	1.2
Consumer Staples	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Convertible Fund

in addition to strategic ones. For many investors, it's tough to buy equities in this elevated-volatility environment, and convertibles are a way to have equity exposure with less equity-market sensitivity.

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	-16.90%	-16.22%	7.17%	6.02%
With Sales Charge	-18.76	-18.11	6.69	5.32
Class C Shares – Inception 12/31/2014
Without Sales Charge	-17.19	-16.85	6.39	5.24
With Sales Charge	-17.91	-17.57	6.39	5.24
Class I Shares – Inception 12/31/2014	-16.78	-15.99	7.45	6.30

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.25%, Class C shares is 2.00% and Class I shares is 1.00%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%, 1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The MSCI World Index (USD) is a free float-adjusted market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, US dollar-denominated, fixed-rate taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

CALAMOS TIMPANI SMALL CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Timpani Small Cap Growth Fund posted a return of -35.32% (Class I Shares at net asset value) while the Russell 2000 Growth Index dropped -26.77%.

Since Class I shares inception on March 23, 2011, the Fund has returned 11.54% on an annualized basis, while the Russell 2000 Growth Index returned 8.84% over the same period. We believe these comparisons demonstrate the Fund's ability to outdistance its benchmark over full market cycles.

What factors influenced performance during the semiannual period?

The US equity market struggled over the semiannual period as soaring inflation and the Federal Reserve's plan to tighten financial conditions (through a combination of interest rate hikes and a reduction of its balance sheet) gave investors reasons to re-evaluate future economic growth and the prices paid for equities. That said, companies continued to report strong earnings and revenue growth during the period with 31% earnings growth for the S&P 500 Index during Q4 2021, and current indications point to strong, positive earnings growth for Q1 2022. Looking ahead, however, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, rising energy prices and the like. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Small cap growth stocks, which had enjoyed a strong recovery from their post-Covid lows, began to trend largely sideways through much of calendar year 2021, but then sustained a noticeable sell-off in November 2021 as this reporting period began. The market took a much more cautious stance on growth stocks within the small cap space as concerns around tightening financial conditions came to the fore. Valuations on small cap stocks dropped, even with strong earnings and revenues in the space, as investors acted on their worries.

Growth stocks lagged relative to value and defensive stocks during the period, as evidenced by the Russell 2000 Value Index decreasing -9.50%, while the Russell 2000 Growth Index declined -26.77%. Investors were clearly more sensitive to valuations and the prospect of reduced growth expectations associated with growth companies as well as names that had strongly outperformed the rest of the market from the lows in March 2020 through late 2021. During the semiannual period, the Russell 2000 Growth Index was led by sectors that would not be considered exceptionally growthy such as energy (+15.0%)—the only sector with positive performance—then consumer staples (-9.6%), materials (-12.0%), industrials (-17.7%), real estate (-19.2%) and utilities (-21.4%). Rounding out the sectors within the index were consumer discretionary (-26.7%), financials (-27.1%), information technology (-27.4%), communication services (-35.4%) and health care (-38.3%).

OVERVIEW

The Fund invests in the equity securities of small capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential

◼  Analyzes secular trends to uncover exploitable investments specific to small cap companies.

PORTFOLIO FIT

Investing in small cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
C Shares	CTCSX
I Shares	CTSIX
R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
C Shares	128120318
I Shares	128120391
R6 Shares	128120383

www.calamos.com

Calamos Timpani Small Cap Growth Fund

SECTOR WEIGHTINGS

Information Technology	24.5%
Health Care	20.8
Energy	15.6
Consumer Discretionary	14.7
Financials	7.8
Industrials	7.5
Consumer Staples	3.6
Communication Services	2.4
Materials	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund's performance was positively affected by sector allocation decisions. The portfolio started the period with an overweight to the energy sector and further increased it over the course of the six months. As energy was the top-performing sector for the period, the overweight was strongly positive. Our view that the long period of underinvestment in energy businesses could create strong demand for equipment & services companies as well as drillers paid off. The portfolio's underweight to the lackluster health care sector was also additive to relative performance.

Security selection was a significant detractor from relative performance for the period. Market sentiment toward high growth businesses changed dramatically over the semiannual reporting period. Companies that had previously seen strong relative outperformance largely due to robust growth were punished significantly during this period. Often these businesses were able to deliver strong earnings and revenues during their quarterly announcements over the course of the period, but the market grew skeptical about the prospects for higher growth businesses going forward. Security selection within information technology, health care and industrials detracted from performance relative to the Russell 2000 Growth Index, though selection within financials was strongly additive. The market assigned a massive and negative re-rating to growth businesses across equity markets but especially beat down the small cap growth space. Broadly speaking, small cap growth companies that delivered strong quarterly earnings announcements saw their stock prices tumble, and those that did not deliver or gave cautious outlooks were discounted even more.

How is the Fund positioned?

We have been active in our efforts to manage risks during this time of heightened concerns about inflation and growth rates. Over the course of the reporting period, the Fund has sought to reduce investments in names with loftier valuations and greater variability of earnings. That said, the Fund continues to own a diversified portfolio of small cap growth businesses that we believe offer the best fundamental momentum available. Within information technology, for example, the Fund has reduced investment in more cyclically oriented areas, such as semiconductors, and has increased allocations to more reasonably priced productivity enhancers such as software. The Fund's increased investment in energy and reduction in industrials represented the most significant changes from a sector-weight standpoint. As mentioned previously, the energy sector had long been ignored, and we were able to uncover businesses where market expectations were too low in our view. In the industrials sector, we eliminated positions in areas where pricing was extreme because of the run-up during the post-Covid recovery; trucking comes to mind. We also reduced names that we continue to favor, though their valuations appear a bit rich.

What closing thoughts do you have for Fund shareholders?

While market pullbacks and corrections are a normal course of events this most recent sell-off at the market level and the targeting of small cap growth names particularly has been sharp and sudden. Clearly market participants are taking a wait-and-see approach regarding the Fed's ability to slow down the economy in an effort to contain inflation. It's also important to remember that interest rate hikes have a delayed effect on the overall economy, and we believe the Fed may be able to be more cautious than what the market is currently pricing in terms of the tightening of financial conditions. We have already seen indications of slowing inflation data that gives us reason for optimism. As the broad market wrestles

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

with the question of corrections versus bear markets, small cap stocks have already seen their bear market. This could be helpful going forward as small cap stocks and more so small cap growth stocks have already seen a more significant re-rating of the valuations that the market is willing to pay for future growth.

Overall, corporate balance sheets and personal balance sheets are still quite healthy. Nominal levels of economic activity have been strong, indicating the overall health of the economy ex-inflation. Interest rate hikes increase the cost of capital, but in many cases corporations and individuals have locked in borrowing costs and should be less affected by these moves. Labor markets are strong, which is also a positive sign for the economy. That said, there are certainly parts of the economy that are more interest rate sensitive such as housing, and there are corporations that will need to access capital markets for funding, which we need to keep an eye on. The list of market worries is still quite long with concerns around interest rates, inflation, war in Ukraine, Covid variants, supply chains, and commodity prices as mentioned previously. But it's also important to keep a long-term perspective and investigate short-term opportunities created by market dislocations. As the economy slows from rampant growth to more traditional or low, albeit positive growth, businesses that can demonstrate the ability to grow should return to favor. If market valuations remain under pressure due to investor caution, earnings should then be the significant contributor to returns.

ANNUALIZED RETURN: SINCE INCEPTION (3/23/11) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Timpani Small Cap Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (3/23/11) THROUGH 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/14^
Without Sales Charge	-35.41%	-32.86%	12.76%	8.40%
With Sales Charge	-38.48	-36.05	11.68	7.77
Class C Shares – Inception 6/28/21^
Without Sales Charge	-35.63	—	—	-33.21
With Sales Charge	-36.27	—	—	-33.88
Class I Shares (With Predecessor) – Inception 3/23/11
Without Sales Charge	-35.32	-32.68	13.12	11.98
Class R6 Shares – Inception 6/1/19^	-35.29	-32.63	—	10.53

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.37%, Class C shares is 2.11%, Class I shares is 1.11% and Class R6 shares is 1.02%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses of Class A, Class C and Class I shares are limited to 1.30%, 2.05%, 1.05% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund's operations on June 1, 2019 is the performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small-cap companies located in the US that also exhibit a growth probability.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower forecasted medium term (2 year) growth and lower sales per share historical growth (5 years).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Timpani SMID Growth Fund

OVERVIEW

The Fund invests in the equity securities of small and mid capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of estimate revisions to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small and mid cap companies.

PORTFOLIO FIT

Investing in small and mid cap companies is an important component of a diversified investment strategy. Small and midsize companies tend to have a greater chance of growing rapidly and outperforming large cap companies, yet this greater potential also raises the probability of greater volatility—which is why we believe active management is crucial.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX
R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367
R6 Shares	128120359

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Timpani SMID Growth Fund returned -33.87% (Class I Shares at net asset value), while the Russell 2500 Growth Index delivered a -25.96% return.

What factors influenced performance during the semiannual period?

The US equity market struggled over the semiannual period as soaring inflation and the Federal Reserve's plan to tighten financial conditions (through a combination of interest rate hikes and a reduction of its balance sheet) gave investors reasons to re-evaluate future economic growth and the prices paid for equities. That said, companies continued to report strong earnings and revenue growth during the period with 31% earnings growth for the S&P 500 Index for Q4 2021, and current indications point to strong, positive earnings growth for Q1 2022. Looking ahead, however, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, rising energy prices and the like. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Small-to-mid cap growth stocks, which had enjoyed a strong recovery from their post-Covid lows, began to trend largely sideways through much of calendar year 2021, but then sustained a noticeable sell-off in November 2021 as this reporting period began. The market took a much more cautious stance on growth stocks within the small cap space as concerns around tightening financial conditions came to the fore. Valuations on small cap stocks dropped, even with strong earnings and revenues in the space as investors acted on their worries.

Growth stocks lagged relative to value and defensive stocks during the period, as evidenced by the Russell 2500 Value Index decreasing -6.76%, while the Russell 2500 Growth Index declined -25.96%. Investors were clearly more sensitive to valuations and the prospect of reduced growth expectations associated with growth companies as well as names that had strongly outperformed the rest of the market from the lows in March 2020 through late 2021. During the semiannual period, the Russell 2500 Growth Index was led by sectors that would not be considered exceptionally growthy such as energy (+16.3%)—the only sector with positive performance. Materials (-12.0%), real estate (-11.6%), utilities (-14.9%) and consumer staples (-16.0%) also led. Rounding out the sectors within the growth index were industrials (-21.0%), financials (-24.6%), information technology (-25.5%), consumer discretionary (-25.8%), communication services (-35.1%) and health care (-37.6%).

The Fund's performance was positively affected by sector allocation decisions. The portfolio started the period with an overweight to the energy sector and further increased it over the course of the six months. As energy was the top-performing sector for the period, the overweight was strongly positive. Our view that the long period of underinvestment in energy businesses could create strong demand for equipment & services companies as well as drillers paid off. The portfolio's underweight to the lackluster health care sector was also additive to relative performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Fund

Security selection was a significant detractor from relative performance for the period. Market sentiment toward high growth businesses changed dramatically over the semiannual reporting period. Companies that had previously seen strong relative outperformance largely due to robust growth were punished significantly during this period. Often, these businesses were able to deliver strong earnings and/or revenues during their quarterly announcements over the course of the period, but the market grew skeptical about the prospects for higher growth businesses going forward. Security selection within information technology, industrials and health care detracted from performance relative to the Russell 2500 Growth Index, though selection within financials was strongly additive. The market assigned a massive and negative re-rating to growth businesses across equity markets but especially beat down the small-to-mid cap growth space. Broadly speaking, smaller cap growth companies that delivered strong quarterly earnings announcements saw their stock prices tumble, and those that did not deliver or gave cautious outlooks were discounted even more.

How is the Fund positioned?

We have been active in our efforts to manage risks during this time of heightened concerns about inflation and growth rates. Over the course of the reporting period, the Fund has sought to reduce investments in names with loftier valuations and greater variability of earnings. That said, the Fund continues to own a diversified portfolio of small cap growth businesses that we believe offer the best fundamental momentum available. Within information technology, for example, the Fund has reduced investment in more cyclically oriented areas, such as semiconductors, and has increased allocations to more reasonably priced productivity enhancers such as software. The Fund's increased investment in the energy sector and reduction among industrials represented the most significant changes from a sector weight standpoint. As mentioned previously, the energy sector had long been ignored and we were able to uncover businesses where market expectations were too low in our view. In the industrials sector we eliminated positions in areas where pricing was extreme because of the run-up during the post-Covid recovery; trucking comes to mind. We also reduced names that we continue to favor, though their valuations appear a bit rich.

What closing thoughts do you have for Fund shareholders?

While market pullbacks and corrections are a normal course of events, this most recent sell-off at the market level and the targeting of small cap growth names particularly has been sharp and sudden. Clearly market participants are taking a wait-and-see approach regarding the Fed's ability to slow down the economy in an effort to contain inflation. It's also important to remember that interest rate hikes have a delayed effect on the overall economy, and we believe the Fed may be able to be more cautious than what the market is currently pricing in terms of the tightening of financial conditions. We have already seen indications of slowing inflation data that gives us reason for optimism. As the broad market wrestles with the question of corrections versus bear markets, smaller cap stocks have already seen their bear market. This could be helpful going forward as small-to-mid cap stocks and more so small-to-mid cap growth stocks have already seen a more significant re-rating of the valuations that the market is willing to pay for future growth.

Overall, corporate balance sheets and personal balance sheets are still quite healthy. Nominal levels of economic activity have been strong, validating the overall health of the economy ex-inflation. Interest rate hikes increase the cost of capital, but in many cases corporations and individuals have locked in borrowing

SECTOR WEIGHTINGS

Information Technology	26.2%
Consumer Discretionary	16.6
Health Care	15.0
Energy	15.0
Financials	9.0
Industrials	8.8
Consumer Staples	2.4
Communication Services	2.2
Materials	2.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Timpani SMID Growth Fund

costs and should be less affected by these moves. Labor markets are strong, which is also a positive sign for the economy. That said, there are certainly parts of the economy that are more interest rate sensitive such as housing, and there are corporations that will need to access capital markets for funding, which we need to keep an eye on. The list of market worries is still quite long with concerns spanning interest rates, inflation, war in Ukraine, Covid variants, supply chains, and commodity prices as mentioned previously. But It's also important to keep a long-term perspective and investigate short-term opportunities created by market dislocations. As the economy slows from rampant growth to more traditional or low, albeit positive growth, businesses that can demonstrate the ability to grow should return to favor. If market valuations remain under pressure due to investor caution, earnings should then be the significant contributor to returns.

GROWTH OF $1,000,000: SINCE INCEPTION (7/31/19) THROUGH 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 7/31/19
Without Sales Charge	-33.97%	-28.62%	6.83%
With Sales Charge	-37.12	-32.02	4.95
Class I Shares – Inception 7/31/19
Without Sales Charge	-33.87	-28.42	7.12
Class R6 Shares – Inception 7/31/19	-33.87	-28.42	7.12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.79%, Class I shares is 1.55% and Class R6 shares is 1.48%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Fund

either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2500(TM) Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted medium term (2 year) growth and lower sales per share historical growth (5 years).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Growth Fund

OVERVIEW

A broad, flexible strategy enables the Fund to invest in the equities of US companies across all market capitalizations and sectors in order to attain the best potential for long-term capital growth.

KEY FEATURES

◼  Seeks to provide attractive returns through an emphasis on higher-growth US companies spanning the full range of market capitalizations and sectors.

◼  The portfolio reflects top-down, secular thematic views along with high-conviction, fundamentally researched stocks of companies with advantaged business models, high returns on capital, solid free-cash-flow generation, and stewardship-minded management.

◼  Combines secular and cyclical growth to help manage the dynamics of the economy.

PORTFOLIO FIT

May be an attractive option for investors seeking higher growth and diversification that spans all caps of US companies across sectors and industries.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856
I Shares	128119807

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Growth Fund returned -22.02% (Class I Shares at net asset value) versus the S&P 1500 Growth Index return of -16.74%. By way of comparison, the broad equity market, as measured by the S&P 500 Index, also declined with a return of -9.65% for the same period.

Since Class I shares inception on September 18, 1997, the Fund has returned 11.09% on an annualized basis. The S&P 1500 Growth Index, the primary benchmark, returned 8.78% over the same period, and the S&P 500 Index returned 8.17%. We believe these comparisons demonstrate the Fund's ability to outdistance the growth and broad indices over full market cycles.

What factors influenced performance during the semiannual period?

The US equity market struggled over the semiannual period as soaring inflation and the Federal Reserve's plans to tighten financial conditions (through a combination of interest rate hikes and a reduction of the Fed's balance sheet) gave investors reasons to re-evaluate future economic growth and the prices paid for equities. That said, companies continued to report strong earnings and revenue growth during the period with 31% earnings growth for the S&P 500 for Q4 2021, and current indications point to strong, positive earnings growth for Q1 2022 as well. Looking forward, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, rising energy prices and the like. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Growth stocks lagged relative to value and defensive stocks during the period, as evidenced by the S&P 1500 Value Index decreasing only -1.94%, while the S&P 1500 Growth Index declined -16.74%. Investors were clearly more sensitive to valuation and the prospect of reduced growth expectations associated with growth companies as well as names that had strongly outperformed the rest of the market from the lows of March 2020 through late 2021. The S&P 1500 Growth Index was led by sectors that would not be considered exceptionally growthy such as energy (+24.8%), consumer staples (+3.2%), materials (+0.2%), real estate (-2.2%), and utilities (-4.6%). Rounding out the sectors within the growth index were healthcare (-13.1%), industrials (-14.0%), information technology (-14.0%), financials (-18.7%), consumer discretionary (-22.8%) and communication services (-32.4%).

The Fund's sector allocation had a largely neutral impact on relative performance. An overweight to the industrials sector was additive, yet an underweight to the relatively small real estate sector was significantly detrimental as real estate names strongly outperformed the growth index. Individual issue selection was a relative drag on performance, as companies with higher growth estimates came more into doubt amongst the investment community. Within information technology, holdings in technology hardware, storage & peripherals as well as Internet services & infrastructure lagged during the period. Communication services names

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

also trailed those of the market in areas such as interactive media and movies & entertainment. On a positive note, selection within financials and consumer discretionary were additive to relative performance during the period.

How is the Fund positioned?

While a decidedly more defensive tone has permeated the market recently, US equity markets have been highly rotational with fits and starts of leadership from a variety of sectors and factors. As such, the Fund remains broadly diversified. The Fund continues to own secular growth opportunities that should be more enduring such as productivity-enhancing services. Additionally, the Fund maintains investments in consumer-related cyclical areas, as consumer balance sheets are still strong and services spending shows opportunities for improvement. The Fund also has sought to manage risk around the higher growth, but perhaps more speculative opportunities by reducing risk where valuations are stretched relative to the broad market. As of the end of the reporting period, the Fund held overweights to industrials, consumer discretionary, health care and consumer staples. During the period, the Fund further increased its underweight to information technology and also migrated its financials allocation to an underweight.

What closing thoughts do you have for Fund shareholders?

While market pullbacks and corrections are a normal course of events this most recent sell-off at the market level and targeting growth names particularly has been sharp and sudden. Market participants are taking a wait-and-see approach regarding the Fed's ability to slow down the economy in an effort to contain inflation. It's also important to remember that interest rate hikes have a delayed effect on the overall economy, and we believe the Fed may be able to be more cautious than what the market is currently pricing in terms of the tightening of financial conditions. We have already seen indications of slowing inflation data that gives us reason for optimism on that front.

Overall, corporate balance sheets and personal balance sheets are still quite healthy. Nominal levels of economic activity have been strong, validating the overall health of the economy ex-inflation. Interest rate hikes increase the cost of capital, but in many cases corporations and individuals have locked in borrowing costs and should be less affected by these moves. Labor markets are strong, which is also a positive sign for the economy. That said, there are certainly parts of the economy that are more interest-rate sensitive such as housing, and there are corporations that will need to access capital markets for funding, which we need to keep an eye on. The list of market worries is still quite long and includes concerns about interest rates, inflation, the war in Ukraine, Covid variants, supply chains and commodity prices as mentioned previously. But it's also important to keep a long-term perspective and investigate short-term opportunities created by market dislocations. As the economy slows from rampant growth to more traditional or low, albeit positive growth, businesses that can demonstrate the ability to grow should return to favor.

SECTOR WEIGHTINGS

Information Technology	40.5%
Consumer Discretionary	19.6
Communication Services	10.8
Health Care	10.0
Industrials	5.8
Financials	5.6
Consumer Staples	2.9
Materials	2.2
Energy	1.9
Other	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	-22.13%	-12.02%	12.38%	10.69%
With Sales Charge	-25.83	-16.19	11.29	10.15
Class C Shares – Inception 9/3/96
Without Sales Charge	-22.44	-12.68	11.55	9.87
With Sales Charge	-23.03	-13.34	11.55	9.87
Class I Shares – Inception 9/18/97	-22.02	-11.79	12.66	10.97

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance results do not include adjustments made for financial reporting purposes in accordance with US generally accepted accounting principles and may differ from amounts reported in the financial highlights.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.28%, Class C shares is 2.04% and Class I shares is 1.03%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The S&P 1500 Value Index consists of the value segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Growth and Income Fund

OVERVIEW

The Fund invests primarily in US equities, convertibles, fixed income securities and options, endeavoring to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Leverages more than four decades of experience combining equities, convertibles, fixed income securities and options to provide equity-like participation while maintaining a lower risk posture throughout the market cycle.

◼  Research-driven approach identifies opportunities by combining top-down analysis with a research focus on key growth characteristics.

◼  Has consistently paid a competitive distribution since inception.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX
R6 Shares	CGIOX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831
I Shares	128119872
R6 Shares	128120326

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Growth and Income Fund posted a return of -10.56% (Class I Shares at net asset value) versus a return of -9.65% for the S&P 500 Index. The ICE BofA All US Convertibles ex Mandatory Index registered a decline of -16.32% for the period. We manage this Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. Since its Class I shares inception on September 18, 1997, the Fund has returned 9.84% on an annualized basis versus an 8.17% gain for the S&P 500 Index and 8.50% return for the ICE BofA All US Convertibles ex Mandatory Index.

Please discuss the Fund's lower-volatility characteristics.

We believe the Fund's historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund's historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.76 (Class I shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the semiannual period?

The US equity market struggled over the semiannual period as soaring inflation and the Federal Reserve's plan to tighten financial conditions (through a combination of interest rate hikes and a reduction of its balance sheet) gave investors reasons to re-evaluate future economic growth and the prices paid for equities. That said, companies continued to report strong earnings and revenue growth during the period with 31% earnings growth for the S&P 500 for Q4 2021, and current indications point to strong, positive earnings growth for Q1 2022. Looking ahead, however, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, rising energy prices and the like. While Covid has largely transitioned from a pandemic to endemic, lockdowns in China still threaten the course of more normal economic activity globally.

There wasn't much that worked well for investment markets over the reporting period. The more typical safety of high-quality bonds proved elusive as the Bloomberg US Aggregate Bond Index saw a big decline of -9.47% for the period. Growth stocks lagged relative to value and defensive stocks during the period, as evidenced by the S&P 500 Value Index decreasing only -1.64%, while the S&P 500 Growth Index declined -16.86%. Investors were more sensitive to valuation and the prospect of reduced growth expectations associated with growth

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

companies as well as names that had strongly outperformed the rest of the market from the lows of March 2020 through late 2021. The S&P 500 Index was led by commodity and defensive oriented sectors that would not be considered exceptionally growthy such as energy (+34.5%), consumer staples (+10.7%), utilities (+8.2%), materials (+0.8%), and real estate (-1.0%). Rounding out the index sectors were healthcare (-1.8%), industrials (-8.2%), information technology (-12.6%), financials (-13.5%), consumer discretionary (-18.9%), and communication services (-27.5%).

For the semiannual period, the Fund slightly lagged the all-equity index largely due to issue selection and an uncharacteristically difficult stretch for convertible bonds relative to the broad equity market. Sector allocations were modestly additive to relative performance partially due to the funds slight overweight to the energy sector, which led the equity markets overall. Conversely, an underweight to health care was a slight distraction from sector positioning. In terms of security selection, portfolio holdings within the financials sector lagged those of the S&P 500 Index as did holdings within the consumer discretionary sector. Within financials, relative performance lagged more because of what the Fund didn't own in multi-sector holdings, rather than struggles from companies the Fund held. As for health care, convertible securities in health care technology and health care services lagged the equity names within the S&P 500 Index. In our view, convertible securities traditionally offer more risk-managed access to higher growth businesses. But in this reporting period, the underlying equities of higher growth, small and mid cap businesses were significantly out of favor as investors contemplated growth potential in light of the Fed's goals to slow down economic activity and inflation. Security selection was additive within communication services and industrials where convertible securities in movies & entertainment and airlines were significantly additive.

How is the Fund positioned?

From an asset class perspective, our positioning continues to favor equities over fixed income, with convertible securities being the most favored fixed income security. Traditional fixed income continues to face pressure in a rising interest rate environment. Overall, we are emphasizing companies with higher quality characteristics, such as balance sheet strength, earnings quality, and stable cash flow generation, among other factors. Thematically, we are seeking companies positioned to benefit from a goods-to-services transition, where demand is improving not decelerating. Our positioning is likely to become more positive/constructive once the investment markets move beyond this period of rebasing expectations and stabilize.

What closing thoughts do you have for Fund shareholders?

Our base case is that the US economy has entered a slowing mid-cycle period. The Fed's mission to slow economic growth in order to stem the tide of rampant inflation has complicated the economic cycle. While the Fed wishes to curb inflation, the economy was already slowing down, in our view. The end of massive stimulus, the war in Ukraine and global sanctions, Covid lockdowns in China, and continuing supply chain issues have all served to slow economic activity.

SECTOR WEIGHTINGS

Information Technology	23.3%
Health Care	12.6
Consumer Discretionary	11.7
Communication Services	9.1
Financials	8.9
Industrials	8.2
Consumer Staples	5.5
Energy	5.1
Materials	2.8
Utilities	2.2
Real Estate	1.4
Other	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Growth and Income Fund

While market pullbacks and corrections are a normal course of events, this most recent sell-off at the market level and in growth names particularly has been sharp and sudden. Clearly market participants are taking a wait-and-see approach regarding the Fed's ability to slow down the economy in an effort to contain inflation. It's also important to remember that interest rate hikes have a delayed effect on the overall economy, and we believe the Fed may be able to be more cautious than what the market is currently pricing in terms of the tightening of financial conditions. We have already seen indications of slowing inflation data that gives us reason for optimism.

Overall, corporate balance sheets and personal balance sheets are still quite healthy. Nominal levels of economic activity have been strong, validating the overall health of the economy ex inflation. Interest rate hikes increase the cost of capital, but in many cases corporations and individuals have locked in borrowing costs and should be less affected by these moves. Labor markets are strong, which is also a positive sign for the economy. That said, there are certainly parts of the economy that are more interest-rate sensitive such as housing, and there are corporations that will continue to need to access capital markets for funding that will be worth keeping an eye on. The list of market worries is still quite long and includes concerns about interest rates, inflation, the war in Ukraine, waves of Covid, supply chains, commodity prices as mentioned previously, but It's also important to keep a long-term perspective and investigate short term opportunities created by market dislocations. A risk-conscious approach to equity markets appears appropriate in light of these conditions.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	-10.66%	-3.59%	11.49%	9.65%
With Sales Charge	-14.90	-8.17	10.40	9.11
Class C Shares – Inception 8/5/96
Without Sales Charge	-10.99	-4.31	10.66	8.82
With Sales Charge	-11.84	-5.22	10.66	8.82
Class I Shares – Inception 9/18/97	-10.56	-3.36	11.76	9.92
Class R6 Shares – Inception 6/23/20^	-10.54	-3.29	—	14.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.06%, Class C shares is 1.81%, Class I shares is 0.81% and Class R6 shares is 0.73%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles EX Mandatory Index represents the US convertibles securities market excluding mandatory convertibles.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment grade bond market.

The S&P 500 Growth Index, representing the fastest growing companies in the S&P 500, measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum.

The S&P 500 Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Dividend Growth Fund

OVERVIEW

The Fund invests in companies that we believe have an ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◼  Employs bottom-up stock picking and a benchmark-agnostic approach.

◼  Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821
I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Dividend Growth Fund returned -9.87% (Class I shares at net asset value), largely in line with the S&P 500 Index return of -9.65%.

What factors influenced performance during the semiannual period?

The US equity market struggled over the semiannual period as soaring inflation and the Federal Reserve's plan to tighten financial conditions (through a combination of interest rate hikes as well as a reduction of the Fed's balance sheet) gave investors reasons to re-evaluate future economic growth and the prices paid for equities. That said, companies continued to report strong earnings and revenue growth during the period with 31% earnings growth for the S&P 500 for Q4 2021, and current indications point to strong, positive earnings growth for Q1 2022 as well. Looking forward, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, rising energy prices and the like. While Covid has largely transitioned from a pandemic to endemic, lockdowns in China still threaten the course of more normal economic activity globally.

Growth stocks lagged relative to value and defensive stocks during the period, as evidenced by the S&P 500 Value Index decreasing only -1.64%, while the S&P 500 Growth Index declined -16.86%. Investors were clearly more sensitive to valuation and the prospect of reduced growth expectations associated with growth companies as well as names that had strongly outperformed the rest of the market from the lows of March 2020 through late 2021. For the semiannual period, the S&P 500 Index was led by commodity and defensive-oriented sectors that would not be considered exceptionally growthy such as energy (+34.5%), consumer staples (+10.7%), utilities (+8.2%), materials (+0.8%), and real estate (-1.0%). Rounding out the sectors within the index were healthcare (-1.8%), industrials (-8.2%), information technology (-12.6%), financials (-13.5%), consumer discretionary (-18.9%), and communication services (-27.5%).

The Fund's sector allocation was marginally additive to relative performance for the reporting period. An overweight to energy, which was the market's leading sector, added value as did our underweight to communication services where we had concerns about the sector's valuations. That said, an underweight to the real estate sector, although a small percentage of the S&P 500 Index, was a drag on relative performance.

While the Fund did reduce weightings in some of the more speculative growth businesses trading at loftier valuations and does own stocks within the value arena, the portfolio has an overall slight bias toward growth businesses—looking to that growth to assist in dividends and dividend growth. For the reporting period, security selection, notably in financials and consumer discretionary, was a slight drag on relative performance. In financials, an emphasis on investment banking & brokerage as well as diversified banks was detrimental as those industries underperformed. Within consumer discretionary, names within auto parts as well as hotels, resorts & cruise lines struggled. Strong stock selection in health care was noteworthy as well as information technology. Within health care,

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

the portfolio's names in pharmaceuticals and health care equipment strongly outperformed those of the market. Within information technology, Fund holdings in environmental facilities & services as well as railroads boosted results.

How is the Fund positioned?

The Fund is broadly diversified by sector, favoring individual stock selection to significant sector over and underweights. The Fund's largest underweight is in the real estate sector, which has more fulsome valuations relative to growth opportunities, in our view. The most significant changes in relative weightings were reductions to information technology and financials. The largest increases to relative sector weights occurred within health care names and consumer staples. While consumer staples can be considered more defensive, our additions to the space are tied to consumer strength. The Fund's mix of common stocks includes cyclical and secular growth opportunities, though the greater focus is on names that offer higher quality consistent earnings, strong cash flow and growth potential.

What closing thoughts do you have for Fund shareholders?

Our base case is that the US economy has entered a slowing mid-cycle period. The Fed's mission to slow economic growth in order to stem rampant inflation has complicated the economic cycle. While the Fed wishes to curb inflation, the economy was already slowing down, in our view. The end of massive stimulus, the war in Ukraine and global sanctions, Covid lockdowns in China, and continued supply chain issues have all served to slow economic activity.

While market pullbacks and corrections are a normal course of events this most recent sell-off at the market level and targeting of growth names particularly has been sharp and sudden. Market participants are clearly taking a wait-and-see approach regarding the Fed's ability to slow down the economy in an effort to contain inflation. It's also important to remember that interest rate hikes have a delayed effect on the overall economy, and we believe the Fed may be able to proceed more cautiously than what the market is currently pricing in terms of the tightening of financial conditions. We have already seen indications of slowing inflation data that gives us reason for optimism on that front.

Overall, corporate balance sheets and personal balance sheets are still quite healthy. Nominal levels of economic activity have been strong, validating the overall health of the economy ex inflation. Interest rate hikes increase the cost of capital, but in many cases corporations and individuals have locked in borrowing costs and should be less affected by these moves. Labor markets are strong, which is also a positive sign for the economy. That said, there are certainly parts of the economy that are more interest-rate sensitive such as housing, and there are corporations that need to access capital markets for funding, which we need to keep an eye on. The list of market worries is still quite long and includes interest rates, inflation, the war in Ukraine, Covid variants, supply chains and commodity prices as mentioned previously. But It's also important to keep a long-term perspective and investigate short-term opportunities created by market dislocations. Our focus on stable companies that generate ample free cash flow appears appropriate in light of these conditions.

SECTOR WEIGHTINGS

Information Technology	26.3%
Health Care	14.4
Consumer Discretionary	12.6
Financials	10.1
Communication Services	7.6
Consumer Staples	7.5
Industrials	7.1
Energy	5.3
Materials	2.8
Utilities	1.9
Other	1.3
Real Estate	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Dividend Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (8/05/13) THROUGH 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	-10.00%	-0.79%	12.76%	10.12%
With Sales Charge	-14.25	-5.47	11.67	9.50
Class C Shares – Inception 8/5/2013
Without Sales Charge	-10.28	-1.50	11.94	9.30
With Sales Charge	-11.11	-2.41	11.94	9.30
Class I Shares – Inception 8/5/2013	-9.87	-0.54	13.04	10.39

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 2.04%, Class C shares is 2.78% and Class I shares is 1.80%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The S&P 500 Growth Index, representing the fastest growing companies in the S&P 500, measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum.

The S&P 500 Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund

CALAMOS SELECT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Select Fund returned -11.96% (Class I shares at net asset value), while the S&P 500 Index returned -9.65%.

What factors influenced performance over the period?

The US equity market struggled over the semiannual period as soaring inflation and the Federal Reserve's plan to tighten financial conditions (through a combination of interest rate hikes and a reduction of its balance sheet) gave investors reasons to re-evaluate future economic growth and the prices paid for equities. That said, companies continued to report strong earnings and revenue growth during the period with 31% earnings growth for the S&P 500 for Q4 2021, and current indications point to strong, positive earnings growth for Q1 2022. Looking ahead, however, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, rising energy prices and the like. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Growth stocks lagged relative to value and defensive stocks during the period, as evidenced by the S&P 500 Value Index declining only -1.64%, while the S&P 500 Growth Index delivered a return of -16.86%. Investors were clearly more sensitive to valuations and the prospect of reduced growth expectations associated with growth companies as well as names that had strongly outperformed the rest of the market from the lows in March 2020 through late 2021. For the semiannual period, the S&P 500 Index was led by commodity and defensive oriented sectors that would not be considered exceptionally growthy such as energy (+34.5%), consumer staples (+10.7%), utilities (+8.2%), materials (+0.8%) and real estate (-1.0%). Rounding out the sectors within the index were healthcare (-1.8%), industrials (-8.2%), information technology (-12.6%), financials (-13.5%), consumer discretionary (-18.9%) and communication services (-27.5%).

The Fund's sector allocation was broadly neutral to relative performance for the reporting period. An overweight to consumer staples, which performed quite well in the more defensive environment, added value as did our underweight to information technology where we had concerns about valuations. That said, a lack of exposure to the real estate sector, although a small percentage of the S&P 500 Index, was a drag on relative performance.

While the Fund did reduce weightings in several more speculative growth businesses trading at loftier valuations, and we do own stocks within the value arena, the portfolio overall has a slight bias toward growth businesses. Security selection within information technology, consumer discretionary and utilities were all drags on relative performance. In information technology, the Fund did reduce its overall allocation and sought to reduce higher valued names, but the Fund did still own higher prospective growth businesses that are geared toward enhancing productivity. Those stocks, which had been strong performers previously and continue to offer higher growth opportunities, fell out of favor with the nervous market. Within consumer discretionary, names within footwear as well as auto

OVERVIEW

The Fund primarily invests in a concentrated portfolio of large cap US equities with broad representation across sectors, industries and investment styles.

KEY FEATURES

◼  Security selection is based mainly on Calamos analysts' highest conviction ideas. We leverage the collective expertise of the firm's research analysts, who average 15+ years of experience in their respective sectors.

◼  The investment process is driven by rigorous fundamental and sector-specific research. The goal is to maximize exposure to opportunities the team believes are most compelling.

◼  Quantitative tools help minimize systematic risks across both sectors and factors. We use quantitative tools to minimize unintended bets and maximize the impact of security selection on portfolio performance.

PORTFOLIO FIT

Because the Fund pairs a high-conviction approach with a broad investment universe, we believe it is an attractive choice for investors seeking a long-term core equity allocation to US stocks.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641
I Shares	128119633

www.calamos.com

Calamos Select Fund

SECTOR WEIGHTINGS

Information Technology	22.5%
Health Care	14.7
Financials	10.4
Consumer Discretionary	10.3
Communication Services	9.1
Industrials	10.0
Consumer Staples	7.7
Energy	5.7
Materials	2.6
Utilities	2.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

parts struggled. In utilities, holdings within electric utilities lagged those of the overall sector. By way of contrast, strong stock selection was notable within health care and industrials. Within health care, the portfolio's selection in pharmaceuticals strongly outperformed those of the market and selection within managed care also added to relative performance. Within the industrials sector, Fund holdings in environmental facilities & services as well as railroads outperformed for the period.

How is the Fund positioned?

While a decidedly more defensive tone has permeated the market recently, US equity markets have been highly rotational with fits and starts of leadership from a variety of sectors and factors. As such, the Fund remains broadly diversified by sector. The real estate sector is the only space where the Fund has no allocation. During the reporting period, the Fund noticeably increased its allocations in health care as well as consumer staples. Health care names had struggled previously, offer attractive valuations and are not as dependent on rampant GDP growth. Consumer staples tend to offer more stability with the trade-off typically being less dynamic growth. The Fund's focus has been on more dynamic growth opportunities associated with those consumers who still indicate a propensity to spend. The most significant reductions from a sector allocation standpoint occurred within information technology and financials. As mentioned previously, information technology was reduced in an effort to manage risk around companies with the good and not-so-good characteristics of higher growth yet higher valuations. In hindsight a further reduction would have worked better during the reporting period, yet we still see opportunity for these dynamic, productivity enhancing businesses. In the financials space, changes were more geared at the company level, where the portfolio exited three positions while adding two new names, as opposed to strong top-down concerns.

The Fund continues to favor large cap names across the spectrum of secular growth opportunities that should be more enduring such as productivity enhancing services as well as consumer-related cyclical areas. Consumer balance sheets are still strong and services spending still shows opportunities for improvement. Nominal growth measures are still strong, validating the resilience of the US consumer, though we will keep a watchful eye on inflation and employment measures for indications of potential changes.

What closing thoughts do you have for Fund shareholders?

While market pullbacks and corrections are a normal course of events, this most recent sell-off at the market level and of growth names in particular has been sharp and sudden. Clearly market participants are taking a wait-and-see approach regarding the Fed's ability to slow down the economy in an effort to contain inflation. It's also important to remember that interest rate hikes have a delayed effect on the overall economy, and we believe the Fed may be able to be more cautious than what the market is currently pricing in terms of the tightening of financial conditions. We have already seen indications of slowing inflation data that gives us reason for optimism.

Overall, corporate balance sheets and personal balance sheets are still quite healthy. Nominal levels of economic activity have been strong, indicating the good overall health of the economy ex inflation. Interest rate hikes increase the cost of

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund

capital, but in many cases corporations and individuals have locked in borrowing costs and should be less affected by these moves. Labor markets are strong, which is also a positive sign for the economy. Nevertheless, there are certainly parts of the economy that are more interest-rate sensitive such as housing, and there are corporations that will need to access capital markets for funding, which we will keep an eye on. The list of market worries is still quite long and includes concerns about interest rates, inflation, the war in Ukraine, Covid variants, supply chains, and commodity prices as mentioned previously, but It's also important to keep a long-term perspective and investigate short-term opportunities created by market dislocations.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Select Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	-12.10%	-2.91%	11.04%	9.82%
With Sales Charge	-16.27	-7.50	9.97	9.29
Class C Shares – Inception 1/2/02
Without Sales Charge	-12.40	-3.66	10.22	9.01
With Sales Charge	-13.20	-4.54	10.22	9.01
Class I Shares – Inception 3/1/02	-11.96	-2.67	11.31	10.09

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.57%, Class C shares is 2.33% and Class I shares is 1.32%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The S&P 500 Growth Index, representing the fastest growing companies in the S&P 500, measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum.

The S&P 500 Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos International Growth Fund returned -22.36% (Class I shares at net asset value) versus the -18.20% return for the MSCI EAFE Growth Index and -11.68% return for the MSCI ACWI ex USA Index. The Fund's return landed within the 63rd percentile of the Morningstar Foreign Large Growth category during this time period.*

Since Class I shares inception on March 17, 2005, the Fund has returned 7.57% on an annualized basis compared with a 5.94% return for the MSCI EAFE Growth Index and 5.40% increase for the MSCI ACWI ex USA Index. We believe this demonstrates the Fund's ability to generate long-term excess returns over complete market cycles.

What factors influenced performance during the semiannual period?

International stocks struggled in the semiannual period as markets traversed a landscape characterized by higher inflation, rising interest rates, and heightened geopolitical tension. Looking ahead, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, and high commodity prices. While Covid has largely transitioned from a pandemic to an endemic phase, the recent lockdowns in China still threaten the course of more normal economic activity globally.

The Fund trailed the index over the semiannual period due to lagging individual security selection. Our Fund holdings in foreign stocks with more cyclical and secular growth characteristics trailed the narrow, defensive market sectors and industries that held up relatively better amid the broad sell-off in international equities.

Positive Influences on Performance

Energy. The Fund's average overweight position and favorable security selection in energy helped buoy relative returns. Specifically, oil & gas exploration & production and integrated oil & gas supported return.

Materials. Leading security selection and an average overweight position in materials, notably in copper and diversified metals & mining, added to the Fund's performance.

Negative Influences on Performance

Information Technology. Over the period, security selection and an average overweight stance within the information technology sector hampered relative performance, as holdings in the internet services & infrastructure and semiconductor equipment industries underperformed.

OVERVIEW

The Fund offers a dynamic approach to accessing international growth opportunities. We apply our active investment approach to build a portfolio of companies with superior growth and quality attributes across developed and emerging markets.

KEY FEATURES

◼  Identifies companies with compelling growth, competitive advantages and financial strength.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

◼  Investment universe spans geographies and market caps, providing a wide breadth of opportunities.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559
I Shares	128119542
R6 Shares	128120425

*  Data is as of 4/30/22. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos International Growth Fund Class I shares were in the 63rd, 2nd, 7th and 40th percentiles of 454, 392, 349 and 223 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Foreign Large Growth category.

www.calamos.com

Calamos International Growth Fund

SECTOR WEIGHTINGS

Consumer Discretionary	17.1%
Industrials	16.1
Information Technology	15.1
Financials	13.7
Health Care	13.5
Materials	8.2
Consumer Staples	4.6
Energy	4.6
Communication Services	4.1
Other	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Communication Services. Security selection in communication services lost ground as well, especially in the interactive home entertainment and advertising industries.

Geographic Performance

Favorable security selection in EMEA added value to Fund performance. The lack of any exposure in Poland helped relative performance.

By contrast, security selection in Emerging Asia negatively impacted the Fund's performance. The Fund's securities fell short of benchmark constituents, especially those in China and Taiwan. Security selection in Europe also trailed the index and hampered returns in the period.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities, actively integrating them into the investment decision-making process.

◼  The Fund is positioned with a combination of cyclical and secular growth opportunities, including commodities exposure, reopening/recovery stories, and select defensives.

◼  Industrials, consumer discretionary, technology, health care, financials and materials represent the largest sector weights in the Fund. Key industry positions include pharmaceuticals, banks, semiconductors, aerospace and defense, metals & mining, and travel.

◼  We own a range of energy and materials holdings in companies positioned to benefit from global supply-and-demand dynamics and attractive capital efficiency.

◼  We have an underweight stance in more defensive areas including utilities, real estate, consumer staples and traditional telecoms.

◼  Through a geographic lens, we own diversified holdings in Europe across a range of end markets and business models. The Fund is positioned in a blend of cyclical and secular growth companies, commodity exposures, along with select reopening and defensive areas.

◼  We own positions in emerging markets within key demand areas such as semiconductors, branded apparel, interactive media, and higher-quality financials.

◼  We hold a moderate weight in Japan, which includes several higher-quality companies with attractive business models positioned to benefit as global supply chains normalize in the coming months.

What closing thoughts do you have for Fund shareholders?

International equities continue to navigate a set of formidable crosscurrents. We are analyzing many aspects of economic activity, alongside geopolitical events, key policy actions and corporate earnings. Global monetary conditions are in a period of transition as multiple central banks tapered asset purchases and raised interest rates in recent months. We see opportunities in foreign stocks that may benefit from normalizing supply chains and inflation in the months ahead,

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

earnings growth potential, and a range of exploitable valuation differences across regions. Despite these tailwinds, we are mindful that markets will experience volatility and we remain closely attuned to risks.

In terms of Fund positioning, we favor investments in companies with near-term earnings growth potential, flexible balance sheets, supportive valuations, and advantaged business models. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials, health care, energy, and materials with compelling fundamentals. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in international markets.

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos International Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	-22.43%	-18.80%	9.14%	6.24%
With Sales Charge	-26.12	-22.64	8.09	5.73
Class C Shares – Inception 3/16/05
Without Sales Charge	-22.72	-19.39	8.33	5.45
With Sales Charge	-23.35	-20.05	8.33	5.45
Class I Shares – Inception 3/16/05	-22.36	-18.60	9.41	6.51
Class R6 Shares – Inception 9/17/18^	-22.30	-18.50	—	8.53

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.56%, Class C shares is 2.31%, Class I shares is 1.31% and Class R6 shares is 1.22%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.10%, 1.85%, and 0.85% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the US and Canada).

The MSCI ACWI ex USA Index represents the performance of large- and mid-cap stocks across developed and emerging markets excluding the United States. The MSCI ACWI ex USA Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

The Morningstar Foreign Large Growth Category is comprised of funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price/book and price/cash flow ratios, relative to the MSCI EAFE Index. These funds typically will have less than 20% of assets invested in US stocks.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Evolving World Growth Fund

OVERVIEW

The Fund offers an active, risk-managed strategy to access growth opportunities in emerging markets. The fund invests in emerging market-domiciled and developed market-domiciled companies with significant revenue exposures attributable to emerging markets.

KEY FEATURES

◼  Conducts research across the capital structure and utilizes Calamos' experience in convertible securities to dynamically manage the risk profile.

◼  Emphasizes countries enacting structural reforms and improving economic freedoms, which we believe enhances growth prospects and mitigates risk.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

PORTFOLIO FIT

With its focus on risk management, the Fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146
I Shares	128119138

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Evolving World Growth Fund returned -17.66% (Class I shares at net asset value) versus a -14.04% return for the MSCI Emerging Markets Index.

Since its Class I shares inception on August 15, 2008, the Fund has returned 5.39% on an annualized basis compared with the 3.39% return of the MSCI Emerging Markets Index. We believe this demonstrates the Fund's ability to access emerging market opportunities and deliver leading returns while pursuing a risk-managed investment approach over complete market cycles.

What factors influenced performance during the semiannual period?

Emerging markets struggled during the semiannual period against a backdrop of higher inflation, heightened geopolitical tension, and a stronger dollar. Looking ahead, investors and companies have lowered expectations given the risks presented by interest rates, the war in Ukraine, supply chain disruptions, and high commodity prices. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Pursuant to our objectives, the Evolving World Growth Fund navigated the volatile markets while employing an active blend of economic cohorts and drawing on a wide investment universe. The Fund's return trailed the index over the semiannual due primarily to lagging security selection. Our holdings in emerging market companies with cyclical and secular growth characteristics trailed the more narrow, defensive market sectors and industries that held up relatively better amid the correction in emerging markets.

Positive Influences on Performance

Energy. The Fund's leading security selection in energy outperformed. Names in integrated oil & gas and oil & gas equipment & services were leading contributors.

Materials. Favorable security selection in materials, notably in copper and aluminum, added to the Fund's performance.

Negative Influences on Performance

Communication Services. Over the period, security selection and an average overweight allocation within the communication services sector detracted from relative performance, as holdings in the interactive home entertainment and integrated telecommunication services industries lagged.

Financials. Selection in financials, specifically in the diversified banks and life & health insurance industries, lost ground on a relative basis.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

Geographic Performance

Favorable security selection and an underweight stance in EMEA drove relative performance. Also, the Fund benefitted from select multinationals in the United States with significant revenue exposure in emerging markets.

In contrast, security selection in Emerging Asia dragged on return. Holdings in Taiwan and India hindered relative returns. Moreover, selection in Emerging Latin America underperformed. Specifically, our holdings in Brazil and Argentina trailed.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities, actively integrating them into the investment decision-making process.

◼  We maintain a constructive view on opportunities in emerging markets. Our Fund positioning favors a blend of cyclical and secular growth companies, commodity exposures, reopening stories and select defensives.

◼  From a sector perspective, the Fund's largest weights are in financials, technology, consumer discretionary, materials and energy. We own holdings within key demand areas including higher-quality financials, semiconductors, interactive media & services, internet retail, and metals & mining.

◼  We own a range of energy and materials holdings in companies positioned to benefit from global supply-and-demand dynamics and attractive capital efficiency.

◼  We hold a low weight or underweight in defensive sectors including utilities, health care, and traditional telecoms, reflecting our more favorable view of opportunities in the sectors noted above.

◼  From a geographic perspective, we favor investments in India, China, Taiwan, Brazil, Mexico, South Africa, and an expanding set of opportunities in parts of Southeast Asia and the Middle East.

What closing thoughts do you have for Fund shareholders?

Emerging markets continue to navigate a set of complex crosscurrents. We are analyzing many aspects of economic activity, alongside the geopolitical backdrop, key policy actions and corporate earnings. Global monetary conditions are in a period of transition as multiple central banks have tapered asset purchases and raised policy rates. We see opportunities in emerging markets, reflecting prospects for a wider recovery in the quarters ahead, earnings growth potential and attractive valuations. Despite these potential catalysts, we are mindful that markets will experience volatility, and we remain closely attuned to risks.

In terms of Fund positioning, we favor a blend of investments in cyclical and secular growth areas, in addition to those tied to demand in commodities, select reopening stories and defensives. We own companies with flexible balance sheets, supportive valuations, and the ability to deliver earnings growth in a challenging environment. From a sector perspective, we see opportunities in consumer discretionary, financials, technology, materials, and energy with compelling fundamentals. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in emerging markets.

SECTOR WEIGHTINGS

Financials	25.6%
Consumer Discretionary	16.8
Information Technology	16.3
Materials	7.9
Energy	7.9
Industrials	7.6
Communication Services	6.2
Consumer Staples	4.7
Real Estate	2.2
Health Care	1.8
Other	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Evolving World Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	-17.77%	-20.28%	8.12%	4.12%
With Sales Charge	-21.68	-24.05	7.09	3.61
Class C Shares – Inception 8/15/08
Without Sales Charge	-18.05	-20.83	7.32	3.34
With Sales Charge	-18.87	-21.62	7.32	3.34
Class I Shares – Inception 8/15/08	-17.66	-20.04	8.41	4.38

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.60%, Class C shares is 2.34% and Class I shares is 1.35%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.30%, 2.05%, and 1.05% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Global Equity Fund

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms that demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◼  Pursues, the best risk/reward opportunities across countries, market capitalizations and sectors.

◼  Seeks global growth companies that may benefit from secular themes, such as exponential demand for information and entertainment.

◼  Takes environmental, social and governance (ESG) factors into account.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or replace value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX
R6 Shares	CGEOX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468
I Shares	128119450
R6 Shares	128120334

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Global Equity Fund returned -20.94% (Class I shares at net asset value) versus the -11.11% return for the MSCI World Index and the -11.45% return for the MSCI ACWI Index over the period. The Fund's return was ahead of its category peer average in the period, landing in the 44th percentile of the Morningstar Global Large-Stock Growth category.

We believe the Fund's compelling medium and long-term performance record demonstrates the Fund's ability to generate excess returns over complete market cycles and varied investment environments. Since its inception on March 2, 2007, the Fund has returned 8.71% on an annualized basis (Class I shares at net asset value) compared with a 6.91% return for the MSCI World Index and 6.53% return for the MSCI ACWI Index.

What factors influenced performance during the semiannual period?

Global stocks struggled in the semiannual period as investors traversed a global landscape characterized by higher inflation, rising interest rates, and heightened geopolitical tension. Looking ahead, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, and high commodity prices. While Covid has largely transitioned from a pandemic to endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

The Fund trailed the index over the semiannual period due to lagging individual security selection. Many of our Fund holdings in global companies with cyclical and secular growth characteristics trailed the more narrow, defensive market sectors and industries that held up relatively better amid the broad sell-off.

Positive Influences on Performance

Energy. The Fund's average overweight stance and leading security selection in energy drove relative performance. Specifically, oil & gas exploration & production and integrated oil & gas represented major contributors.

Negative Influences on Performance

Information Technology. Over the period, security selection and an average overweight stance within information technology weakened relative results, as holdings in the semiconductors and semiconductor equipment industries curbed relative returns.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our

*  Data is as of 4/30/22. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Global Equity Fund Class I Shares were in the 47th, 9th, 25th and 65th percentiles of 360, 311, 273 and 168 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Global Large-Stock category.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

investment team evaluates macroeconomic factors and growth opportunities, and actively integrates them into the investment decision-making process.

◼  The Fund is positioned with a combination of cyclical and secular growth opportunities, including commodities exposure, reopening/recovery stories and select defensives.

◼  Technology, consumer discretionary, health care, financials, industrials, and energy represent the largest sector weights in the Fund. Key industry positions include pharmaceuticals, semiconductors, diversified banks, aerospace and defense, interactive media, and oil & gas.

◼  We own a range of energy and materials holdings in companies positioned to benefit from global supply-and-demand dynamics and attractive capital efficiency.

◼  We have an underweight stance in more defensive areas including utilities, real estate, consumer staples and traditional telecoms.

◼  We own a set of cyclical and secular growth opportunities in the US, favoring businesses with the ability to grow near-term earnings and relatively supportive valuations.

◼  In Europe, we own diversified holdings that reflect a blend of end markets and business types positioned in cyclicals in addition to commodity exposures, select reopening stories, and defensive areas.

◼  We own select positions in emerging markets within key demand areas such as semiconductors, branded apparel, interactive media, and higher quality financials.

◼  We have a modest weight in Japan. We own higher quality companies with attractive business models positioned to benefit from improving supply chains and global demand.

What closing thoughts do you have for Fund shareholders?

Global stocks continue to navigate a set of formidable crosscurrents. We are analyzing many aspects of economic activity, alongside the geopolitical backdrop, key policy actions and corporate earnings. Global monetary conditions are in a period of transition as multiple central banks have tapered asset purchases and raised interest rates in recent months. We see opportunities in global stocks that may benefit from normalizing supply chains and inflation in the months ahead, continued earnings growth potential, and a range of exploitable valuation differences across regions. Despite these tailwinds, we are mindful that markets will experience volatility and we remain closely attuned to risks.

In terms of Fund positioning, we favor investments in companies with advantaged business models, flexible balance sheets, supportive valuations, and the ability to deliver earnings growth. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials, health care, energy, and materials with compelling fundamentals. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

SECTOR WEIGHTINGS

Information Technology	23.9%
Consumer Discretionary	15.9
Health Care	13.0
Financials	10.4
Industrials	8.7
Energy	6.8
Communication Services	6.2
Materials	5.6
Consumer Staples	4.2
Other	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Equity Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	-21.00%	-14.04%	11.97%	9.52%
With Sales Charge	-24.77	-18.11	10.89	8.99
Class C Shares – Inception 3/1/07
Without Sales Charge	-21.34	-14.66	11.12	8.70
With Sales Charge	-22.02	-15.39	11.12	8.70
Class I Shares – Inception 3/1/07	-20.94	-13.81	12.24	9.79
Class R6 Shares – Inception 6/23/20^	-20.87	-13.73		11.75

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.58%, Class C shares is 2.33%, Class I shares is 1.33% and Class R6 shares 1.27%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.15% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

www.calamos.com

Calamos Global Equity Fund

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (USD) is a free float-adjusted market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI (USD) Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI (USD) Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

The Morningstar World Large-Stock Growth Category comprises international funds having 20% to 60% of stocks invested in the United States.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund

CALAMOS GLOBAL OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos Global Opportunities Fund returned -15.65% (Class I shares at net asset value) versus a -11.45% return for the MSCI ACWI Index and -11.11% return for the MSCI World Index.

Since Class I shares inception on September 18, 1997, the Fund has returned 7.57% on an annualized basis versus a 6.64% return for the MSCI ACWI Index and 6.83% return for the MSCI World Index. We manage the Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. We believe this performance demonstrates the Fund's ability to generate attractive long-term returns while pursuing a risk-managed investment approach.

What factors influenced performance?

Global stocks and convertible securities struggled in the semiannual period as markets traversed a global landscape characterized by higher inflation, rising interest rates, and heightened geopolitical tension. Looking ahead, investors and companies have lowered expectations considering the risks presented by interest rates, the war in Ukraine, supply chain disruptions, and high commodity prices. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Pursuant to our risk-managed equity objective, the Fund navigated volatile markets while employing an active blend of common stocks, convertibles, and options. The Fund's return trailed the index over the semiannual period due to lagging individual security selection. Our holdings in global companies with cyclical and secular growth characteristics trailed the more narrow, defensive market sectors and industries that held up relatively better amid the broad sell-off across markets.

Positive Influences on Performance

Energy. The Fund's favorable security selection and average overweight stance in energy promoted relative returns. In particular, our holdings in oil & gas exploration & production and integrated oil & gas were sources of strength.

Consumer Discretionary. In consumer discretionary, security selection in the automobile manufacturers and general merchandise stores industries added to the Fund's performance

OVERVIEW

The Fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Favors companies that source varied revenue streams and strive to generate high-quality growth fundamentals.

◼  Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities along with the potential for lower volatility over market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708
I Shares	128119609

www.calamos.com

Calamos Global Opportunities Fund

SECTOR WEIGHTINGS

Information Technology	20.1%
Consumer Discretionary	17.9
Financials	11.3
Health Care	11.1
Industrials	9.4
Communication Services	8.0
Consumer Staples	6.6
Materials	6.3
Energy	4.1
Airlines	0.7
Utilities	0.5
Other	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Negative Influences on Performance

Information Technology. Over the period, selection within the information technology sector held back relative performance, as holdings in the data processing & outsourced services and semiconductor equipment industries lagged.

Financials. Security selection and an average underweight position in financials also held back relative results. Specifically, diversified banks and our lack of participation in multi-sector holdings hindered return.

Geographic Performance

From a regional standpoint, the Fund benefitted from security selection and an underweight allocation in EMEA. Specifically, our lack of exposure in Russia and Poland represented significant contributors. Moreover, favorable security selection and an overweight allocation in Canada added value to Fund performance.

Conversely, selection in Europe, particularly holdings in the Netherlands and Switzerland, detracted from the Fund's performance. In addition, the Fund's relative security selection in the United States weakened relative returns.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities, actively integrating them into the investment decision-making process.

◼  The Fund is positioned with a combination of cyclical and secular growth opportunities, including commodities exposure, reopening/recovery stories, and select defensives.

◼  Consumer discretionary, technology, health care, financials, and industrials represent the largest sector weights. Key industry positions include pharmaceuticals, semiconductors, diversified banks, interactive media & services, autos, and metals & mining.

◼  We own a range of energy and materials holdings in companies positioned to benefit from global supply-and-demand dynamics and attractive capital efficiency.

◼  We have an underweight stance in certain defensive areas including utilities, real estate, and more traditional telecoms.

◼  We own cyclical and secular growth opportunities in the US, favoring businesses with the ability to grow near-term earnings and relatively supportive valuations.

◼  We own diversified holdings in Europe with a blend of end markets and business types. The Fund is positioned across cyclicals, commodities as well as select reopening and defensive areas.

◼  We hold positions in emerging markets that offer higher-quality attributes in demand areas such as semiconductors, interactive media, banking and insurance.

◼  We have modest weight in Japan, which includes higher-quality companies with attractive business models positioned to benefit from improving supply chains and global demand.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund

What closing thoughts do you have for Fund shareholders?

Global markets continue to navigate a set of formidable crosscurrents. We are analyzing many aspects of economic activity, key policy actions, corporate earnings, and geopolitical events. Global monetary conditions are in a period of transition as multiple central banks have tapered asset purchases and raised interest rates in recent months. We see opportunities in global stocks and convertibles that may benefit from normalizing supply chains and inflation in the months ahead, continued earnings growth potential, and a range of exploitable valuation differences across regions.

Despite these tailwinds, we are mindful that markets will experience volatility, and we remain closely attuned to risks. As markets navigate geopolitical risks, monetary policy, and inflation, we believe the Fund's focus on providing lower-volatility global equity market participation over full market cycles will serve it well. We favor investments in companies with flexible balance sheets, supportive valuations, and the ability to deliver earnings growth. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials, health care, energy and materials with compelling fundamentals. Our active, risk-managed investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

www.calamos.com

Calamos Global Opportunities Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	-15.79%	-9.36%	8.93%	6.93%
With Sales Charge	-19.76	-13.66	7.88	6.41
Class C Shares – Inception 9/24/96
Without Sales Charge	-16.02	-10.00	8.14	6.13
With Sales Charge	-16.81	-10.85	8.14	6.13
Class I Shares – Inception 9/18/97	-15.65	-9.20	9.19	7.19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.45%, Class C shares is 2.20% and Class I shares is 1.20%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.22%, 1.97%, and 0.97% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (US Dollars) is a market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods.

Morningstar World Allocation funds seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. While these portfolios do explore the whole world, most of them focus on the US, Canada, Japan and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-US stocks or bonds.

www.calamos.com

Calamos Global Opportunities Fund

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Small Cap Growth Fund

CALAMOS INTERNATIONAL SMALL CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

Please discuss the new Calamos International Small Cap Growth Fund's strategy and role within an asset allocation.

Recently launched on March 30, 2022, we are pleased to introduce the Calamos International Small Cap Growth Fund, which in simple terms seeks out securities that offer the best opportunities for growth. It does so by providing investors exposure to an asset class often under-represented in portfolios with the potential for diversification and alpha opportunities. Among its benefits, the Fund offers:

◼  Meaningful diversification. International small cap stocks are less correlated to the US large and small cap markets, which makes them an excellent means to diversify a portfolio. Non-US small caps are tied more closely to their local economies, serve different customers, operate in different macroeconomic environments, and thereby provide different sources of earnings. The Fund seeks investments in companies with superior earnings growth potential coupled with financial strength and flexibility.

◼  The potential to add alpha. The international small cap universe has the greatest number of stocks and fewest analysts per stock. This relative lack of coverage creates an opportunity for the Calamos team to uncover misunderstood or less followed companies, recognizing potential catalysts in advance of the broader market.

◼  A long-tenured investment team with a history of success identifying high-potential companies within key secular themes. These include promising businesses in mobility and connectivity, mass digitization, artificial intelligence and automation, global demographic shifts as well as advances in nanotech, biotech and genetics.

What is your outlook for international small cap growth stocks?

International stocks continue to navigate a set of formidable crosscurrents. We are analyzing many aspects of economic activity, alongside geopolitical events, key policy actions and corporate earnings. Global monetary conditions are in a period of transition as multiple central banks have tapered asset purchases and raised interest rates in recent months. We see opportunities in foreign small cap stocks that should benefit from normalizing supply chain and inflation dynamics, earnings growth potential, and relatively weak sentiment and positioning. Despite these potential tailwinds, we are mindful that markets will experience volatility and we remain closely attuned to risks.

OVERVIEW

The Fund seeks long-term capital appreciation by investing in compelling international small capitalization companies with superior earnings growth potential coupled with financial strength and flexibility.

KEY FEATURES

◼  Provides access to an expansive opportunity set of small cap investments outside the United States, including businesses in emerging and frontier markets.

◼  Our long-tenured Investment team has experience managing portfolios across multiple market cycles.

PORTFOLIO FIT

The Fund can provide an attractive asset-allocation building block often under-represented in US investors' portfolios. By diversifying into this less correlated asset class, investors may be able to offset declines in the overall market and reduce their portfolio's volatility with the potential for significant equity upside.

FUND NASDAQ SYMBOLS

A Shares	CAISX
C Shares	CCISX
I Shares	CSGIX
R6 Shares	CISOX

FUND CUSIP NUMBERS

A Shares	128120250
C Shares	128120243
I Shares	128120235
R6 Shares	128120227

www.calamos.com

Calamos International Small Cap Growth Fund

SECTOR WEIGHTINGS

Industrials	22.6%
Consumer Discretionary	17.5
Information Technology	12.6
Materials	9.8
Financials	8.0
Energy	7.3
Consumer Staples	5.7
Health Care	5.3
Communication Services	4.5
Real Estate	3.5
Other	2.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

In terms of Fund positioning, we favor investments in companies with near-term earnings growth potential, flexible balance sheets, relatively supportive valuations, and advantaged business models. From a sector perspective, we see opportunities in industrials, consumer discretionary, technology, materials, and energy with attractive fundamentals. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in international small caps.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Small Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

SINCE INCEPTION
Class A Shares – Inception 3/31/22
Without Sales Charge	-9.60%
With Sales Charge	-13.90
Class C Shares – Inception 3/31/22
Without Sales Charge	-9.60
With Sales Charge	-10.50
Class I Shares – Inception 3/31/22	-9.60
Class R6 Shares – Inception 3/31/22	-9.60

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/30/22, the Fund's gross expense ratio for Class A shares is 2.07%, Class C shares is 2.82%, Class I shares is 1.82% and Class R6 shares is 1.71%. The Fund's investment advisor has contractually agreed to reimburse Fund expenses through March 31, 2025 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares, Class C shares and Class I shares are limited to 1.35%, 2.10% and 1.10% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses through March 31, 2025 for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors LLC ("Calamos Advisors") may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The benchmark MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 25 Emerging Markets (EM) countries.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Sustainable Equities Fund

OVERVIEW

The Fund seeks high-quality growth companies with strong environmental, social and governance (ESG) characteristics. Employing an integrated, fundamental and proprietary screening process, the Fund can invest in developed and developing economies across market capitalizations.

KEY FEATURES

◼  Aims for above-average returns with lower volatility by focusing on companies that generate higher returns on capital, offer better growth prospects, and maintain a competitive edge.

◼  Invests in companies with strong ESG characteristics, which we believe are better equipped to adapt to change while avoiding liabilities, thereby contributing to return potential and risk reduction.

◼  Managed according to a time-tested proprietary process developed by our seasoned investment team, who established one of the first sustainable research platforms and helped set standards for ESG portfolios.

PORTFOLIO FIT

The Fund can serve as a global equity allocation for investors seeking above-average returns with potentially lower volatility from a portfolio of high-quality, ESG-principled companies offering enhanced prospects for growth.

FUND NASDAQ SYMBOLS

A Shares	CAGSX
C Shares	CGCSX
I Shares	CGSIX
R6 Shares	CGSOX

FUND CUSIP NUMBERS

A Shares	128120292
C Shares	128120284
I Shares	128120276
R6 Shares	128120268

CALAMOS GLOBAL SUSTAINABLE EQUITIES FUND

INVESTMENT TEAM DISCUSSION

Please discuss Calamos Global Sustainable Equities Fund's strategy and role within an asset allocation.

Led by a team of ESG pioneers with over 20 years of experience, Calamos Global Sustainable Equities Fund employs an integrated, fundamental and proprietary ESG screening process—benchmarked to the MSCI ACWI Index—to evaluate and select what we deem are the highest-quality, ESG-adherent growth opportunities throughout the world in developed and developing economies as well as across market capitalizations.

The Fund can serve as a core equity strategy that seeks to achieve competitive returns with lower volatility by focusing on companies that generate higher returns on capital and possess better growth prospects than their global peers. Companies must have demonstrated a consistent history of additive shareholder value by producing returns above and beyond the cost of capital. And companies must exhibit a high degree of business ethics and responsible conduct to qualify for inclusion in the portfolio.

How has the Fund performed?

For the period from Fund inception on December 17, 2021, through April 30, 2022, Calamos Global Sustainable Equities Fund returned -15.30% (Class I Shares at net asset value) versus the MSCI All Country World Index (ACWI) Net return of -12.94%.

What factors influenced performance over the since inception period?

Global equity markets sold off throughout the reporting period as market sentiment declined with concerns of stagflation—a combination of inflation and stagnant or negative economic growth. Central banks around the globe have moved to tighten financial conditions, notably with a hawkish pivot from the US Federal Reserve in late 2021. Adding to concerns, Russia's invasion of Ukraine, geopolitical and economic sanctions, as well as China's Covid lockdowns all weighed on the economic outlook. These shocks served to thicken an already complicated plot of inflation, supply chain disruptions, commodity shortages/pricing pressures, and tightening interest rates.

Some of the worst performing stocks for the quarter included former pandemic superstars, reminding investors that indiscriminately loading up on what's in favor under certain market conditions can result in painful losses down the road. While the trend was broadly downward for the reporting period, markets were punctuated with bouts of volatility. Nothing illustrated the volatility of the period like Chinese stocks. A year-long downturn was punctuated by a precipitous fall in

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Sustainable Equities Fund

mid-March 2022 followed by a massive upturn as the Chinese government signaled support for its markets. Rally notwithstanding, serious questions remain regarding the soundness of numerous Chinese stocks.

Global markets were led by commodity and defensive-oriented sectors with energy the stand-out winner for performance, gaining 23.6% for the period in the MSCI ACWI Index. Utilities (+0.9%), materials (-0.7%), consumer staples (-0.9%) each held their own fairly well during the period. Rounding out the sectors within the MSCI ACWI Index were real estate (-5.9%), healthcare (-6.0%), financials (-6.6%), industrials (-10.8%), information technology (-17.9%), consumer discretionary (-18.1%), and communication services (-19.8%).

The Fund's relative performance was most impacted by stock selection rather than sector allocations as lower beta and defensive names were more in favor during the reporting period. Despite the fact that the Fund has no holdings in the energy sector that meet our criteria for financially sound and sustainable investments, our sector allocations were only a slight detractor to relative performance. An underweight to communication services along with an overweight to utilities were additive on a relative basis. Stock selection within industrials and health care weighed on relative performance for the period. Within industrials, selection in electrical components & equipment as well as human resource & employment services lagged on a relative basis. Within health care, holdings in pharmaceuticals and health care equipment lagged. However, we continue to believe the businesses held by the Fund are high quality opportunities despite recent market sentiment. Fund holdings in communication services and real estate each outperformed and added relative value during the reporting period.

How is the Fund positioned?

The portfolio remains broadly diversified and anticipates a low turnover focus on higher quality businesses. Our philosophy is that companies with strong ESG characteristics are better equipped to adapt to change, to evolve, and to avoid unnecessary liabilities, thereby contributing to investor return potential and risk reduction—integrating ESG analysis with traditional financial analysis produces better financial and societal results. The Fund seeks to achieve above-average returns with lower volatility by focusing on companies that generate higher returns on capital, possess better growth prospects, and hold sustainable competitive advantages over their peers. We believe a well-diversified portfolio of high-quality stocks can produce above-average market returns with lower volatility over the long term.

As of the end of the reporting period, the Fund holds overweights to industrials and materials, while it is underweight the energy, communication services and financials sectors. The portfolio is positioned near market weight relative to emerging markets (approximately 15% of the MSCI ACWI Index) and has overweights to western European markets, which served the portfolio well during the period.

What closing thoughts do you have for Fund shareholders?

Looking forward, central banks have a delicate balance to maintain. Inflation continues at high levels, while growth has shown signs of slowing. How much

SECTOR WEIGHTINGS

Information Technology	20.3%
Industrials	14.9
Financials	12.2
Health Care	11.4
Consumer Discretionary	9.9
Materials	6.9
Consumer Staples	5.6
Communication Services	5.1
Utilities	3.6
Real Estate	2.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Sustainable Equities Fund

and how fast they should raise rates becomes the key questions given that monetary policy cannot support growth and fight inflation at the same time. US Fed Chairman Powell hinted at a more hawkish attitude in late March; and this time, markets seemed to take him seriously, spiking yields up and bond prices down as investors started adjusting to a new era.

Higher rates mean higher mortgage costs, which will be a bucket of water on the red-hot housing market. Higher rates also mean it is more expensive for companies to repay or refinance their debt. Rapid increases in the price of money have many known economic effects, but perhaps more concerning is what unintended consequences will result as the world moves away from easy money.

A recent study from McKinsey & Co. estimates that the investment needed to reduce the impact of greenhouse gas pollution to zero by 2050, in alignment with the Paris Agreement, could be $9 trillion annually. Scientists agree that the cost of not meaningfully advancing toward the global climate goal will be much greater. Cooperation by everyone from national leaders to individual citizens is essential. Corporations will need to adjust business models, develop new products, retool supply chains, and make prudent long-term capital decisions to gain efficiencies and remain competitive. Investors who can navigate this transition successfully will be rewarded. The Calamos Sustainable Equities Fund team is focused on doing just that.

Times of volatility can be unnerving for investors but are also times when shares of quality companies can be bought at discounted prices. We view volatility as opportunity and a time to build long-term value.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Sustainable Equities Fund

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

SINCE INCEPTION
Class A Shares – Inception 12/17/21
Without Sales Charge	-15.30%
With Sales Charge	-15.30
Class C Shares – Inception 12/17/21
Without Sales Charge	-15.60
With Sales Charge	-16.44
Class I Shares – Inception 12/17/21	-15.30
Class R6 Shares – Inception 12/17/21	-15.30

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 2.11%, Class C shares is 2.86%, Class I shares is 1.86% and Class R6 shares is 1.80%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2025 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.20%, 1.95%, and 0.95% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.95% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

www.calamos.com

Calamos Global Sustainable Equities Fund

NOTES:

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), the Fund returned -8.62% (Class I shares at net asset value), outperforming the -9.47% return of the Bloomberg US Aggregate Bond Index.

Since its Class I shares inception on June 27, 2007, the Fund gained 3.47% on an annualized basis versus a 3.37% return for the Bloomberg US Aggregate Bond Index.

What factors influenced performance during the semiannual period?

Economic data during the semiannual period decelerated from the elevated readings the market recorded through the pandemic recovery period, though nominal levels continue to indicate the underlying strength of consumers and businesses. Labor markets, in particular, have maintained strength with millions of unfilled jobs that far outnumber unemployed Americans. These are typically measures that accompany bullish retail survey data and an upbeat market tone for risk assets. Despite these tailwinds, the market is contending with persistent inflation well above Fed target levels in addition to a long list of unpredictable macro factors. In addition to Covid variants and the supply chain quagmire, the market now has a European war, midterm elections and an expanding set of surging commodity prices to work through. These unknowns, along with increasingly hawkish actions and rhetoric from the Fed, drove volatility higher across asset classes.

Inflation measures reported price increases across a wide range of goods and services. The Producer Price Index (PPI), a measure of the price change in goods as they leave their place of production, grew to 10% annualized in February. PPI sometimes serves as a leading indicator for consumer prices as producers pass along the higher cost of raw materials to consumers in future months. With several food and energy inputs surging higher during the period, it is possible that headline PPI could increase further.

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests predominantly in US issuers with the goal of generating a high level of current income and total return in excess of the benchmark over market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research that unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed income allocation, with investments diversified across the major sectors of the US bond market. Complementary specialized fixed income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

www.calamos.com

Calamos Total Return Bond Fund

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286
I Shares	128119278

ASSET ALLOCATION

Corporate Bonds	43.6%
US Government and Agency Securities	27.6
Bank Loans	14.4
Residential Mortgage Backed Securities	6.2
Asset Backed Securities	5.9
Sovereign Bond	1.0

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

After pivoting to a hawkish tone late last year, each FOMC meeting and speaking opportunity seemed to serve as an occasion to reinforce the market's expectations for tightening monetary policy. With 75 basis points of tightening already baked into the federal funds rate, the market was pricing in an additional eight Fed hikes during calendar 2022. Balance sheet reduction will commence on June 1, with a short acceleration period followed by a $95 billion monthly run-off cap going forward.

If circumstances in China are any indication, Covid is far from over, but its level of influence on markets seems to be waning as governments attempt to strike the appropriate balance between public health and economic normalcy. No additional fiscal stimulus was announced during the period, the absence of which we are expecting to act as a drag on economic activity in the coming year.

Domestic equity markets delivered negative returns across market capitalizations and styles. Historically defensive sectors such as utilities and health care outperformed while consumer discretionary and technology sectors fared worse. High yield credit spreads were substantially wider, but off the wides of mid-March, while investment grade spreads followed a similar arc through the period.

The option-adjusted spread on the Bloomberg US Corporate Index expanded from 87 basis points to 135 basis points. In the high yield market, option-adjusted spreads widened materially to 379 basis points from 287 basis points during the semiannual period.

Fed activity and rhetoric drove Treasury rates significantly higher over the semiannual period, with nearly all investment grade fixed income strategies delivering negative returns. While two-year yields were higher by 222 basis points, five-year yields increased by 177 basis points, and ten-year maturities increased 138 basis points. The yield differential between two-year and ten-year Treasury rates (often referred to generically as the yield curve) moved flatter from 105 basis points to 23 basis points. The Treasury component of the Bloomberg US Aggregate Bond Index led with a -8.3% return, securitized products returned -8.4%, with the government-related sector returning -8.5%, and the corporate sector trailing at -12.8%.

The Fund held an overweight in corporate debt over the semiannual period. Despite the poor performance of corporate bonds at the index level, the overweight allocation to corporate bonds across financial, industrial, and utility-related sectors was a positive contributor to performance due to the Fund's shorter duration within the sector and the inclusion of floating-rate bank loans. The overweight allocation to the asset-backed security sector also supported performance, while the team's security selection and underweight in Treasuries weighed on results. Over the long term, we continue to favor an overweight to corporate bonds and asset-backed securities in the Fund, as the additional yield has historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 5.9 years, short to the 6.4 years option adjusted duration of the Bloomberg US Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A- when compared to the AA- quality of the benchmark. The weakness in Treasury rates coupled with the widening of spreads in risk assets led to sharply negative returns during the

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

reporting period. The Fund remains overweight corporate bonds and asset-backed securities, though the weighting of corporate bonds was lowered sharply during the semiannual period in favor of additional exposure to bank loans and mortgage-backed securities. Within the corporate bond allocation, our largest overweight allocations are found in the consumer non-cyclical and transportation sectors.

What are your closing thoughts for Fund shareholders?

To paraphrase former Secretary of Defense Donald Rumsfeld, there are knowns, known unknowns, and unknown unknowns. According to history, it's the unknown unknowns that can really get you, but we are living in a time with an extraordinary number of known unknowns, and they currently dominate the headlines and markets. Whether its Covid, war, supply chain disruptions, midterm elections or energy, the world teems with uncertainty.

Inflation: Multiple forces are at play driving prices higher, including lingering supply chain challenges, commodity pressures, and exorbitant housing costs. It's difficult to determine how much is structural and how much is temporary. We are hopeful that the price spikes in items sourced from conflict-areas (neon gas, titanium, wheat and fertilizer to name a few) will prove more temporary. At a minimum, we have experienced a large one-time upward revision to prices, but the likelihood of a long-term wage-price reaction has increased. If higher inflation expectations become entrenched in consumer behavior decisions (buying now because items will cost more in the future), it will only exacerbate the problem.

Fed Policy: What can the Fed do about this situation? Having set out on its tightening course, the goal is to slow aggregate demand without overdoing it and negatively impacting labor conditions. It's worth pointing out that only once since WWII (in the mid-1990s) has the Fed navigated a soft landing by threading that needle. Three months ago, it was clear that the Fed was still attempting to strike a balance with its dual mandate, but recently the focus has shifted forcefully to halting price pressure. We expect the Fed to be aggressive early in this tightening cycle. This aggressiveness is likely to fade by the second half of this year because the Fed will need to evaluate the impact of reducing its balance sheet in real-time as it navigates these uncharted waters.

Fiscal Policy: Political gridlock gripped Washington much quicker than anticipated, starting with last year's failure to pass "Build Back Better." Stimulus is on track to decline dramatically over the course of 2022, which will be a de facto economic decelerator. In a midterm election year, we expect there will be plenty of support to pass legislation that puts money in the hands of consumers, but given the inflationary backdrop, the opposition will be staunch. The likelihood of a Republican majority in the Senate or both houses of Congress remains high. That would stall most, if not all, progress on the Biden administration's domestic agenda. That said, if Biden finds an administrative action to forgive $1.6 trillion in outstanding Federal student loan debt, this will equal the economic value of the reduced Build Back Better proposal that failed in December.

Economic and Credit Conditions: Despite the current challenges and clearly decelerating data, most economic measures indicate underlying strength. Measures of labor market health, aggregate demand and consumption, and management surveys are robust. One area of weakness is in measures of consumer confidence, which are falling because of reduced expectations for the

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Calamos Total Return Bond Fund

future, primarily attributable to current levels of inflation. Put it all together, and the picture remains relatively sanguine in comparison to the past decade—if inflation can be kept in check.

In the meantime, borrowing costs for companies and households have increased, but credit is still readily available. Our assessment of corporate fundamentals suggests steady improvement of leverage and interest coverage on the back of record revenue and EBITDA growth even in non-energy related sectors.

Positioning Implications: Our base case anticipates a more volatile spread environment with moderately higher interest rates over the balance of 2022. Rapid changes in communication from the Fed have led to market rates already pricing in an aggressive path of tightening. In our view, the Treasury curve flattening we have seen to this point simply reflects that aggressiveness. While we continue to doubt that the above-trend inflation environment will lead to drastically higher interest rates in long-dated maturities, we are maintaining cautious duration implementation across fixed income strategies.

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measure net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

Duration is useful in measuring a bond fund's sensitivity to changes in interest rates. The longer the duration, the more a bond fund's price will fluctuate when interest rates change.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	-8.83%	-7.92%	0.87%	1.64%
With Sales Charge	-10.84	-9.96	0.41	1.25
Class C Shares – Inception 6/27/07
Without Sales Charge	-9.17	-8.53	0.12	0.88
With Sales Charge	-10.06	-9.42	0.12	0.88
Class I Shares – Inception 6/27/07	-8.62	-7.60	1.15	1.90

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.01%, Class C shares is 1.76% and Class I shares is 0.76%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos High Income Opportunities Fund

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests mainly in high yield securities from US issuers with the goal of generating high current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

◼  Utilizes robust, independent credit research that unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

PORTFOLIO FIT

The Fund can complement investment grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

CALAMOS HIGH INCOME
OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), Calamos High Income Opportunities Fund returned -6.10% (Class I shares at net asset value), outperforming the -7.40% return of the Bloomberg US Corporate High Yield 2% Issuer Capped Index.

Since its Class I shares inception on August 2, 1999, the Fund gained 5.92% on an annualized basis versus a 7.40% return for the Bloomberg US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance during the semiannual period?

Economic data during the semiannual period decelerated from the elevated readings of the pandemic recovery period, though nominal levels continue to validate the underlying strength of consumers and businesses. Labor markets, in particular, have maintained strength with millions of unfilled jobs that far outnumber unemployed Americans. These are typically measures that accompany bullish retail survey data and an upbeat market tone for risk assets. Despite these tailwinds, the market is contending with persistent inflation well above Fed target levels in addition to a long list of unpredictable macro factors. Along with Covid variants and the supply chain quagmire, the market now has a European war, midterm elections and an expanding set of surging commodity prices to work through. These unknowns, along with increasingly hawkish actions and rhetoric from the Fed, drove volatility higher across asset classes.

Inflation measures reported price increases across a wide range of goods and services. The Producer Price Index (PPI), a measure of the price change in goods as they leave their place of production, increased to 10% annualized in February. PPI sometimes serves as a leading indicator for consumer prices as producers pass along the higher cost of raw materials to consumers in future months. With several food and energy inputs surging higher during the period, it is possible that headline PPI could increase further.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

After pivoting to a hawkish tone late last year, each FOMC meeting and speaking opportunity seemed to serve as an occasion to reinforce the market's expectations for tightening monetary policy. With 75 basis points of tightening already baked into the federal funds rate, the market was only pricing in an additional eight Fed hikes during calendar 2022. Balance sheet reduction will commence on June 1 with a short acceleration period followed by a $95 billion monthly run-off cap going forward.

If circumstances in China are any indication, Covid is far from over, but its level of influence on markets seems to be waning as governments attempt to strike the appropriate balance between public health and economic normalcy. No additional fiscal stimulus was announced during the period, the absence of which we are expecting to act as a drag on economic activity in the coming year.

Domestic equity markets delivered negative returns across market capitalizations and styles. Historically defensive sectors such as utilities and health care outperformed, while consumer discretionary and technology sectors fared worse. High yield credit spreads were substantially wider but off the wides of mid-March, while investment grade spreads followed a similar arc through the period. Performance by rating category within the high yield market was mixed, with the move to higher underlying Treasury yields driving negative returns across the credit spectrum. BB-rated bonds returned -8.6%, whereas B-rated issuers delivered a loss of -5.8%, and CCC-rated paper returned -6.7%. At the beginning of the period, the trailing 12-month default rate was at an all-time low of 0.3%, as record increases in revenue and EBITDA (earnings before interest, taxes, depreciation, and amortization used to ascertain operating profitability) improved the credit health of the broad market. By the end of the reporting period, default rates had increased to 0.5%, still well below the long-term average of 3.6%. After closing the previous reporting period with option adjusted spreads on high yield bonds at 271 basis points, the market sold off this past quarter, closing at 379 basis points. For investment grade spreads, the market closed at 135 basis points, wider than the 87 basis points in the prior period, but below the peak level of 145 basis points from mid-March. The best-performing sectors in the Bloomberg US Corporate High Yield 2% Issuer Capped Index were energy (-4.4%), transportation (-5.2%) and other financial (-5.2%) while banks (-10.3%), technology (-9.9%) and brokers/asset managers/exchanges (-9.0%) represented the largest laggards.

From a sector perspective, the team's security selection within the energy and consumer non-cyclical sectors contributed to return. Conversely, our underweight allocation to the energy sector and security selection within the basic industry sector detracted from performance.

How is the Fund positioned?

The Fund is currently overweight the property and casualty insurance, pharmaceuticals, and airlines industries. The pharmaceuticals overweight is a result of idiosyncratic opportunities in one company. The property and casualty insurance overweight is related to the strong pricing power of industry participants. Our largest underweights are in the consumer cyclical services, wireless, and electric utility industries. These underweights have been consistent from the beginning of the period.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB and CCC categories, with a corresponding overweight in B-rated and out-of-benchmark BBB-rated issuers. The Fund is positioned short (3.7 years) in comparison to the option-adjusted duration of the Bloomberg US Corporate High Yield 2% Issuer Capped Index (4.1 years).

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799
I Shares	128119781

SECTOR WEIGHTINGS

Consumer Discretionary	16.2%
Financials	15.9
Industrials	15.1
Communication Services	11.2
Health Care	9.8
Energy	9.6
Information Technology	5.8
Consumer Staples	4.5
Materials	4.4
Airlines	2.8
Real Estate	1.0
Other	0.8
Utilities	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos High Income Opportunities Fund

Over the semiannual period, the team has added to positions in the capital goods, other financials, and media/entertainment sectors. Also, the team reduced the portfolio exposures to REITs and communications-related credits.

What are your closing thoughts for Fund shareholders?

To paraphrase former Secretary of Defense Donald Rumsfeld, there are knowns, known unknowns, and unknown unknowns. According to history, it's the unknown unknowns that can really get you, but we are living in a time with an extraordinary number of known unknowns, and they currently dominate the headlines and markets. Whether its Covid, war, supply chain disruptions, midterm elections or energy, the world teems with uncertainty.

Inflation: Multiple forces are at play driving prices higher, including lingering supply chain challenges, commodity pressures, and exorbitant housing costs. It's difficult to determine how much is structural and how much is temporary. We are hopeful that the price spikes in items sourced from conflict-areas (neon gas, titanium, wheat and fertilizer to name a few) will prove more temporary. At a minimum, we have experienced a large one-time upward revision to prices, but the likelihood of a long-term wage-price reaction has increased. If higher inflation expectations become entrenched in consumer behavior decisions (buying now because items will cost more in the future), it will only exacerbate the problem.

Fed Policy: What can the Fed do about this situation? Having set out on its tightening course, the goal is to slow aggregate demand without overdoing it and negatively impacting labor conditions. It's worth pointing out that only once since WWII (in the mid-1990s) has the Fed navigated a soft landing by threading that needle. Three months ago, it was clear that the Fed was still attempting to strike a balance with its dual mandate, but recently the focus has shifted forcefully to halting price pressure. We expect the Fed to be very aggressive early in this tightening cycle. This aggressiveness is likely to fade by the second half of this year because the Fed will need to evaluate the impact of reducing its balance sheet in real-time as it navigates these uncharted waters.

Fiscal Policy: Political gridlock gripped Washington much quicker than anticipated, starting with last year's failure to pass "Build Back Better." Stimulus is on track to decline dramatically over the course of 2022, which will be a de facto economic decelerator. In a midterm election year, we expect there will be plenty of support to pass legislation that puts money in the hands of consumers, but given the inflationary backdrop, the opposition will be staunch. The likelihood of a Republican majority in the Senate or both houses of Congress remains high. That would stall most, if not all, progress on the Biden administration's domestic agenda. That said, if Biden finds an administrative action to forgive $1.6 trillion in outstanding Federal student loan debt, this will equal the economic value of the reduced Build Back Better proposal that failed in December.

Economic and Credit Conditions: Despite the current challenges and clearly decelerating data, most economic measures indicate underlying strength. Measures of labor market health, aggregate demand and consumption, and management surveys are robust. One area of weakness is in measures of consumer confidence, which are falling because of reduced expectations for the future, primarily attributable to current levels of inflation. Put it all together, and the picture remains relatively sanguine in comparison to the past decade—if inflation can be kept in check.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

In the meantime, borrowing costs for companies and households have increased, but credit is still readily available. Our assessment of corporate fundamentals suggests steady improvement of leverage and interest coverage on the back of record revenue and EBITDA growth even in non-energy related sectors.

Positioning Implications: Our base case anticipates a more volatile spread environment with moderately higher interest rates over the balance of 2022. Rapid changes in communication from the Fed have led to market rates already pricing in an aggressive path of tightening. In our view, the Treasury curve flattening we have seen to this point simply reflects that aggressiveness. While we continue to doubt that the above-trend inflation environment will lead to drastically higher interest rates in long-dated maturities, we are maintaining cautious duration implementation across fixed income strategies.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos High Income Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	-6.21%	-4.02%	3.13%	3.90%
With Sales Charge	-8.35	-6.21	2.67	3.39
Class C Shares – Inception 12/21/00
Without Sales Charge	-6.61	-4.72	2.37	3.12
With Sales Charge	-7.53	-5.64	2.37	3.12
Class I Shares – Inception 3/1/02	-6.10	-3.79	3.41	4.16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 1.33%, Class C shares is 2.08% and Class I shares is 1.08%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2022 ("semiannual period"), the Fund returned -3.32% (Class I shares at net asset value) in line with the -3.24% return of the Bloomberg 1-3 Year Government/Credit Index.

Since its Class I shares inception on September 19, 2018, the Fund gained 1.76% on an annualized basis versus a 1.37% return for the Bloomberg 1-3 Year Government/Credit Index.

What factors influenced performance during the semiannual period?

Economic data during the semiannual period decelerated from the elevated readings the market recorded through the pandemic recovery period, though nominal levels continue to indicate the underlying strength of consumers and businesses. Labor markets, in particular, have maintained strength with millions of unfilled jobs that far outnumber unemployed Americans. These are typically measures that accompany bullish retail survey data and an upbeat market tone for risk assets. Despite these tailwinds, the market is contending with persistent inflation well above Fed target levels in addition to a long list of unpredictable macro factors. In addition to Covid variants and the supply chain quagmire, the market now has a European war, midterm elections and an expanding set of surging commodity prices to work through. These unknowns, along with increasingly hawkish actions and rhetoric from the Fed, drove volatility higher across asset classes.

Inflation measures reported price increases across a wide range of goods and services. The Producer Price Index (PPI), a measure of the price change in goods as they leave their place of production, grew to 10% annualized in February. PPI sometimes serves as a leading indicator for consumer prices as producers pass along the higher cost of raw materials to consumers in future months. With food and energy inputs surging higher during the period, it is possible that headline PPI could increase further.

After pivoting to a hawkish tone late last year, each FOMC meeting and speaking opportunity seemed to serve as an occasion to reinforce the market's expectations for tightening monetary policy. With 75 basis points of tightening already baked into the federal funds rate, the market was pricing in an additional eight Fed hikes during calendar 2022. Balance sheet reduction will commence on June 1, with a short acceleration period followed by a $95 billion monthly run-off cap going forward.

If circumstances in China are any indication, Covid is far from over, but its level of influence on markets seems to be waning as governments attempt to strike the appropriate balance between public health and economic normalcy. No additional fiscal stimulus was announced during the period, the absence of which we are expecting to act as a drag on economic activity in the coming year.

Both investment grade and high yield credit spreads moved appreciably wider during the reporting period. At the period's open, the option-adjusted spread on the Bloomberg US Corporate 1-3 Year Index was 39 basis points before widening as much as 50 basis points before ending the period at 74 basis points over like-maturity Treasuries.

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests predominantly in US issuers with the goal of generating high current income and total return in excess of the benchmark over market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. Including high yield bonds, bank loans and preferreds provide additional opportunities.

◼  Assesses how ESG factors impact a company's cash flow and risk profile. Environmental, social and governance factors may support long-term returns and contribute to risk management.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

www.calamos.com

Calamos Short-Term Bond Fund

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

ASSET ALLOCATION

Corporate Bonds	60.2%
Asset Backed Securities	14.8
Bank Loans	11.0
US Government and Agency Securities	6.8
Municipal Obligations	4.3
Residential Mortgage Backed Securities	1.5
Sovereign Bonds	0.3

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Short duration Treasury yields steepened sharply with three-month bills higher by 78 basis points, two-year maturities yields up 222 basis points, and three-year maturities up 213 basis points. This largely represents changes in market expectations related to the magnitude of the Fed's tightening cycle after years of zero interest rate policy. Given the Treasury sell-off and spread widening during the period, major sectors of the short-duration market experienced losses, which is rare in the asset class. The government-related component of the Bloomberg US Corporate 1-3 Year Index led with a -3.1% return, with the Treasury sector trailing at -3.2% and the corporate sector delivering -3.4% returns. The Fund held an overweight in corporate debt over the semiannual period. As a result, the overweight allocation to corporate bonds across industrial and financial-related sectors detracted from performance, though it was more than offset by the out-of-benchmark allocation to bank loans which delivered a positive nominal return during the period. Over the long term, we continue to favor an overweight to corporate bonds and asset-backed securities in the Fund, as the additional yield in short duration securities has historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 1.8 years equal to the 1.8 years duration of the Bloomberg 1-3 Year Government/Credit Index.

The Fund continues to hold an overweight in corporate bonds in both the investment grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A when compared to the AA quality of the benchmark. The negative returns in Treasuries coupled with wider spreads in risk assets led to negative returns for the Fund during the reporting period, in line with benchmark returns but ahead of peers. The Fund remains overweight in its corporate exposure and asset-backed securities, though the corporate exposure migrated toward a slightly higher allocation to loans versus bonds. Within the corporate bond allocation, our largest overweight allocations are found in the consumer cyclical and consumer non-cyclical sectors.

What are your closing thoughts for Fund shareholders?

To paraphrase former Secretary of Defense Donald Rumsfeld, there are knowns, known unknowns, and unknown unknowns. According to history, it's the unknown unknowns that can really get you, but we are living in a time with an extraordinary number of known unknowns, and they currently dominate the headlines and markets. Whether its Covid, war, supply chain disruptions, midterm elections or energy, the world teems with uncertainty.

Inflation: Multiple forces are at play driving prices higher, including lingering supply chain challenges, commodity pressures, and exorbitant housing costs. It's difficult to determine how much of this uptick is structural and how much is temporary. We are hopeful that the price spikes in items sourced from conflict-areas (neon gas, titanium, wheat and fertilizer to name a few) will prove more temporary. At a minimum, we have experienced a large one-time upward revision to prices, but the likelihood of a long-term wage-price reaction has increased. If higher inflation expectations become entrenched in consumer behavior decisions (buying now because items will cost more in the future), it will only exacerbate the problem.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund

Fed Policy: What can the Fed do about this situation? Having set out on its tightening course, the goal is to slow aggregate demand without overdoing it and negatively impacting labor conditions. It's worth pointing out that only once since WWII (in the mid-1990s) has the Fed navigated a soft landing by threading that needle. Three months ago, it was clear that the Fed was still attempting to strike a balance with its dual mandate, but recently the focus has shifted forcefully to halting price pressure. We expect the Fed to be aggressive early in this tightening cycle. This aggressiveness is likely to fade by the second half of this year because the Fed will need to evaluate the impact of reducing its balance sheet in real-time as it navigates these uncharted waters.

Fiscal Policy: Political gridlock gripped Washington much quicker than anticipated, starting with last year's failure to pass "Build Back Better." Stimulus is on track to decline dramatically over the course of 2022, which will be a de facto economic decelerator. In a midterm election year, we expect there will be plenty of support to pass legislation that puts money in the hands of consumers, but given the inflationary backdrop, the opposition will be staunch. The likelihood of a Republican majority in the Senate or both houses of Congress remains high. That would stall most, if not all, progress on the Biden administration's domestic agenda. That said, if Biden finds an administrative action to forgive $1.6 trillion in outstanding Federal student loan debt, this will equal the economic value of the reduced Build Back Better proposal that failed in December.

Economic and Credit Conditions: Despite the current challenges and clearly decelerating data, most economic measures indicate underlying strength. Measures of labor market health, aggregate demand and consumption, and management surveys are robust. One area of weakness is in measures of consumer confidence, which are falling because of reduced expectations for the future, primarily attributable to current levels of inflation. Put it all together, and the picture remains relatively sanguine in comparison to the past decade—if inflation can be kept in check.

In the meantime, borrowing costs for companies and households have increased, but credit is still readily available. Our assessment of corporate fundamentals suggests steady improvement of leverage and interest coverage on the back of record revenue and EBITDA growth even in non-energy related sectors.

Positioning Implications: Our base case anticipates a more volatile spread environment with moderately higher interest rates over the balance of 2022. Rapid changes in communication from the Fed have led to market rates already pricing in an aggressive path of tightening. In our view, the Treasury curve flattening we have seen to this point simply reflects that aggressiveness. While we continue to doubt that the above-trend inflation environment will lead to drastically higher interest rates in long-dated maturities, we are maintaining cautious duration implementation across fixed income strategies.
www.calamos.com

Calamos Short-Term Bond Fund

GROWTH OF $1,000,000: SINCE INCEPTION (9/18/18) THROUGH 4/30/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	-3.33%	-3.49%	1.53%
With Sales Charge	-5.53	-5.66	0.90
Class I Shares – Inception 9/19/18	-3.32	-3.25	1.76

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/22, the Fund's gross expense ratio for Class A shares is 0.65% and Class I shares is 0.40%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg 1-3 Year Government/Credit Index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg US 1-3 Year Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2021 to April 30, 2022. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2021 to April 30, 2022, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2021 to April 30, 2022, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2021 and held through April 30, 2022.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$5.47	$9.11	$4.25	$3.96
Actual – Ending Balance	$968.40	$964.90	$970.20	$969.80
Hypothetical Expenses per $1,000*	$5.61	$9.35	$4.36	$4.06
Hypothetical – Ending Value	$1,019.24	$1,015.52	$1,020.48	$1,020.78
Annualized expense ratio(1),(2)	1.12%	1.87%	0.87%	0.81%
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000**	$5.46	$9.04	$4.27	$—
Actual – Ending Balance	$932.90	$929.10	$934.10	$—
Hypothetical Expenses per $1,000**	$5.71	$9.44	$4.46	$—
Hypothetical – Ending Value	$1,019.14	$1,015.42	$1,020.38	$—
Annualized expense ratio(3)	1.14%	1.89%	0.89%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000**	$11.35	$14.99	$10.12	$—
Actual – Ending Balance	$999.40	$995.30	$1,000.00	$—
Hypothetical Expenses per $1,000**	$11.43	$15.10	$10.19	$—
Hypothetical – Ending Value	$1,013.44	$1,009.77	$1,014.68	$—
Annualized expense ratio(2)	2.29%	3.03%	2.04%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000**	$4.99	$8.40	$3.84	$—
Actual – Ending Balance	$844.70	$841.40	$845.60	$—
Hypothetical Expenses per $1,000**	$5.46	$9.20	$4.21	$—
Hypothetical – Ending Value	$1,019.39	$1,015.67	$1,020.63	$—
Annualized expense ratio	1.09%	1.84%	0.84%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000**	$5.72	$9.11	$4.59	$—
Actual – Ending Balance	$831.00	$828.10	$832.20	$—
Hypothetical Expenses per $1,000**	$6.31	$10.04	$5.06	$—
Hypothetical – Ending Value	$1,018.55	$1,014.83	$1,019.79	$—
Annualized expense ratio(3)	1.26%	2.01%	1.01%	—
CALAMOS TIMPANI SMALL CAP GROWTH FUND
Actual Expenses per $1,000*	$5.31	$8.35	$4.29	$3.84
Actual – Ending Balance	$645.90	$643.70	$646.80	$647.10
Hypothetical Expenses per $1,000*	$6.51	$10.24	$5.26	$4.71
Hypothetical – Ending Value	$1,018.35	$1,014.63	$1,019.59	$1,020.13
Annualized expense ratio(3)	1.30%	2.05%	1.05%	0.94%
CALAMOS TIMPANI SMID GROWTH
Actual Expenses per $1,000***	$5.56	$—	$4.53	$4.41
Actual – Ending Balance	$660.30	$—	$661.30	$661.30
Hypothetical Expenses per $1,000***	$6.76	$—	$5.51	$5.36
Hypothetical – Ending Value	$1,018.10	$—	$1,019.34	$1,019.49
Annualized expense ratio(3)	1.35%	—	1.10%	1.07%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

***  Expenses for all Fund Classes A, I, and R6 are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)  Annualized Expense Ratios for Market Neutral Income Fund are adjusted to reflect fee waiver related to its investment in an affiliated fund.

(2)  Includes 0.11% and 0.66% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(3)  Annualized Expense Ratios for Hedged Equity Fund, Global Convertible Fund, Timpani Small Cap Growth Fund and Timpani SMID Growth Fund are adjusted to reflect an expense limitation agreement.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2021 and held through April 30, 2022.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000**	$5.65	$8.94	$4.55	$—
Actual – Ending Balance	$778.70	$775.60	$779.80	$—
Hypothetical Expenses per $1,000**	$6.41	$10.14	$5.16	$—
Hypothetical – Ending Value	$1,018.45	$1,014.73	$1,019.69	$—
Annualized expense ratio	1.28%	2.03%	1.03%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$4.93	$8.44	$3.76	$3.38
Actual – Ending Balance	$893.40	$890.10	$894.40	$894.60
Hypothetical Expenses per $1,000*	$5.26	$9.00	$4.01	$3.61
Hypothetical – Ending Value	$1,019.59	$1,015.87	$1,020.83	$1,021.22
Annualized expense ratio	1.05%	1.80%	0.80%	0.72%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000**	$6.36	$9.88	$5.19	$—
Actual – Ending Balance	$900.00	$897.20	$901.30	$—
Hypothetical Expenses per $1,000**	$6.76	$10.49	$5.51	$—
Hypothetical – Ending Value	$1,018.10	$1,014.38	$1,019.34	$—
Annualized expense ratio(4)	1.35%	2.10%	1.10%	—
CALAMOS SELECT FUND
Actual Expenses per $1,000**	$5.36	$8.84	$4.20	$—
Actual – Ending Balance	$879.00	$876.00	$880.40	$—
Hypothetical Expenses per $1,000**	$5.76	$9.49	$4.51	$—
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,020.33	$—
Annualized expense ratio(4)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$4.84	$8.13	$3.74	$3.30
Actual – Ending Balance	$775.70	$772.80	$776.40	$777.00
Hypothetical Expenses per $1,000*	$5.51	$9.25	$4.26	$3.76
Hypothetical – Ending Value	$1,019.34	$1,015.62	$1,020.58	$1,021.08
Annualized expense ratio(4)	1.10%	1.85%	0.85%	0.75%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000**	$5.87	$9.25	$4.75	$—
Actual – Ending Balance	$822.30	$819.50	$823.40	$—
Hypothetical Expenses per $1,000**	$6.51	$10.24	$5.26	$—
Hypothetical – Ending Value	$1,018.35	$1,014.63	$1,019.59	$—
Annualized expense ratio(4)	1.30%	2.05%	1.05%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$6.21	$9.52	$5.11	$4.84
Actual – Ending Balance	$790.00	$786.60	$790.60	$791.30
Hypothetical Expenses per $1,000*	$7.00	$10.74	$5.76	$5.46
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,019.09	$1,019.39
Annualized expense ratio(4)	1.40%	2.15%	1.15%	1.09%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(4)  Annualized Expense Ratios for Dividend Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2021 and held through April 30, 2022.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GLOBAL OPPORTUNITIES FUND
Actual Expenses per $1,000**	$5.57	$8.99	$4.43	$—
Actual – Ending Balance	$842.10	$839.80	$843.50	$—
Hypothetical Expenses per $1,000**	$6.11	$9.84	$4.86	$—
Hypothetical – Ending Value	$1,018.75	$1,015.03	$1,019.98	$—
Annualized expense ratio(5)	1.22%	1.97%	0.97%	—
CALAMOS INTERNATIONAL SMALL CAP GROWTH FUND
Actual Expenses per $1,000*	$6.37	$9.91	$5.19	$5.19
Actual – Ending Balance	$904.00	$904.00	$904.00	$904.00
Hypothetical Expenses per $1,000*	$6.76	$10.49	$5.51	$5.51
Hypothetical – Ending Value	$1,018.10	$1,014.38	$1,019.34	$1,019.34
Annualized expense ratio(5),(b)	1.35%	2.10%	1.10%	1.10%
CALAMOS GLOBAL SUSTAINABLE EQUITIES FUND
Actual Expenses per $1,000*	$5.50	$8.92	$4.35	$4.35
Actual – Ending Balance	$847.00	$844.00	$847.00	$847.00
Hypothetical Expenses per $1,000*	$6.01	$9.74	$4.76	$4.76
Hypothetical – Ending Value	$1,018.84	$1,015.12	$1,020.08	$1,020.08
Annualized expense ratio(5),(c)	1.20%	1.95%	0.95%	0.95%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000**	$4.27	$7.81	$3.08	$—
Actual – Ending Balance	$911.70	$908.30	$913.80	$—
Hypothetical Expenses per $1,000**	$4.51	$8.25	$3.26	$—
Hypothetical – Ending Value	$1,020.33	$1,016.61	$1,021.57	$—
Annualized expense ratio(5)	0.90%	1.65%	0.65%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000**	$4.80	$8.39	$3.61	$—
Actual – Ending Balance	$937.90	$933.90	$939.00	$—
Hypothetical Expenses per $1,000**	$5.01	$8.75	$3.76	$—
Hypothetical – Ending Value	$1,019.84	$1,016.12	$1,021.08	$—
Annualized expense ratio(5)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND
Actual Expenses per $1,000****	$2.97	$—	$1.76	$—
Actual – Ending Balance	$966.70	$—	$966.80	$—
Hypothetical Expenses per $1,000****	$3.06	$—	$1.81	$—
Hypothetical – Ending Value	$1,021.77	$—	$1,023.01	$—
Annualized expense ratio(5)	0.61%	—	0.36%	—

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

****  Expenses for all Fund Classes A and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(5)  Annualized Expense Ratios for Global Opportunities Fund, International Small Cap Growth Fund, Global Sustainable Equities Fund, Total Return Bond Fund, High Income Opportunities Fund and Short-Term Bond Fund are adjusted to reflect fee waiver.

(b)  March 31, 2022 (commencement of operations) through April 30, 2022. Expenses for all Fund Classes of the Global Sustainable Equities Fund are equal to the Fund's annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 31/365.

(c)  December 17, 2021 (commencement of operations) through April 30, 2022. Expenses for all Fund Classes of the Global Sustainable Equities Fund are equal to the Fund's annua5lized expense ratio, multiplied by the average account value from inception to period end, multiplied by 135/365.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (30.2%)
		Communication Services (4.4%)
50,000,000	EUR	America Movil, BV* 0.000%, 03/02/24	$58,461,123
15,000,000		Bandwidth, Inc. 0.250%, 03/01/26~	10,682,850
7,500,000		0.500%, 04/01/28	4,774,425
27,500,000		Bilibili, Inc. 0.500%, 12/01/26*~	19,600,075
12,000,000		1.375%, 04/01/26~	14,743,440
5,000,000		1.250%, 06/15/27^	5,167,900
25,000,000	EUR	Cellnex Telecom, SA* 1.500%, 01/16/26	39,767,405
1,000,000,000	JPY	CyberAgent, Inc.* 0.000%, 02/19/25	8,722,019
2,500,000		Eventbrite, Inc. 5.000%, 12/01/25	2,979,400
1,953,000		0.750%, 09/15/26	1,550,487
5,000,000		Fubotv, Inc. 3.250%, 02/15/26	2,992,450
20,000,000		iQIYI, Inc. 2.000%, 04/01/25~	15,472,000
19,667,000		4.000%, 12/15/26	13,104,515
10,000,000		JOYY, Inc. 1.375%, 06/15/26	8,936,300
10,000,000		0.750%, 06/15/25^	9,201,100
5,000,000		Liberty Media Corp. / Liberty Formula One~ 1.000%, 01/30/23	8,495,300
15,500,000		Lyft, Inc.~^ 1.500%, 05/15/25	17,434,555
10,000,000		Marathon Digital Holdings, Inc.* 1.000%, 12/01/26	5,991,800
20,000,000		Match Group Financeco 2, Inc.*~^ 0.875%, 06/15/26	22,853,400
15,000,000		Match Group Financeco 3, Inc.*~ 2.000%, 01/15/30	18,264,000
2,500,000		Radius Global Infrastructure, Inc.* 2.500%, 09/15/26	2,235,350
63,790,000		Sea, Ltd.~ 0.250%, 09/15/26	48,242,463
10,000,000		2.375%, 12/01/25	12,384,000
9,614,000		1.000%, 12/01/24	16,151,520
55,000,000		Snap, Inc.~ 0.125%, 03/01/28*	48,385,700
47,897,000		0.000%, 05/01/27*^	38,019,681
24,970,000		0.750%, 08/01/26	36,736,363
10,000,000		0.250%, 05/01/25	14,942,300
20,000,000		TechTarget, Inc. 0.000%, 12/15/26*	17,027,000
7,500,000		0.125%, 12/15/25	8,589,075
PRINCIPAL AMOUNT			VALUE
15,000,000		TripAdvisor, Inc. 0.250%, 04/01/26	$12,498,300
112,500,000		Twitter, Inc. 0.000%, 03/15/26	106,585,875
39,000,000		0.250%, 06/15/24~	42,150,420
13,867,000		Vonage Holdings Corp. 1.750%, 06/01/24	18,018,918
19,250,000		World Wrestling Entertainment, Inc.~ 3.375%, 12/15/23	45,851,575
12,500,000		Ziff Davis, Inc.*^ 1.750%, 11/01/26	13,415,000
18,000,000		Zillow Group, Inc. 0.750%, 09/01/24~	20,295,000
15,000,000		1.375%, 09/01/26	17,268,000
17,500,000		Zynga, Inc. 0.000%, 12/15/26	17,400,250
			825,391,334
		Consumer Discretionary (5.8%)
5,000,000		2U, Inc.^ 2.250%, 05/01/25	3,995,250
72,893,000		Airbnb, Inc. 0.000%, 03/15/26	67,387,392
5,000,000		American Eagle Outfitters, Inc.~ 3.750%, 04/15/25	9,582,500
15,000,000		Carnival Corp.~ 5.750%, 04/01/23	27,278,700
3,009,000		Cheesecake Factory, Inc. 0.375%, 06/15/26	2,598,572
13,457,000		Chegg, Inc. 0.125%, 03/15/25	12,043,611
12,500,000		0.000%, 09/01/26	9,661,500
7,500,000		Cracker Barrel Old Country Store, Inc.* 0.625%, 06/15/26	6,648,675
20,000,000	EUR	Delivery Hero, SE* 1.500%, 01/15/28	14,521,390
15,000,000	EUR	1.000%, 01/23/27	12,139,260
22,900,000		Dick's Sporting Goods, Inc.~ 3.250%, 04/15/25	68,784,501
66,956,000		Draftkings, Inc. 0.000%, 03/15/28	44,302,776
45,000,000		Etsy, Inc.~ 0.250%, 06/15/28*	35,915,850
30,000,000		0.125%, 10/01/26^	39,570,300
10,000,000		Farfetch, Ltd.~ 3.750%, 05/01/27	10,984,000
30,000,000		Fiverr International, Ltd.^ 0.000%, 11/01/25	23,806,200
10,000,000		Ford Motor Company^ 0.000%, 03/15/26	10,680,100
6,500,000		Groupon, Inc. 1.125%, 03/15/26	5,000,645
15,000,000		Guess?, Inc.~ 2.000%, 04/15/24	16,663,500

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
10,000,000		Li Auto, Inc.^ 0.250%, 05/01/28	$10,653,600
70,000,000		Lucid Group, Inc.*~ 1.250%, 12/15/26	48,804,000
13,000,000		Luminar Technologies, Inc.* 1.250%, 12/15/26	11,467,950
7,000,000		Marriott Vacations Worldwide Corp. 01/15/26	7,456,120
20,000,000		Meituan* 0.000%, 04/27/27	17,177,800
12,500,000		MercadoLibre, Inc.~^ 2.000%, 08/15/28	29,014,875
7,500,000		National Vision Holdings, Inc. 2.500%, 05/15/25	10,354,500
20,000,000		NCL Corp. Ltd. - Class C*~ 1.125%, 02/15/27	17,640,600
20,000,000		NCL Corp. Ltd.* 2.500%, 02/15/27	18,242,600
10,199,000		NIO, Inc. 0.500%, 02/01/27	8,105,553
10,000,000		0.000%, 02/01/26	8,391,400
20,000,000	GBP	Ocado Group, PLC* 0.750%, 01/18/27	18,777,758
47,500,000		Peloton Interactive, Inc. 0.000%, 02/15/26	38,770,450
17,000,000		Pinduoduo, Inc. 0.000%, 12/01/25	15,144,620
6,750,000		0.000%, 10/01/24	8,405,910
5,000,000		Porch Group, Inc.* 0.750%, 09/15/26	2,890,650
3,500,000		Quotient Technology, Inc. 1.750%, 12/01/22	3,420,970
22,916,000		Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23~	28,289,573
10,000,000		2.875%, 11/15/23^	11,536,000
10,245,000		Shake Shack, Inc. 0.000%, 03/01/28	7,938,543
10,833,000		Stride, Inc. 1.125%, 09/01/27	11,122,783
16,822,000		Tesla, Inc.~ 2.000%, 05/15/24	235,960,680
7,764,000		Vail Resorts, Inc.^ 0.000%, 01/01/26	7,368,657
11,632,000		Vroom, Inc.* 0.750%, 07/01/26	4,589,871
35,000,000		Wayfair, Inc.~ 1.000%, 08/15/26^	30,289,000
29,821,000		1.125%, 11/01/24	29,505,196
17,590,000		0.625%, 10/01/25	13,152,747
12,500,000		Winnebago Industries, Inc. 1.500%, 04/01/25	13,451,375
			1,089,488,503
		Consumer Staples (0.3%)
11,500,000		Beauty Health Company* 1.250%, 10/01/26	9,726,010
PRINCIPAL AMOUNT			VALUE
36,755,000		Beyond Meat, Inc. 0.000%, 03/15/27	$19,816,091
15,000,000		Herbalife Nutrition, Ltd. 2.625%, 03/15/24	13,956,900
610,000,000	JPY	Yaoko Company, Ltd.* 0.000%, 06/20/24	5,494,066
			48,993,067
		Energy (0.8%)
71,500,000		Pioneer Natural Resources Company~ 0.250%, 05/15/25	158,045,745
		Financials (0.8%)
75,800,000		Coinbase Global, Inc.*~^ 0.500%, 06/01/26	60,667,288
8,052,000		GSK Finance No 3, PLC*^ 0.000%, 06/22/23	7,812,373
5,000,000		Hope Bancorp, Inc. 2.000%, 05/15/38	4,909,900
25,000,000		JPMorgan Chase Bank NA* 0.000%, 12/28/23	24,200,000
10,467,000		JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)§ 0.250%, 05/01/23	11,222,508
15,000,000		LendingTree, Inc.^ 0.500%, 07/15/25	12,030,450
13,000,000		PRA Group, Inc. 3.500%, 06/01/23	13,970,710
5,000,000		Realogy Group, LLC / Realogy Co-Issuer Corp.* 0.250%, 06/15/26	3,860,750
10,000,000		SoFi Technologies, Inc.* 0.000%, 10/15/26	6,784,400
10,000,000		Upstart Holdings, Inc.*^ 0.250%, 08/15/26	7,733,400
			153,191,779
		Health Care (2.3%)
15,000,000		Accolade, Inc. 0.500%, 04/01/26	9,073,500
10,500,000		Allscripts Healthcare Solutions, Inc.~ 0.875%, 01/01/27	17,348,415
4,000,000		Alphatec Holdings, Inc.* 0.750%, 08/01/26	3,824,040
8,500,000		Ascendis Pharma, A/S*^ 2.250%, 04/01/28	7,924,635
10,000,000		Bridgebio Pharma, Inc. 2.500%, 03/15/27	6,023,100
10,000,000		2.250%, 02/01/29	5,002,600
3,759,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	3,117,639
3,500,000		Collegium Pharmaceutical, Inc. 2.625%, 02/15/26	3,152,800

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
10,000,000	CONMED Corp.~ 2.625%, 02/01/24	$15,619,800
3,188,000	CryoPort, Inc.* 0.750%, 12/01/26	2,413,858
15,000,000	Dexcom, Inc.~^ 0.750%, 12/01/23	37,326,900
5,000,000	Evolent Health, Inc. 1.500%, 10/15/25	5,474,700
7,500,000	Global Blood Therapeutics, Inc.*^ 1.875%, 12/15/28	9,074,250
5,000,000	Haemonetics Corp. 0.000%, 03/01/26	3,966,050
19,000,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27	16,567,240
10,000,000	1.250%, 12/01/24~	17,438,900
17,000,000	Innoviva, Inc. 2.500%, 08/15/25~	20,665,030
10,000,000	2.125%, 03/15/28*	9,482,500
9,000,000	Insmed, Inc.^ 0.750%, 06/01/28	8,485,290
10,000,000	Insulet Corp.^ 0.375%, 09/01/26	12,312,600
5,000,000	Intercept Pharmaceuticals, Inc. 2.000%, 05/15/26	3,060,300
11,243,000	Ionis Pharmaceuticals, Inc. 0.125%, 12/15/24	10,139,949
9,500,000	Ironwood Pharmaceuticals, Inc. 1.500%, 06/15/26~	10,939,155
7,500,000	0.750%, 06/15/24	8,441,100
2,373,000	2.250%, 06/15/22	2,406,697
24,500,000	Jazz Investments I, Ltd.~^ 2.000%, 06/15/26	29,977,955
20,000,000	Livongo Health, Inc.~^ 0.875%, 06/01/25	17,049,600
5,000,000	Mesa Laboratories, Inc. 1.375%, 08/15/25	4,947,000
10,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	7,009,800
7,500,000	Neurocrine Biosciences, Inc.~ 2.250%, 05/15/24	9,623,250
15,000,000	Novocure, Ltd. 0.000%, 11/01/25	13,595,550
40,000,000	Oak Street Health, Inc.^ 0.000%, 03/15/26	29,528,800
12,500,000	Omnicell, Inc. 0.250%, 09/15/25	15,468,375
11,233,000	Pacira BioSciences, Inc.^ 0.750%, 08/01/25	13,474,995
4,000,000	Revance Therapeutics, Inc.^ 1.750%, 02/15/27	3,497,280
17,500,000	Sarepta Therapeutics, Inc.~ 1.500%, 11/15/24	21,807,450
12,500,000	SmileDirectClub, Inc.* 0.000%, 02/01/26	4,131,875
PRINCIPAL AMOUNT		VALUE
10,000,000	Supernus Pharmaceuticals, Inc. 0.625%, 04/01/23	$9,751,600
5,000,000	Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	3,600,250
7,000,000	Tilray, Inc. 5.000%, 10/01/23	6,825,630
		439,570,458
	Industrials (1.2%)
2,875,000	Aerojet Rocketdyne Holdings, Inc. 2.250%, 12/15/23	4,594,681
10,285,000	Air Canada 4.000%, 07/01/25	13,973,407
10,000,000	American Airlines Group, Inc.^ 6.500%, 07/01/25	14,024,200
12,000,000	Array Technologies, Inc.* 1.000%, 12/01/28	7,742,760
15,000,000	Chart Industries, Inc.*~ 1.000%, 11/15/24	43,718,700
11,250,000	FTI Consulting, Inc.~ 2.000%, 08/15/23	17,894,250
6,600,000	Greenbrier Companies, Inc. 2.875%, 04/15/28	6,758,994
20,000,000	John Bean Technologies Corp.* 0.250%, 05/15/26	18,931,800
16,500,000	Meritor, Inc. 3.250%, 10/15/37	18,140,100
8,467,000	Middleby Corp. 1.000%, 09/01/25	11,160,099
30,000,000	Southwest Airlines Company~ 1.250%, 05/01/25	41,053,800
4,000,000	Stem, Inc.* 0.500%, 12/01/28	2,576,200
30,000,000	Upwork, Inc.* 0.250%, 08/15/26	23,467,800
15,000,000	Virgin Galactic Holdings, Inc.*^ 2.500%, 02/01/27	12,179,400
		236,216,191
	Information Technology (13.9%)
20,000,000	3D Systems Corp.* 0.000%, 11/15/26	14,960,000
7,500,000	8x8, Inc.^ 0.500%, 02/01/24	6,757,350
30,056,000	Affirm Holdings, Inc.*~^ 0.000%, 11/15/26	20,175,391
73,500,000	Akamai Technologies, Inc.~ 0.375%, 09/01/27	81,426,240
55,000,000	0.125%, 05/01/25	69,342,900
10,000,000	Altair Engineering, Inc.~ 0.250%, 06/01/24	12,695,300
10,000,000	Alteryx, Inc. 1.000%, 08/01/26	8,598,100
10,000,000	0.500%, 08/01/24	9,123,900

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
50,000,000	Avalara, Inc.*~ 0.250%, 08/01/26	$39,773,000
7,500,000	Benefitfocus, Inc. 1.250%, 12/15/23	7,109,025
16,398,000	Bentley Systems, Inc. 0.125%, 01/15/26	15,754,379
10,000,000	BigCommerce Holdings, Inc.* 0.250%, 10/01/26	7,494,900
50,000,000	Bill.com Holdings, Inc.~ 0.000%, 12/01/25	65,624,500
50,000,000	Blackline, Inc. 0.000%, 03/15/26	41,246,000
24,000,000	0.125%, 08/01/24~	27,167,280
20,000,000	Block, Inc. 0.125%, 03/01/25~	22,480,600
17,000,000	0.000%, 05/01/26	14,802,750
25,000,000	Box, Inc.~ 0.000%, 01/15/26	33,119,250
3,000,000	CalAmp Corp. 2.000%, 08/01/25	2,626,980
20,000,000	Ceridian HCM Holding, Inc. 0.250%, 03/15/26	16,561,400
40,000,000	Cloudflare, Inc.*~^ 0.000%, 08/15/26	35,108,400
40,000,000	Confluent, Inc.* 0.000%, 01/15/27	30,665,200
33,000,000	Coupa Software, Inc.~ 0.375%, 06/15/26	26,836,920
32,876,000	0.125%, 06/15/25	30,401,423
10,000,000	CyberArk Software, Ltd. 0.000%, 11/15/24	11,920,900
20,000,000	Datadog, Inc.~ 0.125%, 06/15/25	30,127,000
55,000,000	DigitalOcean Holdings, Inc.*~ 0.000%, 12/01/26	41,317,100
27,750,000	Dropbox, Inc.^ 0.000%, 03/01/28	25,192,838
23,000,000	0.000%, 03/01/26	20,748,990
16,000,000	Enphase Energy, Inc. 0.000%, 03/01/28^	15,169,760
10,000,000	0.000%, 03/01/26	9,410,500
26,000,000	Envestnet, Inc.*~ 0.750%, 08/15/25	25,833,080
8,000,000	Everbridge, Inc. 0.000%, 03/15/26	6,982,240
50,000,000	Fastly, Inc. 0.000%, 03/15/26	37,959,000
10,000,000	Five9, Inc. 0.500%, 06/01/25	10,804,200
5,200,000	GDS Holdings, Ltd. 2.000%, 06/01/25	5,074,992
20,000,000	Guidewire Software, Inc.~ 1.250%, 03/15/25	20,256,400
2,500,000	i3 Verticals, LLC 1.000%, 02/15/25	2,454,975
PRINCIPAL AMOUNT		VALUE
6,500,000	II-VI, Inc. 0.250%, 09/01/22	$8,573,955
5,000,000	Impinj, Inc.* 1.125%, 05/15/27	4,095,350
15,000,000	Infinera Corp.~ 2.125%, 09/01/24	15,859,950
13,000,000	Insight Enterprises, Inc.~ 0.750%, 02/15/25	19,618,950
15,000,000	Itron, Inc.^ 0.000%, 03/15/26	12,394,800
15,000,000	Jamf Holding Corp.* 0.125%, 09/01/26	14,022,900
16,000,000	Lenovo Group, Ltd.* 3.375%, 01/24/24	19,995,360
17,500,000	LivePerson, Inc. 0.000%, 12/15/26	13,924,925
7,500,000	0.750%, 03/01/24	7,334,775
45,500,000	Lumentum Holdings, Inc. 0.500%, 12/15/26~	47,714,485
20,000,000	0.250%, 03/15/24~	28,423,600
12,500,000	0.500%, 06/15/28*	11,166,625
18,000,000	Magnite, Inc. 0.250%, 03/15/26	14,033,340
20,500,000	Mandiant, Inc. 0.875%, 06/01/24	22,478,045
5,000,000	1.625%, 06/01/35	5,002,950
29,523,000	MicroStrategy, Inc. 0.000%, 02/15/27	19,397,792
9,601,000	0.750%, 12/15/25^	10,765,025
55,500,000	MongoDB, Inc.~ 0.250%, 01/15/26	99,578,655
10,000,000	New Relic, Inc.~ 0.500%, 05/01/23	9,845,700
20,000,000	Nice Systems, Inc.~ 1.250%, 01/15/24	49,465,400
10,000,000	Nova, Ltd. 10/15/25	14,336,700
11,460,000	Nutanix, Inc.* 0.250%, 10/01/27	9,205,245
43,500,000	Okta, Inc.~ 0.375%, 06/15/26	39,644,160
37,500,000	0.125%, 09/01/25	36,235,500
30,000,000	ON Semiconductor Corp.*~ 0.000%, 05/01/27	35,867,100
10,000,000	OSI Systems, Inc. 1.250%, 09/01/22	9,988,800
74,925,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	158,571,270
38,000,000	0.375%, 06/01/25	72,864,240
4,500,000	PAR Technology Corp. 2.875%, 04/15/26	4,869,495
32,500,000	Pegasystems, Inc.~^ 0.750%, 03/01/25	30,205,825
7,707,000	Perficient, Inc.* 0.125%, 11/15/26	6,658,231

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
12,500,000	Progress Software Corp. 1.000%, 04/15/26	$12,621,750
5,000,000	PROS Holdings, Inc. 1.000%, 05/15/24	4,598,850
2,000,000	2.250%, 09/15/27	1,946,900
20,000,000	Q2 Holdings, Inc. 0.125%, 11/15/25~	16,841,200
10,625,000	0.750%, 06/01/26	9,911,531
26,500,000	Rapid7, Inc.^ 0.250%, 03/15/27	29,730,350
7,500,000	Repay Holdings Corp.* 02/01/26	6,137,775
41,100,000	RingCentral, Inc. 0.000%, 03/15/26~^	32,565,174
20,000,000	0.000%, 03/01/25	16,794,200
21,500,000	Sailpoint Technologies Holdings, Inc.~ 0.125%, 09/15/24	48,722,225
17,500,000	Shift4 Payments, Inc. 0.500%, 08/01/27*^	14,371,525
15,000,000	0.000%, 12/15/25	14,567,400
30,000,000	Silicon Laboratories, Inc.~ 0.625%, 06/15/25	38,260,200
5,000,000	SMART Global Holdings, Inc. 2.250%, 02/15/26	6,649,300
40,000,000	Splunk, Inc. 0.500%, 09/15/23~	42,275,600
27,500,000	1.125%, 09/15/25~^	30,065,475
20,000,000	1.125%, 06/15/27^	18,048,600
75,000,000	Spotify USA, Inc. 0.000%, 03/15/26	61,077,750
35,000,000	Square, Inc.~ 0.500%, 05/15/23	49,839,650
15,000,000	Teradyne, Inc.~ 1.250%, 12/15/23	50,157,900
24,200,000	Tyler Technologies, Inc. 0.250%, 03/15/26	24,481,688
70,074,000	Unity Software, Inc.*~ 0.000%, 11/15/26	54,214,852
10,000,000	Verint Systems, Inc.^ 0.250%, 04/15/26	10,503,700
5,000,000	Veritone, Inc.* 1.750%, 11/15/26	3,763,600
10,000,000	Vishay Intertechnology, Inc.^ 2.250%, 06/15/25	9,832,500
10,000,000	Weibo Corp.^ 1.250%, 11/15/22	9,749,200
26,500,000	Western Digital Corp.^ 1.500%, 02/01/24	25,439,470
10,000,000	Wix.com, Ltd. 0.000%, 07/01/23	9,842,700
10,000,000	Wolfspeed, Inc. 1.750%, 05/01/26~	20,744,000
3,568,000	0.250%, 02/15/28*	3,578,240
50,000,000	Workday, Inc.~ 0.250%, 10/01/22	70,424,000
PRINCIPAL AMOUNT			VALUE
17,500,000		Workiva, Inc.~ 1.125%, 08/15/26	$24,859,275
36,000,000		Zendesk, Inc.~ 0.625%, 06/15/25	45,610,920
10,000,000		0.250%, 03/15/23	19,438,400
22,500,000		Zscaler, Inc.~ 0.125%, 07/01/25	33,554,250
			2,626,462,461
		Materials (0.3%)
10,000,000		Allegheny Technologies, Inc.~ 3.500%, 06/15/25	19,021,100
10,000,000		Amyris, Inc.* 1.500%, 11/15/26	6,912,800
3,124,000		Lithium Americas Corp.* 1.750%, 01/15/27	2,881,015
20,000,000	CHF	Sika, AG* 0.150%, 06/05/25	33,090,517
			61,905,432
		Real Estate (0.3%)
20,000,000	EUR	ANLLIAN Capital, Ltd.* 0.000%, 02/05/25	23,680,890
12,500,000		Opendoor Technologies, Inc.*^ 0.250%, 08/15/26	8,835,750
20,000,000		Redfin Corp. 0.500%, 04/01/27^	12,380,800
15,000,000		0.000%, 10/15/25	10,473,750
			55,371,190
		Utilities (0.1%)
12,500,000		NextEra Energy Partners, LP* 0.000%, 06/15/24	11,656,625
10,000,000		Sunnova Energy International, Inc.*^ 0.250%, 12/01/26	7,832,800
			19,489,425
		TOTAL CONVERTIBLE BONDS (Cost $5,910,790,561)	5,714,125,585
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (1.8%)
		Communication Services (0.2%)
35,692		2020 Cash Mandatory Exchangeable Trust*~ 5.250%, 06/01/23	39,276,048
		Consumer Discretionary (0.2%)
316,491		Aptiv, PLC 5.500%, 06/15/23	39,121,452
		Financials (0.1%)
15,000		2020 Mandatory Exchangeable Trust*~ 6.500%, 05/16/23	11,174,445

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
	Health Care (0.3%)
590,000	Avantor, Inc. 6.250%, 05/15/22	$57,247,700
	Industrials (0.1%)
178,572	Clarivate, PLC 5.250%, 06/01/24	11,523,251
47,143	RBC Bearings, Inc. 5.000%, 10/15/24	4,265,970
104,200	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	8,189,078
		23,978,299
	Information Technology (0.1%)
50,000	II-VI, Inc.~ 6.000%, 07/01/23	12,728,000
	Utilities (0.8%)
400,000	American Electric Power Company, Inc.~^ 6.125%, 08/15/23	22,400,000
300,000	DTE Energy Company~ 6.250%, 11/01/22	15,720,000
308,881	Essential Utilities, Inc. 6.000%, 04/30/22	16,466,446
650,000	NextEra Energy, Inc. 4.872%, 09/01/22~	34,742,500
300,000	6.219%, 09/01/23~^	14,193,000
205,000	5.279%, 03/01/23	9,616,550
150,000	PG&E Corp.~ 5.500%, 08/16/23	17,826,000
400,000	Southern Company~^ 6.750%, 08/01/22	21,948,000
		152,912,496
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $62,063,704)	336,438,440
COMMON STOCKS (57.4%)
	Communication Services (4.2%)
476,827	Activision Blizzard, Inc.	36,048,121
68,007	Alphabet, Inc. - Class A~#	155,204,895
78,714	Alphabet, Inc. - Class C~#	180,989,462
1,759,057	AT&T, Inc.	33,175,815
36,767	Charter Communications, Inc.#	15,754,292
1,212,348	Comcast Corp. - Class A~	48,202,957
219,142	Fox Corp. - Class A	7,854,049
763,735	Meta Platforms, Inc. - Class A~#	153,105,955
134,823	Netflix, Inc.#	25,664,906
408,278	TEGNA, Inc.	9,002,530
209,540	Twitter, Inc.#	10,271,651
1,128,484	Verizon Communications, Inc.~	52,248,809
547,355	Walt Disney Company~#	61,101,239
NUMBER OF SHARES		VALUE
425,545	Warner Bros Discovery, Inc.#	$7,723,642
		796,348,323
	Consumer Discretionary (4.9%)
121,241	Amazon.com, Inc.~#	301,360,267
177,360	Aptiv, PLC#	18,871,104
10,156	Booking Holdings, Inc.~#	22,447,908
12,901	Chipotle Mexican Grill, Inc. - Class A#	18,778,825
77,470	Darden Restaurants, Inc.~	10,205,123
67,197	Dollar General Corp.~	15,961,303
235,344	DR Horton, Inc.~	16,377,589
220,689	eBay, Inc.	11,458,173
72,345	Expedia Group, Inc.#	12,642,289
777,551	Ford Motor Company~	11,010,122
280,276	General Motors Company#	10,625,263
292,981	Home Depot, Inc.~	88,011,492
237,020	Lowe's Companies, Inc.~	46,865,965
207,482	McDonald's Corp.	51,696,215
257,056	MGM Resorts International	10,549,578
64,172	Mohawk Industries, Inc.~#	9,052,102
437,205	NIKE, Inc. - Class B~	54,519,463
31,854	O'Reilly Automotive, Inc.#	19,321,044
64,029	PVH Corp.~	4,660,031
133,774	Ross Stores, Inc.~	13,346,632
201,508	Royal Caribbean Cruises, Ltd.^#	15,663,217
324,893	Starbucks Corp.~	24,250,014
146,977	Target Corp.~	33,606,291
150,000	Tenneco, Inc.#	2,575,500
57,399	Tesla, Inc.#	49,980,753
367,640	TJX Companies, Inc.~	22,528,979
40,442	Ulta Beauty, Inc.#	16,047,386
288,195	VF Corp.	14,986,140
		927,398,768
	Consumer Staples (3.3%)
544,596	Altria Group, Inc.~	30,263,200
221,518	Archer-Daniels-Midland Company~	19,839,152
142,360	Church & Dwight Company, Inc.	13,888,642
944,568	Coca-Cola Company	61,028,538
219,500	Colgate-Palmolive Company~	16,912,475
110,026	Constellation Brands, Inc. - Class A	27,076,298
87,175	Costco Wholesale Corp.~	46,352,691
240,090	General Mills, Inc.	16,981,566
176,958	Kellogg Company~	12,121,623
131,887	Kimberly-Clark Corp.	18,309,872
305,013	Kraft Heinz Company	13,002,704

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
316,134	Kroger Company	$17,058,591
622,622	Mondelez International, Inc. - Class A	40,146,667
137,045	Monster Beverage Corp.#	11,742,016
290,443	PepsiCo, Inc.~	49,871,967
520,289	Philip Morris International, Inc.~	52,028,900
510,995	Procter & Gamble Company	82,040,247
62,181	Sanderson Farms, Inc.	11,775,216
222,721	Walgreens Boots Alliance, Inc.	9,443,370
483,308	Walmart, Inc.~	73,941,291
		623,825,026
	Energy (2.1%)
565,064	Chevron Corp.~	88,528,577
362,673	ConocoPhillips~	34,642,525
108,548	EOG Resources, Inc.~	12,674,064
665,999	Exxon Mobil Corp.~	56,776,415
253,610	Hess Corp.	26,139,583
751,240	Kinder Morgan, Inc.	13,635,006
494,365	Marathon Petroleum Corp.	43,138,290
233,160	Occidental Petroleum Corp.	12,844,784
150,593	ONEOK, Inc.	9,537,055
105,697	Phillips 66~	9,170,272
152,528	Pioneer Natural Resources Company	35,458,184
335,076	Schlumberger, NV	13,071,315
237,517	Sysco Corp.	20,302,953
102,260	Valero Energy Corp.~	11,399,945
379,049	Williams Companies, Inc.	12,997,590
		400,316,558
	Financials (5.3%)
186,725	Aflac, Inc.~	10,695,608
12,904	Alleghany Corp.#	10,794,196
145,676	Allstate Corp.~	18,433,841
257,023	American Express Company~	44,904,488
532,647	American International Group, Inc.~	31,165,176
72,992	Ameriprise Financial, Inc.	19,378,646
130,222	Arthur J Gallagher & Company	21,941,105
109,485	Assurant, Inc.	19,913,132
2,960,440	Bank of America Corp.~	105,628,499
271,850	Bank of New York Mellon Corp.	11,434,011
392,992	Berkshire Hathaway Inc - Class B~#	126,869,607
28,205	BlackRock, Inc.~	17,619,099
137,532	Capital One Financial Corp.~	17,139,238
129,442	Cboe Global Markets, Inc.	14,624,357
510,895	Charles Schwab Corp.~	33,887,665
NUMBER OF SHARES		VALUE
167,837	Chubb, Ltd.~	$34,649,949
507,265	Citigroup, Inc.~	24,455,246
58,662	CME Group, Inc.	12,866,923
164,988	Discover Financial Services	18,554,551
118,643	First Republic Bank	17,703,909
158,124	Goldman Sachs Group, Inc.~	48,305,301
715,248	JPMorgan Chase & Company~	85,372,001
72,559	M&T Bank Corp.	12,091,232
201,303	Marsh & McLennan Companies, Inc.	32,550,695
219,333	MetLife, Inc.~	14,405,792
370,276	Morgan Stanley~	29,840,543
116,221	Northern Trust Corp.	11,976,574
87,343	Prudential Financial, Inc.~	9,477,589
75,816	S&P Global, Inc.	28,544,724
109,767	State Street Corp.~	7,351,096
97,356	Travelers Companies, Inc.~	16,653,717
196,178	Truist Financial Corp.	9,485,206
221,979	US Bancorp	10,779,300
1,380,544	Wells Fargo & Company~	60,233,135
350,334	Zions Bancorp NA	19,797,374
		1,009,523,525
	Health Care (6.8%)
377,705	Abbott Laboratories~	42,869,517
473,791	AbbVie, Inc.~	69,590,422
250,070	Agilent Technologies, Inc.	29,825,849
44,200	Align Technology, Inc.#	12,814,022
106,207	Amgen, Inc.~	24,766,410
279,516	Baxter International, Inc.	19,862,407
90,778	Becton Dickinson and Company	22,439,414
54,315	Biogen, Inc.~#	11,267,104
851,254	Boston Scientific Corp.#	35,846,306
768,105	Bristol-Myers Squibb Company~	57,815,263
171,982	Centene Corp.#	13,853,150
212,174	Cerner Corp.	19,867,973
609,000	Change Healthcare, Inc.#	14,348,040
73,184	Cigna Corp.	18,060,348
323,287	CVS Health Corp.~	31,077,579
219,391	Danaher Corp.	55,095,662
248,235	Edwards Lifesciences Corp.~#	26,258,298
268,034	Eli Lilly & Company	78,300,772
343,381	Gilead Sciences, Inc.	20,376,229
73,953	HCA Healthcare, Inc.	15,866,616
44,855	Humana, Inc.	19,940,739
40,783	Illumina, Inc.#	12,098,277
219,732	Intersect ENT, Inc.#	6,014,065
123,653	Intuitive Surgical, Inc.#	29,590,163

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
594,900	Johnson & Johnson~	$107,355,654
66,530	Laboratory Corp. of America Holdings~#	15,985,828
68,187	McKesson Corp.	21,111,377
657,766	Merck & Company, Inc.	58,337,267
81,933	Moderna, Inc.#	11,012,615
69,756	Organon & Company^	2,255,211
1,434,058	Pfizer, Inc.~	70,369,226
88,749	Quest Diagnostics, Inc.~	11,878,166
18,028	Regeneron Pharmaceuticals, Inc.~#	11,882,435
128,843	Thermo Fisher Scientific, Inc.~	71,239,872
310,792	UnitedHealth Group, Inc.~	158,053,272
109,751	Vertex Pharmaceuticals, Inc.#	29,986,168
69,526	Zimmer Biomet Holdings, Inc.	8,395,265
89,644	Zoetis, Inc.	15,889,399
		1,281,596,380
	Industrials (4.1%)
146,545	3M Company	21,134,720
76,824	Allegion, PLC	8,776,374
141,985	Boeing Company~#	21,133,047
421,509	Carrier Global Corp. 0.000%	16,131,150
210,427	Caterpillar, Inc.~	44,303,301
1,104,806	CSX Corp.~	37,939,038
75,909	Deere & Company	28,659,443
255,109	Delta Air Lines, Inc.~#	10,977,340
111,773	Eaton Corp., PLC	16,209,320
296,252	Emerson Electric Company~	26,716,005
56,009	FedEx Corp. 0.000%	11,131,229
161,470	Fortune Brands Home & Security, Inc.	11,504,737
65,111	General Dynamics Corp.	15,400,705
281,255	General Electric Company 0.000%	20,967,560
246,487	Honeywell International, Inc.	47,697,699
92,893	Illinois Tool Works, Inc.~	18,310,139
255,057	Johnson Controls International, PLC	15,270,263
98,068	L3Harris Technologies, Inc.	22,777,274
53,234	Lockheed Martin Corp.	23,003,476
219,381	Masco Corp.	11,559,185
426,734	Nielsen Holdings, PLC	11,440,739
58,437	Norfolk Southern Corp.	15,069,734
52,913	Northrop Grumman Corp.	23,249,972
98,039	Otis Worldwide Corp.	7,141,161
154,245	PACCAR, Inc.	12,810,047
182,256	Pentair, PLC	9,249,492
NUMBER OF SHARES		VALUE
526,250	Raytheon Technologies Corp.~	$49,946,387
486,215	Southwest Airlines Company~#	22,715,965
530,000	Spirit Airlines, Inc.#	12,513,300
108,091	Stanley Black & Decker, Inc.	12,987,134
64,301	Stryker Corp.~ 0.000%	15,513,259
13,098	Teledyne Technologies, Inc.#	5,652,442
278,820	Union Pacific Corp.~	65,324,738
176,845	United Parcel Service, Inc. - Class B	31,828,563
86,481	Verisk Analytics, Inc. - Class A	17,646,448
165,235	Waste Management, Inc.	27,171,243
128,900	Welbilt, Inc.#	3,044,618
121,663	Xylem Inc/NY	9,793,872
		782,701,119
	Information Technology (13.1%)
145,754	Accenture, PLC - Class A~	43,778,671
126,536	Adobe, Inc.#	50,101,929
696,207	Advanced Micro Devices, Inc.#	59,539,623
225,228	Amphenol Corp. - Class A~	16,103,802
20,000	Anaplan, Inc.#	1,299,800
4,037,761	Apple, Inc.~	636,553,022
469,927	Applied Materials, Inc.~	51,856,444
66,144	Autodesk, Inc.#	12,519,736
146,500	Automatic Data Processing, Inc.	31,963,370
400	Bottomline Technologies, Inc.#	22,648
116,135	Broadcom, Inc.	64,384,083
1,385,176	Cisco Systems, Inc.~	67,845,921
312,092	Citrix Systems, Inc.	31,240,409
190,512	Cognizant Technology Solutions Corp. - Class A~	15,412,421
12,000	Coherent, Inc.#	3,214,800
130,000	DouYu International Holdings, Ltd.#	230,100
26,657	Enphase Energy, Inc.#	4,302,440
258,456	Fidelity National Information Services, Inc.	25,625,912
173,063	Fiserv, Inc.#	16,946,329
64,334	Gartner, Inc.#	18,692,244
98,094	Global Payments, Inc.	13,436,916
370,739	HP, Inc.	13,580,170
1,067,253	Intel Corp.~	46,521,558
176,107	International Business Machines Corp.	23,283,106
66,541	Intuit, Inc.	27,864,044
65,394	Jack Henry & Associates, Inc.	12,397,395
27,853	Lam Research Corp.	12,972,813
197,935	Mastercard, Inc. - Class A	71,925,620
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
444,981	Micron Technology, Inc.~	$30,343,254
2,053,583	Microsoft Corp.~	569,910,354
295,000	NeoPhotonics Corp.#	4,466,300
105,773	NetApp, Inc.	7,747,872
768,572	NVIDIA Corp.~	142,547,049
373,643	Oracle Corp.	27,425,396
137,498	Paychex, Inc.	17,425,122
54,870	Paycom Software, Inc.#	15,444,259
379,504	PayPal Holdings, Inc.#	33,369,787
317,154	QUALCOMM, Inc.	44,303,242
118,000	Sailpoint Technologies Holdings, Inc.#	7,531,940
301,219	salesforce.com, Inc.#	52,996,471
95,470	TE Connectivity, Ltd.	11,912,747
171,559	Texas Instruments, Inc.~	29,207,920
531,771	Visa, Inc. - Class A~^	113,336,353
96,346	Western Digital Corp.#	5,113,082
		2,486,696,474
	Materials (1.6%)
87,350	Air Products and Chemicals, Inc.~	20,446,015
71,214	Avery Dennison Corp.	12,861,248
197,601	Ball Corp.	16,037,297
248,244	Corteva, Inc.	14,321,196
248,242	Dow, Inc.	16,508,093
223,542	DuPont de Nemours, Inc.	14,738,124
680,224	Freeport-McMoRan, Inc.	27,583,083
17,732	International Flavors & Fragrances, Inc.	2,150,892
190,824	Linde, PLC	59,529,455
395,319	Medtronic, PLC	41,255,491
222,904	Newmont Corp.	16,238,556
107,259	PPG Industries, Inc.	13,728,080
46,512	ServiceNow, Inc.#	22,237,387
64,247	Sherwin-Williams Company	17,665,355
		295,300,272
	Real Estate (1.4%)
74,070	Alexandria Real Estate Equities, Inc.	13,492,591
102,200	American Tower Corp.~	24,632,244
68,140	AvalonBay Communities, Inc.~	15,500,487
94,418	Crown Castle International Corp.	17,487,158
80,844	Digital Realty Trust, Inc.	11,812,925
19,578	Equinix, Inc.	14,078,148
65,783	Federal Realty Investment Trust	7,700,558
645,500	Healthcare Trust of America Inc - Class A	19,661,930
88,299	Mid-America Apartment Communities, Inc.	17,366,647
NUMBER OF SHARES		VALUE
138,776	Prologis, Inc.~	$22,244,405
48,625	Public Storage~	18,064,188
168,578	Realty Income Corp.	11,692,570
137,501	Regency Centers Corp.^	9,464,194
111,532	Simon Property Group, Inc.	13,160,776
213,916	UDR, Inc.	11,382,470
173,001	Welltower, Inc.	15,710,221
330,413	Weyerhaeuser Company	13,619,624
		257,071,136
	Special Purpose Acquisition Companies (9.2%)#
625,945	10X Capital Venture Acquisition Corp.	6,322,044
250,000	10X Capital Venture Acquisition Corp. II	2,487,500
1,750,000	7 Acquisition Corp.	17,718,750
65,000	ABG Acquisition Corp. I - Class A	638,950
500,000	Accelerate Acquisition Corp.	4,940,000
160,000	Accretion Acquisition Corp.	1,625,600
616,403	Acropolis Infrastructure Acquisition Corp.	6,071,570
50,000	Advanced Merger Partners, Inc.	494,250
125,000	Aesther Healthcare Acquisition Corp.	1,313,125
500,000	Aetherium Acquisition Corp.	5,035,000
750,000	AF Acquisition Corp.	7,376,250
500,000	African Gold Acquisition Corp.	4,975,000
550,000	Agile Growth Corp.	5,436,750
963,772	Ahren Acquisition Corp.	9,700,365
750,000	Alpha Partners Technology Merger Corp.	7,365,000
1,000,000	ALSP Orchid Acquisition Corp. I	10,110,000
1,000,000	AltC Acquisition Corp - Class A	9,740,000
1,500,000	Altenergy Acquisition Corp.	15,097,500
10,000	Altimar Acquisition Corp. III	102,550
600,000	AMCI Acquisition Corp. II	5,892,000
1,000,000	Andretti Acquisition Corp.	10,035,000
500,000	Angel Pond Holdings Corp.	5,187,500
485,000	Anthemis Digital Acquisitions I Corp.	4,891,225
300,000	Anzu Special Acquisition Corp. I	2,982,000
100,000	AP Acquisition Corp.	1,011,500
1,000,000	Apeiron Capital Investment Corp.	9,880,000
10,000	Apollo Strategic Growth Capital II	99,150
1,000,000	APx Acquisition Corp. I	10,130,000
350,000	Arbor Rapha Capital Bioholdi	3,543,750
25,100	Arctos NorthStar Acquisition Corp.	249,494
731,522	Arena Fortify Acquisition Corp.	7,410,318

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
100,000	Ares Acquisition Corp.	$990,000
150,000	Argus Capital Corp.	1,526,250
125,000	Aries I Acquisition Corp.	1,276,875
100,000	Arrowroot Acquisition Corp.	990,000
600,000	Artisan Acquisition Corp.	5,988,000
200,100	Ascendant Digital Acquisition Corp. III	2,039,019
511,397	Astrea Acquisition Corp. - Class A	5,021,919
300,000	Athena Consumer Acquisition Corp.	3,031,500
500,000	Athena Technology Acquisition Corp. II	4,957,500
240,000	Atlantic Coastal Acquisition Corp. - Class A	2,354,400
1,250,000	Atlantic Coastal Acquisition Unit	12,562,500
25,000	Atlas Crest Investment Corp. II	246,752
500,000	Aura Fat Projects Acquisiton Corp.	4,995,000
300,000	Austerlitz Acquisition Corp. II	2,976,000
250,000	Avalon Acquisition, Inc.	2,525,000
600,000	Avista Public Acquisition Corp. II	6,171,000
500,000	AxonPrime Infrastructure Acquisition Corp.	4,950,000
200,000	B Riley Principal 250 Merger Corp.	1,982,000
600,000	Banner Acquisition Corp.	5,814,000
1,000,000	Banyan Acquisition Corp.	10,030,000
1,500,000	Battery Future Acquisition Corp.	15,105,000
542,433	Beard Energy Transition Acquisition Corp.	5,473,149
600,000	Belong Acquisition Corp.	5,970,000
500,000	Berenson Acquisition Corp. I	4,937,500
119,900	Big Sky Growth Partners, Inc.	1,187,010
500,000	Bilander Acquisition Corp.	4,910,000
1,000,000	BioPlus Acquisition Corp.	10,040,000
225,500	Black Mountain Acquisition Corp.	2,277,550
481,099	Black Spade Acquisition Company	4,729,203
755,104	Blockchain Coinvestors Acquisition Corp. I	7,596,346
1,250,000	Blue Ocean Acquisition Corp.	12,581,250
141,132	Blue Whale Acquisition Corp. I	1,402,852
100,000	BlueRiver Acquisition Corp.	996,500
500,000	Build Acquisition Corp.	4,912,500
1,000,000	BurTech Acquisition Corp.	10,060,000
500,000	byNordic Acquisition Corp.	5,015,000
500,000	BYTE Acquisition Corp.	4,935,000
300,000	C5 Acquisition Corp.	3,027,000
750,000	Cactus Acquisition Corp.	7,605,000
NUMBER OF SHARES		VALUE
400,000	Canna-Global Acquisition Corp.	$4,046,000
210,000	Cartesian Growth Corp.	2,110,500
269,402	Cartica Acquisition Corp.	2,735,777
300,000	Cascadia Acquisition Corp.	2,970,000
300,000	Catalyst Partners Acquisition Corp.	2,961,000
75,000	Catcha Investment Corp.	743,625
478,400	CF Acquisition Corp. VII	4,807,920
1,500,000	Chain Bridge I	15,135,000
100,000	Chenghe Acquisition Company	1,008,000
200,000	Clarim Acquisition Corp.	1,976,000
20,000	Colicity, Inc.	197,400
500,000	Coliseum Acquisition Corp.	4,895,000
600,000	Colombier Acquisition Corp.	5,874,000
500,000	Compass Digital Acquisition Corp.	4,865,000
150,000	Compute Health Acquisition Corp.	1,486,500
148,730	Concord Acquisition Corp.	1,481,351
276,950	Concord Acquisition Corp. II	2,730,727
450,000	Concord Acquisition Corp. III	4,545,000
750,000	Consilium Acquisition Corp. I	7,500,000
20,000	Constellation Acquisition Corp. I	199,000
280,268	Conyers Park III Acquisition Corp.	2,785,864
250,000	Corazon Capital V838 Monoceros Corp.	2,473,750
125,000	Corner Growth Acquisition Corp. 2	1,251,875
50,000	COVA Acquisition Corp.	494,500
1,500,000	Crescera Capital Acquisition Corp.	15,090,000
400,000	Crown PropTech Acquisitions	3,988,000
300,000	Crypto 1 Acquisition Corp.	3,036,000
200,000	D & Z Media Acquisition Corp.	1,976,000
800,000	Decarbonization Plus Acquisition Corp. IV	8,160,000
220,000	Denali Capital Acquisition Corp	2,211,000
275,000	DHB Capital Corp.	2,708,750
500,000	DHC Acquisition Corp.	4,965,000
100,000	DiamondHead Holdings Corp.	988,000
625,000	Digital Transformation Opportunities Corp.	6,165,625
500,000	Disruptive Acquisition Corp. I	4,925,000
1,500,000	DP Cap Acquisition Corp. I	15,120,000
300,000	DTRT Health Acquisition Corp.	3,039,000
100,000	Edify Acquisition Corp.	988,000
225,000	EG Acquisition Corp.	2,218,500
14,282	Elliott Opportunity II Corp.	140,969
745,522	Emerging Markets Horizon Corp.	7,455,220
26,400	Empowerment & Inclusion Capital I Corp.	261,228

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
125,000		Energem Corp.	$1,272,500
1,250,000		Enphys Acquisition Corp.	12,306,250
1,200,000		Enterprise 4.0 Technology Acquisition Corp.	12,120,000
300,700		EQ Health Acquisition Corp.	2,976,930
140,000	EUR	ESG Core Investments, BV	1,417,853
175,000		ESGEN Acquisition Corp.	1,776,250
400,000		ESM Acquisition Corp.	3,962,000
100,000		European Biotech Acquisition Corp.	985,000
1,000,000		EVe Mobility Acquisition Corp.	10,020,000
1,250,000		Everest Consolidator Acquisition Corp.	12,612,500
500,000		Evergreen Corp.	5,050,000
1,000,000		ExcelFin Acquisition Corp.	10,060,000
40,000		FAST Acquisition Corp. II	394,600
206,711		Fifth Wall Acquisition Corp. III - Class A	2,013,365
244,983		Finnovate Acquisition Corp.	2,471,878
15,000		FinServ Acquisition Corp. II	147,600
50,000		FinTech Acquisition Corp. VI	498,000
150,000		Fintech Ecosystem Development Corp.	1,527,000
75,000		Fintech Evolution Acquisition Group	741,750
400,000		Flame Acquisition Corp.	3,960,000
1,051,600		Focus Impact Acquisition Corp.	10,589,612
750,000		Forbion European Acquisition Corp.	7,575,000
20,000		Forest Road Acquisition Corp. II	197,400
100,000		Fortistar Sustainable Solutions Corp.	990,000
200,000		Fortress Value Acquisition Corp. IV	1,970,000
500,000		Forum Merger IV Corp.	4,950,000
700,000		Founder SPAC	7,154,000
170,000		Freedom Acquisition I Corp.	1,680,450
100,000		Frontier Acquisition Corp.	993,000
800,000		Frontier Investment Corp.	7,940,000
17,200		FTAC Emerald Acquisition Corp.	171,914
500,000		FTAC Hera Acquisition Corp.	4,957,500
100,000		FTAC Zeus Acquisition Corp.	1,004,500
425,000		Fusion Acquisition Corp. II	4,182,000
400,000		Future Health ESG Corp.	4,010,000
500,000		FutureTech II Acquisition Corp.	5,052,500
700,000		G&P Acquisition Corp.	7,084,000
200,000		Galata Acquisition Corp.	1,999,000
1,250,000		Games & Esports Experience Acquisition Corp.	12,712,500
500,000		Generation Asia I Acquisition	4,955,000
NUMBER OF SHARES		VALUE
1,000,000	Genesis Growth Tech Acquisition Corp.	$10,080,000
425,000	GigCapital5, Inc.	4,313,750
443,787	GigInternational1, Inc.	4,497,781
400,000	Gladstone Acquisition Corp.	4,132,000
250,000	Glenfarne Merger Corp.	2,573,750
50,000	Global Technology Acquisition Corp. I	503,750
1,000,000	GoGreen Investments Corp.	10,180,000
380,000	Golden Arrow Merger Corp.	3,756,300
40,000	Gores Holdings VII, Inc.	395,800
100,000	Green Visor Financial Technology Acquisition Corp. I	1,012,500
100,000	Group Nine Acquisition Corp.	993,000
1,000,000	GSR II Meteora Acquisition Corp.	10,130,000
533,506	GX Acquisition Corp. II	5,263,037
150,000	Hamilton Lane Alliance Holdings I, Inc.	1,489,500
500,000	Hawks Acquisition Corp.	4,940,000
18,326	Haymaker Acquisition Corp. III	183,810
1,250,000	Hcm Acquisition Corp.	12,550,000
1,000,000	Healthcare AI Acquisition Corp.	10,105,000
512,066	Healthwell Acquisition Corp. I	5,258,918
1,000,000	Heartland Media Acquisition Unit	10,030,000
13,540	Home Plate Acquisition Corp.	133,911
35,000	Hudson Executive Investment Corp. II	346,150
150,000	Hudson Executive Investment Corp. III	1,479,000
100,000	Hunt Companies Acquisition Corp. I	1,011,000
250,000	Ibere Pharmaceuticals	2,468,750
200,000	Iconic Sports Acquisition Corp.	2,038,000
100,000	Independence Holdings Corp.	989,000
750,000	Industrial Tech Acquisitions Unit	7,552,500
1,500,000	Infinite Acquisition Corp.	15,075,000
876,447	InFinT Acquisition Corp.	8,852,115
1,000,000	Inflection Point Acquisition Corp.	9,945,000
400,000	Innovative International Acquisition Corp.	4,042,000
700,000	Insight Acquisition Corp.	6,986,000
250,000	Integral Acquisition Corp.	2,502,500
308,270	Integrated Wellness Acquisition Corp.	3,119,692
1,500,000	Investcorp Europe Acquisition Corp. I	15,150,000
441,806	ITHAX Acquisition Corp.	4,448,986
220,000	Itiquira Acquisition Corp.	2,175,800
500,000	IX Acquisition Corp.	4,980,000

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
50,000	Jack Creek Investment Corp.	$495,500
750,000	Jackson Acquisition Company	7,462,500
400,000	Jatt Acquisition Corp.	4,030,000
100,000	Jaws Hurricane Acquisition Corp.	995,500
100,000	Jaws Juggernaut Acquisition Corp.	992,000
175,000	Jaws Mustang Acquisition Corp.	1,744,750
100,000	JOFF Fintech Acquisition Corp.	985,000
350,000	Juniper II Corp.	3,556,000
296,200	Kensington Capital Acquisition Corp. V	3,037,531
50,120	Kernel Group Holdings, Inc.	496,940
250,000	Kernel Group Holdings, Inc. - Class A	2,455,000
500,000	Keyarch Acquisition Corp.	5,010,000
20,000	Khosla Ventures Acquisition Company	195,600
400,000	Kimbell Tiger Acquisition Corp.	4,076,000
500,000	Kismet Acquisition Three Corp.	4,915,000
500,000	Kismet Acquisition Two Corp.	4,927,500
1,000,000	Knightswan Acquisition Corp.	10,045,000
100,000	L Catterton Asia Acquisition Corp.	992,500
1,500,000	LAMF Global Ventures Corp. I	14,940,000
18,259	Landcadia Holdings IV, Inc.	183,959
500,000	Latamgrowth Spac	5,027,500
25,000	LAVA Medtech Acquisition Corp.	251,250
5,000	LDH Growth Corp. I	49,475
825,000	Learn CW Investment Corp.	8,278,875
1,500,000	Legato Merger Corp. II	15,165,000
150,000	Levere Holdings Corp.	1,527,000
550,000	LF Capital Acquisition Corp. II	5,571,500
150,000	Liberty Resources Acquisition Corp.	1,528,500
200,000	Lionheart III Corp.	2,010,000
500,000	LIV Capital Acquisition Corp. II	5,087,500
20,888	Live Oak Crestview Climate Acquisition Corp.	206,165
100,000	Live Oak Mobility Acquisition Corp.	993,530
75,000	Longview Acquisition Corp. II	740,250
1,250,000	M3-Brigade Acquisition III Corp.	12,612,500
850,450	Macondray Capital Acquisition Corp. I	8,683,094
233,522	Maquia Capital Acquisition Corp.	2,413,450
456,321	Marblegate Acquisition Corp.	4,535,831
400,000	Mason Industrial Technology, Inc.	3,952,000
862,277	McLaren Technology Acquisition Corp.	8,713,309
250,000	Mercato Partners Acquisition Corp.	2,518,750
NUMBER OF SHARES		VALUE
500,000	Mercury Ecommerce Acquisition Corp.	$5,007,500
500,000	Metals Acquisition Corp.	5,145,000
225,000	Mission Advancement Corp.	2,211,750
100,000	Monument Circle Acquisition Corp.	992,000
1,250,000	Motive Capital Corp. II	12,537,500
1,350,700	Mountain & Company I Acquisition Corp.	13,831,168
50,000	Music Acquisition Corp.	495,750
400,000	Nabors Energy Transition Corp.	4,056,000
1,500,000	New Providence Acquisition Corp. II	15,127,500
5,000	New Vista Acquisition Corp.	49,600
1,000,000	Newcourt Acquisition Corp.	10,150,000
800,000	NewHold Investment Corp. II	7,968,000
18,129	Northern Genesis Acquisition Corp. III	179,477
20,000	Northern Star Investment Corp. III	197,500
20,000	Northern Star Investment Corp. IV	197,300
500,000	Nubia Brand International Corp.	5,020,000
100,000	OceanTech Acquisitions I Corp.	1,030,000
500,000	OmniLit Acquisition Corp.	5,060,000
100,000	One Equity Partners Open Water I Corp.	991,000
1,500,000	Onyx Acquisition Company I	15,255,000
485,489	OPY Acquisition Corp. I	4,854,890
300,000	Orion Acquisition Corp.	2,965,500
375,000	Orion Biotech Opportunities Corp.	3,740,625
750,000	Osiris Acquisition Corp.	7,462,500
302,300	Oyster Enterprises Acquisition Corp.	2,995,793
1,250,000	Papaya Growth Opportunity Company Unit	12,575,000
250,000	Parabellum Acquisition Corp.	2,496,250
300,000	Patria Latin American Opportunity Acquisition Corp.	3,037,500
1,000,000	Pearl Holdings Acquisition Corp.	10,055,000
918,300	Pegasus Digital Mobility Acquisition Corp.	9,536,545
700,000	PepperLime Health Acquisition Corp.	7,049,000
384,490	Perception Capital Corp.	3,871,814
500,000	Peridot Acquisition Corp. II	4,945,000
25,000	Phoenix Biotech Acquisition Corp.	253,000
710,000	Pine Technology Acquisition Corp.	7,000,600
15,000	Pivotal Investment Corp. III	148,151
100,000	Plum Acquisition Corp. I	989,000
380,000	Pono Capital Corp.	3,822,800

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
432,281	Portage Fintech Acquisition Corp.	$4,299,035
92,081	Post Holdings Partnering Corp.	916,234
100,000	Power & Digital Infrastructure Acquisition II Corp.	1,013,000
70,000	Primavera Capital Acquisition Corp.	695,800
250,000	Priveterra Acquisition Corp.	2,477,500
500,000	Project Energy Reimagined	4,975,000
1,500,000	PROOF Acquisition Corp. I	15,097,500
250,000	Property Solutions Acquisition Corp. II	2,462,500
500,000	PWP Forward Acquisition Corp. I	4,992,500
100,000	Pyrophyte Acquisition Corp.	1,014,000
1,373,044	RCF Acquisition Corp.	13,888,340
10,000	Revolution Healthcare Acquisition Corp.	98,900
2,000,000	Rigel Resource Acquisition Corp.	20,300,000
664,900	Riverview Acquisition Corp.	7,057,913
200,000	RMG Acquisition Corp. III	1,980,000
500,000	ROC Energy Acquisition Corp.	5,025,000
230,805	Rose Hill Acquisition Corp.	2,356,519
244,578	Rosecliff Acquisition Corp. I	2,420,099
400,000	Ross Acquisition Corp. II	3,992,080
250,000	Roth Ch Acquisition IV Company	2,512,500
500,000	Roth CH Acquisition V Company	4,990,000
450,000	RXR Acquisition Corp.	4,448,250
40,000	Sanaby Health Acquisition Corp. I	409,600
75,000	Sandbridge X2 Corp.	742,500
301,696	Schultze Special Purpose Acquisition Corp. II	3,019,977
100,000	Science Strategic Acquisition Corp. Alpha	986,000
100,000	ScION Tech Growth II	994,500
421,000	Sculptor Acquisition Corp. I	4,256,310
800,000	SDCL EDGE Acquisition Corp.	7,952,000
150,000	Seaport Calibre Materials Acquisition Corp.	1,509,000
150,000	Seaport Global Acquisition II Corp.	1,513,500
2,000,000	Semper Paratus Acquisition Corp.	20,300,000
600,530	Shelter Acquisition Corp. I	6,026,319
2,000,000	ShoulderUp Technology Acquisition Corp.	20,190,000
500,000	SHUAA Partners Acquisition Corp. I	5,027,500
36,903	Sierra Lake Acquisition Corp.	367,923
500,000	Signal Hill Acquisition Corp.	5,082,500
208,021	Silver Spike Acquisition Corp. II	2,042,766
NUMBER OF SHARES		VALUE
507,400	SILVERspac, Inc.	$5,020,723
50,000	Simon Property Group Acquisition Holdings, Inc.	494,000
1,000,000	Sizzle Acquisition Corp.	10,060,000
500,000	Skydeck Acquisition Corp.	4,952,500
30,000	Slam Corp.	296,850
50,000	Soar Technology Acquisition Corp.	511,250
300,000	Social Capital Suvretta Holdings Corp. I - Class A	2,964,000
300,000	Social Capital Suvretta Holdings Corp. II - Class A	2,916,000
300,000	Social Capital Suvretta Holdings Corp. III - Class A	2,964,000
300,000	Social Capital Suvretta Holdings Corp. IV - Class A	2,919,000
10,000	Social Leverage Acquisition Corp. I	99,000
400,000	Software Acquisition Group III, Inc.	4,016,000
300,000	Sound Point Acquisition Corp. I, Ltd.	3,042,000
1,000,000	Southport Acquisition Corp.	10,260,000
1,500,000	Spindletop Health Acquisition Corp.	15,120,000
1,250,000	spIntelligent Medicine Acquisition Corp.	12,631,250
100,000	SportsMap Tech Acquisition Corp.	1,014,000
500,000	Spree Acquisition Corp. 1, Ltd.	5,037,500
600,573	Springwater Special Situations Corp.	6,047,770
1,500,000	ST Energy Transition I, Ltd.	15,045,000
500,000	StoneBridge Acquisition Corp.	5,025,000
500,000	Stratim Cloud Acquisition Corp.	4,915,000
292,080	Summit Healthcare Acquisition Corp.	2,878,448
100,000	Supernova Partners Acquisition Company III, Ltd.	993,500
25,000	Sustainable Development Acquisition I Corp.	247,500
5,000	SVF Investment Corp. 2 - Class A	49,150
5,000	SVF Investment Corp. 3 - Class A	49,600
500,000	Swiftmerge Acquisition Corp.	4,975,000
250,000	Tailwind International Acquisition Corp.	2,470,000
100,000	Talon 1 Acquisition Corp.	1,021,000
1,000,000	Target Global Acquisition I Corp.	9,980,000
700,000	TB, SA Acquisition Corp.	6,905,500
200,000	TCW Special Purpose Acquisition Corp.	1,982,000
500,000	Tech and Energy Transition Corp.	4,920,000
25,000	Thrive Acquisition Corp.	252,625

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
100,000	Thunder Bridge Capital Partners III, Inc.	$991,000
500,000	Thunder Bridge Capital Partners IV, Inc.	4,960,000
20,000	Tishman Speyer Innovation Corp. II	198,000
300,000	TKB Critical Technologies 1	3,046,500
600,000	TLG Acquisition One Corp.	5,916,000
657,389	TLGY Acquisition Corp.	6,636,342
500,000	TortoiseEcofin Acquisition Corp. III	4,952,500
500,000	Trajectory Alpha Acquisition Corp.	4,970,000
25,000	Tribe Capital Growth Corp. I	247,500
1,485,784	Trine II Acquisition Corp.	14,976,703
900,000	Tristar Acquisition I Corp.	9,027,000
500,000	Tuatara Capital Acquisition Corp.	5,055,000
537,329	Twelve Seas Investment Company II	5,292,691
250,000	Twin Ridge Capital Acquisition Corp.	2,466,250
100,000	TZP Strategies Acquisition Corp.	991,500
784,000	UTA Acquisition Corp.	8,153,600
1,250,000	Vahanna Tech Edge Acquisition I Corp.	12,737,500
50,000	Valor Latitude Acquisition Corp.	491,500
200,000	Vector Acquisition Corp. II - Class A	1,966,000
210,000	Velocity Acquisition Corp.	2,081,100
100,000	Virgin Group Acquisition Corp. II	1,003,000
1,500,000	VMG Consumer Acquisition Corp.	15,120,000
5,000	Warburg Pincus Capital Corp. I-A	49,675
20,000	Warburg Pincus Capital Corp. I-B	199,500
370,548	Warrior Technologies Acquisition Company	3,707,333
800,000	Waverley Capital Acquisition Corp. 1	7,832,000
800,000	World Quantum Growth Acquisition Corp.	8,056,000
579,015	Worldwide Webb Acquisition Corp.	5,813,311
800,000	Xpac Acquisition Corp.	7,880,000
100,000	Z-Work Acquisition Corp.	995,000
100,000	Zimmer Energy Transition Acquisition Corp.	990,000
		1,746,940,457
	Utilities (1.4%)
528,621	AES Corp.~	10,794,441
206,723	American Electric Power Company, Inc.~	20,488,317
191,933	CMS Energy Corp.~	13,183,878
160,698	Consolidated Edison, Inc.	14,903,133
58,882	Constellation Energy Corp.	3,486,403
NUMBER OF SHARES			VALUE
189,947		Dominion Energy, Inc.~	$15,507,273
262,478		Duke Energy Corp.~	28,914,576
126,162		Edison International	8,678,684
117,506		Entergy Corp.	13,965,588
176,646		Exelon Corp.	8,263,500
266,004		FirstEnergy Corp.~	11,520,633
433,772		NextEra Energy, Inc.	30,806,487
325,575		NiSource, Inc.	9,480,744
348,797		PNM Resources, Inc.	16,274,868
204,379		Public Service Enterprise Group, Inc.~	14,237,041
292,148		Southern Company	21,440,742
233,840		Xcel Energy, Inc.	17,131,118
			259,077,426
		TOTAL COMMON STOCKS (Cost $9,679,443,952)	10,866,795,464
EXCHANGE-TRADED FUND (2.8%)
		Other (2.8%)
1,308,028		SPDR S&P 500 ETF Trust^ (Cost $560,170,650)	538,907,536
INVESTMENT IN AFFILIATED FUND (1.8%)
		Other (1.8%)
35,117,150		Calamos Short-Term Bond Fund (Cost $350,000,000)	333,964,095
WARRANTS (0.0%)#
		Industrials (0.0%)
116,666		Terran Orbital Corp., 03/09/28, Strike $11.50	54,903
		Special Purpose Acquisition Companies (0.0%)
300,000		AMCI Acquisition Corp. II 12/31/28, Strike $11.50	156,000
200,000		Artisan Acquisition Corp. 12/31/28, Strike $11.50	90,000
255,698		Astrea Acquisition Corp. 01/13/26, Strike $11.50	30,709
80,000		Atlantic Coastal Acquisition Corp. 12/31/27, Strike $11.50	14,400
5,000	EUR	ESG Core Investments, BV 12/31/27, Strike 11.50	1,187
52,005		Silver Spike Acquisition Corp. II 02/26/26, Strike $11.50	10,401
200,000		Software Acquisition Group, Inc. III, 12/31/27, Strike $11.50	60,000
128,165		Tekkorp Digital Acquisition Corp. 10/26/27, Strike $11.50	33,195
			395,892
		TOTAL WARRANTS (Cost $634,379)	450,795

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.2%)#
		Communication Services (0.0%)
		Cyberagent, Inc.
30	JPY
31,421,100,000		Call, 02/19/25, Strike 93.40	$241,003
10	JPY
10,473,700,000		Call, 02/17/23, Strike 95.84	43,397
70	JPY
733,159,000		Call, 02/17/23, Strike 95.44	294,953
50	JPY	Zenrin Company, Ltd.
500,000,000		Call, 03/31/23, Strike 96.21	—
			579,353
		Consumer Discretionary (0.0%)
		Edion Corp.
60	JPY
600,000,000		Call, 06/19/25, Strike 99.51	613,061
50	JPY
500,000,000		Call, 06/19/25, Strike 95.45	521,331
50	JPY
5,000,000		Call, 06/19/25, Strike 94.30	521,331
100	JPY	His Company, Ltd.
1,000,000,000		Call, 11/15/24, Strike 96.54	—
100 1,000,000,000	JPY	Kyoritsu Maintenance Company, Ltd.
		Call, 01/29/26, Strike 94.89	1,580,741
		Takashimaya Company, Ltd.
100	JPY
10,000,000		Call, 12/06/23, Strike 97.28	90,419
50	JPY
5,000,000		Call, 12/06/23, Strike 97.29	45,210
50	JPY
5,000,000		Call, 12/06/23, Strike 97.18	45,210
			3,417,303
		Consumer Staples (0.0%)
7,500		Beyond Meat, Inc.
27,660,000		Put, 01/19/24, Strike $10.00	1,582,500
		Ezaki Glico Company, Ltd.
100	JPY
10,000,000		Call, 01/30/24, Strike 97.57	41,652
50	JPY
5,000,000		Call, 01/30/24, Strike 96.89	24,266
50	JPY	Nippn Corp.
500,000,000		06/20/25, Strike 98.27	141,441
			1,789,859
		Health Care (0.0%)
100	JPY	Medipal Holdings Corp.
1,000,000,000		Call, 10/07/22, Strike 98.52	106,519
		Ship Healthcare Holdings, Inc.
72	JPY
720,000,000		Call, 12/13/23, Strike 97.95	278,315
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
50	JPY
500,000,000		Call, 12/13/23, Strike 97.68	$193,275
25	JPY
250,000,000		Call, 12/13/23, Strike 98.32	96,637
100	JPY	Toho Holdings Company, Ltd.
1,000,000,000		Call, 06/23/23, Strike 98.43	15,939
			690,685
		Industrials (0.0%)
100	JPY	ANA Holdings, Inc.
10,000,000		Call, 09/19/24, Strike 96.53	—
100		Asashi Refining US, Inc.
10,000,000		Call, 03/16/26, Strike $88.78	1,232,000
		Nagoya Railroad Company, Ltd.
100	JPY
1,000,000,000		Call, 12/09/22, Strike 98.92	328,519
28	JPY
280,000,000		Call, 12/09/22, Strike 98.77	94,865
22	JPY
220,000,000		Call, 12/09/22, Strike 98.94	72,274
67	JPY
6,700,000		Call, 12/09/22, Strike 97.53	168,535
50	JPY
5,000,000		Call, 12/09/22, Strike 98.07	123,373
160	JPY	Seino Holdings Company, Ltd.
1,600,000,000		Call, 03/31/26, Strike 97.31	199,310
			2,218,876
		Information Technology (0.0%)
		Digital Garage, Inc.
150	JPY
15,000,000		Call, 09/14/23, Strike 94.68	638,990
50	JPY
5,000,000		Call, 09/14/23, Strike 94.80	212,997
165	JPY	Koei Tecmo Holdings Co., Ltd.
1,650,000,000		Call, 12/20/24, Strike 97.97	719,895
			1,571,882
		Materials (0.0%)
50	JPY	Kansai Paint Company, Ltd.
500,000,000		Call, 06/17/22, Strike 98.95	—
45	JPY	Maeda Kosen Company, Ltd.
450,000,000		Call, 04/18/24, Strike 99.90	196,995
		Nippon Steel Corp.
100	JPY
1,000,000,000		Call, 10/05/26, Strike 97.61	680,727
50	JPY
500,000,000		Call, 10/05/26, Strike 96.93	349,102
			1,226,824
		Other (1.2%)
		S&P 500 Index
7,500
3,098,947,500		Put, 05/31/22, Strike $4,200.00	121,612,500

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
5,000
2,065,965,000	Put, 05/31/22, Strike $4,000.00	$43,650,000
4,000
1,652,772,000	Put, 06/30/22, Strike $4,000.00	52,880,000
1,000
413,193,000	Call, 05/31/22, Strike $5,000.00	12,500
		218,155,000
	TOTAL PURCHASED OPTIONS (Cost $89,930,315)	229,649,782
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.8%)
282,691,544	JPMorgan Prime Money Market Fund - Capital Class, 0.400%***†	282,691,544
239,534,267	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%†	239,534,267
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $522,225,811)	522,225,811
	TOTAL INVESTMENTS (98.0%) (Cost $17,175,259,372)	18,542,557,508
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.8%)		(522,225,811)
OTHER ASSETS, LESS LIABILITIES (4.8%)		910,336,606
NET ASSETS (100.0%)		$18,930,668,303
NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-16.0%)#
		Communication Services (-1.9%)
(73,800)		Bandwidth, Inc. - Class A	$(1,632,456)
(450,848)		Bilibili, Inc.	(10,973,640)
(814,500	) EUR	Cellnex Telecom, SA*	(38,288,491)
(636,000	) JPY	CyberAgent, Inc.	(6,792,495)
(198,600)		Eventbrite, Inc. - Class A	(2,101,188)
(90,800)		JOYY, Inc.	(3,592,956)
(123,100	) JPY	Koei Tecmo Holdings Company, Ltd.	(3,761,059)
(9,684,169	) EUR	Koninklijke KPN, NV	(33,560,600)
(133,000)		Liberty Media Corp-Liberty Formula One - Class C	(8,289,890)
(303,600)		Lyft, Inc. - Class A	(9,897,360)
(303,347)		Match Group, Inc.	(24,009,915)
(64,600)		Radius Global Infrastructure, Inc.	(802,332)
(266,738)		Sea, Ltd.	(22,075,237)
(2,009,767)		Snap, Inc. - Class A	(57,197,969)
(254,300)		T-Mobile USA, Inc.	(31,314,502)
(153,492)		TechTarget, Inc.	(10,331,546)
(59,170)		TripAdvisor, Inc.	(1,518,894)
(521,000)		Twitter, Inc.	(25,539,420)
(735,200)		World Wrestling Entertainment, Inc. - Class A	(42,928,328)
(537,000)		Zillow Group, Inc. - Class C	(21,383,340)
(630,700)		Zynga Inc. - Class A	(5,215,889)
			(361,207,507)
		Consumer Discretionary (-2.7%)
(51,800)		2U, Inc.	(516,964)
(108,900)		Airbnb, Inc. - Class A	(16,684,569)
(562,500)		American Eagle Outfitters, Inc.	(8,499,375)
(891,400	) HKD	ANTA Sports Products, Ltd.	(10,433,935)
(321,250)		Aptiv, PLC	(34,181,000)
(1,456,231)		Carnival Corp.	(25,192,796)
(18,500)		Cheesecake Factory, Inc.	(682,835)
(101,898)		Chegg, Inc.	(2,520,956)
(300,000)		Chewy, Inc. - Class A	(8,718,000)
(18,823)		Cracker Barrel Old Country Store, Inc.	(2,089,165)
(86,278	) EUR	Delivery Hero, SE*	(3,080,083)
(676,400)		Dick's Sporting Goods, Inc.	(65,218,488)
(117,300)		DraftKings Inc - Class A	(1,604,664)
(790,100	) JPY	EDION Corp.	(7,123,229)
(361,559)		Etsy, Inc.	(33,693,683)
(365,333)		Farfetch, Ltd. - Class A	(4,091,730)
(18,900)		Fiverr International, Ltd.	(1,006,425)
(20,000)		Ford Motor Company	(283,200)
(26,000)		Groupon, Inc. - Class A	(507,260)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
(354,080)		Guess?, Inc.	$(7,956,178)
(119,100	) JPY	Kyoritsu Maintenance Company, Ltd.	(4,359,276)
(249,900)		Li Auto, Inc.	(5,605,257)
(479,600)		Lucid Group, Inc.	(8,671,168)
(392,901)		Luminar Technologies, Inc. - Class A	(4,860,185)
(27,000)		Marriott Vacations Worldwide Corp.	(4,031,910)
(30,500	) HKD	Meituan - Class B*	(668,536)
(27,004)		MercadoLibre, Inc.	(26,291,905)
(211,700)		National Vision Holdings, Inc.	(7,970,505)
(22,128)		NIO, Inc.	(369,538)
(692,200)		Norwegian Cruise Line Holdings, Ltd.	(13,864,766)
(252,886	) GBP	Ocado Group, PLC	(2,938,242)
(105,550)		Pinduoduo, Inc.	(4,548,149)
(326,300)		Royal Caribbean Cruises, Ltd.	(25,363,299)
(27,000)		Shake Shack, Inc. - Class A	(1,561,410)
(140,355)		Stride, Inc.	(5,515,951)
(75,800	) JPY	Takashimaya Company, Ltd.	(689,808)
(138,786)		Tesla, Inc.	(120,849,297)
(7,800)		Vail Resorts, Inc.	(1,982,448)
(341,802)		Wayfair, Inc. - Class A	(26,298,246)
(138,300)		Winnebago Industries, Inc.	(7,354,794)
			(507,879,225)
		Consumer Staples (-0.1%)
(188,100)		Beauty Health Company	(2,464,110)
(55,100)		Herbalife Nutrition, Ltd.	(1,464,558)
(47,000	) JPY	Nippn Corp.	(612,059)
(69,400	) JPY	Yaoko Company, Ltd.	(3,657,839)
			(8,198,566)
		Energy (-0.8%)
(663,556)		Pioneer Natural Resources Company	(154,256,863)
		Financials (-0.1%)
(70,500)		Coinbase Global, Inc. - Class A	(7,946,055)
(34,000)		Hope Bancorp, Inc.	(486,200)
(141,800)		PRA Group, Inc.	(5,959,854)
(127,000)		SoFi Technologies, Inc.	(777,240)
(13,500)		Upstart Holdings, Inc.	(1,012,770)
(103,500)		Voya Financial, Inc.	(6,534,990)
			(22,717,109)
		Health Care (-1.4%)
(702,149)		Allscripts Healthcare Solutions, Inc.	(14,506,398)
NUMBER OF SHARES			VALUE
(114,300)		Alphatec Holdings, Inc.	$(1,240,155)
(30,400)		Ascendis Pharma, A/S	(2,774,608)
(1,793,305)		Avantor, Inc.	(57,170,563)
(125,066)		Bridgebio Pharma, Inc.	(1,003,029)
(117,790)		Coherus Biosciences, Inc.	(1,064,822)
(64,000)		Collegium Pharmaceutical, Inc.	(1,030,400)
(101,500)		CONMED Corp.	(13,495,440)
(5,864)		CryoPort, Inc.	(132,292)
(91,303)		Dexcom, Inc.	(37,304,580)
(97,500)		Evolent Health, Inc. - Class A	(2,683,200)
(187,500)		Global Blood Therapeutics, Inc.	(5,756,250)
(468,125)		Halozyme Therapeutics, Inc.	(18,678,187)
(951,100)		Innoviva, Inc.	(16,225,766)
(170,531)		Insmed, Inc.	(3,746,566)
(34,000)		Insulet Corp.	(8,125,660)
(1,005,487)		Ironwood Pharmaceuticals, Inc. - Class A	(12,065,844)
(111,600)		Jazz Pharmaceuticals, PLC	(17,880,552)
(186,300	) JPY	Medipal Holdings Corp.	(3,056,311)
(12,300)		Mesa Laboratories, Inc.	(2,627,649)
(31,233)		NeoGenomics, Inc.	(295,152)
(64,521)		Neurocrine Biosciences, Inc.	(5,808,826)
(36,400)		Novocure, Ltd.	(2,787,512)
(25,000)		Oak Street Health, Inc.	(452,250)
(100,000)		Omnicell, Inc.	(10,917,000)
(106,800)		Pacira BioSciences, Inc.	(7,964,076)
(74,000)		Revance Therapeutics, Inc.	(1,212,120)
(174,500)		Sarepta Therapeutics, Inc.	(12,619,840)
(152,000	) JPY	Ship Healthcare Holdings, Inc.	(2,553,342)
(36,000)		Supernus Pharmaceuticals, Inc.	(1,004,400)
(26,283)		Teladoc Health, Inc.	(887,314)
(33,900	) JPY	Toho Holdings Company, Ltd.	(551,961)
			(267,622,065)
		Industrials (-0.8%)
(100,100)		Aerojet Rocketdyne Holdings, Inc.	(4,001,998)
(550,000	) CAD	Air Canada	(9,632,974)
(534,000)		American Airlines Group, Inc.	(10,023,180)
(202,000)		Array Technologies, Inc.	(1,319,060)
(242,700)		Chart Industries, Inc.	(40,972,614)
(513,000)		Clarivate, PLC	(8,043,840)
(104,003)		FTI Consulting, Inc.	(16,402,313)
(74,380)		Greenbrier Companies, Inc.	(3,176,770)
(54,800)		John Bean Technologies Corp.	(6,460,372)
(52,000)		Middleby Corp.	(8,002,280)
(89,000	) JPY	Nagoya Railroad Company, Ltd.	(1,435,384)
(19,000)		RBC Bearings, Inc.	(3,198,650)
(77,000	) JPY	Seino Holdings Company, Ltd.	(630,121)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
(609,100)		Southwest Airlines Company	$(28,457,152)
(48,992)		Stanley Black & Decker, Inc.	(5,886,389)
(71,600)		Stem, Inc.	(513,372)
(171,305)		Upwork, Inc.	(3,592,266)
(715,000)		Virgin Galactic Holdings, Inc.	(5,355,350)
			(157,104,085)
		Information Technology (-7.1%)
(236,345)		3D Systems Corp.	(2,680,152)
(81,000)		8x8, Inc.	(742,770)
(29,000)		Affirm Holdings, Inc.	(832,300)
(919,400)		Akamai Technologies, Inc.	(103,230,232)
(167,500)		Altair Engineering, Inc. - Class A	(9,098,600)
(18,835)		Alteryx, Inc. - Class A	(1,209,207)
(50,836)		Avalara, Inc.	(3,867,095)
(114,700)		Bentley Systems, Inc. - Class B	(4,862,133)
(36,300)		BigCommerce Holdings, Inc.	(648,681)
(250,259)		Bill.com Holdings, Inc.	(42,721,714)
(350,341)		Blackline, Inc.	(23,490,364)
(700,000)		Box, Inc. - Class A	(21,434,000)
(32,900)		Ceridian HCM Holding, Inc.	(1,846,677)
(100,094)		Cloudflare, Inc. - Class A	(8,622,097)
(139,900)		Confluent, Inc.	(4,370,476)
(114,060)		Coupa Software, Inc.	(9,843,378)
(45,000)		CyberArk Software, Ltd.	(7,071,300)
(185,600)		Datadog, Inc. - Class A	(22,416,768)
(135,300	) JPY	Digital Garage, Inc.	(4,503,918)
(77,300)		DigitalOcean Holdings, Inc.	(3,047,939)
(702,200)		Dropbox, Inc. - Class A	(15,272,850)
(52,734)		Enphase Energy, Inc.	(8,511,268)
(139,400)		Envestnet, Inc.	(11,101,816)
(42,400)		Five9, Inc.	(4,668,240)
(42,573)		GDS Holdings, Ltd.	(1,337,644)
(94,833)		Guidewire Software, Inc.	(8,244,781)
(30,000)		i3 Verticals, Inc. - Class A	(823,500)
(299,020)		II-VI, Inc.	(18,303,014)
(25,500)		Impinj, Inc.	(1,256,130)
(938,000)		Infinera Corp.	(7,213,220)
(152,400)		Insight Enterprises, Inc.	(15,143,988)
(47,916)		Itron, Inc.	(2,289,426)
(84,800)		j2 Global, Inc.	(7,492,928)
(175,000)		Jamf Holding Corp.	(5,390,000)
(12,762,000	) HKD	Lenovo Group, Ltd.	(12,490,399)
(123,400)		LivePerson, Inc.	(2,791,308)
(655,439)		Lumentum Holdings, Inc.	(53,228,201)
(413,700)		Mandiant, Inc.	(9,093,126)
NUMBER OF SHARES			VALUE
(26,949)		MicroStrategy, Inc. - Class A	$(9,544,527)
(233,829)		MongoDB, Inc. - Class A	(82,992,927)
(23,500)		New Relic, Inc.	(1,486,845)
(237,100)		Nice, Ltd.	(48,939,811)
(113,350)		Nova, Ltd.	(11,177,444)
(99,087)		Nutanix, Inc. - Class A	(2,480,148)
(218,162)		Okta, Inc.	(26,028,908)
(426,000)		ON Semiconductor Corp.	(22,198,860)
(393,741)		Palo Alto Networks, Inc.	(220,998,948)
(81,400)		PAR Technology Corp.	(2,689,456)
(81,300)		Pegasystems, Inc.	(6,226,767)
(12,500)		Perficient, Inc.	(1,242,625)
(116,500)		Progress Software Corp.	(5,589,670)
(51,500)		PROS Holdings, Inc.	(1,438,395)
(107,630)		Q2 Holdings, Inc.	(5,567,700)
(187,900)		Rapid7, Inc.	(17,948,208)
(85,600)		Repay Holdings Corp.	(1,145,328)
(35,711)		RingCentral, Inc. - Class A	(3,030,078)
(541,000)		Sailpoint Technologies Holdings, Inc.	(34,532,030)
(156,300)		Shift4 Payments, Inc. - Class A	(8,199,498)
(194,950)		Silicon Laboratories, Inc.	(26,300,705)
(208,400)		SMART Global Holdings, Inc.	(4,722,344)
(258,298)		Splunk, Inc.	(31,517,522)
(511,600)		Square, Inc. - Class A	(50,924,664)
(473,975)		Teradyne, Inc.	(49,985,404)
(32,600)		Tyler Technologies, Inc.	(12,867,546)
(62,650)		Unity Software, Inc.	(4,160,587)
(98,300)		Verint Systems, Inc.	(5,363,248)
(62,898)		Veritone, Inc.	(681,185)
(116,000)		Vishay Intertechnology, Inc.	(2,161,080)
(15,500)		Wix.com, Ltd.	(1,169,630)
(218,500)		Wolfspeed, Inc.	(20,038,635)
(326,912)		Workday, Inc. - Class A	(67,572,710)
(176,700)		Workiva, Inc. - Class A	(17,053,317)
(393,050)		Zendesk, Inc.	(47,967,822)
(132,000)		Zscaler, Inc.	(26,761,680)
			(1,343,897,892)
		Materials (-0.3%)
(602,021)		Allegheny Technologies, Inc.	(16,362,931)
(399,600)		Amyris, Inc.	(1,370,628)
(234,100	) JPY	Asahi Holdings, Inc.	(3,725,036)
(45,000)		Lithium Americas Corp.	(1,132,200)
(51,200	) JPY	Maeda Kosen Company, Ltd.	(1,176,880)
(212,500	) JPY	Nippon Steel Corp.	(3,388,702)
(97,461	) CHF	Sika, AG	(30,157,554)
			(57,313,931)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
	Real Estate (-0.1%)
(645,500)	Healthcare Realty Trust, Inc.	$(17,480,140)
(327,302)	Opendoor Technologies, Inc.	(2,287,841)
(113,400)	Realogy Holdings Corp.	(1,242,864)
(95,300)	Redfin Corp.	(1,062,595)
		(22,073,440)
	Utilities (-0.7%)
(168,003)	American Electric Power Company, Inc.	(16,650,777)
(99,322)	DTE Energy Company	(13,015,155)
(366,796)	Essential Utilities, Inc.	(16,417,789)
(55,300)	NextEra Energy Partners, LP	(3,686,298)
(629,300)	NextEra Energy, Inc.	(44,692,886)
(950,000)	PG&E Corp.	(12,017,500)
(262,500)	Southern Company	(19,264,875)
(179,300)	Sunnova Energy International, Inc.	(3,096,511)
		(128,841,791)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $3,050,324,177)	(3,031,112,474)
	TOTAL SECURITIES SOLD SHORT (Proceeds $3,050,324,177)	(3,031,112,474)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.7%)#
	Consumer Discretionary (0.0%)
5,500	Ford Motor Company
7,788,000	Call, 01/19/24, Strike $20.00	(902,000)
	Consumer Staples (0.0%)
1,750	Beyond Meat, Inc.
6,454,000	Call, 01/19/24, Strike $70.00	(910,000)
	Other (-0.7%)
	S&P 500 Index
4,000
1,652,772,000	Put, 06/30/22, Strike $3,500.00	(16,360,000)
3,750
1,549,473,750	Call, 09/30/22, Strike $4,500.00	(36,693,750)
3,500
1,446,175,500	Put, 05/31/22, Strike $3,700.00	(11,602,500)
3,500
1,446,175,500	Call, 06/30/22, Strike $4,500.00	(10,132,500)
3,000
1,239,579,000	Call, 12/30/22, Strike $4,600.00	(35,640,000)
2,600
1,074,301,800	Call, 12/30/22, Strike $5,000.00	(7,345,000)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
2,500
1,032,982,500	Call, 05/31/22, Strike $4,350.00	$(9,025,000)
1,500
619,789,500	Call, 06/30/22, Strike $4,400.00	(8,437,500)
1,000
413,193,000	Call, 05/31/22, Strike $4,400.00	(2,305,000)
		(137,541,250)
	Real Estate (0.0%)
1,814	Opendoor Technologies, Inc.
1,267,986	Call, 01/20/23, Strike $20.00	(126,980)
	TOTAL WRITTEN OPTIONS (Premium $434,523,863)	$(139,480,230)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Japanese Yen	07/27/22	210,721,000	$1,629,414	$15,411
					$15,411
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	British Pound Sterling	07/27/22	11,031,000	$13,876,077	$531,269
State Street Bank and Trust	Japanese Yen	07/27/22	3,706,727,000	28,662,504	408,927
Bank of New York	Swiss Franc	07/27/22	30,395,000	31,396,557	801,366
State Street Bank and Trust	European Monetary Unit	07/27/22	121,654,000	128,906,745	3,540,909
					$5,282,471

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $2,960,905,832.

^  Security, or portion of security, is on loan.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of April 30, 2022.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2022 (Unaudited)

FOREIGN CURRENCY ABBREVIATION

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Hedged Equity Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BOND (1.3%)
	Consumer Discretionary (1.3%)
616,000	Tesla, Inc. 2.000%, 05/15/24 (Cost $6,587,300)	$8,640,577
NUMBER OF SHARES		VALUE
COMMON STOCKS (92.9%)
	Communication Services (8.0%)
12,042	Activision Blizzard, Inc.	910,375
4,728	Alphabet, Inc. - Class A#~	10,790,194
5,303	Alphabet, Inc. - Class C#~	12,193,347
117,993	AT&T, Inc.	2,225,348
2,522	Charter Communications, Inc. - Class A#~	1,080,652
81,850	Comcast Corp. - Class A	3,254,356
15,138	Fox Corp. - Class A	542,546
52,015	Meta Platforms, Inc. - Class A#~	10,427,447
8,638	Netflix, Inc.#~	1,644,330
14,498	Twitter, Inc.#	710,692
78,123	Verizon Communications, Inc.~	3,617,095
37,954	Walt Disney Company#~	4,236,805
28,545	Warner Bros Discovery, Inc.#	518,092
		52,151,279
	Consumer Discretionary (9.6%)
8,363	Amazon.com, Inc.#~	20,787,324
11,923	Aptiv, PLC#	1,268,607
673	Booking Holdings, Inc.#~	1,487,539
809	Chipotle Mexican Grill, Inc.#	1,177,589
5,237	Darden Restaurants, Inc.	689,870
4,731	Dollar General Corp.	1,123,754
16,270	DR Horton, Inc.	1,132,229
14,194	eBay, Inc.	736,953
5,221	Expedia Group, Inc.#	912,370
52,383	Ford Motor Company	741,743
18,923	General Motors Company#	717,371
19,915	Home Depot, Inc.~	5,982,466
16,260	Lowe's Companies, Inc.	3,215,090
14,232	McDonald's Corp.~	3,546,045
18,179	MGM Resorts International	746,066
4,457	Mohawk Industries, Inc.#	628,704
29,576	NIKE, Inc. - Class B~	3,688,127
2,141	O'Reilly Automotive, Inc.#	1,298,624
4,344	PVH Corp.	316,156
9,026	Ross Stores, Inc.	900,524
NUMBER OF SHARES		VALUE
13,011	Royal Caribbean Cruises, Ltd.#	$1,011,345
21,876	Starbucks Corp.~	1,632,825
10,082	Target Corp.	2,305,249
3,328	Tesla, Inc.#	2,897,889
25,220	TJX Companies, Inc.~	1,545,482
2,775	Ulta Beauty, Inc.#	1,101,120
19,771	VF Corp.	1,028,092
		62,619,153
	Consumer Staples (6.3%)
34,768	Altria Group, Inc.~	1,932,058
15,327	Archer-Daniels-Midland Company	1,372,686
9,832	Church & Dwight Company, Inc.	959,210
63,576	Coca-Cola Company~	4,107,645
14,809	Colgate-Palmolive Company	1,141,033
6,987	Constellation Brands, Inc. - Class A	1,719,431
6,045	Costco Wholesale Corp.~	3,214,247
16,171	General Mills, Inc.	1,143,775
12,269	Kellogg Company	840,426
9,144	Kimberly-Clark Corp.	1,269,462
21,130	Kraft Heinz Company	900,772
21,284	Kroger Company	1,148,485
42,714	Mondelez International, Inc. - Class A~	2,754,199
9,235	Monster Beverage Corp.#	791,255
19,499	PepsiCo, Inc.~	3,348,173
35,694	Philip Morris International, Inc.~	3,569,400
35,054	Procter & Gamble Company~	5,627,920
15,009	Walgreens Boots Alliance, Inc.	636,382
30,071	Walmart, Inc.~	4,600,562
		41,077,121
	Energy (4.2%)
39,370	Chevron Corp.~	6,168,098
26,714	ConocoPhillips~	2,551,721
7,533	EOG Resources, Inc.	879,553
45,823	Exxon Mobil Corp.	3,906,411
17,341	Hess Corp.	1,787,337
50,680	Kinder Morgan, Inc.	919,842
30,829	Marathon Petroleum Corp.	2,690,139
15,051	Occidental Petroleum Corp.	829,160
10,159	ONEOK, Inc.	643,369
7,116	Phillips 66	617,384
10,102	Pioneer Natural Resources Company	2,348,412
21,439	Schlumberger, NV	836,335
15,928	Sysco Corp.	1,361,525
7,081	Valero Energy Corp.	789,390
25,578	Williams Companies, Inc.	877,070
		27,205,746

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
	Financials (10.4%)
10,506	Aflac, Inc.	$601,784
8,069	Allstate Corp.	1,021,051
18,036	American Express Company~	3,151,070
35,916	American International Group, Inc.~	2,101,445
4,940	Ameriprise Financial, Inc.	1,311,521
8,996	Arthur J Gallagher & Company	1,515,736
7,420	Assurant, Inc.~	1,349,550
199,508	Bank of America Corp.~	7,118,445
18,310	Bank of New York Mellon Corp.	770,119
27,195	Berkshire Hathaway, Inc. - Class B#~	8,779,362
1,899	BlackRock, Inc.	1,186,267
9,434	Capital One Financial Corp.	1,175,665
8,359	Cboe Global Markets, Inc.~	944,400
35,071	Charles Schwab Corp.	2,326,259
11,172	Chubb, Ltd.	2,306,459
34,799	Citigroup, Inc.~	1,677,660
3,952	CME Group, Inc.	866,832
10,729	Discover Financial Services	1,206,583
8,457	First Republic Bank	1,261,954
10,658	Goldman Sachs Group, Inc.~	3,255,912
48,260	JPMorgan Chase & Company~	5,760,314
4,910	M&T Bank Corp.	818,202
13,955	Marsh & McLennan Companies, Inc.~	2,256,523
15,217	MetLife, Inc.	999,453
24,733	Morgan Stanley	1,993,232
7,868	Northern Trust Corp.	810,797
5,892	Prudential Financial, Inc.	639,341
5,111	S&P Global, Inc.~	1,924,292
6,934	State Street Corp.	464,370
6,566	Travelers Companies, Inc.	1,123,180
12,472	Truist Financial Corp.	603,021
18,164	US Bancorp~	882,044
93,376	Wells Fargo & Company~	4,073,995
23,583	Zions Bancorp NA	1,332,675
		67,609,513
	Health Care (12.9%)
26,072	Abbott Laboratories~	2,959,172
32,385	AbbVie, Inc.~	4,756,709
16,715	Agilent Technologies, Inc.~	1,993,598
2,818	Align Technology, Inc.#	816,966
7,333	Amgen, Inc.~	1,709,982
18,304	Baxter International, Inc.~	1,300,682
6,123	Becton Dickinson and Company	1,513,544
3,814	Biogen, Inc.#	791,176
54,005	Boston Scientific Corp.#	2,274,151
51,530	Bristol-Myers Squibb Company~	3,878,663
11,911	Centene Corp.#	959,431
NUMBER OF SHARES		VALUE
5,058	Cigna Corp.	$1,248,213
22,375	CVS Health Corp.~	2,150,909
14,611	Danaher Corp.~	3,669,260
17,041	Edwards Lifesciences Corp.#~	1,802,597
17,306	Eli Lilly & Company~	5,055,602
23,835	Gilead Sciences, Inc.~	1,414,369
4,991	HCA Healthcare, Inc.	1,070,819
3,223	Humana, Inc.~	1,432,817
2,746	Illumina, Inc.#	814,601
8,540	Intuitive Surgical, Inc.#~	2,043,622
41,231	Johnson & Johnson~	7,440,546
4,564	Laboratory Corp. of America Holdings#	1,096,638
4,595	McKesson Corp.	1,422,658
44,331	Merck & Company, Inc.~	3,931,716
5,621	Moderna, Inc.#	755,519
4,705	Organon & Company	152,113
99,963	Pfizer, Inc.~	4,905,184
5,702	Quest Diagnostics, Inc.	763,156
1,215	Regeneron Pharmaceuticals, Inc.#	800,819
8,728	Thermo Fisher Scientific, Inc.~	4,825,886
21,072	UnitedHealth Group, Inc.~	10,716,166
7,154	Vertex Pharmaceuticals, Inc.#~	1,954,616
4,430	Zimmer Biomet Holdings, Inc.	534,922
6,025	Zoetis, Inc.	1,067,931
		84,024,753
	Industrials (7.9%)
10,127	3M Company~	1,460,516
5,310	Allegion, PLC	606,614
9,546	Boeing Company#~	1,420,827
27,679	Carrier Global Corp.	1,059,275
14,099	Caterpillar, Inc.~	2,968,403
74,851	CSX Corp.~	2,570,383
5,089	Deere & Company~	1,921,352
17,503	Delta Air Lines, Inc.#~	753,154
6,984	Eaton Corp., PLC	1,012,820
19,976	Emerson Electric Company~	1,801,436
3,802	FedEx Corp.	755,609
10,849	Fortune Brands Home & Security, Inc.	772,991
4,417	General Dynamics Corp.	1,044,753
18,825	General Electric Company	1,403,404
16,920	Honeywell International, Inc.~	3,274,189
6,293	Illinois Tool Works, Inc.	1,240,413
16,237	Johnson Controls International, PLC	972,109
7,032	L3Harris Technologies, Inc.	1,633,252
3,546	Lockheed Martin Corp.~	1,532,298
14,854	Masco Corp.	782,657
4,037	Norfolk Southern Corp.	1,041,062
3,630	Northrop Grumman Corp.~	1,595,022

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Hedged Equity Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
6,648	Otis Worldwide Corp.	$484,240
10,390	PACCAR, Inc.	862,889
12,594	Pentair, PLC	639,146
36,102	Raytheon Technologies Corp.~	3,426,441
31,907	Southwest Airlines Company#	1,490,695
7,296	Stanley Black & Decker, Inc.	876,614
4,452	Stryker Corp.	1,074,090
964	Teledyne Technologies, Inc.#	416,014
18,676	Union Pacific Corp.~	4,375,600
11,911	United Parcel Service, Inc. - Class B~	2,143,742
5,977	Verisk Analytics, Inc. - Class A	1,219,607
11,440	Waste Management, Inc.~	1,881,194
8,219	Xylem, Inc.~	661,630
		51,174,441
	Information Technology (25.5%)
9,999	Accenture, PLC - Class A	3,003,300
8,551	Adobe, Inc.#~	3,385,768
49,286	Advanced Micro Devices, Inc.#~	4,214,939
15,529	Amphenol Corp. - Class A	1,110,323
268,338	Apple, Inc.~	42,303,486
31,732	Applied Materials, Inc.~	3,501,626
4,322	Autodesk, Inc.#	818,068
10,116	Automatic Data Processing, Inc.~	2,207,109
7,985	Broadcom, Inc.~	4,426,804
95,022	Cisco Systems, Inc.~	4,654,178
6,653	Citrix Systems, Inc.	665,965
12,124	Cognizant Technology Solutions Corp. - Class A	980,832
1,831	Enphase Energy, Inc.#	295,523
17,132	Fidelity National Information Services, Inc.	1,698,638
11,990	Fiserv, Inc.#~	1,174,061
4,467	Gartner, Inc.#	1,297,887
6,642	Global Payments, Inc.	909,821
24,926	HP, Inc.	913,039
73,929	Intel Corp.~	3,222,565
12,193	International Business Machines Corp.	1,612,036
4,677	Intuit, Inc.~	1,958,494
4,532	Jack Henry & Associates, Inc.	859,177
2,270	Lam Research Corp.~	1,057,275
13,371	Mastercard, Inc. - Class A~	4,858,754
29,542	Micron Technology, Inc.~	2,014,469
141,305	Microsoft Corp.~	39,214,964
6,714	NetApp, Inc.	491,800
51,755	NVIDIA Corp.~	9,599,000
25,631	Oracle Corp.~	1,881,315
9,510	Paychex, Inc.	1,205,202
3,412	Paycom Software, Inc.#	960,376
26,034	PayPal Holdings, Inc.#	2,289,170
NUMBER OF SHARES		VALUE
21,350	QUALCOMM, Inc.~	$2,982,381
20,206	salesforce.com, Inc.#~	3,555,044
6,482	TE Connectivity, Ltd.	808,824
11,888	Texas Instruments, Inc.~	2,023,932
36,030	Visa, Inc. - Class A~	7,679,074
6,583	Western Digital Corp.#	349,360
		166,184,579
	Materials (3.1%)
5,868	Air Products and Chemicals, Inc.~	1,373,523
4,795	Avery Dennison Corp.	865,977
13,639	Ball Corp.	1,106,941
16,725	Corteva, Inc.	964,865
16,722	Dow, Inc.	1,112,013
15,032	DuPont de Nemours, Inc.	991,060
47,143	Freeport-McMoRan, Inc.	1,911,649
1,210	International Flavors & Fragrances, Inc.	146,773
13,112	Linde, PLC	4,090,419
25,280	Medtronic, PLC	2,638,221
15,230	Newmont Corp.	1,109,505
7,432	PPG Industries, Inc.	951,222
2,908	ServiceNow, Inc.#	1,390,315
4,549	Sherwin-Williams Company	1,250,793
		19,903,276
	Real Estate (2.4%)
5,111	Alexandria Real Estate Equities, Inc.	931,020
6,423	American Tower Corp.	1,548,071
4,699	AvalonBay Communities, Inc.	1,068,929
6,376	Crown Castle International Corp.	1,180,899
5,084	Digital Realty Trust, Inc.	742,874
1,176	Equinix, Inc.	845,638
4,549	Federal Realty Investment Trust	532,506
6,115	Mid-America Apartment Communities, Inc.	1,202,698
8,809	Prologis, Inc.	1,411,995
3,365	Public Storage	1,250,097
11,697	Realty Income Corp.	811,304
9,536	Regency Centers Corp.	656,363
7,063	Simon Property Group, Inc.	833,434
14,807	UDR, Inc.	787,880
11,976	Welltower, Inc.	1,087,541
22,292	Weyerhaeuser Company	918,876
		15,810,125
	Utilities (2.6%)
36,480	AES Corp.	744,922
14,283	American Electric Power Company, Inc.~	1,415,588
13,288	CMS Energy Corp.	912,753
11,125	Consolidated Edison, Inc.	1,031,732
3,742	Constellation Energy Corp.	221,564

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
13,155	Dominion Energy, Inc.	$1,073,974
18,190	Duke Energy Corp.~	2,003,810
8,050	Edison International	553,760
8,144	Entergy Corp.	967,914
11,223	Exelon Corp.	525,012
18,426	FirstEnergy Corp.	798,030
29,260	NextEra Energy, Inc.~	2,078,045
22,513	NiSource, Inc.	655,579
14,147	Public Service Enterprise Group, Inc.	985,480
20,197	Southern Company	1,482,258
16,213	Xcel Energy, Inc.	1,187,764
		16,638,185
	TOTAL COMMON STOCKS (Cost $497,482,722)	604,398,171
EXCHANGE-TRADED FUND (1.9%)
	Other (1.9%)
30,264	SPDR S&P 500 ETF Trust^ (Cost $12,926,095)	12,468,768
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (2.4%)#
	Other (2.4%)
	S&P 500 Index
500
206,596,500	Put, 05/31/22, Strike $4,200.00	8,107,500
300
123,957,900	Put, 05/31/22, Strike $4,000.00	2,619,000
200
82,638,600	Put, 06/30/22, Strike $4,000.00	2,644,000
100
41,319,300	Call, 05/31/22, Strike $5,000.00	1,250
100
41,319,300	Put, 05/31/22, Strike $4,250.00	1,876,500
	TOTAL PURCHASED OPTIONS (Cost $5,637,302)	15,248,250
	TOTAL INVESTMENTS (98.5%) (Cost $522,633,419)	640,755,766
OTHER ASSETS, LESS LIABILITIES (1.5%)		9,666,923
NET ASSETS (100.0%)		$650,422,689
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-1.1%)#
	Other (-1.1%)
	S&P 500 Index
300
123,957,900	Put, 05/31/22, Strike $3,700.00	$(994,500)
300
123,957,900	Call, 09/30/22, Strike $4,500.00	(2,935,500)
200
82,638,600	Put, 06/30/22, Strike $3,500.00	(818,000)
125
51,649,125	Call, 06/30/22, Strike $4,500.00	(361,875)
125
51,649,125	Call, 12/30/22, Strike $5,000.00	(353,125)
100
41,319,300	Call, 12/30/22, Strike $4,600.00	(1,188,000)
25
10,329,825	Call, 05/31/22, Strike $4,400.00	(57,625)
25
10,329,825	Call, 06/30/22, Strike $4,400.00	(140,625)
	TOTAL WRITTEN OPTIONS (Premium $16,844,021)	$(6,849,250)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $107,622,480.

^  Security, or portion of security, is on loan.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (91.4%)
		Communication Services (3.9%)
3,950		Alphabet, Inc. - Class A#~	$9,014,651
90,000		Meta Platforms, Inc. - Class A#	18,042,300
			27,056,951
		Consumer Discretionary (9.7%)
412,000	EUR	Accor, SA#	13,535,690
7,700		Booking Holdings, Inc.#	17,019,387
261,000		Caesars Entertainment, Inc.#~	17,299,080
125,000		Hilton Worldwide Holdings, Inc.#~	19,411,250
			67,265,407
		Energy (3.9%)
410,000		Baker Hughes a GE Company - Class A~	12,718,200
170,000		Sysco Corp.~	14,531,600
			27,249,800
		Financials (17.9%)
991,100		Banco Bradesco, SA^	3,567,960
489,000		Bank of America Corp.~	17,447,520
1,237,000		Huntington Bancshares, Inc.~	16,266,550
2,852,000		Itau Unibanco Holding, SA^	13,661,080
17,800,000	GBP	Lloyds Banking Group, PLC	10,109,736
287,000		Morgan Stanley~	23,129,330
6,597,000	GBP	Natwest Group, PLC	17,698,344
330,000		Truist Financial Corp.~	15,955,500
243,500		XP, Inc. - Class A#	5,992,535
			123,828,555
		Health Care (6.1%)
177,500		BioMarin Pharmaceutical, Inc.#~	14,439,625
499,000		Boston Scientific Corp.#~	21,012,890
15,000		Humana, Inc.	6,668,400
			42,120,915
		Industrials (31.6%)
367,500		AerCap Holdings, NV#~	17,165,925
655,000		Air Lease Corp. - Class A~	26,383,400
137,000		Boeing Company#~	20,391,080
277,000		CSX Corp.~	9,512,180
450,000		Delta Air Lines, Inc.#~	19,363,500
108,000		Honeywell International, Inc.~	20,899,080
6,783,800	GBP	International Consolidated Airlines Group, SA#^	12,022,687
73,500		L3Harris Technologies, Inc.~	17,071,110
103,000		Raytheon Technologies Corp.~	9,775,730
143,000	EUR	Siemens, AG	17,582,561
466,500		Southwest Airlines Company#~	21,794,880
541,000		Uber Technologies, Inc.#~	17,030,680
43,200		Union Pacific Corp.	10,121,328
			219,114,141
NUMBER OF SHARES		VALUE
	Information Technology (14.0%)
76,000	Advanced Micro Devices, Inc.#	$6,499,520
67,500	Analog Devices, Inc.	10,420,650
171,000	Fidelity National Information Services, Inc.~	16,954,650
139,000	Micron Technology, Inc.~	9,478,410
21,000	Paycom Software, Inc.#	5,910,870
44,000	salesforce.com, Inc.#	7,741,360
193,000	Twilio, Inc. - Class A#~	21,581,260
84,500	Visa, Inc. - Class A~	18,009,485
		96,596,205
	Materials (1.5%)
33,800	Linde, PLC	10,544,248
	Special Purpose Acquisition Company (2.8%)
357,500	Shell, PLC	19,101,225
	TOTAL COMMON STOCKS (Cost $668,260,758)	632,877,447
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (1.6%)#
	Consumer Discretionary (0.0%)
1,650	Caesars Entertainment, Inc.
10,936,200	Call, 05/06/22, Strike $75.00	124,575
	Consumer Staples (0.1%)
183	Costco Wholesale Corp.
9,730,476	Put, 05/27/22, Strike $540.00	451,553
	Information Technology (0.5%)
290	Lam Research Corp.
13,507,040	Call, 05/20/22, Strike $460.00	813,450
	Twilio, Inc.
965
10,790,630	Put, 05/20/22, Strike $140.00	2,996,325
450
5,031,900	Call, 05/06/22, Strike $150.00	39,600
		3,849,375
	Other (1.0%)
2,860	iShares 20+ Year Treasury Bond
34,162,700	Call, 05/06/22, Strike $122.00	174,460
3,200	SPDR S&P 500 ETF Trust
131,840,000	Put, 05/20/22, Strike $430.00	6,489,600
		6,664,060
	TOTAL PURCHASED OPTIONS (Cost $5,416,455)	11,089,563

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.6%)
11,195,283	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $11,195,283)	$11,195,283
	TOTAL INVESTMENTS (94.6%) (Cost $684,872,496)	655,162,293
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.6%)		(11,195,283)
OTHER ASSETS, LESS LIABILITIES (7.0%)		48,650,458
NET ASSETS (100.0%)		$692,617,468
NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-4.8%)#
	Consumer Staples (-2.9%)
(18,300)	Costco Wholesale Corp.	(9,730,476)
(186,000)	Kroger Company	(10,036,560)
		(19,767,036)
	Information Technology (-1.9%)
(84,000)	Apple, Inc.	(13,242,600)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $30,429,146)	(33,009,636)
EXCHANGE-TRADED FUNDS SOLD SHORT (-50.5%)#
	Other (-50.5%)
(578,000)	Financial Select Sector SPDR Fund	(19,946,780)
(800,800)	SPDR S&P 500 ETF Trust	(329,929,600)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $382,457,541)	(349,876,380)
	TOTAL SECURITIES SOLD SHORT (Proceeds $412,886,687)	(382,886,016)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-2.0%)#
	Communication Services (-0.1%)
119	Alphabet, Inc.
27,158,061	Put, 06/17/22, Strike $2,200.00	(1,035,895)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Consumer Discretionary (-0.1%)
78	Amazon.com, Inc.
19,387,914	Call, 05/20/22, Strike $3,600.00	$(6,123)
1,650	Caesars Entertainment, Inc.
10,936,200	Put, 05/20/22, Strike $61.00	(409,200)
		(415,323)
	Consumer Staples (-0.1%)
366	Costco Wholesale Corp.
19,460,952	Put, 05/27/22, Strike $505.00	(403,515)
	Information Technology (-0.1%)
1,520	Advanced Micro Devices, Inc.
12,999,040	Put, 05/20/22, Strike $75.00	(356,440)
840	Apple, Inc.
13,242,600	Put, 05/06/22, Strike $148.00	(80,220)
290	Lam Research Corp.
13,507,040	Put, 05/20/22, Strike $415.00	(237,800)
		(674,460)
	Other (-1.6%)
8,700	Financial Select Sector SPDR Fund
30,023,700	Put, 05/20/22, Strike $35.00	(1,074,450)
	iShares 20+ Year Treasury Bond
5,720
68,325,400	Call, 05/06/22, Strike $127.00	(48,620)
2,860
34,162,700	Put, 05/06/22, Strike $115.00	(97,240)
	SPDR S&P 500 ETF Trust
3,100
127,720,000	Put, 05/20/22, Strike $390.00	(1,497,300)
3,100
127,720,000	Put, 06/17/22, Strike $355.00	(1,131,500)
2,400
98,880,000	Put, 07/15/22, Strike $380.00	(2,364,000)
2,400
98,880,000	Put, 08/19/22, Strike $340.00	(1,543,200)
765
31,518,000	Put, 05/20/22, Strike $443.00	(2,329,808)
4,600	Technology Select Sector SPDR Fund
65,053,200	Put, 05/20/22, Strike $132.00	(984,400)
		(11,070,518)
	TOTAL WRITTEN OPTIONS (Premium $7,302,948)	$(13,599,711)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments April 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $239,774,020.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit

GBP  British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (84.7%)
	Communication Services (7.6%)
Liberty Media Corp. 12,500,000	0.500%, 12/01/50*	$16,321,750
10,750,000	1.375%, 10/15/23	14,018,430
8,000,000	Liberty Media Corp. / Liberty Formula One~ 1.000%, 01/30/23	13,592,480
7,750,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	9,436,400
20,500,000	Snap, Inc. 0.125%, 03/01/28*	18,034,670
3,273,000	0.250%, 05/01/25	4,890,615
12,500,000	Twitter, Inc. 0.250%, 06/15/24	13,509,750
		89,804,095
	Consumer Discretionary (18.6%)
7,750,000	Airbnb, Inc. 0.000%, 03/15/26	7,164,642
15,419,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	21,594,618
6,750,000	Burlington Stores, Inc.^ 2.250%, 04/15/25	8,178,570
3,250,000	Dick's Sporting Goods, Inc. 3.250%, 04/15/25	9,761,992
14,250,000	DISH Network Corp. 0.000%, 12/15/25	13,041,885
10,750,000	Draftkings, Inc. 0.000%, 03/15/28	7,112,953
16,750,000	Etsy, Inc.^ 0.125%, 09/01/27	14,712,697
3,500,000	0.250%, 06/15/28*	2,793,455
25,000,000	Ford Motor Company 0.000%, 03/15/26	26,700,250
14,750,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	15,711,110
17,000,000	NCL Corp. Ltd. - Class C* 1.125%, 02/15/27	14,994,510
20,500,000	Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23	25,307,045
7,750,000	Shake Shack, Inc. 0.000%, 03/01/28	6,005,243
505,000	Tesla, Inc. 2.000%, 05/15/24	7,083,590
4,000,000	Under Armour, Inc. 1.500%, 06/01/24	6,227,760
20,750,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	19,693,410
7,750,000	Vroom, Inc.* 0.750%, 07/01/26	3,058,073
16,000,000	Wayfair, Inc. 0.625%, 10/01/25	11,963,840
		221,105,643
PRINCIPAL AMOUNT		VALUE
	Consumer Staples (0.3%)
7,750,000	Beyond Meat, Inc.^ 0.000%, 03/15/27	$4,178,335
	Energy (2.1%)
3,000,000	EQT Corp. 1.750%, 05/01/26	8,183,850
7,750,000	Pioneer Natural Resources Company 0.250%, 05/15/25	17,130,833
		25,314,683
	Financials (0.4%)
7,250,000	SoFi Technologies, Inc.*^ 0.000%, 10/15/26	4,918,690
	Health Care (14.2%)
7,750,000	Alphatec Holdings, Inc.* 0.750%, 08/01/26	7,409,078
4,630,000	CONMED Corp. 2.625%, 02/01/24	7,231,967
17,000,000	CryoPort, Inc.* 0.750%, 12/01/26	12,871,890
20,500,000	Dexcom, Inc.^ 0.250%, 11/15/25	21,585,475
2,772,000	Envista Holdings Corp. 2.375%, 06/01/25	5,461,505
10,000,000	Exact Sciences Corp.^ 0.375%, 03/15/27	8,594,200
7,750,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27	6,757,690
5,750,000	Insulet Corp.^ 0.375%, 09/01/26	7,079,745
13,500,000	Integra LifeSciences Holdings Corp.^ 0.500%, 08/15/25	13,789,440
12,250,000	Jazz Investments I, Ltd.^ 2.000%, 06/15/26	14,988,977
14,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	9,813,720
5,600,000	NuVasive, Inc. 0.375%, 03/15/25	5,273,800
11,250,000	Omnicell, Inc.^ 0.250%, 09/15/25	13,921,538
10,000,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	11,995,900
6,805,000	Repligen Corp.^ 0.375%, 07/15/24	10,089,229
2,000,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	2,492,280
8,500,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	9,408,565
		168,764,999

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Convertible Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Industrials (5.7%)
7,000,000	Air Transport Services Group, Inc.~ 1.125%, 10/15/24	$7,930,230
7,500,000	John Bean Technologies Corp.* 0.250%, 05/15/26	7,099,425
5,500,000	Middleby Corp. 1.000%, 09/01/25	7,249,385
6,250,000	Parsons Corp.^ 0.250%, 08/15/25	6,495,063
13,250,000	Southwest Airlines Company~ 1.250%, 05/01/25	18,132,095
23,750,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	20,513,112
		67,419,310
	Information Technology (33.1%)
9,500,000	Akamai Technologies, Inc.^ 0.125%, 05/01/25	11,977,410
11,500,000	Bentley Systems, Inc. 0.125%, 01/15/26	11,048,625
14,750,000	Bill.com Holdings, Inc.*^ 0.000%, 04/01/27	12,540,892
13,500,000	Block, Inc.^ 0.125%, 03/01/25	15,174,405
8,500,000	Camtek Ltd.* 0.000%, 12/01/26	7,495,215
8,000,000	Confluent, Inc.* 0.000%, 01/15/27	6,133,040
13,000,000	Coupa Software, Inc. 0.125%, 06/15/25	12,021,490
8,750,000	CyberArk Software, Ltd.^ 0.000%, 11/15/24	10,430,788
6,000,000	Datadog, Inc. 0.125%, 06/15/25	9,038,100
8,500,000	DigitalOcean Holdings, Inc.* 0.000%, 12/01/26	6,385,370
7,750,000	Enphase Energy, Inc. 0.000%, 03/01/26	7,293,138
7,750,000	0.000%, 03/01/28^	7,347,853
11,000,000	Five9, Inc. 0.500%, 06/01/25	11,884,620
17,750,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	19,081,250
6,250,000	MongoDB, Inc.^ 0.250%, 01/15/26	11,213,812
8,000,000	Okta, Inc. 0.125%, 09/01/25	7,730,240
4,750,000	0.375%, 06/15/26	4,328,960
21,750,000	ON Semiconductor Corp.* 0.000%, 05/01/27	26,003,647
PRINCIPAL AMOUNT		VALUE
9,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23~	$20,105,800
6,250,000	0.375%, 06/01/25	11,984,250
8,500,000	Perficient, Inc.* 0.125%, 11/15/26	7,343,320
3,500,000	Q2 Holdings, Inc. 0.750%, 06/01/26	3,264,975
14,500,000	Repay Holdings Corp.*^ 0.000%, 02/01/26	11,866,365
8,750,000	RingCentral, Inc. 0.000%, 03/01/25	7,347,463
21,750,000	Shift4 Payments, Inc. 0.000%, 12/15/25	21,122,730
8,898,000	Shopify, Inc.^ 0.125%, 11/01/25	7,768,844
10,750,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	13,709,905
20,000,000	Splunk, Inc.^ 1.125%, 06/15/27	18,048,600
13,750,000	Tyler Technologies, Inc. 0.250%, 03/15/26	13,910,050
17,000,000	Unity Software, Inc.* 0.000%, 11/15/26	13,152,560
10,500,000	Wix.com, Ltd. 0.000%, 08/15/25	8,972,775
6,704,000	Wolfspeed, Inc.* 0.250%, 02/15/28	6,723,240
7,000,000	Workday, Inc. 0.250%, 10/01/22	9,859,360
12,250,000	Zendesk, Inc. 0.625%, 06/15/25	15,520,382
4,000,000	Zscaler, Inc. 0.125%, 07/01/25	5,965,200
		393,794,674
	Materials (2.4%)
4,000,000	Allegheny Technologies, Inc. 3.500%, 06/15/25	7,608,440
4,500,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	5,786,100
6,655,000	Lithium Americas Corp.* 1.750%, 01/15/27	6,137,374
8,241,000	MP Materials Corp.* 0.250%, 04/01/26	9,184,677
		28,716,591
	Real Estate (0.3%)
2,983,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	3,388,807
	TOTAL CONVERTIBLE BONDS (Cost $981,733,004)	1,007,405,827

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (12.4%)
	Communication Services (1.2%)
12,500	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	$13,755,200
	Consumer Discretionary (1.0%)
92,520	Aptiv, PLC 5.500%, 06/15/23	11,436,397
	Financials (1.6%)
10,300	Bank of America Corp.~‡‡ 7.250%	12,533,246
107,870	KKR & Company, Inc.^ 6.000%, 09/15/23	7,071,957
		19,605,203
	Health Care (2.6%)
66,170	Avantor, Inc. 6.250%, 05/15/22	6,420,475
115,360	Boston Scientific Corp.^ 5.500%, 06/01/23	13,018,376
8,500	Danaher Corp. 5.000%, 04/15/23	11,726,600
		31,165,451
	Information Technology (2.4%)
16,605	Broadcom, Inc. 8.000%, 09/30/22	28,967,423
	Utilities (3.6%)
74,990	AES Corp.^ 6.875%, 02/15/24	6,494,134
152,490	Dominion Energy, Inc. 7.250%, 06/01/22	15,384,716
174,515	NextEra Energy, Inc. 6.219%, 09/01/23^	8,256,305
149,730	4.872%, 09/01/22	8,003,068
86,590	5.279%, 03/01/23	4,061,936
		42,200,159
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $131,964,813)	147,129,833
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (9.5%)
57,557,772	JPMorgan Prime Money Market Fund - Capital Class, 0.400%***†	$57,557,772
55,729,000	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%†	55,729,000
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $113,286,772)	113,286,772
	TOTAL INVESTMENTS (106.6%) (Cost $1,226,984,589)	1,267,822,432
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.5%)		(113,286,772)
OTHER ASSETS, LESS LIABILITIES (2.9%)		34,665,888
NET ASSETS (100.0%)		$1,189,201,548

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	07/27/22	641,000	$498,800	$(570)
					$(570)
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Canadian Dollar	07/27/22	7,072,000	$5,503,147	$146,810
					$146,810

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $33,305,026.

^  Security, or portion of security, is on loan.

‡‡  Perpetual maturity.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of April 30, 2022.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Convertible Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (89.9%)
		Communication Services (11.8%)
1,100,000	EUR	America Movil, BV* 0.000%, 03/02/24	$1,286,145
1,363,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	1,839,941
1,389,000		Bilibili, Inc.* 0.500%, 12/01/26	989,982
600,000	EUR	Cellnex Telecom, SA* 1.500%, 01/16/26	954,418
50,000,000	JPY	CyberAgent, Inc. 0.000%, 02/17/23	403,533
50,000,000	JPY	0.000%, 02/19/25*	436,101
1,205,000		iQIYI, Inc. 4.000%, 12/15/26	802,916
760,000		2.000%, 04/01/25	587,936
1,900,000		Kakao Corp. 0.000%, 04/28/23	1,993,480
710,000		Liberty Media Corp. 1.375%, 10/15/23	925,868
665,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	641,133
3,546,000		Sea, Ltd. 0.250%, 09/15/26	2,681,733
1,377,000		2.375%, 12/01/25	1,705,277
2,975,000		Snap, Inc. 0.125%, 03/01/28*	2,617,226
881,000		0.750%, 08/01/26	1,296,145
1,740,000		Twitter, Inc. 0.250%, 06/15/24	1,880,557
1,000,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	842,670
			21,885,061
		Consumer Discretionary (18.1%)
1,366,000		Airbnb, Inc. 0.000%, 03/15/26	1,262,826
607,000		Booking Holdings, Inc. 0.750%, 05/01/25	850,116
900,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	862,314
2,719,000		Draftkings, Inc. 0.000%, 03/15/28	1,799,081
958,000		Etsy, Inc. 0.125%, 09/01/27	841,478
1,329,000		Farfetch, Ltd. 3.750%, 05/01/27	1,459,774
2,000,000	AUD	Flight Centre Travel Group, Ltd. 1.625%, 11/01/28	1,415,191
1,100,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	905,275
600,000	EUR	HelloFresh, SE 0.750%, 05/13/25	693,748
PRINCIPAL AMOUNT			VALUE
1,330,000		Lucid Group, Inc.* 1.250%, 12/15/26	$927,276
1,958,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	1,901,198
1,003,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	1,068,356
2,700,000		Meituan 0.000%, 04/27/28	2,246,778
300,000,000	JPY	Mercari, Inc. 0.000%, 07/14/28	2,036,324
2,783,000		NCL Corp. Ltd - Class C* 1.125%, 02/15/27	2,454,690
900,000	GBP	Ocado Group, PLC 0.750%, 01/18/27*	844,999
800,000	GBP	0.875%, 12/09/25	851,998
1,843,000		Pinduoduo, Inc. 0.000%, 12/01/25	1,641,855
1,927,000		Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23	2,378,862
1,000,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	854,151
980,000		Stride, Inc. 1.125%, 09/01/27	1,006,215
91,000		Tesla, Inc. 2.000%, 05/15/24	1,276,449
2,043,000		Vroom, Inc.* 0.750%, 07/01/26	806,147
1,863,000		Wayfair, Inc. 0.625%, 10/01/25	1,393,040
977,000		1.000%, 08/15/26^	845,496
1,000,000	EUR	Zalando, SE 0.050%, 08/06/25	948,200
			33,571,837
		Consumer Staples (0.8%)
100,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	784,450
729,000		Turning Point Brands, Inc. 2.500%, 07/15/24	698,324
			1,482,774
		Energy (1.2%)
1,033,000		Pioneer Natural Resources Company 0.250%, 05/15/25	2,283,374
		Financials (6.1%)
1,312,000		Coinbase Global, Inc.* 0.500%, 06/01/26	1,050,072
2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	1,919,713
1,000,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	985,690
2,300,000		JPMorgan Chase Bank NA 0.000%, 08/07/22	2,348,967
900,000	EUR	JPMorgan Chase Financial Company, LLC 0.000%, 01/14/25	1,042,464
See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
900,000	EUR	LEG Immobilien, SE 0.875%, 09/01/25	$1,004,467
1,700,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	1,940,906
130,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	1,043,987
			11,336,266
		Health Care (9.2%)
650,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	539,097
1,140,000		Dexcom, Inc.^ 0.250%, 11/15/25	1,200,363
1,100,000	EUR	GN Store Nord AS 0.000%, 05/21/24	1,127,326
1,072,000		Haemonetics Corp.^ 0.000%, 03/01/26	850,321
972,000		Halozyme Therapeutics, Inc. 0.250%, 03/01/27	847,545
502,000		Innoviva, Inc. 2.500%, 08/15/25	610,226
788,000		Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	804,895
1,295,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	1,584,549
240,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	1,961,758
941,000		NeoGenomics, Inc. 0.250%, 01/15/28	659,622
926,000		Novocure, Ltd. 0.000%, 11/01/25	839,299
2,061,000		Oak Street Health, Inc. 0.000%, 03/15/26	1,521,471
950,000		Omnicell, Inc. 0.250%, 09/15/25	1,175,597
620,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	743,746
130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	1,039,399
630,000		Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	453,632
910,000		Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	1,007,270
			16,966,116
		Industrials (5.4%)
2,200,000		ADM Ag Holding, Ltd. 0.000%, 08/26/23	2,308,966
1,276,000		Air Canada 4.000%, 07/01/25	1,733,599
900,000	EUR	Duerr, AG 0.750%, 01/15/26	959,510
PRINCIPAL AMOUNT			VALUE
1,331,000		John Bean Technologies Corp.* 0.250%, 05/15/26	$1,259,911
652,000		Middleby Corp. 1.000%, 09/01/25	859,382
873,000		Southwest Airlines Company 1.250%, 05/01/25	1,194,666
2,124,000		Sunrun, Inc.^ 0.000%, 02/01/26	1,627,918
			9,943,952
		Information Technology (31.7%)
1,388,000		Affirm Holdings, Inc.* 0.000%, 11/15/26	931,709
1,010,000		Akamai Technologies, Inc. 0.125%, 05/01/25	1,273,388
900,000	EUR	BE Semiconductor 1.875%, 04/06/29	924,456
1,391,000		Bill.com Holdings, Inc. 0.000%, 04/01/27*	1,182,670
625,000		0.000%, 12/01/25	820,306
1,323,000		Block, Inc. 0.125%, 03/01/25	1,487,092
1,216,000		Cloudflare, Inc.* 0.000%, 08/15/26	1,067,295
1,320,000		Confluent, Inc.* 0.000%, 01/15/27	1,011,952
1,273,000		CyberArk Software, Ltd. 0.000%, 11/15/24	1,517,531
746,000		Datadog, Inc. 0.125%, 06/15/25	1,123,737
2,853,000		DigitalOcean Holdings, Inc.* 0.000%, 12/01/26	2,143,231
1,374,000		Dropbox, Inc. 0.000%, 03/01/28	1,247,386
2,348,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	1,568,197
2,744,000		Fastly, Inc. 0.000%, 03/15/26	2,083,190
2,076,000		Five9, Inc. 0.500%, 06/01/25	2,242,952
1,200,000		Globalwafers Company, Ltd. 0.000%, 06/01/26	1,104,108
9,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	1,193,306
1,163,000		LivePerson, Inc. 0.000%, 12/15/26	925,411
1,461,000		Lumentum Holdings, Inc. 0.500%, 12/15/26	1,532,107
2,667,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	2,867,025
2,264,000		MicroStrategy, Inc. 0.000%, 02/15/27	1,487,538
912,000		New Relic, Inc. 0.500%, 05/01/23	897,928

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Convertible Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
2,300,000	EUR	Nexi S.p.A 0.000%, 02/24/28	$1,888,553
1,400,000	EUR	1.750%, 04/24/27	1,370,045
969,000		Nice, Ltd.^ 0.000%, 09/15/25	995,967
2,023,000		Okta, Inc. 0.125%, 09/01/25	1,954,784
2,106,000		ON Semiconductor Corp.* 0.000%, 05/01/27	2,517,870
770,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	1,476,460
729,000		Pegasystems, Inc. 0.750%, 03/01/25	677,540
230,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	1,990,007
929,000		Shift4 Payments, Inc. 0.000%, 12/15/25	902,208
742,000		Silicon Laboratories, Inc. 0.625%, 06/15/25	946,302
983,200	EUR	SOITEC 0.000%, 10/01/25	2,263,727
1,080,000		Splunk, Inc. 1.125%, 09/15/25	1,180,753
1,346,000		Tyler Technologies, Inc. 0.250%, 03/15/26	1,361,667
1,392,000		Unity Software, Inc.* 0.000%, 11/15/26	1,076,962
800,000		Win Semiconductors Corp. 0.000%, 01/14/26	716,432
1,470,000		Workday, Inc. 0.250%, 10/01/22	2,070,466
896,000		Workiva, Inc. 1.125%, 08/15/26	1,272,795
1,335,000		Xero Investments, Ltd. 0.000%, 12/02/25	1,143,027
1,249,000		Zendesk, Inc. 0.625%, 06/15/25	1,582,445
490,000		Zscaler, Inc. 0.125%, 07/01/25	730,737
			58,751,262
		Materials (2.5%)
1,448,000		Amyris, Inc.* 1.500%, 11/15/26	1,000,973
1,675,000		Lithium Americas Corp.* 1.750%, 01/15/27	1,544,718
2,000,000	EUR	POSCO Holdings, Inc. 0.000%, 09/01/26	2,075,615
			4,621,306
		Real Estate (3.1%)
700,000	EUR	ANLLIAN Capital, Ltd.* 0.000%, 02/05/25	828,831
1,490,000		ESR Cayman, Ltd. 1.500%, 09/30/25	1,455,238
PRINCIPAL AMOUNT			VALUE
2,135,000		Redfin Corp. 0.000%, 10/15/25	$1,490,764
140,000,000	JPY	Relo Group, Inc. 0.000%, 12/17/27	1,043,428
1,000,000		Vingroup, JSC 3.000%, 04/20/26	877,050
			5,695,311
		TOTAL CONVERTIBLE BONDS (Cost $181,823,862)	166,537,259
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (9.0%)
		Communication Services (0.3%)
485		2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	533,702
		Financials (3.1%)
1,937		Bank of America Corp.‡‡ 7.250%	2,356,980
14,328		KKR & Company, Inc.^ 6.000%, 09/15/23	939,344
2,080		Wells Fargo & Company‡‡ 7.500%	2,519,899
			5,816,223
		Health Care (1.1%)
10,630		Avantor, Inc. 6.250%, 05/15/22	1,031,429
674		Danaher Corp. 5.000%, 04/15/23	929,850
			1,961,279
		Information Technology (1.5%)
1,595		Broadcom, Inc. 8.000%, 09/30/22	2,782,478
		Utilities (3.0%)
10,463		AES Corp.^ 6.875%, 02/15/24	906,096
12,820		American Electric Power Company, Inc.^ 6.125%, 08/15/23	717,920
54,250		DTE Energy Company 6.250%, 11/01/22	2,842,700
24,300		NextEra Energy, Inc. 6.219%, 09/01/23	1,149,633
			5,616,349
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,560,291)	16,710,031

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.7%)
1,266,000		United States Treasury Note^ 2.250%, 03/31/24 (Cost $1,260,075)	$1,255,269
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.0%)#
		Energy (0.0%)
127	EUR	TotalEnergies, SE
642,856		Call, 12/16/22, Strike 45.00	67,391
		Industrials (0.0%)
300	EUR	Schneider Electric, SE
4,523,439		Call, 06/17/22, Strike 170.00	1,899
		TOTAL PURCHASED OPTIONS (Cost $305,184)	69,290
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.7%)
3,618,253		JPMorgan Prime Money Market Fund - Capital Class, 0.40%***†	3,618,253
6,900,434		State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%†	6,900,434
		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $10,518,687)	10,518,687
		TOTAL INVESTMENTS (105.3%) (Cost $209,468,099)	195,090,536
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.7%)			(10,518,687)
OTHER ASSETS, LESS LIABILITIES (0.4%)			775,748
NET ASSETS (100.0%)			$185,347,597

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^  Security, or portion of security, is on loan.

‡‡  Perpetual maturity.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of April 30, 2022.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$153,573,014	78.7%
European Monetary Unit	23,919,154	12.3%
Japanese Yen	10,738,987	5.5%
British Pound Sterling	2,682,687	1.4%
Canadian Dollar	1,568,197	0.8%
Australian Dollar	1,415,191	0.7%
Hong Kong Dollar	1,193,306	0.6%
Total Investments	$195,090,536	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Timpani Small Cap Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.0%)
	Communication Services (2.4%)
396,720	ZipRecruiter, Inc. - Class A#	$8,930,167
	Consumer Discretionary (14.7%)
98,696	Boot Barn Holdings, Inc.#	8,888,562
225,965	European Wax Center, Inc. - Class A	6,202,739
357,350	Everi Holdings, Inc.#	6,203,596
463,060	Full House Resorts, Inc.#	4,190,693
150,934	International Game Technology, PLC	3,294,889
119,311	Lindblad Expeditions Holdings, Inc.#	1,826,651
19,798	Lithia Motors, Inc. - Class A	5,605,408
70,131	Lovesac Company#	3,074,543
19,161	Monarch Casino and Resort, Inc.#	1,344,144
19,877	Murphy USA, Inc.	4,643,267
81,600	ONE Group Hospitality, Inc.#	759,696
182,543	PlayAGS, Inc.#	1,204,784
6,803	TopBuild Corp.#	1,232,296
247,340	Xponential Fitness, Inc. - Class A#	5,124,885
		53,596,153
	Consumer Staples (3.6%)
36,107	BJ's Wholesale Club Holdings, Inc.#	2,323,485
25,612	Cal-Maine Foods, Inc.	1,376,133
73,313	Celsius Holdings, Inc.#	3,812,276
73,423	Chefs' Warehouse, Inc.#	2,687,282
31,933	MGP Ingredients, Inc.	2,916,441
		13,115,617
	Energy (15.6%)
57,659	Aspen Aerogels, Inc.#	1,245,435
121,054	Cactus, Inc. - Class A	6,044,226
139,034	California Resources Corp.	5,590,557
153,812	Clean Energy Fuels Corp.#	901,338
71,459	Core Laboratories, NV	1,857,934
85,191	Matador Resources Company	4,159,025
28,354	Oasis Petroleum, Inc.	3,761,442
748,950	Patterson-UTI Energy, Inc.	12,312,738
403,786	ProPetro Holding Corp.#	5,709,534
264,118	RPC, Inc.#	2,730,980
256,000	SilverBow Resources, Inc.#	9,369,600
182,781	US Silica Holdings, Inc.#	3,396,071
		57,078,880
	Financials (7.8%)
50,261	A-Mark Precious Metals, Inc.	3,960,567
108,329	BRP Group, Inc. - Class A#	2,504,566
26,651	Kinsale Capital Group, Inc.	5,908,260
59,073	LPL Financial Holdings, Inc.	11,098,045
57,123	Wintrust Financial Corp.	4,987,980
		28,459,418
NUMBER OF SHARES		VALUE
	Health Care (20.8%)
66,185	Acadia Healthcare Company, Inc.#	$4,492,638
12,495	Amedisys, Inc.#	1,594,987
110,514	Amphastar Pharmaceuticals, Inc.#	3,919,932
193,323	Apollo Endosurgery, Inc.#	1,049,744
97,484	Axonics, Inc.#	5,051,621
73,152	Doximity, Inc. - Class A#	2,916,570
81,908	Harmony Biosciences Holdings, Inc.#	3,689,136
60,562	HealthEquity, Inc.#	3,774,224
118,850	Inotiv, Inc.#	1,693,613
41,167	Inspire Medical Systems, Inc.#	8,470,522
112,336	Intra-Cellular Therapies, Inc.#	5,685,325
119,316	iRadimed Corp.	3,926,690
40,127	iRhythm Technologies, Inc.#	4,950,468
32,613	OptimizeRx Corp.#	916,751
62,372	Pacira BioSciences, Inc.#	4,651,080
191,519	Paragon 28, Inc.#	3,441,596
70,516	Progyny, Inc.#	2,711,340
29,217	Shockwave Medical, Inc.#	4,415,565
169,414	Surgery Partners, Inc.#	8,667,220
		76,019,022
	Industrials (7.5%)
18,209	Advanced Drainage Systems, Inc.	1,865,694
26,171	Applied Industrial Technologies, Inc.	2,739,842
65,596	Driven Brands Holdings, Inc.#	1,829,472
63,516	Montrose Environmental Group, Inc.#	2,881,721
290,537	Tecnoglass, Inc.	6,487,691
14,698	Tetra Tech, Inc.	2,047,138
294,012	Titan International, Inc.#	4,075,006
173,768	Zurn Water Solutions Corp.	5,425,037
		27,351,601
	Information Technology (24.5%)
60,768	Azenta, Inc.	4,555,169
149,107	Box, Inc. - Class A#	4,565,656
42,500	CyberArk Software, Ltd.#	6,678,450
46,718	ExlService Holdings, Inc.#	6,360,656
22,791	Gitlab, Inc. - Class A#	1,092,373
190,698	Harmonic, Inc.#	1,582,793
137,119	International Money Express, Inc.#	2,724,554
190,781	Lantronix, Inc.#	1,003,508
290,145	Limelight Networks, Inc.#	1,035,818
222,800	Privia Health Group, Inc.#	4,899,372
63,415	Rapid7, Inc.#	6,057,401
48,147	SiTime Corp.#	8,116,140
145,902	Sprout Social, Inc. - Class A#	8,940,875
198,595	Stratasys, Ltd.#	3,850,757
93,563	TaskUS, Inc. - Class A#	2,703,035

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani Small Cap Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
148,558	Tenable Holdings, Inc.#	$8,204,858
400,290	UserTesting, Inc.#	3,126,265
155,964	Varonis Systems, Inc. - Class B#	6,737,645
14,750	WNS Holdings, Ltd.#	1,155,957
323,476	Zeta Global Holdings Corp. - Class A#	3,503,245
212,564	Zuora, Inc. - Class A#	2,586,904
		89,481,431
	Materials (1.1%)
64,000	MP Materials Corp.#	2,434,560
59,186	Summit Materials, Inc. - Class A#	1,645,371
		4,079,931
	TOTAL COMMON STOCKS (Cost $344,983,160)	358,112,220
	TOTAL INVESTMENTS (98.0%) (Cost $344,983,160)	358,112,220
OTHER ASSETS, LESS LIABILITIES (2.0%)		7,398,646
NET ASSETS (100.0%)		$365,510,866

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Timpani SMID Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.3%)
	Communication Services (2.2%)
16,917	ZipRecruiter, Inc. - Class A#	$380,802
	Consumer Discretionary (16.6%)
3,451	Boot Barn Holdings, Inc.#	310,797
951	Choice Hotels International, Inc.	133,577
2,006	Dutch Bros, Inc. - Class A#	95,827
9,165	European Wax Center, Inc. - Class A	251,579
11,900	Everi Holdings, Inc.#	206,584
5,387	International Game Technology, PLC	117,598
1,641	Lithia Motors, Inc. - Class A	464,616
2,403	Lovesac Company#	105,347
743	Murphy USA, Inc.	173,565
5,222	Planet Fitness, Inc. - Class A#	417,917
153	Pool Corp.	61,999
528	TopBuild Corp.#	95,642
4,010	Wyndham Hotels & Resorts, Inc.	352,720
6,742	Xponential Fitness, Inc. - Class A#	139,694
		2,927,462
	Consumer Staples (2.4%)
703	BJ's Wholesale Club Holdings, Inc.#	45,238
997	Cal-Maine Foods, Inc.	53,569
2,087	Celsius Holdings, Inc.#	108,524
2,747	Chefs' Warehouse, Inc.#	100,540
1,278	MGP Ingredients, Inc.	116,720
		424,591
	Energy (15.0%)
1,934	Aspen Aerogels, Inc.#	41,774
4,629	Cactus, Inc. - Class A	231,126
5,359	California Resources Corp.	215,485
7,214	Clean Energy Fuels Corp.#	42,274
4,221	Diamondback Energy, Inc.	532,817
2,891	Matador Resources Company	141,139
3,715	NOV, Inc.	67,353
1,329	Oasis Petroleum, Inc.	176,305
34,351	Patterson-UTI Energy, Inc.	564,730
12,347	ProPetro Holding Corp.#	174,587
6,619	Range Resources Corp.#	198,173
9,519	RPC, Inc.#	98,427
8,738	US Silica Holdings, Inc.#	162,352
		2,646,542
	Financials (9.0%)
5,962	Brown & Brown, Inc.	369,525
3,369	BRP Group, Inc. - Class A#	77,891
948	Kinsale Capital Group, Inc.	210,162
NUMBER OF SHARES		VALUE
3,311	LPL Financial Holdings, Inc.	$622,038
3,565	Wintrust Financial Corp.	311,296
		1,590,912
	Health Care (15.0%)
3,162	Acadia Healthcare Company, Inc.#	214,637
585	Amedisys, Inc.#	74,675
4,143	Amphastar Pharmaceuticals, Inc.#	146,952
2,489	Axonics, Inc.#	128,980
2,167	Doximity, Inc. - Class A#	86,398
3,808	Harmony Biosciences Holdings, Inc.#	171,512
2,250	HealthEquity, Inc.#	140,220
3,409	Inotiv, Inc.#	48,578
1,513	Inspire Medical Systems, Inc.#	311,315
4,697	Intra-Cellular Therapies, Inc.#	237,715
938	iRhythm Technologies, Inc.#	115,721
2,368	Pacira BioSciences, Inc.#	176,582
2,527	Progyny, Inc.#	97,163
906	Shockwave Medical, Inc.#	136,924
6,845	Surgery Partners, Inc.#	350,190
2,205	Tandem Diabetes Care, Inc.#	212,739
		2,650,301
	Industrials (8.8%)
1,370	Advanced Drainage Systems, Inc.	140,370
981	Applied Industrial Technologies, Inc.	102,701
2,405	Axon Enterprise, Inc.#	269,841
1,245	Carlisle Companies, Inc.	322,903
1,916	Driven Brands Holdings, Inc.#	53,437
1,214	GXO Logistics, Inc.#	71,857
1,695	Montrose Environmental Group, Inc.#	76,902
10,932	Tecnoglass, Inc.	244,112
418	Tetra Tech, Inc.	58,219
6,734	Zurn Water Solutions Corp.	210,235
		1,550,577
	Information Technology (26.2%)
3,564	Azenta, Inc.	267,157
471	Bill.com Holdings, Inc.#	80,404
5,031	Box, Inc. - Class A#	154,049
448	Cloudflare, Inc. - Class A#	38,591
1,972	CyberArk Software, Ltd.#	309,880
1,245	Enphase Energy, Inc.#	200,943
1,725	ExlService Holdings, Inc.#	234,859
1,780	Gitlab, Inc. - Class A#	85,315
524	Globant, SA#	113,179
5,563	Harmonic, Inc.#	46,173
580	MongoDB, Inc. - Class A#	205,859

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani SMID Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
362	Monolithic Power Systems, Inc.	$141,991
2,819	Paylocity Holding Corp.#	534,567
1,853	Rapid7, Inc.#	176,999
1,738	SiTime Corp.#	292,975
5,720	Sprout Social, Inc. - Class A#	350,522
6,518	Stratasys, Ltd.#	126,384
8,920	Switch, Inc. - Class A	266,351
3,574	TaskUS, Inc. - Class A#	103,253
6,076	Tenable Holdings, Inc.#	335,577
5,170	UserTesting, Inc.#	40,378
5,566	Varonis Systems, Inc. - Class B#	240,451
1,361	WNS Holdings, Ltd.#	106,662
8,259	Zeta Global Holdings Corp. - Class A#	89,445
445	Zscaler, Inc.#	90,219
		4,632,183
NUMBER OF SHARES		VALUE
	Materials (2.1%)
1,487	Crown Holdings, Inc.	$163,629
2,238	MP Materials Corp.#	85,134
1,080	Sealed Air Corp.	69,347
1,729	Summit Materials, Inc. - Class A#	48,066
		366,176
	TOTAL COMMON STOCKS (Cost $16,205,487)	17,169,546
	TOTAL INVESTMENTS (97.3%) (Cost $16,205,487)	17,169,546
OTHER ASSETS, LESS LIABILITIES (2.7%)		478,808
NET ASSETS (100.0%)		$17,648,354

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.2%)
	Communication Services (10.8%)
40,838	Alphabet, Inc. - Class A#~	$93,200,075
373,017	Lyft, Inc. - Class A#	12,160,354
164,276	Meta Platforms, Inc. - Class A#	32,932,410
20,990	Netflix, Inc.#	3,995,656
13,990	ROBLOX Corp. - Class A#^	428,794
9,400	Roku, Inc.#	873,260
120,080	ZipRecruiter, Inc. - Class A#	2,703,001
		146,293,550
	Consumer Discretionary (19.6%)
2,322	Airbnb, Inc. - Class A#	355,754
37,065	Amazon.com, Inc.#	92,129,876
24,499	Boot Barn Holdings, Inc.#	2,206,380
86,897	Caesars Entertainment, Inc.#	5,759,533
5,540	Chipotle Mexican Grill, Inc. - Class A#	8,064,079
6,753	Choice Hotels International, Inc.	948,526
44,145	Dollar Tree, Inc.#	7,171,355
14,263	Dutch Bros, Inc. - Class A#^	681,344
64,815	European Wax Center, Inc. - Class A^	1,779,172
84,470	Everi Holdings, Inc.#	1,466,399
24,716	Home Depot, Inc.	7,424,686
32,689	Honeywell International, Inc.	6,325,648
38,295	International Game Technology, PLC^	835,980
147,959	Las Vegas Sands Corp.#	5,242,187
11,628	Lithia Motors, Inc. - Class A	3,292,236
17,054	Lovesac Company#	747,647
42,723	Lululemon Athletica, Inc.#	15,150,857
5,268	Murphy USA, Inc.	1,230,605
154,430	NIKE, Inc. - Class B	19,257,421
37,064	Planet Fitness, Inc. - Class A#	2,966,232
1,104	Pool Corp.	447,363
76,290	Royal Caribbean Cruises, Ltd.#^	5,930,022
69,958	Tesla, Inc.#	60,916,628
3,751	TopBuild Corp.#	679,456
30,225	Ulta Beauty, Inc.#	11,993,280
28,357	Wyndham Hotels & Resorts, Inc.	2,494,282
47,841	Xponential Fitness, Inc. - Class A#	991,266
		266,488,214
	Consumer Staples (2.9%)
4,983	BJ's Wholesale Club Holdings, Inc.#	320,656
7,086	Cal-Maine Foods, Inc.	380,731
14,817	Celsius Holdings, Inc.#^	770,484
19,419	Chefs' Warehouse, Inc.#	710,735
42,082	Constellation Brands, Inc. - Class A	10,355,959
24,005	Estee Lauder Companies Inc. - Class A	6,338,760
9,061	MGP Ingredients, Inc.^	827,541
NUMBER OF SHARES		VALUE
130,351	Sysco Corp.	$11,142,404
51,898	Walmart, Inc.	7,939,875
		38,787,145
	Energy (1.9%)
13,673	Aspen Aerogels, Inc.#	295,337
32,860	Cactus, Inc. - Class A	1,640,700
38,040	California Resources Corp.	1,529,588
51,124	Clean Energy Fuels Corp.#	299,587
29,912	Diamondback Energy, Inc.	3,775,792
38,333	Hess Corp.	3,950,982
20,548	Matador Resources Company	1,003,153
26,274	NOV, Inc.	476,348
9,421	Oasis Petroleum, Inc.	1,249,790
243,830	Patterson-UTI Energy, Inc.	4,008,565
16,319	Pioneer Natural Resources Company	3,793,678
87,644	ProPetro Holding Corp.#	1,239,286
46,898	Range Resources Corp.#	1,404,126
67,565	RPC, Inc.#	698,622
61,796	US Silica Holdings, Inc.#	1,148,170
		26,513,724
	Financials (5.6%)
79,696	American Express Company~	13,923,688
101,681	Apollo Global Management, Inc.	5,059,646
42,321	Brown & Brown, Inc.	2,623,056
23,866	BRP Group, Inc. - Class A#	551,782
106,710	Charles Schwab Corp.	7,078,074
21,867	Goldman Sachs Group, Inc.	6,680,150
484,767	Huntington Bancshares, Inc.	6,374,686
6,730	Kinsale Capital Group, Inc.	1,491,974
23,538	LPL Financial Holdings, Inc.	4,422,084
53,161	Marsh & McLennan Companies, Inc.	8,596,134
526,752	SLM Corp.	8,812,561
195,344	Wells Fargo & Company	8,522,859
25,269	Wintrust Financial Corp.	2,206,489
		76,343,183
	Health Care (10.0%)
22,360	Acadia Healthcare Company, Inc.#	1,517,797
23,763	Align Technology, Inc.#	6,889,131
4,145	Amedisys, Inc.#	529,109
29,409	Amphastar Pharmaceuticals, Inc.#	1,043,137
17,667	Axonics, Inc.#	915,504
185,140	Boston Scientific Corp.#	7,796,245
124,951	Bristol-Myers Squibb Company	9,405,062
66,832	Danaher Corp.~	16,783,520
40,529	Dexcom, Inc.#	16,559,339
15,324	Doximity, Inc. - Class A#^	610,968
72,250	Edwards Lifesciences Corp.#	7,642,605

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
67,596	Eli Lilly & Company	$19,746,820
26,982	Harmony Biosciences Holdings, Inc.#^	1,215,269
15,942	HealthEquity, Inc.#	993,506
24,109	Inotiv, Inc.#^	343,553
10,759	Inspire Medical Systems, Inc.#	2,213,772
33,343	Intra-Cellular Therapies, Inc.#	1,687,489
45,484	IQVIA Holdings, Inc.#	9,915,057
6,661	iRhythm Technologies, Inc.#	821,768
41,081	Jazz Pharmaceuticals, PLC#	6,581,998
16,781	Pacira BioSciences, Inc.#	1,251,359
17,898	Progyny, Inc.#	688,178
6,430	Shockwave Medical, Inc.#^	971,766
48,585	Surgery Partners, Inc.#^	2,485,609
15,594	Tandem Diabetes Care, Inc.#	1,504,509
30,059	Thermo Fisher Scientific, Inc.	16,620,222
		136,733,292
	Industrials (5.8%)
9,708	Advanced Drainage Systems, Inc.	994,682
328,417	Air Lease Corp. - Class A	13,228,637
6,937	Applied Industrial Technologies, Inc.	726,235
17,042	Axon Enterprise, Inc.#	1,912,112
19,529	Boeing Company#	2,906,696
8,808	Carlisle Companies, Inc.	2,284,443
321,633	CSX Corp.	11,044,877
13,567	Driven Brands Holdings, Inc.#	378,384
8,603	GXO Logistics, Inc.#	509,212
24,326	L3Harris Technologies, Inc.	5,649,957
12,051	Montrose Environmental Group, Inc.#^	546,754
127,728	Raytheon Technologies Corp.	12,122,664
77,713	Tecnoglass, Inc.	1,735,331
2,965	Tetra Tech, Inc.	412,965
483,973	Uber Technologies, Inc.#	15,235,470
33,541	Union Pacific Corp.	7,858,321
47,729	Zurn Water Solutions Corp.	1,490,099
		79,036,839
	Information Technology (40.4%)
18,364	Adobe, Inc.#	7,271,226
770,528	Apple, Inc.	121,473,739
112,315	Applied Materials, Inc.	12,393,960
1,725	ASML Holding, NV	972,503
25,301	Azenta, Inc.	1,896,563
3,339	Bill.com Holdings, Inc.#^	570,001
35,655	Box, Inc. - Class A#	1,091,756
14,086	Braze, Inc. - Class A#	566,116
3,183	Cloudflare, Inc. - Class A#	274,184
13,979	CyberArk Software, Ltd.#^	2,196,660
NUMBER OF SHARES		VALUE
20,545	Datadog, Inc. - Class A#	$2,481,425
8,827	Enphase Energy, Inc.#	1,424,678
12,196	ExlService Holdings, Inc.#	1,660,485
22,277	Gitlab, Inc. - Class A#	1,067,737
3,723	Globant, SA#	804,131
39,426	Harmonic, Inc.#^	327,236
197,084	Marvell Technology, Inc.	11,446,639
141,074	Micron Technology, Inc.	9,619,836
583,385	Microsoft Corp.~	161,901,005
4,115	MongoDB, Inc. - Class A#^	1,460,537
2,569	Monolithic Power Systems, Inc.	1,007,665
267,340	NVIDIA Corp.	49,583,550
44,036	Paycom Software, Inc.#	12,394,813
19,981	Paylocity Holding Corp.#	3,788,997
13,172	Rapid7, Inc.#^	1,258,189
160,205	salesforce.com, Inc.#~	28,186,468
29,921	ServiceNow, Inc.#	14,305,230
12,319	SiTime Corp.#	2,076,614
59,374	Snowflake, Inc.- Class A#	10,179,079
40,595	Sprout Social, Inc. - Class A#^	2,487,662
46,156	Stratasys, Ltd.#	894,965
63,317	Switch, Inc. - Class A	1,890,646
25,313	TaskUS, Inc. - Class A#^	731,293
43,185	Tenable Holdings, Inc.#	2,385,107
27,500	Teradyne, Inc.	2,900,150
35,045	Trade Desk, Inc. - Class A#	2,064,851
107,631	Twilio, Inc. - Class A#	12,035,298
55,521	UnitedHealth Group, Inc.	28,235,204
11,440	Unity Software, Inc.#^	759,730
36,643	UserTesting, Inc.#^	286,182
39,566	Varonis Systems, Inc. - Class B#^	1,709,251
120,811	Visa, Inc. - Class A	25,748,448
9,664	WNS Holdings, Ltd. - Class A#	757,368
58,715	Zeta Global Holdings Corp. - Class A#	635,883
13,155	Zscaler, Inc.#^	2,667,045
		549,870,105
	Materials (2.2%)
63,817	Celanese Corp.	9,377,270
10,555	Crown Holdings, Inc.	1,161,472
56,017	Linde, PLC	17,475,063
15,861	MP Materials Corp.#^	603,353
7,768	Sealed Air Corp.	498,783
12,254	Summit Materials, Inc. - Class A#	340,661
		29,456,602
	TOTAL COMMON STOCKS (Cost $971,273,024)	1,349,522,654

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.3%)#
	Information Technology (0.1%)
200	Tesla, Inc.
17,415,200	Put, 05/13/22, Strike $870.00	$994,000
70	Twilio, Inc.
782,740	Call, 01/20/23, Strike $300.00	9,450
		1,003,450
	Other (0.2%)
3,000	Invesco QQQ Trust Series
93,975,000	Put, 05/06/22, Strike $322.00	3,408,000
	TOTAL PURCHASED OPTIONS (Cost $2,951,956)	4,411,450
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.0%)
5,205,238	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***†	5,205,238
8,624,405	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%†	8,624,405
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $13,829,643)	13,829,643
	TOTAL INVESTMENTS (100.5%) (Cost $988,054,623)	1,367,763,747
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.0%)		(13,829,643)
OTHER ASSETS, LESS LIABILITIES (0.5%)		6,628,732
NET ASSETS (100.0%)		$1,360,562,836
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.1%)#
	Information Technology (0.0%)
200	Tesla, Inc.
17,415,200	Put, 05/13/22, Strike $770.00	$(291,000)
	Other (-0.1%)
3,000	Invesco QQQ Trust Series
93,975,000	Put, 05/06/22, Strike $295.00	(549,000)
	TOTAL WRITTEN OPTIONS (Premium $659,688)	(840,000)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $21,553,234.

^  Security, or portion of security, is on loan.

***  The rate disclosed is the 7 day net yield as of April 30, 2022.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (16.5%)
	Communication Services (2.1%)
6,963,000	Liberty Media Corp. 1.375%, 10/15/23	$9,080,031
2,275,000	0.500%, 12/01/50*	2,970,558
8,050,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	13,677,433
13,805,000	Live Nation Entertainment, Inc. 2.000%, 02/15/25	16,616,112
3,000,000	Match Group Financeco 2, Inc.* 0.875%, 06/15/26	3,428,010
2,500,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	3,044,000
3,520,000	Twitter, Inc. 0.250%, 06/15/24	3,804,346
		52,620,490
	Consumer Discretionary (3.6%)
14,085,000	Airbnb, Inc. 0.000%, 03/15/26	13,021,160
13,861,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	19,412,608
4,270,000	DISH Network Corp. 0.000%, 12/15/25	3,907,989
3,575,000	Etsy, Inc.^ 0.125%, 09/01/27	3,140,173
18,610,000	Ford Motor Company 0.000%, 03/15/26	19,875,666
7,235,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	7,706,432
6,185,000	Shake Shack, Inc. 0.000%, 03/01/28	4,792,571
325,000	Tesla, Inc. 2.000%, 05/15/24	4,558,746
3,790,000	Under Armour, Inc. 1.500%, 06/01/24	5,900,803
9,200,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	8,731,536
		91,047,684
	Energy (1.3%)
3,995,000	EQT Corp. 1.750%, 05/01/26	10,898,160
9,355,000	Pioneer Natural Resources Company 0.250%, 05/15/25	20,678,573
		31,576,733
	Financials (0.2%)
3,950,000	Ares Capital Corp.^ 4.625%, 03/01/24	4,328,608
	Health Care (2.6%)
2,325,000	CONMED Corp. 2.625%, 02/01/24	3,631,604
PRINCIPAL AMOUNT		VALUE
8,595,000	Dexcom, Inc.^ 0.250%, 11/15/25	$9,050,105
3,899,000	Envista Holdings Corp.^ 2.375%, 06/01/25	7,681,966
3,272,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27	2,853,053
3,365,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	3,437,146
12,670,000	Jazz Investments I, Ltd.^ 2.000%, 06/15/26	15,502,885
5,250,000	Omnicell, Inc. 0.250%, 09/15/25	6,496,717
9,355,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	11,222,164
4,400,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	4,870,316
		64,745,956
	Industrials (2.9%)
3,950,000	Air Transport Services Group, Inc.^ 1.125%, 10/15/24	4,474,915
1,300,000	Chart Industries, Inc.*^ 1.000%, 11/15/24	3,788,954
14,230,000	John Bean Technologies Corp.* 0.250%, 05/15/26	13,469,976
8,645,000	Middleby Corp. 1.000%, 09/01/25	11,394,715
20,125,000	Southwest Airlines Company 1.250%, 05/01/25	27,540,257
13,615,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	11,759,412
		72,428,229
	Information Technology (3.2%)
3,400,000	Akamai Technologies, Inc. 0.375%, 09/01/27	3,766,656
6,326,000	Bill.com Holdings, Inc.*^ 0.000%, 04/01/27	5,378,555
3,195,000	CyberArk Software, Ltd. 0.000%, 11/15/24	3,808,728
1,960,000	Datadog, Inc. 0.125%, 06/15/25	2,952,446
5,125,000	Enphase Energy, Inc. 0.000%, 03/01/26	4,822,881
4,990,000	0.000%, 03/01/28^	4,731,069
11,597,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	12,466,775
2,235,000	Nova, Ltd. 0.000%, 10/15/25	3,204,252
12,675,000	ON Semiconductor Corp.* 0.000%, 05/01/27	15,153,850
3,825,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	7,334,361

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth and Income Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
4,450,000	Perficient, Inc.* 0.125%, 11/15/26	$3,844,444
3,322,000	Silicon Laboratories, Inc.^ 0.625%, 06/15/25	4,236,680
4,725,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	4,779,999
2,255,000	Workday, Inc. 0.250%, 10/01/22	3,176,122
		79,656,818
	Materials (0.2%)
2,843,000	Lithium Americas Corp.*^ 1.750%, 01/15/27	2,621,872
2,485,000	MP Materials Corp.* 0.250%, 04/01/26	2,769,557
		5,391,429
	Real Estate (0.4%)
8,036,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	9,129,217
	TOTAL CONVERTIBLE BONDS (Cost $360,357,723)	410,925,164
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (6.3%)
	Communication Services (1.0%)
23,610	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	25,980,822
	Consumer Discretionary (0.5%)
106,325	Aptiv, PLC 5.500%, 06/15/23	13,142,833
	Financials (0.6%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,197,155
154,380	KKR & Company, Inc.^ 6.000%, 09/15/23	10,121,153
		14,318,308
	Health Care (1.0%)
68,515	Avantor, Inc. 6.250%, 05/15/22	6,648,010
118,375	Boston Scientific Corp.^ 5.500%, 06/01/23	13,358,619
17,665	Stryker Corp.	4,261,858
		24,268,487
	Industrials (0.1%)
12,540	FedEx Corp.	2,492,200
	Information Technology (0.9%)
12,805	Broadcom, Inc. 8.000%, 09/30/22	22,338,323
NUMBER OF SHARES		VALUE
	Utilities (2.2%)
103,395	AES Corp.^ 6.875%, 02/15/24	$8,954,007
80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	3,616,338
140,435	Dominion Energy, Inc. 7.250%, 06/01/22	14,168,487
328,535	DTE Energy Company 6.250%, 11/01/22	17,215,234
113,060	NextEra Energy, Inc. 4.872%, 09/01/22	6,043,057
88,405	6.219%, 09/01/23^	4,182,440
		54,179,563
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $138,555,258)	156,720,536
COMMON STOCKS (67.9%)
	Communication Services (6.0%)
39,080	Alphabet, Inc. - Class A#~	89,187,985
321,635	Comcast Corp. - Class A	12,788,208
139,280	Meta Platforms, Inc. - Class A#	27,921,461
27,710	Netflix, Inc.#	5,274,876
126,745	Walt Disney Company#	14,148,544
		149,321,074
	Consumer Discretionary (7.5%)
28,060	Amazon.com, Inc.#	69,746,778
2,975	Booking Holdings, Inc.#	6,575,672
104,245	General Motors Company#~	3,951,928
58,510	Home Depot, Inc.	17,576,404
33,625	Lowe's Companies, Inc.	6,648,671
47,685	McDonald's Corp.	11,881,195
207,960	MGM Resorts International	8,534,678
100,640	NIKE, Inc. - Class B	12,549,808
66,830	Starbucks Corp.	4,988,191
17,995	Target Corp.	4,114,557
28,600	Tesla, Inc.#	24,903,736
100,120	TJX Companies, Inc.	6,135,354
21,935	Ulta Beauty, Inc.#	8,703,808
		186,310,780
	Consumer Staples (5.5%)
408,935	Coca-Cola Company	26,421,290
28,785	Costco Wholesale Corp.	15,305,560
29,190	Estee Lauder Companies Inc. - Class A	7,707,912
215,050	Mondelez International, Inc. - Class A	13,866,424
98,075	PepsiCo, Inc.	16,840,458

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
155,005	Philip Morris International, Inc.	$15,500,500
152,560	Procter & Gamble Company	24,493,508
117,332	Walmart, Inc.	17,950,623
		138,086,275
	Energy (3.8%)
136,015	Chevron Corp.	21,309,470
173,435	ConocoPhillips	16,566,511
258,910	Exxon Mobil Corp.	22,072,078
76,190	Hess Corp.	7,852,903
111,565	Marathon Petroleum Corp.	9,735,162
141,440	Schlumberger, NV	5,517,574
140,095	Sysco Corp.	11,975,321
		95,029,019
	Financials (8.1%)
39,170	American Express Company	6,843,391
99,710	American International Group, Inc.	5,834,032
43,888	Assurant, Inc.	7,982,349
550,810	Bank of America Corp.	19,652,901
9,110	BlackRock, Inc.	5,690,835
185,505	Charles Schwab Corp.	12,304,547
64,430	Chubb, Ltd.	13,301,573
106,880	Citigroup, Inc.	5,152,685
84,145	Discover Financial Services	9,462,947
21,995	Goldman Sachs Group, Inc.	6,719,253
363,495	Huntington Bancshares, Inc.	4,779,959
111,325	Intercontinental Exchange, Inc.	12,892,548
212,245	JPMorgan Chase & Company	25,333,563
521,880	KeyCorp	10,077,503
122,180	Marsh & McLennan Companies, Inc.	19,756,506
236,405	Morgan Stanley	19,051,879
37,360	Northern Trust Corp.	3,849,948
320,775	Wells Fargo & Company~	13,995,413
		202,681,832
	Health Care (9.0%)
162,065	Abbott Laboratories~	18,394,377
154,825	AbbVie, Inc.	22,740,696
29,560	Anthem, Inc.	14,837,051
165,000	Bristol-Myers Squibb Company	12,419,550
57,103	Danaher Corp.	14,340,276
42,885	Eli Lilly & Company	12,527,995
19,455	Intuitive Surgical, Inc.#	4,655,582
203,220	Johnson & Johnson	36,673,081
156,780	Medtronic, PLC	16,361,561
NUMBER OF SHARES		VALUE
318,945	Pfizer, Inc.	$15,650,631
17,705	Thermo Fisher Scientific, Inc.	9,789,449
92,715	UnitedHealth Group, Inc.	47,150,213
		225,540,462
	Industrials (5.2%)
813,840	CSX Corp.	27,947,266
120,840	Honeywell International, Inc.	23,383,748
87,210	JB Hunt Transport Services, Inc.	14,899,828
48,875	Northrop Grumman Corp.	21,475,675
353,765	Raytheon Technologies Corp.	33,575,836
42,150	Union Pacific Corp.	9,875,324
		131,157,677
	Information Technology (19.2%)
57,015	Accenture, PLC - Class A	17,125,025
25,705	Adobe, Inc.#	10,177,895
37,580	Advanced Micro Devices, Inc.#	3,213,842
982,945	Apple, Inc.	154,961,279
185,485	Cisco Systems, Inc.	9,085,055
100,905	Fidelity National Information Services, Inc.	10,004,731
29,800	Lam Research Corp.	13,879,648
61,095	Mastercard, Inc. - Class A	22,200,701
78,250	Micron Technology, Inc.	5,335,868
486,955	Microsoft Corp.~	135,139,752
186,720	NVIDIA Corp.	34,630,958
42,205	QUALCOMM, Inc.	5,895,616
72,820	salesforce.com, Inc.#	12,811,951
18,370	ServiceNow, Inc.#	8,782,697
168,980	Visa, Inc. - Class A	36,014,707
		479,259,725
	Materials (2.6%)
67,965	Celanese Corp.	9,986,777
373,945	Freeport-McMoRan, Inc.	15,163,470
90,600	Linde, PLC	28,263,576
81,855	PPG Industries, Inc.	10,476,621
		63,890,444
	Real Estate (1.0%)
60,195	American Tower Corp.	14,508,199
235,058	Invitation Homes, Inc.	9,360,010
		23,868,209
	TOTAL COMMON STOCKS (Cost $829,612,654)	1,695,145,497

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth and Income Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUND (0.4%)
	Other (0.4%)
145,650	iShares MSCI EAFE ETF^ (Cost $10,672,367)	$9,997,416
PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.6%)
15,505,000	United States Treasury Note^ 2.250%, 03/31/24 (Cost $15,415,281)	15,373,571
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.3%)#
	Consumer Discretionary (0.1%)
162	Tesla, Inc.
14,106,312	Call, 09/16/22, Strike $950.00	1,713,960
		1,713,960
	Financials (0.0%)
380	Berkshire Hathaway, Inc.
12,267,540	Call, 09/16/22, Strike $340.00	406,600
		406,600
	Other (0.2%)
11,115	iShares MSCI EAFE ETF
76,293,360	Call, 09/16/22, Strike $78.00	316,777
3,065	iShares Russell 2000 ETF
56,687,175	Call, 09/16/22, Strike $200.00	2,179,215
155	S&P 500 Index
64,044,915	Put, 06/30/22, Strike $4,200.00	3,230,975
		5,726,967
	TOTAL PURCHASED OPTIONS (Cost $12,187,653)	7,847,527
	NUMBER OF SHARES/ PRINCIPAL AMOUNT	VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.0%)
52,491,738	JPMorgan Prime Money Market Fund - Capital Class, 0.400%***† (Cost $52,491,738)	$52,491,738
47,802,604	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $47,802,604)	47,802,604
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $100,294,342)	100,294,342
	TOTAL INVESTMENTS (96.0%) (Cost $1,467,095,278)	2,396,304,053
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.0%)		(100,294,342)
OTHER ASSETS, LESS LIABILITIES (8.0%)		201,162,978
NET ASSETS (100.0%)		$2,497,172,689

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2022.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $9,851,611.

***  The rate disclosed is the 7 day net yield as of April 30, 2022.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Dividend Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.6%)
	Consumer Discretionary (0.6%)
875	Aptiv, PLC 5.500%, 06/15/23	$108,159
	Health Care (1.0%)
485	Avantor, Inc. 6.250%, 05/15/22	47,059
1,015	Boston Scientific Corp.^ 5.500%, 06/01/23	114,543
		161,602
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $346,910)	269,761
COMMON STOCKS (94.7%)
	Communication Services (7.6%)
290	Alphabet, Inc. - Class C#	666,806
1,466	AT&T, Inc.	27,649
3,170	Comcast Corp. - Class A	126,039
155	Live Nation Entertainment, Inc.#	16,256
1,070	Meta Platforms, Inc. - Class A#	214,503
210	Netflix, Inc.#	39,976
880	T-Mobile US, Inc.#	108,363
875	Walt Disney Company#	97,676
		1,297,268
	Consumer Discretionary (12.0%)
210	Amazon.com, Inc.#	521,982
58	Booking Holdings, Inc.#	128,198
6,250	Ford Motor Company	88,500
640	General Motors Company#	24,262
410	Home Depot, Inc.	123,164
440	Lowe's Companies, Inc.	87,001
560	McDonald's Corp.	139,530
2,715	MGM Resorts International	111,424
1,255	NIKE, Inc. - Class B	156,499
725	Starbucks Corp.	54,114
340	Target Corp.	77,741
315	Tesla, Inc.#	274,289
2,265	TJX Companies, Inc.	138,799
180	Ulta Beauty, Inc.#	71,424
1,185	Under Armour, Inc. - Class A#	18,202
155	Vail Resorts, Inc.	39,395
		2,054,524
	Consumer Staples (7.5%)
3,090	Coca-Cola Company	199,645
235	Costco Wholesale Corp.	124,954
210	Estee Lauder Companies Inc. - Class A	55,452
NUMBER OF SHARES		VALUE
1,510	Mondelez International, Inc. - Class A	$97,365
1,015	PepsiCo, Inc.	174,286
1,250	Philip Morris International, Inc.	125,000
1,115	Procter & Gamble Company	179,013
2,035	Sysco Corp.	173,952
1,080	Walmart, Inc.	165,229
		1,294,896
	Energy (5.3%)
860	Chevron Corp.	134,736
2,310	ConocoPhillips	220,651
2,505	Exxon Mobil Corp.	213,551
650	Hess Corp.	66,996
1,250	Marathon Petroleum Corp.	109,075
550	Pioneer Natural Resources Company	127,859
1,000	Schlumberger, NV	39,010
		911,878
	Financials (10.1%)
645	American Express Company	112,688
360	American International Group, Inc.	21,064
520	Assurant, Inc.	94,578
4,220	Bank of America Corp.	150,570
65	BlackRock, Inc.	40,604
1,695	Charles Schwab Corp.	112,429
520	Chubb, Ltd.	107,354
1,015	Citigroup, Inc.	48,933
700	Discover Financial Services	78,722
200	Goldman Sachs Group, Inc.	61,098
4,430	Huntington Bancshares, Inc.	58,255
945	Intercontinental Exchange, Inc.	109,440
1,635	JPMorgan Chase & Company	195,154
3,350	KeyCorp	64,688
795	Marsh & McLennan Companies, Inc.	128,551
1,865	Morgan Stanley	150,300
430	Northern Trust Corp.	44,312
3,590	Wells Fargo & Company	156,632
		1,735,372
	Health Care (13.4%)
1,830	Abbott Laboratories	207,705
1,680	AbbVie, Inc.	246,758
280	Anthem, Inc.	140,540
2,470	Bristol-Myers Squibb Company	185,917
465	Danaher Corp.	116,775
60	Dexcom, Inc.#	24,515
630	Eli Lilly & Company	184,042
1,700	Johnson & Johnson	306,782
1,445	Medtronic, PLC	150,800

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Dividend Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
4,250	Pfizer, Inc.	$208,548
230	Stryker Corp.	55,490
185	Thermo Fisher Scientific, Inc.	102,290
725	UnitedHealth Group, Inc.	368,699
		2,298,861
	Industrials (7.1%)
6,450	CSX Corp.	221,493
185	FedEx Corp.	36,767
785	Fortive Corp.	45,138
840	Honeywell International, Inc.	162,548
575	JB Hunt Transport Services, Inc.	98,239
255	John Bean Technologies Corp.	30,062
325	Northrop Grumman Corp.	142,805
2,330	Raytheon Technologies Corp.	221,140
3,815	Southwest Airlines Company#	178,237
370	Union Pacific Corp.	86,687
		1,223,116
	Information Technology (26.3%)
615	Accenture, PLC - Class A	184,721
180	Adobe, Inc.#	71,271
8,060	Apple, Inc.	1,270,659
575	Applied Materials, Inc.	63,451
410	Broadcom, Inc.	227,300
2,090	Cisco Systems, Inc.	102,368
820	Fidelity National Information Services, Inc.	81,303
1,030	Intel Corp.	44,898
265	Intuit, Inc.	110,969
150	Lam Research Corp.	69,864
565	Mastercard, Inc. - Class A	205,310
1,050	Microchip Technology, Inc.	68,460
530	Micron Technology, Inc.	36,141
3,875	Microsoft Corp.	1,075,390
1,430	NVIDIA Corp.	265,222
1,430	Oracle Corp.	104,962
410	QUALCOMM, Inc.	57,273
500	salesforce.com, Inc.#	87,970
120	ServiceNow, Inc.#	57,372
515	Texas Instruments, Inc.	87,679
1,190	Visa, Inc. - Class A	253,624
		4,526,207
	Materials (2.8%)
680	Celanese Corp.	99,919
2,570	Freeport-McMoRan, Inc.	104,214
615	Linde, PLC	191,855
555	PPG Industries, Inc.	71,035
75	Sherwin-Williams Company	20,622
		487,645
NUMBER OF SHARES		VALUE
	Real Estate (0.7%)
345	American Tower Corp.	$83,152
720	Invitation Homes, Inc.	28,670
		111,822
	Utilities (1.9%)
3,590	AES Corp.	73,308
960	Dominion Energy, Inc.	78,374
885	DTE Energy Company	115,970
935	NextEra Energy, Inc.	66,404
		334,056
	TOTAL COMMON STOCKS (Cost $10,151,070)	16,275,645
EXCHANGE-TRADED FUNDS (1.3%)
	Other (1.3%)
1,145	iShares MSCI EAFE ETF^	78,592
535	iShares Nasdaq Biotechnology ETF	62,408
450	iShares Russell 2000 ETF^	83,227
	TOTAL EXCHANGE-TRADED FUNDS (Cost $255,213)	224,227
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
135,769	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $135,769)	135,769
	TOTAL INVESTMENTS (98.4%) (Cost $10,888,962)	16,905,402
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)		(135,769)
OTHER ASSETS, LESS LIABILITIES (2.4%)		410,994
NET ASSETS (100.0%)		$17,180,627

NOTES TO SCHEDULE OF INVESTMENTS

^  Security, or portion of security, is on loan.

#  Non-income producing security.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

See accompanying Notes to Schedule of Investments

www.calamos.com

Select Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (95.4%)
	Communication Services (9.1%)
853	Alphabet, Inc. - Class A#	$1,946,708
3,471	Meta Platforms, Inc. - Class A#	695,832
4,784	T-Mobile US, Inc.#	589,102
9,841	Verizon Communications, Inc.	455,638
2,954	Walt Disney Company#	329,755
		4,017,035
	Consumer Discretionary (10.3%)
652	Amazon.com, Inc.#	1,620,631
3,172	Aptiv, PLC#	337,501
1,206	Lululemon Athletica, Inc.#	427,684
5,279	NIKE, Inc. - Class B	658,291
4,333	Starbucks Corp.	323,415
903	Tesla, Inc.#	786,296
6,286	TJX Companies, Inc.	385,206
		4,539,024
	Consumer Staples (7.7%)
10,971	Coca-Cola Company	708,836
2,806	Constellation Brands, Inc. - Class A	690,529
1,757	Estee Lauder Companies Inc. - Class A	463,953
7,644	Mondelez International, Inc. - Class A	492,885
6,791	Walmart, Inc.	1,038,955
		3,395,158
	Energy (5.7%)
7,824	Chevron Corp.	1,225,786
5,604	Hess Corp.	577,604
8,508	Sysco Corp.	727,264
		2,530,654
	Financials (10.4%)
4,715	American Express Company	823,758
17,705	Bank of America Corp.	631,714
3,871	Charles Schwab Corp.	256,764
2,111	Chubb, Ltd.	435,816
2,209	Goldman Sachs Group, Inc.	674,828
31,682	Huntington Bancshares, Inc.	416,618
4,232	Marsh & McLennan Companies, Inc.	684,314
15,502	Wells Fargo & Company	676,352
		4,600,164
	Health Care (14.7%)
11,247	Boston Scientific Corp.#	473,611
11,897	Bristol-Myers Squibb Company	895,487
3,614	Danaher Corp.	907,584
820	Dexcom, Inc.#	335,036
4,187	Edwards Lifesciences Corp.#	442,901
3,821	Eli Lilly & Company	1,116,229
NUMBER OF SHARES		VALUE
1,865	IQVIA Holdings, Inc.#	$406,551
3,682	Jazz Pharmaceuticals, PLC#	589,930
2,609	UnitedHealth Group, Inc.	1,326,807
		6,494,136
	Industrials (10.0%)
9,320	Air Lease Corp. - Class A	375,410
1,110	Boeing Company#	165,212
21,934	CSX Corp.	753,213
2,809	Honeywell International, Inc.	543,570
6,693	Raytheon Technologies Corp.	635,233
9,608	Southwest Airlines Company#	448,886
11,405	Uber Technologies, Inc.#	359,029
1,858	Union Pacific Corp.	435,311
4,434	Waste Management, Inc.	729,127
		4,444,991
	Information Technology (22.5%)
1,377	Accenture, PLC - Class A	413,596
20,549	Apple, Inc.	3,239,550
5,622	Micron Technology, Inc.	383,364
10,404	Microsoft Corp.	2,887,318
5,318	NVIDIA Corp.	986,329
1,211	Paycom Software, Inc.#	340,860
3,421	salesforce.com, Inc.#	601,891
1,920	Twilio, Inc. - Class A#	214,694
4,020	Visa, Inc. - Class A	856,783
		9,924,385
	Materials (2.6%)
3,009	Celanese Corp. - Class A	442,143
2,214	Linde, PLC	690,679
		1,132,822
	Utilities (2.4%)
6,049	Dominion Energy, Inc.	493,840
8,038	NextEra Energy, Inc.	570,859
		1,064,699
	TOTAL COMMON STOCKS (Cost $32,289,508)	42,143,068
	TOTAL INVESTMENTS (95.4%) (Cost $32,289,508)	42,143,068
OTHER ASSETS, LESS LIABILITIES (4.6%)		2,022,969
NET ASSETS (100.0%)		$44,166,037

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

International Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.3%)
		Communication Services (4.1%)
40,200	EUR	CTS Eventim, AG & Company KGaA#	$2,759,170
151,600	ZAR	MTN Group, Ltd.	1,607,869
4,700		Sea, Ltd.#	388,972
802,000	SGD	Singapore Telecommunications, Ltd.	1,600,627
53,700	HKD	Tencent Holdings, Ltd.	2,530,606
			8,887,244
		Consumer Discretionary (17.1%)
26,762		Alibaba Group Holding, Ltd.#~	2,598,323
39,500		Aptiv, PLC#~	4,202,800
2,050		Booking Holdings, Inc.#	4,531,135
204,700	GBP	Compass Group, PLC	4,319,546
74,000	AUD	Flight Centre Travel Group, Ltd.#^	1,155,644
86,024	AUD	IDP Education, Ltd.^	1,595,866
4,109	HKD	JD.com, Inc. - Class A#	128,113
1,850		Lululemon Athletica, Inc.#	656,066
8,800	EUR	LVMH Moet Hennessy Louis Vuitton, SE	5,694,788
136,000	EUR	Melia Hotels International, SA#	1,124,763
650		MercadoLibre, Inc.#	632,860
23,400	JPY	Oriental Land Company, Ltd.	3,539,720
29,300	EUR	Publicis Groupe, SA	1,759,074
551,200	HKD	Sands China, Ltd.#	1,214,941
42,400	JPY	Sony Corp.	3,659,163
160,000	AUD	Webjet, Ltd.#^	663,868
			37,476,670
		Consumer Staples (4.6%)
61,300	GBP	Diageo, PLC	3,058,187
32,700	CHF	Nestle, SA	4,221,376
65,200	JPY	Seven & i Holdings Company, Ltd.	2,882,941
			10,162,504
		Energy (4.6%)
76,600	CAD	Canadian Natural Resources, Ltd.^	4,740,953
66,400	NOK	Equinor, ASA	2,244,291
77,100		Schlumberger, NV	3,007,671
			9,992,915
		Financials (13.7%)
472,200	HKD	AIA Group, Ltd.	4,638,778
255,000	EUR	Bank of Ireland Group, PLC#	1,545,480
20,300	CAD	Bank of Montreal^	2,152,386
139,600	SGD	DBS Group Holdings, Ltd.	3,386,782
130,400	INR	HDFC Bank, Ltd.	2,333,399
172,800	EUR	ING Groep, NV	1,637,143
335,200		Itau Unibanco Holding, SA	1,605,608
380,000	THB	Kasikornbank PCL	1,672,249
4,036,900	GBP	Lloyds Banking Group, PLC	2,292,809
355,300	JPY	Mitsubishi UFJ Financial Group, Inc.	2,065,492
NUMBER OF SHARES			VALUE
265,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	$1,674,989
22,000	JPY	SBI Holdings, Inc.	492,076
259,500		UBS Group, AG#^	4,369,980
			29,867,171
		Health Care (13.5%)
64,832		Alcon, Inc.^	4,616,687
34,400	GBP	AstraZeneca, PLC	4,590,380
10,100	AUD	CSL, Ltd.	1,927,586
9,300		Galapagos, NV#^	541,074
3,850	CHF	Lonza Group, AG#	2,270,090
77,093	DKK	Novo Nordisk, A/S - Class B	8,806,043
6,400	CHF	Roche Holding, AG	2,373,208
40,968	EUR	Sanofi	4,330,108
			29,455,176
		Industrials (16.1%)
40,250	EUR	Airbus, SE	4,406,242
37,100	SEK	Atlas Copco, AB - Class A	1,681,997
30,650	CAD	Canadian Pacific Railway, Ltd.	2,241,996
22,300		Copa Holdings, SA - Class A#^	1,680,751
13,500	GBP	Ferguson, PLC	1,693,564
69,000	MXN	Grupo Aeroportuario del Pacifico SAB de CV - Class B	1,063,005
52,100	JPY	ITOCHU Corp.	1,572,429
202,000	EUR	Leonardo S.p.A#	2,078,860
64,500	JPY	Mitsui & Company, Ltd.	1,561,918
12,200	EUR	Rheinmetall, AG	2,750,174
123,400	SEK	Sandvik, AB	2,335,754
21,675	EUR	Schneider Electric, SE	3,109,693
290,000	SGD	Singapore Airlines, Ltd.#^	1,143,082
7,300	EUR	Sixt, SE#	949,091
33,500	EUR	Thales, SA	4,288,834
27,950	EUR	Vinci, SA	2,712,096
			35,269,486
		Information Technology (15.1%)
1,745	EUR	Adyen, NV#*	2,926,877
44,250	EUR	Amadeus IT Group, SA#	2,772,834
15,485	EUR	ASML Holding, NV	8,788,333
2,600		Atlassian Corp., PLC - Class A#	584,558
15,100		CyberArk Software, Ltd.#	2,372,814
7,700	JPY	Keyence Corp.	3,095,432
850		Shopify, Inc. - Class A#	362,797
473,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	8,553,091
22,250		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,067,692
228,000	BRL	TOTVS, SA	1,474,360
			32,998,788

See accompanying Notes to Schedule of Investments

www.calamos.com

International Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
		Materials (8.2%)
26,600	EUR	AMG Advanced Metallurgical Group, NV	$1,040,111
98,000	CAD	Barrick Gold Corp.	2,185,576
1,230,000	AED	Fertiglobe, PLC	1,857,494
92,833	CAD	First Quantum Minerals, Ltd.	2,661,456
373,200	GBP	Glencore, PLC#	2,299,533
168,000	AUD	IGO, Ltd.	1,527,518
229,400	NOK	Norsk Hydro, ASA	1,926,391
26,600	AUD	Rio Tinto, Ltd.	2,104,163
57,000		Teck Resources, Ltd. - Class B	2,249,220
			17,851,462
		Special Purpose Acquisition Company (1.3%)
107,900	EUR	Shell, PLC	2,913,348
		TOTAL COMMON STOCKS (Cost $193,254,693)	214,874,764
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.6%)
14,517,990		State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $14,517,990)	14,517,990
		TOTAL INVESTMENTS (104.9%) (Cost $207,772,683)	229,392,754
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.6%)			(14,517,990)
OTHER ASSETS, LESS LIABILITIES (1.7%)			3,795,116
NET ASSETS (100.0%)			$218,669,880

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	06/30/22	8,539,000	$9,033,433	$(387,191)
					$(387,191)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $55,627.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  New Taiwan Dollar

ZAR  South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

International Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

CURRENCY EXPOSURE
APRIL 30, 2022

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$57,587,019	25.1%
US Dollar	50,986,998	22.2%
Japanese Yen	18,869,171	8.2%
British Pound Sterling	18,254,019	8.0%
Canadian Dollar	13,982,367	6.1%
Hong Kong Dollar	10,187,427	4.4%
Australian Dollar	8,974,645	3.9%
Swiss Franc	8,864,674	3.9%
Danish Krone	8,806,043	3.8%
New Taiwan Dollar	8,553,091	3.7%
Singapore Dollar	6,130,491	2.7%
Norwegian Krone	4,170,682	1.8%
Swedish Krona	4,017,751	1.8%
Indian Rupee	2,333,399	1.0%
UAE Dirham	1,857,494	0.8%
Thai Baht	1,672,249	0.7%
South African Rand	1,607,869	0.7%
Brazilian Real	1,474,360	0.7%
Mexican Peso	1,063,005	0.5%
Total Investments	$229,392,754	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (7.5%)
		Financials (4.4%)
71,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 07/25/24	$9,837,124
9,200,000		JPMorgan Chase Bank NA 0.000%, 08/07/22	9,395,868
			19,232,992
		Industrials (1.1%)
5,750,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	4,539,379
		Materials (2.0%)
7,600,000		Glencore Funding, LLC 0.000%, 03/27/25	8,786,512
		TOTAL CONVERTIBLE BONDS (Cost $32,483,006)	32,558,883
COMMON STOCKS (88.5%)
		Communication Services (6.2%)
27,170		Baidu, Inc.#	3,373,699
482,800	ZAR	MTN Group, Ltd.	5,120,574
8,800		Sea, Ltd.#	728,288
375,300	HKD	Tencent Holdings, Ltd.	17,685,970
			26,908,531
		Consumer Discretionary (15.4%)
548,400	HKD	Alibaba Group Holding, Ltd.#	6,689,206
93,535		Alibaba Group Holding, Ltd.#	9,081,313
2,201,800	MXN	Alsea, SAB de CV#	4,814,364
623,871		Arcos Dorados Holdings, Inc. - Class A	4,523,065
41,450	INR	Dixon Technologies India, Ltd.	2,345,846
209,000	HKD	Galaxy Entertainment Group, Ltd.	1,192,589
1,315,700	INR	Indian Hotels Company, Ltd. - Class A	4,350,653
142,821	HKD	JD.com, Inc. - Class A#	4,452,950
590,000	HKD	Jiumaojiu International Holdings, Ltd.*	1,298,047
414,100	HKD	Li Ning Company, Ltd.	3,227,564
41,100	KRW	MegaStudyEdu Company, Ltd.	3,086,930
237,000	HKD	Meituan - Class B#*	5,078,056
1,255		MercadoLibre, Inc.#	1,221,906
3,100,250	THB	Minor International PCL#	3,133,077
2,536,200	HKD	Samsonite International, SA#*	5,558,248
1,036,800	HKD	Sands China, Ltd.#	2,285,289
104,500	INR	Titan Company, Ltd.	3,345,498
24,500	HKD	Yum China Holdings, Inc.	1,014,182
			66,698,783
		Consumer Staples (4.7%)
531,265	ZAR	Dis-Chem Pharmacies, Ltd.*	1,293,471
412,000	BRL	JBS, SA	3,154,199
7,900	CNY	Kweichow Moutai Company, Ltd. - Class A	2,187,333
PRINCIPAL AMOUNT			VALUE
388,000	INR	Varun Beverages, Ltd.	$5,482,106
2,378,400	MXN	Wal-Mart de Mexico, SAB de CV	8,430,141
			20,547,250
		Energy (7.9%)
2,628,600	INR	Oil & Natural Gas Corp., Ltd.	5,444,129
782,900	THB	PTT Exploration & Production, PCL	3,451,617
246,660	INR	Reliance Industries, Ltd.	8,967,358
186,500	ZAR	Sasol, Ltd.#	4,568,674
156,200		Schlumberger, NV	6,093,362
2,691,500	IDR	United Tractors, Tbk PT	5,620,829
			34,145,969
		Financials (21.2%)
333,000	HKD	AIA Group, Ltd.	3,271,311
11,090,500	IDR	Bank Central Asia, Tbk PT	6,220,346
1,900,000	PHP	Bank of the Philippine Islands	3,446,444
980,000	HKD	CITIC Securities Company, Ltd. - Class H	2,153,191
190,400	SGD	DBS Group Holdings, Ltd.	4,619,222
978,402	AED	First Abu Dhabi Bank, PJSC	5,964,586
1,218,700	ZAR	FirstRand, Ltd.	5,248,551
465,000	MXN	Grupo Financiero Banorte, SAB de CV - Class O	3,064,832
186,900	KRW	Hana Financial Group, Inc.	6,938,982
399,200	INR	HDFC Bank, Ltd.	7,143,350
115,400	INR	Housing Development Finance Corp., Ltd.	3,325,482
234,425		ICICI Bank, Ltd.	4,463,452
1,617,100		Itau Unibanco Holding, SA	7,745,909
1,767,200	THB	Kasikornbank PCL	7,776,839
1,333,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	8,425,510
5,495,000	HKD	Postal Savings Bank of China Company, Ltd. - Class H*	4,166,199
348,200	QAR	Qatar National Bank QPSC	2,220,817
267,550	SAR	Saudi National Bank	5,607,797
			91,802,820
		Health Care (1.8%)
113,700	SAR	Dallah Healthcare Company	3,610,190
489,756	BRL	Hapvida Participacoes e Investimentos, SA*	868,771
54,500	SAR	Mouwasat Medical Services Company	3,481,696
			7,960,657
		Industrials (6.5%)
1,383,800	INR	Bharat Electronics, Ltd.	4,267,636
40,200	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	2,457,588
44,770		Copa Holdings, SA - Class A#^	3,374,315
174,700	MXN	Grupo Aeroportuario del Centro Norte, SAB de CV - Class B^	1,217,545

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Evolving World Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
134,950	MXN	Grupo Aeroportuario del Pacifico, SAB de CV - Class B	$2,079,023
97,750	MXN	Grupo Aeroportuario del Sureste, SAB de CV - Class B	2,131,613
967,400	PHP	International Container Terminal Services, Inc.	3,972,134
141,600	INR	Larsen & Toubro, Ltd.	3,120,562
113,500	BRL	Localiza Rent a Car, SA	1,215,362
261,300	INR	Voltas, Ltd.	4,276,719
			28,112,497
		Information Technology (16.3%)
199,300		Infosys, Ltd.^	3,960,091
111,000	TWD	MediaTek, Inc.	3,060,046
160,000	KRW	Samsung Electronics Company, Ltd.	8,526,967
93,200	KRW	SK Hynix, Inc.	8,166,939
1,933,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	34,965,487
45,575		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	4,235,285
736,500	BRL	TOTVS, SA	4,762,569
436,000	TWD	Unimicron Technology Corp.	3,058,158
			70,735,542
		Materials (5.5%)
1,007,500	HKD	Anhui Conch Cement Company, Ltd. - Class H	5,474,786
3,395,000	AED	Fertiglobe, PLC	5,126,985
145,450	CAD	First Quantum Minerals, Ltd.^	4,169,948
9,280,000	IDR	Merdeka Copper Gold Tbk PT#	3,381,889
444,000	NOK	Norsk Hydro, ASA	3,728,499
4,077,000	IDR	Vale Indonesia Tbk PT	2,044,889
			23,926,996
		Real Estate (2.2%)
5,683,400	PHP	Ayala Land, Inc.	3,468,970
689,000	HKD	China Overseas Land & Investment, Ltd.	2,128,512
243,200	HKD	China Resources Land, Ltd.	1,086,183
618,200	INR	DLF, Ltd.	2,963,717
			9,647,382
		Special Purpose Acquisition Company (0.8%)
133,800	EUR	Shell, PLC	3,612,659
		TOTAL COMMON STOCKS (Cost $367,956,552)	384,099,086
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (1.4%)
		Consumer Discretionary (1.4%)
51,000 Aptiv, PLC 5.500%, 06/15/23		(Cost $6,195,794)	6,304,110
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.4%)#
	Materials (0.4%)
1,185	Newmont Corp.
8,632,725	Call, 01/20/23, Strike $75.00	$909,488
880
6,410,800	Call, 06/17/22, Strike $75.00	260,920
5,220	Vale, SA
8,816,580	Call, 01/20/23, Strike $20.00	621,180
	TOTAL PURCHASED OPTIONS (Cost $2,082,734)	1,791,588
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.5%)
15,120,554	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $15,120,554)	15,120,554
	TOTAL INVESTMENTS (101.3%) (Cost $423,838,640)	439,874,221
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.5%)		(15,120,554)
OTHER ASSETS, LESS LIABILITIES (2.2%)		9,353,589
NET ASSETS (100.0%)		$434,107,256

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments April 30, 2022 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

BRL  Brazilian Real

CAD  Canadian Dollar

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PHP  Philippine Peso

QAR  Qatari rial

SAR  Saudi Riyal

SGD  Singapore Dollar

THB  Thai Baht

TWD  New Taiwan Dollar

ZAR  South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$90,199,317	20.5%
Hong Kong Dollar	85,024,917	19.3%
Indian Rupee	55,033,056	12.5%
New Taiwan Dollar	41,083,691	9.3%
South Korean Won	26,719,818	6.1%
Mexican Peso	21,737,518	4.9%
Indonesian Rupiah	17,267,953	3.9%
South African Rand	16,231,270	3.7%
Thai Baht	14,361,533	3.3%
Saudi Riyal	12,699,683	2.9%
UAE Dirham	11,091,571	2.5%
Philippine Peso	10,887,548	2.5%
Brazilian Real	10,000,901	2.3%
Singapore Dollar	9,158,601	2.1%
Chinese Yuan Renminbi	4,644,921	1.1%
Canadian Dollar	4,169,948	1.0%
Norwegian Krone	3,728,499	0.8%
European Monetary Unit	3,612,659	0.8%
Qatari Rial	2,220,817	0.5%
Total Investments	$439,874,221	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Equity Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (95.6%)
		Communication Services (6.2%)
1,265		Alphabet, Inc. - Class A#	$2,886,970
5,800		Live Nation Entertainment, Inc.#	608,304
26,100	HKD	Tencent Holdings, Ltd.	1,229,960
5,189		Walt Disney Company#	579,248
			5,304,482
		Consumer Discretionary (15.9%)
7,915		Alibaba Group Holding, Ltd.#	768,467
1,051		Amazon.com, Inc.#~	2,612,397
13,055		Aptiv, PLC#	1,389,052
445		Booking Holdings, Inc.#	983,588
13,270		Caesars Entertainment, Inc.#	879,536
42,500	GBP	Compass Group, PLC	896,828
7,650		Dollar Tree, Inc.#	1,242,742
24,100		General Motors Company#	913,631
5,350		Hilton Worldwide Holdings, Inc.#	830,802
1,666	HKD	JD.com, Inc. - Class A#	51,943
1,360	EUR	LVMH Moet Hennessy Louis Vuitton, SE	880,104
5,900	JPY	Oriental Land Company, Ltd.	892,494
1,390		Tesla, Inc.#	1,210,356
			13,551,940
		Consumer Staples (4.2%)
2,580		Costco Wholesale Corp.	1,371,837
7,900	CHF	Nestle, SA	1,019,843
26,200	JPY	Seven & i Holdings Company, Ltd.	1,158,483
			3,550,163
		Energy (6.8%)
25,500	CAD	Canadian Natural Resources, Ltd.^	1,578,255
11,800		Chevron Corp.	1,848,706
5,750		Pioneer Natural Resources Company	1,336,702
26,650		Schlumberger, NV	1,039,617
			5,803,280
		Financials (10.4%)
120,000	HKD	AIA Group, Ltd.	1,178,851
30,125		Bank of America Corp.	1,074,860
52,990	INR	HDFC Bank, Ltd.	948,211
87,200	EUR	ING Groep, NV	826,151
7,300		JPMorgan Chase & Company	871,328
1,987,000	GBP	Lloyds Banking Group, PLC	1,128,542
10,800		Morgan Stanley	870,372
63,400		UBS Group, AG#^	1,067,656
19,500		Wells Fargo & Company	850,785
			8,816,756
NUMBER OF SHARES			VALUE
		Health Care (13.0%)
25,622		Alcon, Inc.^	$1,824,543
7,520	GBP	AstraZeneca, PLC	1,003,478
2,820		Danaher Corp.	708,187
6,115		Eli Lilly & Company	1,786,375
4,000		IQVIA Holdings, Inc.#	871,960
22,900		Novo Nordisk, A/S	2,610,600
8,650	EUR	Sanofi	914,261
2,639		UnitedHealth Group, Inc.	1,342,063
			11,061,467
		Industrials (8.7%)
12,070	EUR	Airbus, SE	1,321,325
11,880	CAD	Canadian Pacific Railway, Ltd.	869,002
14,700		Quanta Services, Inc.	1,704,906
9,410		Raytheon Technologies Corp.	893,103
30,950	SEK	Sandvik, AB	585,831
7,500	EUR	Schneider Electric, SE	1,076,019
7,500	EUR	Thales, SA	960,187
			7,410,373
		Information Technology (23.9%)
3,850		Accenture, PLC - Class A	1,156,386
2,160		Adobe, Inc.#	855,252
269	EUR	Adyen, NV#*	451,192
17,670		Apple, Inc.	2,785,675
4,858	EUR	ASML Holding, NV	2,757,102
3,100	JPY	Keyence Corp.	1,246,213
12,850		Microsoft Corp.	3,566,132
11,410		NVIDIA Corp.	2,116,213
2,350		salesforce.com, Inc.#	413,459
124,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,242,248
19,500		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,812,135
4,250		Visa, Inc. - Class A	905,802
			20,307,809
		Materials (5.6%)
28,500	CAD	Barrick Gold Corp.	635,601
4,500		CF Industries Holdings, Inc.	435,735
39,000		Freeport-McMoRan, Inc.	1,581,450
70,000	GBP	Glencore, PLC#	431,317
146,700	NOK	Norsk Hydro, ASA	1,231,916
6,050	GBP	Rio Tinto, PLC	427,470
			4,743,489

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Equity Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
		Special Purpose Acquisition Company (0.9%)
27,250	EUR	Shell, PLC	$735,762
		TOTAL COMMON STOCKS (Cost $61,724,389)	81,285,521
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.5%)
4,654,949		State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $4,654,949)	4,654,949
		TOTAL INVESTMENTS (101.1%) (Cost $66,379,338)	85,940,470
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.5%)			(4,654,949)
OTHER ASSETS, LESS LIABILITIES (4.4%)			3,722,963
NET ASSETS (100.0%)			$85,008,484

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $12,428.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

TWD  New Taiwan Dollar

CURRENCY EXPOSURE
APRIL 30, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$57,261,881	66.6%
European Monetary Unit	9,922,103	11.6%
British Pound Sterling	3,887,635	4.5%
Japanese Yen	3,297,190	3.8%
Canadian Dollar	3,082,858	3.6%
Hong Kong Dollar	2,460,754	2.9%
New Taiwan Dollar	2,242,248	2.6%
Norwegian Krone	1,231,916	1.4%
Swiss Franc	1,019,843	1.2%
Indian Rupee	948,211	1.1%
Swedish Krona	585,831	0.7%
Total Investments	$85,940,470	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (21.4%)
		Airlines (0.7%)
1,600,000	EUR	Deutsche Lufthansa, AG 2.000%, 11/17/25	$1,789,618
		Communication Services (2.6%)
1,413,000		Liberty Media Corp.* 0.500%, 12/01/50	1,845,011
2,520,000		Live Nation Entertainment, Inc. 2.000%, 02/15/25	3,033,147
1,170,000		Twitter, Inc. 0.250%, 06/15/24	1,264,513
			6,142,671
		Consumer Discretionary (9.1%)
1,800,000	AUD	Flight Centre Travel Group, Ltd. 2.500%, 11/17/27	1,627,675
5,826,000		Ford Motor Company 0.000%, 03/15/26	6,222,226
2,705,000		Liberty Broadband Corp.*^ 2.750%, 09/30/50	2,598,585
3,811,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	4,059,325
4,791,000		Vail Resorts, Inc.^ 0.000%, 01/01/26	4,547,042
2,000,000	AUD	Webjet, Ltd. 0.750%, 04/12/26	1,594,740
1,000,000	GBP	WH Smith, PLC 1.625%, 05/07/26	1,180,017
			21,829,610
		Consumer Staples (0.4%)
1,330,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	1,049,723
		Financials (2.0%)
18,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 07/25/24	2,493,919
300,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	2,409,200
			4,903,119
		Health Care (0.8%)
1,615,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	1,937,338
		Industrials (1.0%)
3,000,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	2,368,372
		Information Technology (2.3%)
2,030,000		CyberArk Software, Ltd. 0.000%, 11/15/24	2,419,943
PRINCIPAL AMOUNT			VALUE
1,185,000		ON Semiconductor Corp.* 0.000%, 05/01/27	$1,416,750
1,535,000		Square, Inc. 0.125%, 03/01/25	1,725,386
			5,562,079
		Materials (2.5%)
3,200,000		Glencore Funding, LLC 0.000%, 03/27/25	3,699,584
480,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	617,184
1,834,000		Lithium Americas Corp.* 1.750%, 01/15/27	1,691,351
			6,008,119
		TOTAL CONVERTIBLE BONDS (Cost $52,415,838)	51,590,649
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (3.1%)
		Consumer Discretionary (1.7%)
32,372		Aptiv, PLC 5.500%, 06/15/23	4,001,503
		Information Technology (0.9%)
1,255		Broadcom, Inc. 8.000%, 09/30/22	2,189,347
		Utilities (0.5%)
22,689		NextEra Energy, Inc. 4.872%, 09/01/22	1,212,727
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,878,211)	7,403,577
COMMON STOCKS (72.2%)
		Communication Services (5.4%)
3,535		Alphabet, Inc. - Class A#	8,067,542
69,400	HKD	Tencent Holdings, Ltd.	3,270,467
14,670		Walt Disney Company#	1,637,612
			12,975,621
		Consumer Discretionary (7.1%)
2,600		Amazon.com, Inc.#	6,462,638
94,900	GBP	Compass Group, PLC	2,002,564
16,800		Dollar Tree, Inc.#	2,729,160
3,304	HKD	JD.com, Inc. - Class A#	103,014
3,700	EUR	LVMH Moet Hennessy Louis Vuitton, SE	2,394,400
10,700	JPY	Oriental Land Company, Ltd.	1,618,590
1,958		Tesla, Inc.#	1,704,948
			17,015,314

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
		Consumer Staples (6.2%)
58,250		Coca-Cola Company~	$3,763,532
5,890		Costco Wholesale Corp.	3,131,831
50,650		Mondelez International, Inc. - Class A	3,265,912
17,250	CHF	Nestle, SA	2,226,873
57,100	JPY	Seven & i Holdings Company, Ltd.	2,524,785
			14,912,933
		Energy (3.8%)
51,900	CAD	Canadian Natural Resources, Ltd.^	3,212,213
24,200		Chevron Corp.	3,791,414
54,200		Schlumberger, NV	2,114,342
			9,117,969
		Financials (9.3%)
193,400	HKD	AIA Group, Ltd.	1,899,915
97,410		Bank of America Corp.	3,475,589
174,800	INR	HDFC Bank, Ltd.	3,127,900
178,400	EUR	ING Groep, NV	1,690,199
26,075		JPMorgan Chase & Company~	3,112,312
2,910,000	GBP	Lloyds Banking Group, PLC	1,652,771
31,850		Morgan Stanley	2,566,791
142,100		UBS Group, AG^#	2,392,964
55,200		Wells Fargo & Company	2,408,376
			22,326,817
		Health Care (10.3%)
69,126		Alcon, Inc.^	4,922,462
18,700	GBP	AstraZeneca, PLC	2,495,352
7,596		Danaher Corp.	1,907,584
11,500		Eli Lilly & Company	3,359,495
54,000		Novo Nordisk, A/S	6,156,000
22,800	EUR	Sanofi	2,409,843
7,050		UnitedHealth Group, Inc.	3,585,278
			24,836,014
		Industrials (8.4%)
28,100	EUR	Airbus, SE	3,076,159
24,600	CAD	Canadian Pacific Railway, Ltd.	1,799,449
26,800		Quanta Services, Inc.	3,108,264
25,900		Raytheon Technologies Corp.	2,458,169
109,300	SEK	Sandvik, AB	2,068,864
20,250	EUR	Schneider Electric, SE	2,905,250
14,100	EUR	Thales, SA	1,805,151
18,700		Waste Management, Inc.	3,075,028
			20,296,334
		Information Technology (16.9%)
7,700		Accenture, PLC - Class A	2,312,772
3,000		Adobe, Inc.#	1,187,850
40,040		Apple, Inc.	6,312,306
NUMBER OF SHARES			VALUE
10,330	EUR	ASML Holding, NV	$5,862,672
5,600	JPY	Keyence Corp.	2,251,223
29,530		Microsoft Corp.	8,195,166
16,500		NVIDIA Corp.	3,060,255
6,600		salesforce.com, Inc.#	1,161,204
314,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,677,950
24,700		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,295,371
11,800		Visa, Inc. - Class A	2,514,934
			40,831,703
		Materials (3.7%)
58,900	EUR	CRH, PLC	2,328,013
79,700		Freeport-McMoRan, Inc.	3,231,835
267,300	NOK	Norsk Hydro, ASA	2,244,657
17,000	GBP	Rio Tinto, PLC	1,201,155
			9,005,660
		Special Purpose Acquisition Company (1.1%)
101,700	GBP	Shell, PLC	2,730,227
		TOTAL COMMON STOCKS (Cost $141,508,203)	174,048,592
PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (1.0%)
2,575,000		U.S. Treasury Note^ 2.250%, 03/31/24 (Cost $2,566,109)	2,553,173
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.7%)
		Energy (0.3%)
177		Pioneer Natural Resources Company
4,114,719		Call, 01/20/23, Strike $200.00	748,710
		Materials (0.1%)
493		Newmont Corp.
3,591,505		Call, 06/17/22, Strike $75.00	146,175
		Other (0.3%)
2,980		iShares MSCI Eurozone ETF
11,952,780		Put, 05/20/22, Strike $42.00	707,750
		TOTAL PURCHASED OPTIONS (Cost $1,305,956)	1,602,635

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.9%)
16,643,149	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $16,643,149)	$16,643,149
	TOTAL INVESTMENTS (105.3%) (Cost $220,317,466)	253,841,775
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.9%)		(16,643,149)
OTHER ASSETS, LESS LIABILITIES (1.6%)		3,891,027
NET ASSETS (100.0%)		$241,089,653

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,718,978.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$174,748,855	68.8%
European Monetary Unit	24,261,305	9.6%
British Pound Sterling	11,262,086	4.4%
Japanese Yen	8,803,798	3.5%
Hong Kong Dollar	7,767,315	3.1%
Canadian Dollar	6,061,385	2.4%
New Taiwan Dollar	5,677,950	2.2%
Australian Dollar	3,222,415	1.3%
Indian Rupee	3,127,900	1.2%
Singapore Dollar	2,368,372	0.9%
Norwegian Krone	2,244,657	0.9%
Swiss Franc	2,226,873	0.9%
Swedish Krona	2,068,864	0.8%
Total Investments	$253,841,775	100.0%

Currency exposure may vary over time.
See accompanying Notes to Schedule of Investments

www.calamos.com

International Small Cap Growth Fund   Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (96.8%)
		Communication Services (4.5%)
550	EUR	CTS Eventim, AG & Company KGaA#	$37,750
2,730	GBP	YouGov, PLC	43,082
			80,832
		Consumer Discretionary (17.5%)
16,000	MXN	Alsea, SAB de CV#	34,985
4,400		Arcos Dorados Holdings, Inc. - Class A	31,900
740	CAD	Aritzia, Inc.#	26,353
800	EUR	CIE Automotive, SA	17,441
1,520	AUD	Flight Centre Travel Group, Ltd.#	23,738
1,615	AUD	IDP Education, Ltd.	29,961
285	KRW	MegaStudyEdu Company, Ltd.	21,406
17,400	THB	Minor International PCL#	17,584
1,100	JPY	Nextage Company, Ltd.	16,812
210	CHF	PIERER Mobility, AG	17,285
15,900	HKD	Samsonite International, SA#*	34,846
600	EUR	Sanlorenzo S.p.A / Ameglia#	21,216
1,765	GBP	Watches of Switzerland Group, PLC#*	22,316
			315,843
		Consumer Staples (5.7%)
370	EUR	Interparfums, SA	20,530
800	JPY	Kobe Bussan Company, Ltd.	19,503
9,750	HKD	L'Occitane International, SA	30,562
385	DKK	Royal Unibrew, A/S	33,184
			103,779
		Energy (7.3%)
3,050	CAD	ARC Resources, Ltd.	42,284
17,200	CAD	CES Energy Solutions Corp.	35,213
10,305	AUD	New Hope Corp, Ltd.	25,379
3,560	CAD	Whitecap Resources, Inc.	29,181
			132,057
		Financials (8.0%)
5,700	EUR	Bank of Ireland Group, PLC#	34,546
1,275	CAD	Canadian Western Bank	32,166
900	KRW	Hana Financial Group, Inc.	33,414
4,500	THB	Kasikornbank PCL	19,803
4,060	GBP	Paragon Banking Group, PLC	25,108
			145,037
		Health Care (5.3%)
1,140	GBP	Abcam, PLC#	17,690
310	GBP	Dechra Pharmaceuticals, PLC	14,048
2,020	GBP	Ergomed, PLC#	29,804
235		Galapagos, NV#	13,672
800	JPY	Ono Pharmaceutical Company, Ltd.	20,552
			95,766
NUMBER OF SHARES			VALUE
		Industrials (22.6%)
695	EUR	Aalberts, NV	$33,772
100	JPY	BayCurrent Consulting, Inc.	32,787
295		Copa Holdings, SA - Class A#	22,234
400	EUR	DO & CO, AG#	35,201
960	EUR	Duerr, AG	24,950
500	JPY	Ebara Corp.	22,964
8,700	PHP	International Container Terminal Services, Inc.	35,722
2,800	EUR	Leonardo S.p.A#	28,816
700	EUR	Rexel, SA#	14,339
200	EUR	Rheinmetall, AG	45,085
90	EUR	Sixt, SE#	11,701
900	JPY	SMS Company, Ltd.	21,122
1,200	JPY	Sojitz Corp.	18,298
805	CAD	Stantec, Inc.	36,952
1,300	JPY	THK Company, Ltd.	25,761
			409,704
		Information Technology (12.6%)
190	EUR	Alten, SA	25,499
470	EUR	BE Semiconductor Industries, NV	28,651
214		CyberArk Software, Ltd.#	33,628
585	EUR	Jenoptik, AG	16,444
885	EUR	Lectra	36,690
400	JPY	SCREEN Holdings Company, Ltd.	32,692
5,300	BRL	TOTVS, SA	34,272
255		WNS Holdings, Ltd.#	19,984
			227,860
		Materials (9.8%)
1,675	EUR	Acerinox, SA	17,637
440	EUR	AMG Advanced Metallurgical Group, NV	17,205
17,100	AED	Fertiglobe, PLC	25,824
2,700	AUD	IGO, Ltd.	24,549
400	JPY	Kureha Corp.	30,052
2,090	AUD	OZ Minerals, Ltd.	36,278
4,675		Yamana Gold, Inc.	25,759
			177,304
		Real Estate (3.5%)
1,300	JPY	Katitas Company, Ltd.	30,325
125	EUR	VGP, NV	32,512
			62,837
		TOTAL COMMON STOCKS (Cost $1,932,330)	1,751,019

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

International Small Cap Growth Fund   Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUND (2.7%)
	Other (2.7%)
875	iShares MSCI India Small-Cap ETF (Cost $49,600)	$48,720
	TOTAL INVESTMENTS (99.5%) (Cost $1,981,930)	1,799,739
OTHER ASSETS, LESS LIABILITIES (0.5%)		9,392
NET ASSETS (100.0%)		$1,809,131

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

THB  Thai Baht

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE
APRIL 30, 2022

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$499,985	27.8%
Japanese Yen	270,868	15.1%
Canadian Dollar	202,149	11.2%
US Dollar	195,897	10.9%
British Pound Sterling	152,048	8.5%
Australian Dollar	139,905	7.8%
Hong Kong Dollar	65,408	3.6%
South Korean Won	54,820	3.0%
Thai Baht	37,387	2.1%
Philippine Peso	35,722	2.0%
Mexican Peso	34,985	1.9%
Brazilian Real	34,272	1.9%
Danish Krone	33,184	1.8%
UAE Dirham	25,824	1.4%
Swiss Franc	17,285	1.0%
Total Investments	$1,799,739	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Sustainable Equities Fund   Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (92.6%)
		Communication Services (5.1%)
77		Alphabet, Inc. - Class A#	$175,728
896	CAD	BCE, Inc.	47,637
127,765	KES	Safaricom, PLC	36,855
1,619		Verizon Communications, Inc.	74,960
			335,180
		Consumer Discretionary (9.9%)
333		Aptiv, PLC#	35,431
223		Bright Horizons Family Solutions, Inc.#	25,475
1,500	HKD	BYD Company, Ltd. - Class H	43,653
270	EUR	Cie Generale des Etablissements Michelin SCA	33,442
269	EUR	EssilorLuxottica, SA	45,797
1,035	GBP	Greggs, PLC	30,197
1,684	EUR	Industria de Diseno Textil, SA	35,309
52	EUR	Kering, SA	27,668
2,012		Levi Strauss & Company - Class A	36,437
371		NIKE, Inc. - Class B	46,264
776		Sony Group Corp.	66,775
728		Starbucks Corp.	54,338
376		Target Corp.	85,972
821		TJX Companies, Inc.	50,311
173		Tractor Supply Company	34,851
			651,920
		Consumer Staples (5.6%)
727		Darling Ingredients, Inc.#	53,354
1,399	SEK	Essity, AB - Class B	36,893
2,546	EUR	Jeronimo Martins SGPS, SA	52,999
653	EUR	Kerry Group, PLC - Class A	72,068
1,818	EUR	Koninklijke Ahold Delhaize, NV	53,624
123	EUR	L'Oreal, SA	44,749
326		McCormick & Company, Inc.	32,786
2,849		Natura & Company Holding, SA	21,424
			367,897
		Financials (12.2%)
5,400	HKD	AIA Group, Ltd.	53,048
168	EUR	Allianz, SE	37,907
6,958	GBP	Aviva, PLC	37,331
870		Bank of New York Mellon Corp.	36,592
171,583	IDR	Bank Rakyat Indonesia Persero, Tbk PT	57,169
213		Credicorp, Ltd.	29,584
1,754	NOK	DNB Bank, ASA	33,988
5,371	MXN	Grupo Financiero Banorte, SAB de CV - Class O	35,400
1,700	HKD	Hang Seng Bank, Ltd.	30,099
969		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	38,750
NUMBER OF SHARES			VALUE
788		HDFC Bank, Ltd.	$43,506
900	HKD	Hong Kong Exchanges & Clearing, Ltd.	38,177
425		Intercontinental Exchange, Inc.	49,219
6,838		Itau Unibanco Holding, SA	32,754
196		Jones Lang LaSalle, Inc.#	42,871
564	EUR	KBC Group, NV	38,370
77		MSCI, Inc. - Class A	32,436
1,600	JPY	ORIX Corp.	29,182
255		PNC Financial Services Group, Inc.	42,356
73		SVB Financial Group#	35,598
180		Travelers Companies, Inc.	30,791
			805,128
		Health Care (11.4%)
238	AUD	Cochlear, Ltd.	38,334
215	DKK	Coloplast, A/S - Class B	28,967
289	AUD	CSL, Ltd.	55,156
817		CVS Health Corp.	78,538
613	GBP	Dechra Pharmaceuticals, PLC	27,778
551		Edwards Lifesciences Corp.#	58,285
1,977	NZD	Fisher & Paykel Healthcare Corp, Ltd.	27,168
789		Gilead Sciences, Inc.	46,819
111		Illumina, Inc.#	32,928
598		Merck & Company, Inc.	53,037
175	EUR	Merck KGaA	32,467
559	DKK	Novo Nordisk, A/S - Class B	63,853
162	CHF	Roche Holding, AG	60,072
210	CHF	Straumann Holding, AG	24,757
500	JPY	Sysmex Corp.	32,799
135		Thermo Fisher Scientific, Inc.	74,644
54		Waters Corp.#	16,363
			751,965
		Industrials (14.9%)
1,339	SEK	Assa Abloy, AB - Class B	33,839
757	SEK	Atlas Copco, AB - Class A	34,320
1,061		Canadian Pacific Railway, Ltd.	77,686
500	JPY	Daifuku Company, Ltd.	30,744
199		Deere & Company	75,133
900	JPY	East Japan Railway Company	46,932
1,836	SEK	Epiroc, AB - Class A	37,221
273		Ferguson, PLC	34,046
132		Generac Holdings, Inc.#	28,958
628	GBP	Intertek Group, PLC	39,134
367	EUR	Kingspan Group, PLC	34,163
121	CHF	Kuehne + Nagel International, AG	33,849
600	JPY	Nidec Corp.	38,789
632		Quanta Services, Inc.	73,299

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Sustainable Equities Fund   Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES			VALUE
1,100	JPY	Recruit Holdings Company, Ltd.	$39,910
153		Rockwell Automation, Inc.	38,659
580	EUR	Siemens, AG	71,314
214		Trane Technologies, PLC	29,937
388		United Parcel Service, Inc. - Class B	69,832
500		Waste Management, Inc.	82,220
387		Xylem Inc/NY	31,154
			981,139
		Information Technology (20.3%)
137		Accenture, PLC - Class A	41,149
109		Adobe, Inc.#	43,159
619	EUR	Amadeus IT Group, SA#	38,788
1,534		Apple, Inc.	241,835
393		Applied Materials, Inc.	43,368
1,500		Cisco Systems, Inc.	73,470
668	EUR	Dassault Systemes, SE	29,542
1,104	EUR	Infineon Technologies, AG	31,335
104		Intuit, Inc.	43,550
940		Microsoft Corp.	260,869
313		NVIDIA Corp.	58,052
500	JPY	Omron Corp.	29,477
429		PayPal Holdings, Inc.#	37,722
97	KRW	Samsung SDI Company, Ltd.	46,206
362	EUR	SAP, SE	36,687
67		Shopify, Inc. - Class A#	28,597
807		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	74,995
481		TE Connectivity, Ltd.	60,019
257		Texas Instruments, Inc.	43,754
352		Visa, Inc. - Class A	75,022
			1,337,596
		Materials (6.9%)
377	EUR	Air Liquide, SA	65,224
934		Ball Corp.	75,803
357	GBP	Croda International, PLC	34,674
465		Ecolab, Inc.	78,743
7,823	BRL	Klabin, SA	32,818
282	EUR	Koninklijke DSM, NV	47,407
156	EUR	Linde, PLC#	48,928
491	DKK	Novozymes, A/S - Class B	34,227
109	CHF	Sika, AG	33,295
			451,119
		Real Estate (2.7%)
182		American Tower Corp.	43,866
22,300	SGD	Capitaland Investment, Ltd.#	67,618
407		Prologis, Inc.	65,238
			176,722
NUMBER OF SHARES			VALUE
		Utilities (3.6%)
238		American Water Works Company, Inc.	$36,671
57,330	HKD	China Water Affairs Group, Ltd.	62,944
1,288	EUR	EDP Renovaveis, SA	30,483
4,987	COP	Interconexion Electrica, SA ESP	27,417
273	DKK	Orsted, A/S*	30,202
5,837	EUR	Terna - Rete Elettrica Nazionale	47,607
			235,324
		TOTAL COMMON STOCKS (Cost $6,857,493)	6,093,990
		TOTAL INVESTMENTS (92.6%) (Cost $6,857,493)	6,093,990
OTHER ASSETS, LESS LIABILITIES (7.4%)			489,372
NET ASSETS (100.0%)			$6,583,362

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

JPY  Japanese Yen

KES  Kenyan Shilling

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Sustainable Equities Fund   Schedule of Investments April 30, 2022 (Unaudited)

CURRENCY EXPOSURE
APRIL 30, 2022

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$3,535,983	58.0%
European Monetary Unit	955,878	15.7%
Japanese Yen	247,833	4.1%
Hong Kong Dollar	227,921	3.7%
British Pound Sterling	169,114	2.8%
Danish Krone	157,249	2.6%
Swiss Franc	151,973	2.5%
Swedish Krona	142,273	2.3%
Australian Dollar	93,490	1.5%
Singapore Dollar	67,618	1.1%
Indonesian Rupiah	57,169	0.9%
Canadian Dollar	47,637	0.8%
South Korean Won	46,206	0.8%
Kenyan Shilling	36,855	0.6%
Mexican Peso	35,400	0.6%
Norwegian Krone	33,988	0.6%
Brazilian Real	32,818	0.5%
Colombian Peso	27,417	0.5%
New Zealand Dollar	27,168	0.4%
Total Investments	$6,093,990	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (43.6%)
	Airlines (3.0%)
203,541	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$201,328
110,217	Air Canada Pass Through Trust Series 2015-2, Class AA* 3.750%, 06/15/29	106,124
189,720	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	190,044
93,841	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	93,616
121,752	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	113,636
137,198	JetBlue Pass Through Trust Series 2019-1, Class AA 2.750%, 11/15/33	123,144
75,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	79,244
59,356	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	59,280
136,088	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	131,029
		1,097,445
	Communication Services (2.4%)
150,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	142,870
150,000	Comcast Corp. 3.900%, 03/01/38	139,099
125,000	Electronic Arts, Inc. 4.800%, 03/01/26	129,268
110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	107,836
105,000	Sirius XM Radio, Inc.* 3.125%, 09/01/26	96,801
100,000	United States Cellular Corp. 6.700%, 12/15/33	103,048
150,000	Verizon Communications, Inc. 4.016%, 12/03/29	146,838
		865,760
	Consumer Discretionary (2.5%)
150,000	American Honda Finance Corp.^ 2.350%, 01/08/27	141,546
150,000	Cargill, Inc.* 3.125%, 05/25/51	121,096
130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	128,630
PRINCIPAL AMOUNT		VALUE
200,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	$173,846
100,000	GLP Capital, LP / GLP Financing II, Inc. 3.250%, 01/15/32	84,450
100,000	goeasy, Ltd.*^ 4.375%, 05/01/26	93,729
100,000	M/I Homes, Inc. 3.950%, 02/15/30	83,063
100,000	NIKE, Inc.^ 2.850%, 03/27/30	93,381
		919,741
	Consumer Staples (2.3%)
125,000	Anheuser-Busch InBev Worldwide, Inc.^ 3.500%, 06/01/30	118,874
125,000	Archer-Daniels-Midland Company 3.250%, 03/27/30	119,441
125,000	Costco Wholesale Corp. 1.600%, 04/20/30	106,340
100,000	Edgewell Personal Care Company* 4.125%, 04/01/29	89,233
125,000	Hershey Company 1.700%, 06/01/30	106,216
200,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 5.500%, 01/15/30	198,454
100,000	Kimberly-Clark Corp.^ 3.100%, 03/26/30	94,950
		833,508
	Energy (0.7%)
175,000	Energy Transfer, LP‡ 4.304%, 11/01/66 3 mo. USD LIBOR + 3.02%	144,207
100,000	EQT Corp.* 3.125%, 05/15/26	94,394
		238,601
	Financials (15.6%)
115,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	99,391
100,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	85,281
150,000	Ares Capital Corp. 3.250%, 07/15/25	142,909
100,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	91,966
125,000	AXIS Specialty Finance, PLC 4.000%, 12/06/27	122,824
100,000	Bank of America Corp.‡ 2.087%, 06/14/29 SOFR + 1.06%	87,155

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
150,000	Bank of Montreal‡ 3.088%, 01/10/37 5 year CMT + 1.40%	$126,654
75,000	4.800%, 08/25/24^ 5 year CMT + 2.98%	72,266
150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	145,426
125,000	BP Capital Markets, PLC‡ 4.875%, 03/22/30 5 year CMT + 4.40%	120,405
175,000	Brookfield Finance, Inc. 2.724%, 04/15/31	153,659
150,000	Capital One Financial Corp.‡ 2.359%, 07/29/32 SOFR + 1.34%	120,692
100,000	Charles Schwab Corp.‡ 4.000%, 06/01/26 5 year CMT + 3.17%	91,222
150,000	Citigroup, Inc.‡ 3.875%, 02/18/26 5 year CMT + 3.42%	136,678
150,000	Duke Realty, LP^ 2.875%, 11/15/29	137,830
100,000	Essential Properties, LP 2.950%, 07/15/31	82,649
100,000	Essex Portfolio, LP^ 1.700%, 03/01/28	87,697
100,000	Fifth Third Bancorp^ 2.550%, 05/05/27	93,566
125,000	Franklin Resources, Inc. 2.850%, 03/30/25	122,934
100,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	90,060
125,000	Globe Life, Inc. 4.550%, 09/15/28	127,434
150,000	Goldman Sachs Group, Inc.‡ 3.800%, 05/10/26 5 year CMT + 2.97%	131,862
250,000	ILFC E-Capital Trust II*‡ 4.300%, 12/21/65 3 mo. USD LIBOR + 1.80%	202,982
100,000	Iron Mountain, Inc.* 5.250%, 03/15/28	95,694
125,000	JPMorgan Chase & Company^‡ 3.650%, 06/01/26 5 year CMT + 2.85%	111,670
200,000	Lloyds Banking Group, PLC‡ 1.627%, 05/11/27 1 year CMT + 0.85%	179,410
200,000	LSEGA Financing, PLC* 2.000%, 04/06/28	177,422
125,000	Markel Corp.^ 3.500%, 11/01/27	121,785
100,000	MetLife, Inc. 6.400%, 12/15/66	104,065
PRINCIPAL AMOUNT			VALUE
100,000		Morgan Stanley‡ 1.593%, 05/04/27 SOFR + 0.88%	$90,237
200,000		Nordea Bank Abp*‡ 3.750%, 03/01/29 5 year CMT + 2.60%	163,850
118,000		PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	109,180
100,000		Primerica, Inc. 2.800%, 11/19/31	87,527
125,000		Prologis, LP 2.250%, 04/15/30	110,145
100,000		Radian Group, Inc. 4.500%, 10/01/24	97,819
125,000		Reinsurance Group of America, Inc. 3.900%, 05/15/29	120,881
125,000		RenaissanceRe Finance, Inc. 3.450%, 07/01/27	122,393
125,000		Royal Bank of Canada 0.875%, 01/20/26	112,333
150,000		SLM Corp. 3.125%, 11/02/26	137,292
150,000		State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	145,750
125,000	100,000	SVB Financial Group 4.000%, 05/15/26‡ 5 year CMT + 3.20% 2.100%, 05/15/28	109,110 88,062
125,000		Travelers Companies, Inc.^ 2.550%, 04/27/50	91,266
125,000		US Bancorp‡ 3.700%, 01/15/27 5 year CMT + 2.54%	107,903
200,000		USAA Capital Corp.* 2.125%, 05/01/30	176,926
125,000		Ventas Realty, LP 4.000%, 03/01/28	122,448
150,000		VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	144,343
125,000		Wells Fargo & Company 4.400%, 06/14/46	116,309
			5,717,362
		Health Care (2.8%)
100,000		AbbVie, Inc. 3.800%, 03/15/25	100,165
100,000		Bausch Health Companies, Inc.* 5.500%, 11/01/25	96,807
66,000		Bristol-Myers Squibb Company 3.200%, 06/15/26	65,364
100,000		Charles River Laboratories International, Inc.* 3.750%, 03/15/29	90,973

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT			VALUE
150,000		CVS Health Corp. 4.780%, 03/25/38	$148,643
100,000	23,000	DaVita, Inc.* 4.625%, 06/01/30 3.750%, 02/15/31	87,283 18,771
100,000		Elanco Animal Health, Inc. 6.400%, 08/28/28	103,747
100,000		Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	93,622
150,000		Johnson & Johnson 3.400%, 01/15/38	139,227
100,000		Royalty Pharma, PLC 2.200%, 09/02/30	83,675
			1,028,277
		Industrials (4.6%)
150,000		3M Company^ 3.700%, 04/15/50	136,956
125,000		Air Lease Corp.‡ 4.650%, 06/15/26 5 year CMT + 4.08%	112,965
150,000		Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	140,614
14,000		Avolon Holdings Funding, Ltd.* 2.528%, 11/18/27	12,046
125,000		Beacon Roofing Supply, Inc.*^ 4.500%, 11/15/26	122,170
100,000		EnerSys* 4.375%, 12/15/27	93,481
80,000		GXO Logistics, Inc.* 1.650%, 07/15/26	71,031
100,000		Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	97,684
100,000		Honeywell International, Inc. 1.950%, 06/01/30	87,447
125,000		Infor, Inc.* 1.750%, 07/15/25	116,423
150,000		Moog, Inc.* 4.250%, 12/15/27	141,018
121,000		QVC, Inc. 4.375%, 09/01/28	103,019
125,000		Roper Technologies, Inc.^ 1.400%, 09/15/27	109,549
250,000		SMBC Aviation Capital Finance DAC* 1.900%, 10/15/26	218,460
125,000		TransDigm, Inc.* 6.250%, 03/15/26	125,268
			1,688,131
PRINCIPAL AMOUNT		VALUE
	Information Technology (3.9%)
150,000	Apple, Inc. 4.375%, 05/13/45	$152,290
150,000	Block, Inc.* 2.750%, 06/01/26	137,192
125,000	CGI, Inc.* 1.450%, 09/14/26	112,121
125,000	Fortinet, Inc. 2.200%, 03/15/31	103,496
125,000	Hewlett Packard Enterprise Company 4.900%, 10/15/25	129,189
100,000	Intuit, Inc.^ 0.950%, 07/15/25	92,738
125,000	Mastercard, Inc. 3.350%, 03/26/30	121,199
157,000	Microsoft Corp. 4.100%, 02/06/37	161,449
125,000	NVIDIA Corp. 3.500%, 04/01/40	113,400
100,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	87,787
100,000	Twilio, Inc.^ 3.625%, 03/15/29	88,273
150,000	VMware, Inc. - Class A 1.800%, 08/15/28	127,601
		1,426,735
	Materials (0.7%)
150,000	Clearwater Paper Corp.* 5.375%, 02/01/25	150,167
100,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	100,142
		250,309
	Real Estate (2.4%)
150,000	EPR Properties 4.950%, 04/15/28	144,927
100,000	Federal Realty Investment Trust 1.250%, 02/15/26	91,239
125,000	Forestar Group, Inc.* 3.850%, 05/15/26	112,894
100,000	Healthpeak Properties, Inc. 3.250%, 07/15/26	97,621
100,000	Public Storage 2.300%, 05/01/31	87,181
125,000	Service Properties Trust 3.950%, 01/15/28	99,230
125,000	Simon Property Group, LP^ 1.375%, 01/15/27	111,741
125,000	Tanger Properties, LP^ 3.875%, 07/15/27	121,630
		866,463

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Utilities (2.7%)
150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	$130,622
100,000	Consolidated Edison Company of New York, Inc. 3.350%, 04/01/30	94,652
150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	131,694
100,000	Entergy Texas, Inc. 1.500%, 09/01/26	90,243
175,000	Monongahela Power Company* 3.550%, 05/15/27	169,053
150,000	Northern States Power Company 3.750%, 12/01/47	132,372
150,000	Public Service Electric and Gas Company 3.600%, 12/01/47	134,148
125,000	Southern Company^‡ 3.750%, 09/15/51 5 year CMT + 2.92%	112,773
		995,557
	TOTAL CORPORATE BONDS (Cost $17,320,262)	15,927,889
BANK LOANS (14.4%)¡
	Airlines (0.5%)
185,000	AAdvantage Loyalty IP, Ltd.‡ 5.813%, 04/20/28 3 mo. LIBOR + 4.75%	188,571
	Communication Services (2.3%)
294,818	Go Daddy Operating Company, LLC‡ 2.514%, 02/15/24 1 mo. LIBOR + 1.75%	292,491
250,000	Nexstar Broadcasting, Inc.‡ 2.955%, 09/18/26 1 mo. LIBOR + 2.50%	248,145
296,154	SBA Senior Finance II, LLC‡ 2.520%, 04/11/25 1 mo. LIBOR + 1.75%	291,744
		832,380
	Consumer Discretionary (0.7%)
247,500	Murphy USA, Inc.‡ 2.250%, 01/31/28 1 mo. LIBOR + 1.75%	247,733
	Consumer Staples (1.1%)
296,250	Energizer Holdings, Inc.‡ 2.938%, 12/22/27 1 mo. LIBOR + 2.25%	294,091
118,559	United Natural Foods, Inc.‡ 4.014%, 10/22/25 1 mo. LIBOR + 3.25%	118,013
		412,104
PRINCIPAL AMOUNT		VALUE
	Energy (0.1%)
49,916	DT Midstream, Inc.‡ 2.500%, 06/26/28 6 mo. LIBOR + 2.00%	$49,947
	Financials (0.8%)
148,875	Jazz Financing Lux Sarl‡ 4.264%, 05/05/28 1 mo. LIBOR + 3.50%	148,838
168,664	Level 3 Financing, Inc.‡ 2.514%, 03/01/27 1 mo. LIBOR + 1.75%	163,245
		312,083
	Health Care (2.5%)
97,821	Avantor Funding, Inc.‡ 2.764%, 11/21/24 1 mo. LIBOR + 2.00%	97,647
297,000	Catalent Pharma Solutions, Inc.‡ 2.688%, 02/22/28 1 mo. LIBOR + 2.00%	296,257
64,513	HCA, Inc.‡ 2.448%, 06/30/28 1 mo. LIBOR + 1.75%	64,613
170,604	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	169,858
42,506	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	42,320
256,984	Mallinckrodt International Finance, SA‡ 6.246%, 09/24/24 3 mo. LIBOR + 5.25%	239,816
		910,511
	Industrials (4.4%)
297,750	AECOM Technology Corp.‡ 2.514%, 04/13/28 1 mo. LIBOR + 1.75%	298,048
246,585	APi Group DE, Inc.‡ 3.514%, 01/03/29 1 mo. LIBOR + 2.75%	245,999
247,500	Horizon Therapeutics USA, Inc.‡ 2.438%, 03/15/28 1 mo. LIBOR + 1.75%	244,958
316,800	Spectrum Brands, Inc.‡ 2.764%, 03/03/28 1 mo. LIBOR + 2.00%	314,028
251,739	United Rentals, Inc.‡ 2.514%, 10/31/25 1 mo. LIBOR + 1.75%	253,234
250,000	XPO Logistics, Inc.‡ 2.202%, 02/24/25 1 mo. LIBOR + 1.75%	248,393
		1,604,660

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Information Technology (2.0%)
123,438	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	$122,604
296,203	ON Semiconductor Corp.‡ 2.764%, 09/19/26 1 mo. LIBOR + 2.00%	295,422
296,144	Open Text Corp.‡ 2.514%, 05/30/25 1 mo. LIBOR + 1.75%	296,793
		714,819
	TOTAL BANK LOANS (Cost $5,321,794)	5,272,808
SOVEREIGN BOND (1.0%)
400,000	Province of Ontario Canada 1.800%, 10/14/31 (Cost $398,894)	350,308
U.S. GOVERNMENT AND AGENCY SECURITIES (27.5%)
	Other (27.5%)
172,573	Federal Home Loan Mortgage Corp. Pool 4.000%, 05/01/49	172,288
105,609	2.500%, 02/01/35	102,106
688,354	Federal National Mortgage Association 2.500%, 04/01/50	632,330
612,091	3.000%, 04/01/50	580,654
520,394	3.500%, 04/01/50	507,167
310,754	3.000%, 07/01/46	297,734
194,526	3.000%, 03/01/47	186,376
175,537	3.500%, 08/01/47	172,537
168,930	2.500%, 09/01/31	164,256
155,866	3.500%, 11/01/49	152,347
130,614	4.000%, 06/01/48	131,059
128,248	3.000%, 02/01/33	127,121
103,966	4.500%, 04/01/48	106,240
89,099	3.500%, 02/01/49	87,394
76,047	3.000%, 07/01/49	72,368
66,365	3.000%, 01/01/35	65,415
59,181	4.000%, 03/01/47	59,460
180,225	Government National Mortgage Association II Pool 3.500%, 10/20/47	178,369
134,001	3.000%, 10/20/47	129,414
500,000	U.S. Treasury Bond 3.500%, 02/15/39	532,383
500,000	3.000%, 05/15/47	487,773
500,000	2.250%, 08/15/49	427,422
500,000	2.000%, 02/15/50	403,633
400,000	1.125%, 05/15/40	288,375
300,000	3.000%, 02/15/49^	297,516
250,000	2.875%, 11/15/46	238,086
125,000	2.375%, 11/15/49	109,932
753,360	U.S. Treasury Inflation Indexed Bond 0.750%, 02/15/42	797,337
PRINCIPAL AMOUNT		VALUE
1,150,200	U.S. Treasury Inflation Indexed Note 0.500%, 01/15/28	$1,202,545
630,000	U.S. Treasury Note 1.500%, 02/15/30	568,427
500,000	1.875%, 02/15/32	456,602
400,000	0.625%, 08/15/30	333,031
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $10,952,803)	10,067,697
RESIDENTIAL MORTGAGE BACKED SECURITIES (6.2%)
	Other (6.2%)
100,000	BX Trust Series 2019-OC11, Class A* 3.202%, 12/09/41	93,659
903,627	Federal National Mortgage Association 2.500%, 07/01/51	826,596
889,646	2.000%, 07/01/36	835,470
500,000	Freddie Mac Multifamily Structured Pass Through Certificates Class A2‡ 3.990%, 05/25/33	511,789
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,549,910)	2,267,514
ASSET BACKED SECURITIES (5.9%)
	Financials (3.3%)
133,110	Commonbond Student Loan Trust Series 2021-AGS, Class A* 1.200%, 03/25/52	124,400
150,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	144,543
150,000	Ford Credit Auto Owner Trust Series 2021-2, Class A* 1.530%, 05/15/34	136,288
150,000	Hertz Vehicle Financing III, LP Series 2021-2A, Class A* 1.680%, 12/27/27	134,296
150,000	Oscar US Funding Trust XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	139,996
237,000	Progress Residentiall Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	213,905
17,714	SoFi Professional Loan Program, LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	17,702
145,209	SoFi Professional Loan Program, LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	144,383
150,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	147,435
		1,202,948

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Other (2.6%)
150,000	Aligned Data Centers Issuer, LLC Series 2021-1A, Class A2* 1.937%, 08/15/46	$135,621
122,875	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	112,755
163,330	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	160,268
140,168	SCF Equipment Leasing, LLC Series 2020-1A, Class A3* 1.190%, 10/20/27	138,527
195,000	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	188,853
225,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	211,032
		947,056
	TOTAL ASSET BACKED SECURITIES (Cost $2,279,089)	2,150,004
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.6%)
2,057,848	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $2,057,848)	2,057,848
	TOTAL INVESTMENTS (104.2%) (Cost $40,880,600)	38,094,068
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.6%)		(2,057,848)
OTHER ASSETS, LESS LIABILITIES (1.4%)		503,743
NET ASSETS (100.0%)		$36,539,963

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2022.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (85.1%)
	Airlines (2.2%)
152,655	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$150,996
24,333	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	24,069
101,478	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	101,652
61,357	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	65,001
120,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	106,864
65,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	64,462
22,000	5.750%, 04/20/29	21,240
109,862	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	101,468
70,757	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	76,269
58,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	61,282
69,941	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	69,974
46,793	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	43,019
		886,296
	Communication Services (10.1%)
200,000	Altice France SA/France* 5.500%, 10/15/29	172,362
115,000	APi Escrow Corp.* 4.750%, 10/15/29	105,178
150,000	Arrow Bidco, LLC* 9.500%, 03/15/24	152,444
65,000	Beasley Mezzanine Holdings, LLC*^ 8.625%, 02/01/26	60,783
38,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	37,568
145,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	126,469
315,000	CSC Holdings, LLC* 5.750%, 01/15/30	261,718
250,000	5.375%, 02/01/28	231,782
220,000	4.500%, 11/15/31	181,392
PRINCIPAL AMOUNT		VALUE
126,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	$125,960
75,000	Diamond Sports Group, LLC / Diamond Sports Finance Company* 6.625%, 08/15/27	15,814
55,000	5.375%, 08/15/26	20,167
177,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	167,044
89,000	Embarq Corp. 7.995%, 06/01/36	80,251
44,000	Entercom Media Corp.* 6.750%, 03/31/29	38,031
44,000	6.500%, 05/01/27	37,894
101,000	Frontier California, Inc. 6.750%, 05/15/27	101,003
60,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	54,836
101,000	Frontier Florida, LLC@ 6.860%, 02/01/28	100,869
140,000	Frontier North, Inc.@ 6.730%, 02/15/28	140,053
90,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	80,037
25,000	5.250%, 12/01/27	24,752
30,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	29,410
70,000	Intelsat Jackson Holdings, SA 9.750%, 07/15/25*	—
50,000	5.500%, 08/01/23	—
180,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	179,206
60,415	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	46,078
155,000	Lumen Technologies, Inc. 4.000%, 02/15/27*	138,012
101,000	7.600%, 09/15/39	88,344
48,000	4.500%, 01/15/29*	38,038
48,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	40,131
80,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	70,643
80,000	Netflix, Inc. 4.875%, 06/15/30*^	78,305
45,000	4.875%, 04/15/28	44,203
48,000	Paramount Global‡ 6.375%, 03/30/62	46,621
46,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	40,917
23,000	5.375%, 01/15/31	20,563
180,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	172,319

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
125,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	$120,666
72,000	4.000%, 07/15/28	65,159
50,000	3.125%, 09/01/26	46,096
24,000	3.875%, 09/01/31	20,328
40,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	39,433
230,000	Sprint Corp. 7.125%, 06/15/24	242,208
80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	68,575
48,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	32,694
76,000	United States Cellular Corp. 6.700%, 12/15/33	78,316
		4,062,672
	Consumer Discretionary (14.3%)
96,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	90,548
9,000	5.000%, 10/01/29	7,767
72,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 6.625%, 01/15/28	70,160
60,000	4.625%, 08/01/29	50,547
24,000	4.625%, 04/01/30	19,700
65,000	At Home Group, Inc.* 4.875%, 07/15/28	53,807
49,000	7.125%, 07/15/29	36,631
28,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	26,681
123,000	Bath & Body Works, Inc. 6.694%, 01/15/27	127,894
115,000	6.875%, 11/01/35	112,633
61,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29	52,732
46,000	8.125%, 07/01/27	48,111
46,000	6.250%, 07/01/25	46,556
44,000	Carnival Corp.* 10.500%, 02/01/26	48,442
23,000	7.625%, 03/01/26	22,543
110,000	Carriage Services, Inc.* 4.250%, 05/15/29	96,771
65,000	Carvana Company*^ 5.625%, 10/01/25	56,475
201,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.250%, 02/01/31	169,825
200,000	5.125%, 05/01/27	195,026
100,000	4.750%, 03/01/30	89,425
55,000	5.000%, 02/01/28	52,458
50,000	4.500%, 08/15/30	43,771
48,000	4.750%, 02/01/32	41,603
35,000	4.250%, 01/15/34	27,864
PRINCIPAL AMOUNT		VALUE
48,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	$46,296
75,000	Cedar Fair, LP^ 5.250%, 07/15/29	71,190
125,000	Century Communities, Inc. 6.750%, 06/01/27	126,404
25,000	3.875%, 08/15/29*	21,101
80,000	Dana, Inc. 4.250%, 09/01/30	68,850
48,000	4.500%, 02/15/32	39,776
125,000	DISH DBS Corp. 5.250%, 12/01/26*	115,108
77,000	7.750%, 07/01/26	73,634
60,000	7.375%, 07/01/28^	53,006
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	194,158
107,000	Everi Holdings, Inc.* 5.000%, 07/15/29	97,100
200,000	Ford Motor Credit Company, LLC 4.389%, 01/08/26	193,100
200,000	4.000%, 11/13/30	173,846
36,000	Gap, Inc.*^ 3.875%, 10/01/31	28,865
5,000	3.625%, 10/01/29	4,075
160,000	goeasy, Ltd.* 5.375%, 12/01/24	157,022
80,000	4.375%, 05/01/26^	74,983
67,000	Goodyear Tire & Rubber Company 5.000%, 07/15/29	59,412
47,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	42,359
180,000	Guitar Center, Inc.* 8.500%, 01/15/26	180,623
200,000	International Game Technology, PLC* 6.250%, 01/15/27	203,434
95,000	Liberty Interactive, LLC^ 8.250%, 02/01/30	83,467
50,000	8.500%, 07/15/29	45,484
65,000	Life Time, Inc.* 8.000%, 04/15/26^	63,565
50,000	5.750%, 01/15/26	48,617
62,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	61,074
65,000	M/I Homes, Inc. 3.950%, 02/15/30	53,991
35,000	4.950%, 02/01/28	32,284
99,000	Macy's Retail Holdings, LLC* 6.700%, 07/15/34	98,659
60,000	5.875%, 03/15/30^	56,400
200,000	Mclaren Finance, PLC*^ 7.500%, 08/01/26	193,906
112,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	99,139

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
130,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	$114,973
50,000	Nordstrom, Inc. 5.000%, 01/15/44^	41,093
48,000	4.250%, 08/01/31	41,121
48,000	Papa John's International, Inc.*^ 3.875%, 09/15/29	42,564
110,000	Penn National Gaming, Inc.*^ 4.125%, 07/01/29	93,464
135,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	108,319
224,000	Rite Aid Corp.*^ 8.000%, 11/15/26	188,362
130,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	117,374
108,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	92,340
125,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	119,353
75,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	73,727
24,000	Thor Industries, Inc.* 4.000%, 10/15/29	20,309
23,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	25,214
100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	89,907
105,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	95,002
23,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	21,818
		5,733,838
	Consumer Staples (4.4%)
107,000	Central Garden & Pet Company* 4.125%, 04/30/31	92,066
135,000	Edgewell Personal Care Company* 4.125%, 04/01/29	120,465
127,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	105,840
24,000	6.500%, 12/31/27	23,076
70,000	Fresh Market, Inc.* 9.750%, 05/01/23	68,334
105,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	109,276
140,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 5.500%, 01/15/30	138,918
42,000	6.500%, 04/15/29	43,514
PRINCIPAL AMOUNT		VALUE
46,000	Kraft Heinz Foods Company 4.375%, 06/01/46	$40,345
23,000	3.875%, 05/15/27	22,531
63,000	New Albertsons, LP 7.750%, 06/15/26	66,730
96,000	Performance Food Group, Inc.* 4.250%, 08/01/29	85,514
250,000	Petsmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	232,797
145,000	Pilgrim's Pride Corp.* 5.875%, 09/30/27	146,188
110,000	Post Holdings, Inc.* 4.625%, 04/15/30	94,183
39,000	5.750%, 03/01/27	38,622
24,000	5.500%, 12/15/29	21,908
90,000	Prestige Brands, Inc.* 3.750%, 04/01/31	76,515
100,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	100,440
142,000	Vector Group, Ltd.* 5.750%, 02/01/29	125,346
		1,752,608
	Energy (7.5%)
29,000	Antero Resources Corp.* 7.625%, 02/01/29	30,741
22,000	5.375%, 03/01/30	21,550
90,000	Apache Corp. 5.100%, 09/01/40	81,562
75,000	Buckeye Partners, LP 3.950%, 12/01/26	70,894
50,000	5.850%, 11/15/43	39,592
28,000	ChampionX Corp. 6.375%, 05/01/26	28,323
48,000	Cheniere Energy Partners, LP 3.250%, 01/31/32*	41,068
23,000	4.000%, 03/01/31	20,848
45,000	Cheniere Energy, Inc. 4.625%, 10/15/28	43,763
47,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	47,367
125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	113,521
1,745	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 13.000% PIK rate	1,751
51,000	DT Midstream, Inc.* 4.125%, 06/15/29	46,465
72,000	Earthstone Energy Holdings* 8.000%, 04/15/27	71,843

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
140,000	Energy Transfer, LP‡ 4.304%, 11/01/66 3 mo. USD LIBOR + 3.02%	$115,366
70,000	6.500%, 11/15/26 5 year CMT + 5.69%	66,759
120,000	EnLink Midstream Partners, LP 6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	88,548
100,000	4.850%, 07/15/26	97,845
40,000	EQT Corp. 6.625%, 02/01/25	41,693
117,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	109,955
75,000	Gulfport Energy Operating Corp.* 8.000%, 05/17/26	77,353
90,000	Gulfport Energy Operating Corp. 6.375%, 05/15/25&	—
27,505	8.000%, 05/17/26	28,368
48,000	Hilcorp Energy I, LP* 6.000%, 04/15/30	47,370
72,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	69,808
76,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	80,256
23,000	9.500%, 01/15/25	23,753
23,000	7.750%, 07/31/29*^	22,636
100,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	100,250
50,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	45,991
45,000	10.500%, 05/15/27	44,181
44,000	Murphy Oil Corp.^ 6.375%, 07/15/28	44,822
96,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	94,543
45,000	6.500%, 09/30/26	43,600
330,000	Occidental Petroleum Corp. 4.300%, 08/15/39	281,737
46,000	5.875%, 09/01/25	47,294
90,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	88,983
105,000	Parkland Corp.* 5.875%, 07/15/27	101,797
100,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	84,207
110,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	107,445
48,000	Southwestern Energy Company 5.375%, 03/15/30	47,478
24,000	4.750%, 02/01/32	22,725
PRINCIPAL AMOUNT		VALUE
24,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	$21,676
25,000	Venture Global Calcasieu Pass, LLC* 4.125%, 08/15/31	22,841
25,000	3.875%, 08/15/29	22,887
50,000	Viper Energy Partners, LP* 5.375%, 11/01/27	50,032
70,000	W&T Offshore, Inc.* 9.750%, 11/01/23	69,681
103,000	Weatherford International, Ltd.* 6.500%, 09/15/28	104,099
50,000	8.625%, 04/30/30	49,618
		3,024,885
	Financials (15.8%)
144,000	Acrisure, LLC / Acrisure Finance, Inc.* 6.000%, 08/01/29	125,938
127,000	7.000%, 11/15/25	123,518
133,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	137,598
147,000	AG Issuer, LLC* 6.250%, 03/01/28	144,573
205,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	194,240
25,000	5.875%, 11/01/29	23,270
25,000	4.250%, 10/15/27	23,093
101,000	Ally Financial, Inc. 4.700%, 05/01/34‡ 5 year CMT + 3.87%	87,291
75,000	8.000%, 11/01/31	89,366
45,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	38,998
110,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	93,809
193,000	AmWINS Group, Inc.* 4.875%, 06/30/29	176,705
215,000	AssuredPartners, Inc.* 7.000%, 08/15/25	212,194
98,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	90,127
22,000	Bank of New York Mellon Corp.‡ 3.750%, 12/20/26 5 year CMT + 2.63	19,648
191,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	166,420
195,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LLC* 4.500%, 04/01/27	176,881
116,000	5.750%, 05/15/26	112,717
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
200,000	Burford Capital Global Financial Company* 6.875%, 04/15/30	$194,956
23,000	Capital One Financial Corp.^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	19,987
130,000	Credit Acceptance Corp. 6.625%, 03/15/26^	131,739
89,000	5.125%, 12/31/24*	87,949
96,000	Enact Holdings, Inc.* 6.500%, 08/15/25	95,721
138,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	124,283
156,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	156,998
319,000	HUB International, Ltd.* 7.000%, 05/01/26	316,442
150,000	5.625%, 12/01/29^	137,796
115,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 5.250%, 05/15/27	107,615
68,000	4.375%, 02/01/29	58,926
160,000	ILFC E-Capital Trust II*‡ 4.300%, 12/21/65 3 mo. USD LIBOR + 1.80%	129,909
230,000	Iron Mountain, Inc.* 5.250%, 03/15/28	220,096
260,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	237,266
182,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	179,093
48,000	4.750%, 06/15/29	43,216
138,000	LD Holdings Group, LLC* 6.125%, 04/01/28	104,368
200,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	169,554
49,000	3.875%, 11/15/29	43,347
65,000	LPL Holdings, Inc.* 4.000%, 03/15/29	59,297
193,000	MetLife, Inc. 6.400%, 12/15/66	200,845
202,000	Navient Corp. 5.000%, 03/15/27	184,268
100,000	4.875%, 03/15/28^	88,004
65,000	OneMain Finance Corp. 3.875%, 09/15/28	55,286
35,000	7.125%, 03/15/26	35,676
45,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	43,697
150,000	PHH Mortgage Corp.* 7.875%, 03/15/26	135,157
PRINCIPAL AMOUNT		VALUE
20,000	PNC Financial Services Group, Inc.‡ 6.000%, 05/15/27 5 year CMT + 3.00%	$19,976
100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	90,963
72,000	RLJ Lodging Trust, LP* 3.750%, 07/01/26	67,154
35,000	4.000%, 09/15/29	31,285
45,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	38,028
45,000	3.625%, 03/01/29	38,565
20,000	2.875%, 10/15/26	17,732
90,000	StoneX Group, Inc.* 8.625%, 06/15/25	94,157
22,000	SVB Financial Group‡ 4.000%, 05/15/26 5 year CMT + 3.20	19,203
111,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	92,506
50,000	5.750%, 06/15/27	43,545
50,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	43,185
45,000	US Bancorp‡ 3.700%, 01/15/27 5 year CMT + 2.54	38,845
200,000	VZ Secured Financing, BV* 5.000%, 01/15/32	175,020
98,000	XHR, LP* 6.375%, 08/15/25	99,464
48,000	4.875%, 06/01/29	44,368
		6,351,873
	Health Care (7.5%)
46,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	43,692
330,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27^	312,695
50,000	9.250%, 04/01/26	49,658
185,000	Bausch Health Companies, Inc.* 7.250%, 05/30/29	140,023
100,000	5.000%, 01/30/28	74,016
36,000	6.125%, 02/01/27	34,663
44,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	40,028
12,000	CHS/Community Health Systems, Inc.* 5.250%, 05/15/30	10,542
183,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30^	150,658
110,000	8.000%, 03/15/26	113,924
49,000	6.875%, 04/15/29^	43,046
137,000	DaVita, Inc.* 4.625%, 06/01/30	119,578

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
112,000	3.750%, 02/15/31	$91,408
72,000	Embecta Corp.* 5.000%, 02/15/30	65,315
24,000	6.750%, 02/15/30	23,307
45,000	Encompass Health Corp. 4.750%, 02/01/30	40,760
45,000	4.500%, 02/01/28	41,492
124,000	HCA, Inc. 7.500%, 11/06/33	146,510
210,000	Jazz Securities DAC* 4.375%, 01/15/29	194,634
80,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	42,958
122,000	Mozart Debt Merger Sub, Inc.* 5.250%, 10/01/29^	106,218
120,000	3.875%, 04/01/29	105,020
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	181,104
107,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	91,441
220,000	Tenet Healthcare Corp. 6.250%, 02/01/27*	218,541
130,000	6.875%, 11/15/31	134,900
125,000	4.875%, 01/01/26*	122,061
200,000	Teva Pharmaceutical Finance Netherlands III, BV 6.000%, 04/15/24	200,952
100,000	3.150%, 10/01/26	86,562
		3,025,706
	Industrials (13.6%)
90,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	94,478
100,000	ACCO Brands Corp.* 4.250%, 03/15/29	87,477
150,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	142,370
95,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	80,058
280,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	262,480
46,000	3.500%, 03/15/29	38,773
80,000	Allison Transmission, Inc.* 4.750%, 10/01/27	77,177
25,000	3.750%, 01/30/31	21,658
20,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	17,996
49,000	Arcosa, Inc.* 4.375%, 04/15/29	44,823
PRINCIPAL AMOUNT		VALUE
225,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	$190,944
90,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	79,310
87,000	BWX Technologies, Inc.*^ 4.125%, 04/15/29	80,429
50,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	48,649
24,000	Catalent Pharma Solutions, Inc.* 3.500%, 04/01/30	20,945
23,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	24,522
23,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	22,794
11,000	4.500%, 10/20/25	10,964
100,000	Deluxe Corp.* 8.000%, 06/01/29	95,948
48,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	44,701
72,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	69,733
120,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	97,217
45,000	EnerSys* 4.375%, 12/15/27	42,066
110,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	98,254
46,000	GFL Environmental, Inc.* 3.750%, 08/01/25	44,113
52,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	46,965
50,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	51,661
60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	58,196
44,000	3.500%, 03/01/29	39,267
107,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	101,095
223,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	194,456
119,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	116,244
125,000	Herc Holdings, Inc.* 5.500%, 07/15/27	122,570
115,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	117,092
115,000	IEA Energy Services, LLC* 6.625%, 08/15/29	106,321
110,000	JELD-WEN, Inc.* 4.625%, 12/15/25	104,225

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
41,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	$43,456
108,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	98,339
46,000	MasTec, Inc.*^ 4.500%, 08/15/28	44,206
109,000	Meritor, Inc.*^ 4.500%, 12/15/28	108,997
60,000	Moog, Inc.* 4.250%, 12/15/27	56,407
130,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	118,980
95,000	Novelis Corp.* 4.750%, 01/30/30	87,428
35,000	OI European Group, BV* 4.750%, 02/15/30	31,161
110,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	96,254
77,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	58,689
148,000	Patrick Industries, Inc.* 4.750%, 05/01/29	126,814
110,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	120,595
84,000	PGT Innovations, Inc.*^ 4.375%, 10/01/29	73,893
106,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	108,171
61,000	QVC, Inc. 4.375%, 09/01/28	51,935
86,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	72,935
71,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	59,127
45,000	5.500%, 03/01/30^	37,165
90,000	Standard Industries, Inc.* 5.000%, 02/15/27	85,535
23,000	4.375%, 07/15/30	19,250
185,000	Station Casinos, LLC* 4.500%, 02/15/28	168,215
76,000	Stericycle, Inc.* 3.875%, 01/15/29	67,122
69,000	STL Holding Company, LLC* 7.500%, 02/15/26	65,923
195,000	TransDigm, Inc. 7.500%, 03/15/27	197,260
129,000	6.250%, 03/15/26*	129,276
44,000	Tronox, Inc.* 4.625%, 03/15/29	39,301
PRINCIPAL AMOUNT		VALUE
50,000	United Rentals North America, Inc. 3.750%, 01/15/32	$43,660
22,000	3.875%, 02/15/31^	19,508
96,000	Vertiv Group Corp.* 4.125%, 11/15/28	83,759
101,000	Wabash National Corp.* 4.500%, 10/15/28	84,635
100,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	88,985
47,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	48,839
25,000	7.250%, 06/15/28	26,011
		5,457,802
	Information Technology (3.8%)
48,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	44,406
50,000	CDK Global, Inc.* 5.250%, 05/15/29	50,411
65,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	57,966
112,000	CommScope Technologies, LLC* 6.000%, 06/15/25	98,312
90,000	CommScope, Inc.* 4.750%, 09/01/29	75,539
49,000	Dell International, LLC / EMC Corp. 6.100%, 07/15/27	52,437
48,000	Fair Isaac Corp.* 4.000%, 06/15/28	43,916
106,000	II-VI, Inc.* 5.000%, 12/15/29	99,552
100,000	KBR, Inc.* 4.750%, 09/30/28	94,643
100,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	87,124
50,000	5.500%, 09/01/28	46,380
44,000	NCR Corp.* 5.125%, 04/15/29	41,713
57,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	53,895
68,000	ON Semiconductor Corp.* 3.875%, 09/01/28	63,254
72,000	Open Text Corp.* 3.875%, 02/15/28	65,715
36,000	3.875%, 12/01/29	32,040
36,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	31,290
44,000	Playtika Holding Corp.* 4.250%, 03/15/29	39,661
66,000	PTC, Inc.* 4.000%, 02/15/28	61,483
100,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	87,787

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
65,000	Twilio, Inc.^ 3.625%, 03/15/29	$57,377
23,000	3.875%, 03/15/31	19,679
130,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	117,019
100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	88,554
		1,510,153
	Materials (4.1%)
200,000	Alcoa Nederland Holding, BV* 4.125%, 03/31/29	188,558
47,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	45,513
52,000	ArcelorMittal, SA 7.000%, 10/15/39	56,679
25,000	Carpenter Technology Corp.^ 7.625%, 03/15/30	25,430
70,000	Chemours Company* 4.625%, 11/15/29	60,715
145,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	128,248
48,000	Commercial Metals Company 4.125%, 01/15/30	43,753
24,000	4.375%, 03/15/32	21,490
250,000	Constellium, SE*^ 3.750%, 04/15/29	216,462
48,000	Freeport-McMoRan, Inc. 5.450%, 03/15/43	47,914
68,000	HB Fuller Company 4.250%, 10/15/28	61,218
85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	88,242
110,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	100,652
11,000	4.500%, 06/01/31	9,500
69,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	61,629
96,000	Mercer International, Inc. 5.125%, 02/01/29	89,524
135,000	Owens-Brockway Glass Container, Inc.* 6.625%, 05/13/27	134,368
24,000	Sealed Air Corp.* 5.000%, 04/15/29	23,841
110,000	Silgan Holdings, Inc. 4.125%, 02/01/28	103,096
44,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	38,825
75,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	72,556
46,000	Valvoline, Inc.* 3.625%, 06/15/31	37,404
		1,655,617
PRINCIPAL AMOUNT		VALUE
	Real Estate (1.0%)
71,000	EPR Properties 3.750%, 08/15/29	$63,361
67,000	Forestar Group, Inc.* 5.000%, 03/01/28	60,537
48,000	3.850%, 05/15/26	43,351
108,000	MIWD Holdco II, LLC* 5.500%, 02/01/30	94,290
125,000	Service Properties Trust 4.350%, 10/01/24	115,871
45,000	5.250%, 02/15/26	40,376
		417,786
	Special Purpose Acquisition Companies (0.3%)
95,000	Fertitta Entertainment Company* 6.750%, 01/15/30	82,935
46,000	4.625%, 01/15/29	41,754
		124,689
	Utilities (0.5%)
34,000	PPL Capital Funding, Inc.^‡ 3.661%, 03/30/67 3 mo. USD LIBOR + 2.67%	29,968
100,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	93,505
50,000	Vistra Corp.*‡ 8.000%, 10/15/26 5 year CMT + 6.93%	50,381
45,000	7.000%, 12/15/26 5 year CMT + 5.74%	43,813
		217,667
	TOTAL CORPORATE BONDS (Cost $36,830,728)	34,221,592
CONVERTIBLE BONDS (0.5%)
	Consumer Discretionary (0.3%)
139,000	DISH Network Corp. 2.375%, 03/15/24	128,862
	Information Technology (0.2%)
75,000	Shift4 Payments, Inc.* 0.500%, 08/01/27	61,592
	TOTAL CONVERTIBLE BONDS (Cost $184,625)	190,454
BANK LOANS (9.4%)¡
	Airlines (0.6%)
95,000	AAdvantage Loyalty IP, Ltd.‡ 5.813%, 04/20/28 3 mo. LIBOR + 4.75%	96,834
25,000	Mileage Plus Holdings, LLC‡ 6.250%, 06/21/27 3 mo. LIBOR + 5.25%	25,981

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
123,750	United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	$123,033
		245,848
	Communication Services (1.0%)
121,875	Clear Channel Outdoor Holdings, Inc.‡ 4.739%, 08/21/26 3 mo. LIBOR + 3.50%	119,152
140,612	DIRECTV Financing, LLC‡ 5.764%, 08/02/27 1 mo. LIBOR + 5.00%	140,202
125,000	Nexstar Broadcasting, Inc.‡ 2.955%, 09/18/26 1 mo. LIBOR + 2.50%	124,073
		383,427
	Consumer Discretionary (1.4%)
32,191	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	32,223
48,600	Penn National Gaming, Inc.! 0.000%, 04/20/29	48,441
158,400	Petco Health and Wellness Company, Inc.‡ 4.256%, 03/03/28 3 mo. LIBOR + 3.25%	157,113
89,076	PetSmart, Inc.‡ 4.989%, 02/11/28 3 mo. LIBOR + 3.75%	88,453
114,368	TKC Holdings, Inc.‡ 6.506%, 05/15/28 3 mo. LIBOR + 5.50%	113,642
155,925	WW International, Inc.‡ 4.264%, 04/13/28 1 mo. LIBOR + 3.50%	140,800
		580,672
	Consumer Staples (0.1%)
39,520	United Natural Foods, Inc.‡ 4.014%, 10/22/25 1 mo. LIBOR + 3.25%	39,338
	Health Care (2.3%)
168,446	Amneal Pharmaceuticals, LLC‡ 4.313%, 05/04/25 1 mo. LIBOR + 3.50%	166,803
25,000	Bausch Health Companies, Inc.! 0.000%, 01/27/27	24,240
71,654	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	71,340
17,853	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	17,774
PRINCIPAL AMOUNT		VALUE
235,568	Mallinckrodt International Finance, SA‡ 6.246%, 09/24/24 3 mo. LIBOR + 5.25%	$219,831
108,235	Padagis, LLC‡ 5.719%, 07/06/28 3 mo. LIBOR + 4.75%	108,235
50,000	Perrigo Investments, LLC 1.000%, 04/20/29	49,917
15,909	Perrigo Investments, LLC‡ 3.140%, 04/20/29 SOFR + 2.50%	15,883
235,269	Team Health Holdings, Inc.‡ 6.250%, 03/02/27 1 mo. SOFR + 5.25%	222,035
50,000	Team Health Holdings, Inc.! 0.000%, 03/02/27	47,188
		943,246
	Industrials (1.5%)
49,625	ACProducts, Inc.‡ 4.750%, 05/17/28 6 mo. LIBOR + 4.25%	41,685
60,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	59,535
121,338	Apergy Corp.‡ 6.000%, 06/03/27 3 mo. LIBOR + 5.00%	121,944
92,600	BW Gas & Convenience Holdings, LLC‡ 4.264%, 03/31/28 1 mo. LIBOR + 3.50%	91,906
93,109	Dun & Bradstreet Corp.‡ 3.918%, 02/06/26 1 mo. LIBOR + 3.25%	92,539
107,540	Granite Holdings US Acquisition Company‡ 4.250%, 09/30/26 3 mo. LIBOR + 4.00%	106,958
70,000	Sinclair Television Group, Inc.‡ 4.421%, 04/13/29 SOFR + 3.75%	68,053
		582,620
	Information Technology (1.8%)
85,000	AP Core Holdings II, LLC‡ 6.264%, 09/01/27 1 mo. LIBOR + 5.50%	84,734
215,360	Banff Merger Sub, Inc.‡ 4.514%, 10/02/25 1 mo. LIBOR + 3.75%	213,019
122,188	Camelot U.S. Acquisition 1 Company‡ 3.764%, 10/30/26 1 mo. LIBOR + 3.00%	120,852
80,000	II-VI, Inc.! 0.000%, 12/01/28	79,750

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
100,000	Scientific Games International, Inc.‡ 3.573%, 04/14/29 SOFR + 3.00%	$99,672
130,000	VFH Parent LLC‡ 3.573%, 01/13/29 1 mo. SOFR + 3.00%	129,289
		727,316
	Materials (0.3%)
78,400	Innophos, Inc.‡ 4.514%, 02/05/27 1 mo. LIBOR + 3.75%	78,253
50,000	LSF11 A5 HoldCo, LLC‡ 4.315%, 10/15/28 1 mo. SOFR + 3.50%	49,262
		127,515
	Special Purpose Acquisition Companies (0.4%)
45,000	Clydesdale Acquisition Holdings, Inc.‡ 4.783%, 04/13/29 SOFR + 4.25%	44,469
25,000	Fertitta Entertainment, LLC‡ 4.500%, 01/27/29 SOFRTE + 4.00%	24,917
100,000	Oscar Acquisition Co., LLC! 0.000%, 04/16/29	96,041
		165,427
	TOTAL BANK LOANS (Cost $3,861,011)	3,795,409
NUMBER OF SHARES		VALUE
COMMON STOCKS (1.4%)
	Communication Services (0.1%)
2,040	Altice USA, Inc. - Class A#	18,931
1,527	Cumulus Media, Inc. - Class A#	21,027
		39,958
	Energy (1.2%)
4,064	Calfrac Well Services, Ltd.#	15,971
1,068	Chaparral Energy, Inc. - Class A&#	74,226
291	Chesapeake Energy Corp.^	23,868
193	Denbury, Inc.#	12,348
6,600	Energy Transfer, LP	73,128
3,970	Enterprise Products Partners, LP	102,863
660	EP Energy Corp.&#	5,445
1,285	Magellan Midstream Partners, LP	62,258
355	Schlumberger, NV	13,849
1,523	Superior Energy Services, Inc.&#	77,673
261	Weatherford International, PLC#	8,425
965	Williams Companies, Inc.	33,090
		503,144
NUMBER OF SHARES		VALUE
	Special Purpose Acquisition Company (0.1%)
1,132	Intelsat Emergence, SA#	$35,233
	TOTAL COMMON STOCKS (Cost $787,107)	578,335
WARRANTS (0.2%)#
	Energy (0.2%)
392	Chesapeake Energy Corp. 02/09/26, Strike $30.73	21,662
352	Chesapeake Energy Corp. 02/09/26, Strike $26.43	20,969
217	Chesapeake Energy Corp. 02/09/26, Strike $34.61	11,607
548	Denbury, Inc. 09/18/25, Strike $32.59	19,728
210	Denbury, Inc. 09/18/23, Strike $35.41	6,539
4,950	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	1
4,455	Mcdermott International, Ltd.& 06/30/27, Strike $12.33	—
	TOTAL WARRANTS (Cost $127,391)	80,506
CONVERTIBLE PREFERRED STOCK (0.0%)
	Energy (0.0%)
2	Gulfport Energy Operating Corp.& 10.000%, 05/31/22 15.000% PIK rate (Cost $1,460)	13,900
PREFERRED STOCKS (1.0%)
	Consumer Discretionary (0.2%)
590	Guitar Center, Inc.&	76,110
	Energy (0.7%)
4,930	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	105,798
2,647	NuStar Energy, LP^‡ 7.592%, 05/31/22 3 mo. USD LIBOR + 6.77%	63,528
4,185	NuStar Logistics, LP^‡ 8.069%, 01/15/43 3 mo. USD LIBOR + 6.73%	105,838
		275,164
	Financials (0.1%)
1,924	B Riley Financial, Inc. 5.250%, 08/31/28	43,675
	TOTAL PREFERRED STOCKS (Cost $419,464)	394,949

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2022 (Unaudited)

NUMBER OF SHARES		VALUE
RIGHTS (0.0%)#
	Communication Services (0.0%)
117	Intelsat Jackson Holdings, SA, (Expires 12/5/25)	$—
117	Intelsat Jackson Holdings, SA, (Expires 12/5/25)	—
	TOTAL RIGHTS (Cost $—)	—
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (9.5%)
3,839,648	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%† (Cost $3,839,648)	3,839,648
	TOTAL INVESTMENTS (107.1%) (Cost $46,051,434)	43,114,793
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.5%)		(3,839,648)
OTHER ASSETS, LESS LIABILITIES¡¡ (2.4%)		955,400
NET ASSETS (100.0%)		$40,230,545

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2022.

&  Illiquid security.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

¡¡  As of April 30, 2022, the value of unfunded loan commitments was $9,076 for the Fund. See Notes to Schedule of Investments.

At April 30, 2022, High Income Opportunities Fund had the following unfunded loan commitment:

BORROWER:	PRINCIPAL AMOUNT	COST	VALUE	UNREALIZED APP/(DEP)
Perrigo Investments, LLC	$9,091	$9,081	$9,076	$(5)

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (60.2%)
	Airlines (1.5%)
483,409	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$478,154
334,339	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	330,705
1,103,022	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	1,104,908
306,784	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	325,007
1,149,550	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	1,146,791
500,000	Mileage Plus Holdings, LLC / Mileage Plus Intellectual Property Assets, Ltd.* 6.500%, 06/20/27	514,805
1,250,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	1,320,738
278,975	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	278,615
199,831	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	199,927
		5,699,650
	Communication Services (2.3%)
1,000,000	Ashtead Capital, Inc.*^ 4.375%, 08/15/27	982,900
1,000,000	AT&T, Inc. 1.700%, 03/25/26	923,700
1,000,000	Bell Canada 0.750%, 03/17/24	955,460
373,000	Cincinnati Bell, Inc. 7.250%, 06/15/23	367,084
750,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	714,352
500,000	Magallanes, Inc.* 3.788%, 03/15/25	493,115
250,000	3.428%, 03/15/24	248,508
500,000	Netflix, Inc.* 3.625%, 06/15/25	489,510
500,000	NTT Finance Corp.* 0.583%, 03/01/24	476,760
1,000,000	Rogers Communications, Inc. 3.625%, 12/15/25	995,150
500,000	Sirius XM Radio, Inc.* 3.125%, 09/01/26	460,955
PRINCIPAL AMOUNT		VALUE
1,000,000	Sprint Corp. 7.875%, 09/15/23	$1,050,480
250,000	T-Mobile USA, Inc. 2.625%, 04/15/26	233,730
250,000	2.250%, 02/15/26	230,635
		8,622,339
	Consumer Discretionary (5.9%)
500,000	American Honda Finance Corp. 0.650%, 09/08/23^	485,735
250,000	1.300%, 09/09/26	227,220
250,000	0.750%, 08/09/24^	236,368
250,000	0.550%, 07/12/24	236,055
1,000,000	Aptiv, PLC 2.396%, 02/18/25	962,610
500,000	BMW US Capital, LLC* 3.900%, 04/09/25	503,845
750,000	Brunswick Corp. 0.850%, 08/18/24	705,690
500,000	Caesars Entertainment, Inc.* 6.250%, 07/01/25	506,045
1,000,000	Cargill, Inc.* 3.500%, 04/22/25	999,100
1,000,000	Daimler Finance North America, LLC* 2.125%, 03/10/25	957,310
500,000	DISH DBS Corp. 5.875%, 07/15/22	501,820
1,000,000	Dollar General Corp. 3.250%, 04/15/23	1,005,040
1,000,000	DR Horton, Inc.^ 5.750%, 08/15/23	1,029,710
500,000	Ford Motor Credit Company, LLC 3.810%, 01/09/24	493,695
500,000	3.370%, 11/17/23	492,555
500,000	2.300%, 02/10/25	464,790
250,000	3.350%, 11/01/22	250,260
250,000	General Motors Company 5.400%, 10/02/23	257,035
1,000,000	General Motors Financial Company, Inc. 1.200%, 10/15/24	939,510
750,000	goeasy, Ltd.* 5.375%, 12/01/24	736,042
200,000	4.375%, 05/01/26	187,458
500,000	Goodyear Tire & Rubber Company 9.500%, 05/31/25	524,570
1,251,000	Hasbro, Inc. 3.000%, 11/19/24	1,237,001
500,000	Kia Corp.* 2.375%, 02/14/25	482,680
750,000	L Brands, Inc.* 9.375%, 07/01/25	844,815
500,000	Lennar Corp. 4.750%, 11/15/22^	503,840
250,000	4.500%, 04/30/24	253,872

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
750,000	Mattel, Inc.* 3.375%, 04/01/26	$731,505
500,000	5.875%, 12/15/27	511,700
250,000	MGM Resorts International 6.000%, 03/15/23	253,378
500,000	Newell Brands, Inc. 4.100%, 04/01/23	500,195
300,000	4.000%, 12/01/24	299,190
500,000	Nordstrom, Inc. 2.300%, 04/08/24	480,310
500,000	Panasonic Corp.* 2.536%, 07/19/22	499,180
250,000	Target Corp.^ 2.250%, 04/15/25	243,045
605,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc.* 5.875%, 04/15/23	611,849
500,000	Toll Brothers Finance Corp. 4.375%, 04/15/23	504,400
1,000,000	Toyota Motor Corp. 0.681%, 03/25/24	955,980
1,000,000	VF Corp.^ 2.400%, 04/23/25	967,660
		22,583,063
	Consumer Staples (2.1%)
1,000,000	7-Eleven, Inc.* 0.800%, 02/10/24	954,130
200,000	Conagra Brands, Inc. 0.500%, 08/11/23	193,442
1,000,000	Constellation Brands, Inc. 4.250%, 05/01/23	1,013,710
200,000	Hormel Foods Corp.^ 0.650%, 06/03/24	190,644
750,000	Keurig Dr Pepper, Inc. 0.750%, 03/15/24	716,340
653,000	Land O' Lakes, Inc.* 6.000%, 11/15/22	658,426
500,000	McCormick & Company Inc/MD 3.500%, 09/01/23	501,760
350,000	2.700%, 08/15/22	350,819
300,000	0.900%, 02/15/26	269,436
500,000	Mondelez International, Inc. 2.125%, 03/17/24	490,105
250,000	PepsiCo, Inc. 2.250%, 03/19/25	244,155
905,000	Pilgrim's Pride Corp.* 5.875%, 09/30/27	912,412
1,500,000	Walgreens Boots Alliance, Inc. 0.950%, 11/17/23	1,454,385
		7,949,764
	Energy (2.5%)
500,000	Atlantic City Electric 3.375%, 09/01/24	499,735
PRINCIPAL AMOUNT		VALUE
750,000	Baltimore Gas and Electric Company^ 2.800%, 08/15/22	$751,005
750,000	Continental Resources, Inc. 4.500%, 04/15/23	759,173
500,000	Enbridge, Inc. 2.500%, 02/14/25	483,110
375,000	2.150%, 02/16/24	366,896
1,000,000	EQT Corp. 3.125%, 05/15/26*	943,940
500,000	6.625%, 02/01/25	521,160
1,000,000	Halliburton Company 3.500%, 08/01/23	1,004,520
1,000,000	Kinder Morgan Energy Partners, LP 3.500%, 09/01/23	1,003,620
750,000	Occidental Petroleum Corp. 5.875%, 09/01/25	771,097
250,000	ONEOK, Inc. 2.750%, 09/01/24	243,690
1,000,000	Ovintiv Exploration, Inc. 5.625%, 07/01/24	1,039,610
500,000	Parkland Corp.* 5.875%, 07/15/27	484,750
500,000	TransCanada PipeLines, Ltd. 1.000%, 10/12/24	469,345
		9,341,651
	Financials (21.5%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
500,000	2.875%, 08/14/24^	481,230
500,000	1.750%, 10/29/24	466,685
500,000	1.650%, 10/29/24	466,075
500,000	1.150%, 10/29/23	477,570
250,000	Ally Financial, Inc. 3.050%, 06/05/23	249,655
250,000	1.450%, 10/02/23	243,075
1,500,000	American Express Company 3.400%, 02/22/24	1,503,420
500,000	2.250%, 03/04/25	482,770
680,000	Ares Capital Corp.^ 3.500%, 02/10/23	680,972
2,000,000	Asian Development Bank^ 0.375%, 06/11/24	1,902,120
500,000	Aviation Capital Group, LLC* 1.950%, 09/20/26	439,055
250,000	3.875%, 05/01/23	249,430
500,000	Bank of America Corp.‡ 2.456%, 10/22/25 3 mo. USD LIBOR + 0.87%	481,855
500,000	1.530%, 12/06/25 SOFR + 0.65%	468,815
250,000	1.658%, 03/11/27 SOFR + 0.91%	226,735
250,000	0.981%, 09/25/25 SOFR + 0.91%	232,963
500,000	Bank Of Montreal 1.500%, 01/10/25	473,315

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	Bank of Montreal 1.250%, 09/15/26^	$446,890
500,000	0.625%, 07/09/24	471,070
750,000	Bank of New York Mellon Corp. 0.850%, 10/25/24	709,762
500,000	3.350%, 04/25/25	499,065
500,000	1.950%, 08/23/22^	500,400
1,000,000	Bank of Nova Scotia 1.450%, 01/10/25^	945,170
500,000	0.700%, 04/15/24	475,550
200,000	0.650%, 07/31/24	187,784
1,000,000	Barclays, PLC‡ 1.007%, 12/10/24 1 year CMT + 0.80%	953,840
500,000	Blackstone Private Credit Fund* 2.350%, 11/22/24	472,185
300,000	1.750%, 09/15/24	280,197
1,000,000	BP Capital Markets America, Inc. 3.790%, 02/06/24	1,008,980
1,000,000	Brookfield Finance, Inc. 4.000%, 04/01/24	1,009,270
450,000	Buffalo State College Foundation Housing Corp. 2.100%, 11/01/22	447,966
500,000	Capital One Financial Corp. 2.636%, 03/03/26‡	480,355
500,000	2.600%, 05/11/23^	498,715
1,000,000	Caterpillar Financial Services Corp. 0.450%, 05/17/24	949,140
1,000,000	Charles Schwab Corp. 0.750%, 03/18/24	957,500
250,000	0.900%, 03/11/26	226,370
1,000,000	Chubb INA Holdings, Inc. 3.350%, 05/15/24	1,003,700
1,000,000	Citigroup, Inc.‡ 0.981%, 05/01/25 SOFR + 0.67%	943,150
500,000	2.014%, 01/25/26 SOFR + 0.69%	473,230
500,000	1.281%, 11/03/25 SOFR + 0.53%	468,190
1,000,000	CNO Global Funding* 1.650%, 01/06/25	945,300
1,000,000	Cooperatieve Rabobank UA^ 1.375%, 01/10/25	949,520
475,000	Credit Acceptance Corp.* 5.125%, 12/31/24	469,390
500,000	Credit Suisse AG/New York NY 3.700%, 02/21/25	495,390
500,000	Credit Suisse AG/New York NY 1.000%, 05/05/23	491,040
250,000	0.495%, 02/02/24	237,953
1,500,000	Danske Bank, A/S*‡ 0.976%, 09/10/25 1 year CMT + 0.55%	1,391,385
PRINCIPAL AMOUNT		VALUE
1,250,000	Discover Bank 2.450%, 09/12/24	$1,215,450
500,000	DNB Bank, ASA*‡ 0.856%, 09/30/25 1 year CMT + 0.33%	468,830
1,250,000	European Bank for Reconstruction & Development 0.500%, 11/25/25	1,143,787
1,000,000	0.500%, 05/19/25	928,150
1,000,000	European Investment Bank 0.375%, 07/24/24	947,470
1,000,000	0.250%, 09/15/23	969,400
500,000	Fifth Third Bancorp 4.300%, 01/16/24	506,560
500,000	1.707%, 11/01/27‡ SOFR + 0.69%	451,895
500,000	FNB Corp/PA 2.200%, 02/24/23	495,100
500,000	Franklin Resources, Inc. 2.800%, 09/15/22	502,365
750,000	Goldman Sachs Group, Inc. 0.855%, 02/12/26‡ SOFR + 0.61%	685,035
500,000	1.757%, 01/24/25‡ SOFR + 0.73%	483,350
500,000	1.217%, 12/06/23	486,220
250,000	0.627%, 11/17/23‡ SOFR + 0.54%	246,190
350,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 3.375%, 06/15/26	323,302
750,000	HSBC Holdings, PLC‡ 0.732%, 08/17/24 SOFR + 0.53%	722,572
500,000	1.162%, 11/22/24 SOFR + 0.58%	479,595
450,000	2.999%, 03/10/26 SOFR + 1.43%	434,029
250,000	Hyundai Capital America* 3.000%, 06/20/22^	250,345
250,000	2.375%, 02/10/23	248,453
1,000,000	Inter-American Development Bank^ 1.750%, 03/14/25	967,920
333,000	Intercontinental Exchange, Inc. 0.700%, 06/15/23	325,654
1,000,000	International Bank for Reconstruction & Development 1.625%, 01/15/25	967,360
500,000	JPMorgan Chase & Company‡ 2.595%, 02/24/26^ SOFR + 0.92%	481,250
500,000	0.824%, 06/01/25 SOFR + 0.54%	470,715
250,000	1.578%, 04/22/27 SOFR + 0.89%	226,188
250,000	0.768%, 08/09/25^ SOFR + 0.49%	233,635

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
250,000	KeyBank NA/Cleveland OH‡ 0.423%, 01/03/24 SOFR + 0.34%	$245,855
1,000,000	KfW Government Guarantee 1.250%, 01/31/25	956,240
300,000	Kreditanstalt fuer Wiederaufbau 1.000%, 10/01/26	275,550
1,000,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	984,030
750,000	Lloyds Banking Group, PLC‡ 0.695%, 05/11/24 1 year CMT + 0.55%	728,445
500,000	3.511%, 03/18/26 1 year CMT + 1.60	491,170
750,000	LSEGA Financing, PLC*^ 0.650%, 04/06/24	710,130
250,000	Macquarie Bank, Ltd.*^ 2.100%, 10/17/22	249,898
650,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	654,283
1,000,000	Markel Corp. 3.625%, 03/30/23	1,006,080
1,000,000	Metropolitan Life Global Funding I*^ 2.800%, 03/21/25	979,380
335,000	0.700%, 09/27/24	313,597
750,000	Mizuho Financial Group, Inc.‡ 2.721%, 07/16/23 3 mo. USD LIBOR + 0.84%	749,797
520,000	Mondelez International Holdings Netherlands, BV* 0.750%, 09/24/24^	488,446
250,000	2.125%, 09/19/22	250,038
750,000	Morgan Stanley‡ 0.790%, 05/30/25 SOFR + 0.53%	701,745
750,000	0.731%, 04/05/24 SOFR + 0.62%	730,605
500,000	National Bank of Canada 2.150%, 10/07/22*	500,275
250,000	2.100%, 02/01/23	249,078
500,000	National Securities Clearing Corp.* 1.200%, 04/23/23	493,420
500,000	NatWest Group, PLC‡ 2.359%, 05/22/24 1 year CMT + 2.15%	493,905
500,000	NatWest Markets, PLC*^ 1.600%, 09/29/26	448,885
500,000	Nordea Bank Abp* 1.500%, 09/30/26	448,640
1,000,000	Nordic Investment Bank 2.625%, 04/04/25	991,380
1,000,000	0.375%, 09/11/25	916,410
PRINCIPAL AMOUNT		VALUE
1,000,000	Oesterreichische Kontrollbank, AG 1.500%, 02/12/25	$961,660
500,000	OneMain Finance Corp. 6.125%, 03/15/24	502,615
500,000	Pacific Life Global Funding II* 0.500%, 09/23/23	483,695
250,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	244,285
500,000	Pricoa Global Funding I* 1.200%, 09/01/26	448,840
1,000,000	Radian Group, Inc. 4.500%, 10/01/24	978,190
1,000,000	Reinsurance Group of America, Inc. 4.700%, 09/15/23	1,017,750
1,000,000	Reliance Standard Life Global Funding II*^ 3.850%, 09/19/23	1,008,960
500,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 2.875%, 10/15/26	443,290
500,000	Royal Bank of Canada 0.650%, 07/29/24	470,305
250,000	1.950%, 01/17/23	249,735
250,000	0.875%, 01/20/26	224,665
500,000	SBA Tower Trust* 1.631%, 05/15/51	461,534
250,000	1.840%, 04/15/27	223,571
200,000	1.884%, 07/15/50	185,442
190,000	2.836%, 01/15/50	184,514
250,000	Shell International Finance, BV^ 2.000%, 11/07/24	244,008
500,000	Skandinaviska Enskilda Banken, AB*^ 0.650%, 09/09/24	468,705
300,000	1.200%, 09/09/26	269,817
500,000	SLM Corp. 3.125%, 11/02/26	457,640
500,000	Starwood Property Trust, Inc.* 5.500%, 11/01/23	505,170
500,000	3.750%, 12/31/24	481,580
500,000	State Street Corp.^‡ 2.354%, 11/01/25 SOFR + 0.94%	485,835
500,000	StoneX Group, Inc.* 8.625%, 06/15/25	523,095
1,500,000	SVB Financial Group 3.500%, 01/29/25	1,489,875
500,000	Toronto-Dominion Bank 1.450%, 01/10/25^	474,140
500,000	0.750%, 06/12/23	489,375
250,000	1.200%, 06/03/26	225,725
250,000	0.750%, 09/11/25	227,710
250,000	0.750%, 01/06/26	224,890
1,000,000	Truist Financial Corp. 3.750%, 12/06/23	1,010,330
250,000	3.050%, 06/20/22	250,210
250,000	2.200%, 03/16/23^	249,595

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	UBS AG/London* 0.450%, 02/09/24	$476,075
250,000	0.700%, 08/09/24	235,393
1,000,000	UBS Group, AG*^ 1.375%, 01/13/25	945,190
500,000	USAA Capital Corp.* 1.500%, 05/01/23	493,230
1,000,000	Ventas Realty, LP 3.500%, 04/15/24	997,960
1,000,000	3.500%, 02/01/25	989,970
750,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	721,717
500,000	Wells Fargo & Company‡ 3.908%, 04/25/26 SOFR + 1.32%	496,765
500,000	1.654%, 06/02/24 SOFR + 1.60%	491,670
		81,647,020
	Health Care (4.5%)
250,000	AbbVie, Inc. 2.300%, 11/21/22	250,057
750,000	Anthem, Inc. 2.375%, 01/15/25	726,390
250,000	AstraZeneca, PLC 2.375%, 06/12/22	250,247
250,000	0.700%, 04/08/26	223,658
250,000	Bausch Health Companies, Inc.* 5.500%, 11/01/25	242,018
1,000,000	Baxter International, Inc.* 1.322%, 11/29/24	943,200
500,000	0.868%, 12/01/23	481,090
1,000,000	Bristol-Myers Squibb Company 2.900%, 07/26/24	995,120
250,000	3.550%, 08/15/22	251,405
250,000	Cigna Corp. 0.613%, 03/15/24	238,410
750,000	Elanco Animal Health, Inc. 5.772%, 08/28/23	772,642
500,000	Gilead Sciences, Inc. 3.250%, 09/01/22	501,525
375,000	0.750%, 09/29/23	362,951
500,000	GlaxoSmithKline Capital, PLC 2.850%, 05/08/22	500,135
250,000	0.534%, 10/01/23	242,333
1,000,000	GSK Consumer Healthcare Company* 3.024%, 03/24/24^	990,820
250,000	3.125%, 03/24/25	245,530
500,000	HCA, Inc. 5.875%, 05/01/23	516,095
1,000,000	Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	936,220
PRINCIPAL AMOUNT		VALUE
750,000	Humana, Inc.
	0.650%, 08/03/23	$728,655
400,000	Illumina, Inc.^ 0.550%, 03/23/23	392,688
500,000	Laboratory Corp. of America Holdings 3.600%, 02/01/25	498,195
500,000	2.300%, 12/01/24	483,970
1,500,000	Merck & Company, Inc. 2.800%, 05/18/23	1,506,765
500,000	PerkinElmer, Inc. 0.850%, 09/15/24	468,290
750,000	Quest Diagnostics, Inc. 3.500%, 03/30/25	747,630
500,000	Tenet Healthcare Corp. 4.625%, 09/01/24*	498,410
250,000	4.625%, 07/15/24	249,600
1,000,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	994,390
750,000	Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	711,750
		16,950,189
	Industrials (7.9%)
1,000,000	3M Company 3.250%, 02/14/24	1,005,750
1,000,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	1,049,760
500,000	Air Lease Corp. 0.800%, 08/18/24	465,530
250,000	2.250%, 01/15/23^	249,122
750,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	749,535
14,000	Avolon Holdings Funding, Ltd.* 2.528%, 11/18/27	12,046
750,000	Beacon Roofing Supply, Inc.*^ 4.500%, 11/15/26	733,020
250,000	Berry Global, Inc. 0.950%, 02/15/24	239,005
500,000	BMW Finance, NV*^ 2.250%, 08/12/22	500,230
1,000,000	Canadian Pacific Railway Company 1.350%, 12/02/24	948,600
500,000	Daimler Trucks Finance North America, LLC* 1.625%, 12/13/24	475,030
500,000	1.125%, 12/14/23	483,230
1,000,000	Delta Air Lines, Inc. 3.800%, 04/19/23	999,340
1,000,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.500%, 10/20/25	996,690

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	GATX Corp.^ 4.350%, 02/15/24	$506,760
500,000	Graphic Packaging International, LLC* 0.821%, 04/15/24	472,530
500,000	GXO Logistics, Inc.* 1.650%, 07/15/26	443,945
750,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	732,630
250,000	Honeywell International, Inc. 1.350%, 06/01/25	236,685
100,000	0.483%, 08/19/22	99,870
375,000	Huntington Ingalls Industries, Inc. 0.670%, 08/16/23*	362,809
250,000	3.844%, 05/01/25	250,180
500,000	Infor, Inc.* 1.450%, 07/15/23	489,165
1,000,000	John Deere Capital Corp. 2.125%, 03/07/25^	971,420
250,000	0.700%, 07/05/23	244,063
1,000,000	L3Harris Technologies, Inc. 3.850%, 06/15/23	1,008,910
500,000	Leidos, Inc. 3.625%, 05/15/25	497,620
500,000	2.950%, 05/15/23	499,080
1,000,000	Mars, Inc.* 2.700%, 04/01/25	980,920
1,000,000	Nestle Holdings, Inc.*^ 0.375%, 01/15/24	958,130
1,000,000	Parker-Hannifin Corp. 2.700%, 06/14/24	984,490
723,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	737,807
350,000	QVC, Inc. 4.850%, 04/01/24	348,334
500,000	Roper Technologies, Inc. 1.000%, 09/15/25	457,565
250,000	0.450%, 08/15/22	248,813
700,000	Ryder System, Inc. 3.875%, 12/01/23	705,691
500,000	2.875%, 06/01/22	500,540
250,000	Sensata Technologies, BV* 4.875%, 10/15/23	251,207
500,000	Siemens Financieringsmaatschappij, NV* 3.250%, 05/27/25	497,870
500,000	0.650%, 03/11/24	477,830
250,000	0.400%, 03/11/23^	245,415
1,000,000	SMBC Aviation Capital Finance DAC* 4.125%, 07/15/23	999,290
500,000	1.900%, 10/15/26^	436,920
1,000,000	Southwest Airlines Company 4.750%, 05/04/23	1,016,430
30,471	Southwest Airlines Company Pass Through Trust Series 2007-1 6.650%, 08/01/22	30,732
PRINCIPAL AMOUNT		VALUE
500,000	Stanley Black & Decker, Inc.^ 2.300%, 02/24/25	$485,550
250,000	Stryker Corp. 0.600%, 12/01/23	241,058
750,000	Teledyne Technologies, Inc. 0.950%, 04/01/24	715,215
49,000	TransDigm, Inc.* 6.250%, 03/15/26	49,105
1,000,000	Verisk Analytics, Inc. 4.000%, 06/15/25	1,005,840
1,000,000	Waste Management, Inc. 3.500%, 05/15/24	1,003,880
750,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	779,347
		29,880,534
	Information Technology (4.9%)
1,500,000	Apple, Inc.^ 2.850%, 05/11/24	1,499,565
1,000,000	Autodesk, Inc.^ 4.375%, 06/15/25	1,015,470
500,000	Block, Inc.* 2.750%, 06/01/26	457,305
300,000	CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	296,031
500,000	CGI, Inc.* 1.450%, 09/14/26	448,485
1,000,000	Dell International, LLC / EMC Corp. 4.000%, 07/15/24	1,006,740
500,000	Fidelity National Information Services, Inc. 0.600%, 03/01/24	474,375
500,000	Fortinet, Inc. 1.000%, 03/15/26	445,525
750,000	Hewlett Packard Enterprise Company 1.450%, 04/01/24	722,490
300,000	2.250%, 04/01/23^	298,572
500,000	HP, Inc. 1.450%, 06/17/26	449,820
1,000,000	Intel Corp.^ 2.875%, 05/11/24	999,790
500,000	Intuit, Inc. 0.650%, 07/15/23	488,540
500,000	KLA Corp. 4.650%, 11/01/24	512,340
1,000,000	Microchip Technology, Inc. 0.972%, 02/15/24	953,350
1,000,000	NetApp, Inc. 1.875%, 06/22/25	943,390
1,000,000	NVIDIA Corp.^ 0.584%, 06/14/24	951,850
750,000	NXP, BV / NXP Funding, LLC* 4.625%, 06/01/23	759,022

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	Oracle Corp. 2.400%, 09/15/23	$990,860
1,000,000	PayPal Holdings, Inc. 2.400%, 10/01/24	981,270
750,000	2.200%, 09/26/22	751,500
750,000	PTC, Inc.* 3.625%, 02/15/25	731,205
350,000	Seagate HDD Cayman 4.750%, 06/01/23	352,373
500,000	Take-Two Interactive Software, Inc. 3.550%, 04/14/25	495,335
500,000	3.300%, 03/28/24	497,385
250,000	Texas Instruments, Inc.^ 1.125%, 09/15/26	228,360
200,000	TSMC Arizona Corp. 1.750%, 10/25/26	183,668
750,000	VMware, Inc. - Class A 1.000%, 08/15/24	706,928
		18,641,544
	Materials (1.8%)
750,000	Alcoa Nederland Holding, BV* 5.500%, 12/15/27	746,835
250,000	Avery Dennison Corp. 0.850%, 08/15/24	235,978
250,000	Ball Corp. 4.000%, 11/15/23	250,605
350,000	Clearwater Paper Corp.* 5.375%, 02/01/25	350,388
1,000,000	Freeport-McMoRan, Inc.^ 5.000%, 09/01/27	1,012,570
1,000,000	Genuine Parts Company 1.750%, 02/01/25	950,580
250,000	Georgia-Pacific, LLC* 0.625%, 05/15/24	237,150
500,000	Martin Marietta Materials, Inc. 0.650%, 07/15/23	487,995
1,000,000	OCI, NV* 4.625%, 10/15/25	1,002,450
500,000	Owens-Brockway Glass Container, Inc.* 5.875%, 08/15/23	507,485
1,000,000	Sonoco Products Company 1.800%, 02/01/25	948,690
		6,730,726
	Other (0.1%)
250,000	Toyota Motor Credit Corp.^ 0.800%, 01/09/26	227,040
	Real Estate (1.4%)
250,000	American Tower Corp. 0.600%, 01/15/24	238,643
500,000	EPR Properties 4.500%, 04/01/25	499,940
PRINCIPAL AMOUNT		VALUE
500,000	Equinix, Inc.^ 1.000%, 09/15/25	$454,040
250,000	1.250%, 07/15/25	229,993
500,000	Federal Realty Investment Trust 1.250%, 02/15/26	456,195
750,000	Forestar Group, Inc.* 3.850%, 05/15/26	677,362
1,000,000	Healthpeak Properties, Inc. 3.400%, 02/01/25	993,920
500,000	Kimco Realty Corp.^ 3.125%, 06/01/23	500,370
500,000	Simon Property Group, LP 1.375%, 01/15/27^	446,965
250,000	2.000%, 09/13/24	242,922
	Welltower, Inc.
500,000	3.625%, 03/15/24	500,115
250,000	4.000%, 06/01/25	250,805
		5,491,270
	Special Purpose Acquisition Companies (0.4%)
1,000,000	Novartis Capital Corp.^ 3.400%, 05/06/24	1,008,000
400,000	Shire Acquisitions Investments Ireland DAC^ 2.875%, 09/23/23	399,008
		1,407,008
	Utilities (3.4%)
250,000	AES Corp. 1.375%, 01/15/26	225,005
500,000	Alexander Funding Trust* 1.841%, 11/15/23	478,980
500,000	American Electric Power Company, Inc. 0.750%, 11/01/23	482,890
1,000,000	CMS Energy Corp. 3.600%, 11/15/25	991,790
250,000	Consolidated Edison, Inc. 0.650%, 12/01/23	240,520
300,000	DPL, Inc. 4.125%, 07/01/25	292,212
1,000,000	DTE Energy Company 1.050%, 06/01/25	921,440
250,000	2.250%, 11/01/22	249,890
500,000	Duke Energy Carolinas, LLC^ 3.350%, 05/15/22	500,300
750,000	Enel Finance International, NV* 2.650%, 09/10/24	732,127
250,000	Entergy Arkansas, LLC 3.500%, 04/01/26	248,520
300,000	Entergy Corp.
	0.900%, 09/15/25	271,803
250,000	Entergy Louisiana, LLC 0.620%, 11/17/23	241,447

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	Entergy Texas, Inc.
	1.500%, 09/01/26	$451,215
1,000,000	Florida Power & Light Company 3.125%, 12/01/25^	993,490
500,000	2.850%, 04/01/25	492,735
750,000	Georgia Power Company 2.100%, 07/30/23	743,437
167,000	NextEra Energy Capital Holdings, Inc. 0.650%, 03/01/23	164,433
500,000	Pacific Gas and Electric Company 1.750%, 06/16/22	499,715
25,000	PPL Capital Funding, Inc.^‡ 3.661%, 03/30/67 3 mo. USD LIBOR + 2.67%	22,035
250,000	Public Service Electric and Gas Company 0.950%, 03/15/26	228,463
1,500,000	Public Service Enterprise Group, Inc.^ 0.841%, 11/08/23	1,445,145
200,000	Sempra Energy 3.300%, 04/01/25	197,532
1,000,000	Southern California Gas Company 3.150%, 09/15/24	996,700
250,000	Southern Company 0.600%, 02/26/24	238,273
250,000	Southern Power Company 0.900%, 01/15/26	225,158
500,000	WEC Energy Group, Inc. 0.800%, 03/15/24	475,375
		13,050,630
	TOTAL CORPORATE BONDS (Cost $237,698,040)	228,222,428
U.S. GOVERNMENT AND AGENCY SECURITIES (6.8%)
8,000,000	United States Treasury Note 0.375%, 10/31/23	7,747,656
6,000,000	0.625%, 10/15/24	5,687,110
4,000,000	1.125%, 10/31/26	3,692,031
3,000,000	0.250%, 09/30/23^	2,907,715
2,000,000	2.000%, 05/31/24	1,970,156
2,000,000	1.750%, 07/31/24	1,955,391
2,000,000	0.125%, 02/15/24	1,911,992
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $26,950,621)	25,872,051
SOVEREIGN BONDS (0.3%)
500,000	Kommunalbanken, AS* 0.500%, 01/13/26	455,875
750,000	Korea Development Bank
	0.750%, 01/25/25	702,923
	TOTAL SOVEREIGN BONDS (Cost $1,242,662)	1,158,798
PRINCIPAL AMOUNT		VALUE
BANK LOANS (11.0%)¡
	Airlines (0.3%)
470,000	AAdvantage Loyalty IP, Ltd.‡ 5.813%, 04/20/28 3 mo. LIBOR + 4.75%	$479,073
500,000	Mileage Plus Holdings, LLC‡ 6.250%, 06/21/27 3 mo. LIBOR + 5.25%	519,625
		998,698
	Communication Services (1.9%)
500,000	Charter Communications Operating, LLC! 0.000%, 04/30/25	496,808
1,492,208	Charter Communications Operating, LLC‡ 2.514%, 04/30/25 1 mo. LIBOR + 1.75%	1,482,680
732,737	DIRECTV Financing, LLC‡ 5.764%, 08/02/27 1 mo. LIBOR + 5.00%	730,601
1,184,418	Go Daddy Operating Company, LLC‡ 2.514%, 02/15/24 1 mo. LIBOR + 1.75%	1,175,067
1,000,000	Nexstar Broadcasting, Inc.‡ 2.955%, 09/18/26 1 mo. LIBOR + 2.50%	992,580
1,266,016	Nielsen Finance LLC‡ 2.488%, 10/04/23 1 mo. LIBOR + 2.00%	1,266,086
939,734	SBA Senior Finance II, LLC‡ 2.520%, 04/11/25 1 mo. LIBOR + 1.75%	925,741
		7,069,563
	Consumer Discretionary (0.7%)
1,000,000	Avis Budget Car Rental, LLC‡ 4.300%, 03/16/29 1 mo. SOFR + 3.50%	999,380
991,244	Murphy USA, Inc.‡ 2.250%, 01/31/28 1 mo. LIBOR + 1.75%	992,176
497,494	PetSmart, Inc.‡ 4.989%, 02/11/28 3 mo. LIBOR + 3.75%	494,011
		2,485,567
	Consumer Staples (0.7%)
939,991	Energizer Holdings, Inc.‡ 2.938%, 12/22/27 1 mo. LIBOR + 2.25%	933,138
1,442,296	JBS USA LUX, SA‡ 2.804%, 05/01/26 6 mo. LIBOR + 2.00%	1,439,722

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
276,638	United Natural Foods, Inc.‡ 4.014%, 10/22/25 1 mo. LIBOR + 3.25%	$275,364
		2,648,224
	Energy (0.1%)
550,077	DT Midstream, Inc.‡ 2.500%, 06/26/28 6 mo. LIBOR + 2.00%	550,423
	Financials (0.6%)
993,744	Jazz Financing Lux Sarl‡ 4.264%, 05/05/28 1 mo. LIBOR + 3.50%	993,495
1,505,992	Level 3 Financing, Inc.‡ 2.514%, 03/01/27 1 mo. LIBOR + 1.75%	1,457,612
		2,451,107
	Health Care (1.6%)
293,464	Avantor Funding, Inc.‡ 2.764%, 11/21/24 1 mo. LIBOR + 2.00%	292,940
461,253	Avantor Funding, Inc.‡ 3.014%, 11/08/27 1 mo. LIBOR + 2.25%	458,905
941,744	Catalent Pharma Solutions Inc.‡ 2.688%, 02/22/28 1 mo. LIBOR + 2.00%	939,389
997,449	DaVita, Inc.‡ 2.514%, 08/12/26 1 mo. LIBOR + 1.75% 1 mo. LIBOR + 2.00%	985,135
913,043	Embecta Corp. 3.651%, 03/30/29	904,055
183,613	HCA, Inc.‡ 2.448%, 06/30/28 1 mo. LIBOR + 1.75%	183,899
341,208	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	339,716
85,012	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	84,640
1,000,000	Organon & Co.‡ 3.563%, 06/02/28 3 mo. LIBOR + 3.00%	996,880
750,000	Perrigo Investments, LLC 1.000%, 04/20/29	748,748
159,091	Perrigo Investments, LLC‡ 3.140%, 04/20/29	158,825
		6,093,132
PRINCIPAL AMOUNT		VALUE
	Industrials (3.0%)
1,192,244	AECOM Technology Corp.‡ 2.514%, 04/13/28 1 mo. LIBOR + 1.75%	$1,193,436
500,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	496,125
1,701,349	Apergy Corp.‡ 6.000%, 06/03/27 3 mo. LIBOR + 5.00%	1,709,856
986,339	APi Group DE, Inc.‡ 3.514%, 01/03/29 1 mo. LIBOR + 2.75%	983,997
1,500,000	Berry Global, Inc.‡ 2.238%, 07/01/26 1 mo. LIBOR + 1.75%	1,479,240
994,962	GFL Environmental, Inc. 4.239%, 05/30/25 3 mo. LIBOR + 3.00%	994,266
991,244	Horizon Therapeutics USA, Inc.‡ 2.438%, 03/15/28 1 mo. LIBOR + 1.75%	981,064
997,487	Jeld-Wen Inc. 3.014%, 07/28/28 1 mo. LIBOR + 2.25%	986,889
921,944	Spectrum Brands, Inc.‡ 2.764%, 03/03/28 1 mo. LIBOR + 2.00%	913,877
1,084,834	United Rentals, Inc.‡ 2.514%, 10/31/25 1 mo. LIBOR + 1.75%	1,091,277
750,000	XPO Logistics, Inc.‡ 2.202%, 02/24/25 1 mo. LIBOR + 1.75%	745,177
		11,575,204
	Information Technology (1.3%)
246,875	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	245,208
244,375	Camelot U.S. Acquisition 1 Company‡ 3.764%, 10/30/26 1 mo. LIBOR + 3.00%	241,703
939,864	ON Semiconductor Corp.‡ 2.764%, 09/19/26 1 mo. LIBOR + 2.00%	937,387
691,003	Open Text Corp.‡ 2.514%, 05/30/25 1 mo. LIBOR + 1.75%	692,516
742,500	Playtika Holding Corp.‡ 3.514%, 03/13/28 1 mo. LIBOR + 2.75%	735,773
1,000,000	TTM Technologies, Inc.‡ 2.955%, 09/28/24 1 mo. LIBOR + 2.50%	1,000,470

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	ZoomInfo LLC 3.764%, 02/02/26 1 mo. LIBOR + 3.00%	$997,375
		4,850,432
	Information Technology (0.3%)
1,000,000	II-VI, Inc.! 0.000%, 12/08/28	996,875
	Materials (0.5%)
970,588	American Axle and Manufacturing, Inc.‡ 3.000%, 04/06/24 1 mo. LIBOR + 2.25%	969,380
1,000,000	H.B. Fuller Company‡ 2.594%, 10/20/24 1 mo. LIBOR + 2.00%	1,000,005
		1,969,385
	TOTAL BANK LOANS (Cost $41,875,043)	41,688,610
ASSET BACKED SECURITIES (14.8%)
	Communication Services (0.4%)
1,000,000	Verizon Owner Trust 2020-A 1.980%, 07/22/24	989,680
500,000	Verizon Owner Trust 2020-B 0.470%, 02/20/25	492,215
		1,481,895
	Consumer Discretionary (0.9%)
1,500,000	Avis Budget Rental Car Funding AESOP, LLC 2019-2A* 3.350%, 09/22/25	1,478,924
2,000,000	BMW Vehicle Lease Trust 2022-A3 1.100%, 03/25/25	1,944,038
		3,422,962
	Financials (8.3%)
2,000,000	American Express Credit Account Master Trust Series 2017-6 0.900%, 11/15/26	1,887,558
500,000	American Tower Trust #1 Series 2013-2A* 3.070%, 03/15/48	499,952
2,000,000	Capital One Multi-Asset Execution Trust Series 2016-A6 1.040%, 11/16/26	1,892,657
1,000,000	Capital One Prime Auto Receivables (COPAR) 3.170%, 04/15/27	998,052
173,864	Commonbond Student Loan Trust 2018-C-GS* 3.870%, 02/25/46	174,090
529,040	Commonbond Student Loan Trust 2019-A-GS* 2.540%, 01/25/47	516,018
PRINCIPAL AMOUNT		VALUE
844,946	Commonbond Student Loan Trust 2021-B-GS* 1.170%, 09/25/51	$776,213
422,088	Commonbond Student Loan Trust Series 2017-BGS* 2.680%, 09/25/42	416,018
266,221	Commonbond Student Loan Trust Series 2021-AGS, Class A* 1.200%, 03/25/52	248,799
1,000,000	Credit Acceptance Auto Loan Trust 2020-3* 1.240%, 10/15/29	979,318
1,140,000	Credit Acceptance Auto Loan Trust 2021-2* 0.960%, 02/15/30	1,096,250
500,000	Credit Acceptance Auto Loan Trust 2021-4* 1.260%, 10/15/30	474,998
500,000	Dell Equipment Finance Trust 2020-2* 0.570%, 10/23/23	494,597
1,550,000	Dell Equipment Finance Trust Series 2020-1* 2.980%, 04/24/23	1,553,010
300,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	289,086
85,679	DT Auto Owner Trust 2020-1A* 2.160%, 05/15/24	85,685
273,870	Enterprise Fleet Financing, LLC 2019-3* 2.060%, 05/20/25	273,785
1,076,275	Enterprise Fleet Financing, LLC Series 2020-2, Class A2* 0.610%, 07/20/26	1,054,265
2,000,000	Ford Credit Auto Owner Trust 2019-1* 3.520%, 07/15/30	2,002,099
1,500,000	Hertz Vehicle Financing, LLC 2021-1A* 1.210%, 12/26/25	1,403,213
736,534	Kubota Credit Owner Trust 2020-1* 1.960%, 03/15/24	734,241
2,000,000	MMAF Equipment Finance, LLC 2017-B* 2.720%, 06/15/40	1,985,217
635,729	Navient Private Education Refi Loan Trust 2020-BA* 2.120%, 01/15/69	615,105
271,000	NextGear Floorplan Master Owner Trust 2021-1A* 0.850%, 07/15/26	254,530
780,000	OneMain Direct Auto Receivables Trust 2021-1* 0.870%, 07/14/28	737,538
777,000	OneMain Direct Auto Receivables Trust 2021-1A* 1.260%, 07/14/28	717,775

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
860,000	Oscar US Funding Trust XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	$802,644
1,136,490	Oscar US Funding Trust XIII, LLC 2021-2A* 0.390%, 08/12/24	1,121,832
517,177	Palmer Square Loan Funding, Ltd. 2019-3A*‡ 1.330%, 08/20/27 3 mo. USD LIBOR + 0.85%	515,449
839,658	Pawnee Equipment Receivables Series, LLC 2020-1* 1.370%, 11/17/25	831,930
325,000	Pawnee Equipment Receivables Series, LLC 2021-1* 1.100%, 07/15/27	313,667
1,240,000	Progress Residential Trust 2019-SFR4* 2.687%, 10/17/36	1,207,145
792,000	Progress Residentiall Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	714,820
1,683,169	SoFi Professional Loan Program Trust 2020-C* 1.950%, 02/15/46	1,631,269
13,754	Sofi Professional Loan Program, LLC - 2016-E* 2.490%, 01/25/36	13,753
1,615,000	Toyota Auto Loan Extended Note Trust 2019-1A* 2.560%, 11/25/31	1,587,385
457,914	World Omni Select Auto Trust 2020-A 0.550%, 07/15/25	454,301
		31,354,264
	Industrials (0.2%)
1,000,000	John Deere Owner Trust 2021-B 0.740%, 05/15/28	913,398
	Other (4.7%)
2,000,000	Aligned Data Centers Issuer, LLC Series 2021-1A, Class A2* 1.937%, 08/15/46	1,808,280
2,075,000	Atalaya Equipment Leasing Trust 2021-1A* 1.230%, 05/15/26	2,032,503
1,475,000	CCG Receivables Trust 2019-1* 3.570%, 09/14/26	1,480,363
330,000	CCG Receivables Trust 2021-2* 1.270%, 03/14/29	308,738
1,638,333	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	1,503,405
1,209,000	CNH Equipment Trust 2020-A 2.300%, 10/15/27	1,181,226
PRINCIPAL AMOUNT		VALUE
294,050	CNH Equipment Trust 2020-A 1.160%, 06/16/25	$291,309
2,333,000	HPEFS Equipment Trust 2020-2A* 1.200%, 07/22/30	2,322,361
500,000	HPEFS Equipment Trust 2021-1* 0.570%, 03/20/31	484,054
326,660	MVW Owner Trust 2019-1* 2.890%, 11/20/36	320,536
934,454	SCF Equipment Leasing, LLC 2020-1* 1.190%, 10/20/27	923,515
1,070,000	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	1,036,269
399,141	Tesla Auto Lease Trust 2020-A* 0.680%, 12/20/23	395,257
500,000	Tesla Auto Lease Trust 2021-A* 1.020%, 03/20/25	478,931
775,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	726,887
1,497,042	Vantage Data Centers Issuer, LLC 2018-2A* 4.196%, 11/16/43	1,494,580
1,000,000	Verizon Master Trust 2021-2B 1.280%, 04/20/28	944,121
		17,732,335
	Utilities (0.3%)
1,000,000	Harley Davidson Motorcycle Trust 3.060%, 02/15/27	993,482
162,327	Harley-Davidson Motorcycle Trust 2020-A 1.870%, 10/15/24	162,174
		1,155,656
	TOTAL ASSET BACKED SECURITIES (Cost $58,173,779)	56,060,510
MUNICIPAL OBLIGATIONS (4.3%)
	Airlines (0.1%)
250,000	Dallas Fort Worth International Airport 1.041%, 11/01/23	243,072
	Other (3.9%)
400,000	Alaska Housing Finance Corp. 0.846%, 12/01/23	387,792
250,000	Armada Area Schools 0.950%, 05/01/25	234,188
155,000	City of Auburn CA 0.961%, 06/01/25	143,319
250,000	City of Carbondale IL 2.163%, 12/01/23	245,534
500,000	City of Moline IL 0.542%, 12/01/22	495,508
1,000,000	City of Montclair CA 0.926%, 06/01/24	948,295

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
850,000	City of San Ramon CA 0.490%, 07/01/23	$827,696
500,000	City of Wheaton IL 0.786%, 12/01/24	472,105
300,000	City of Willows CA 0.770%, 08/01/23	291,100
240,000	City of Willows CA 0.720%, 08/01/22	239,452
150,000	Colorado Housing and Finance Authority 0.858%, 11/01/24	142,607
250,000	Corona-Norco Unified School District 1.000%, 09/01/25	230,812
250,000	County of Bergen NJ 2.000%, 11/01/23	247,581
295,000	County of San Diego CA 0.600%, 10/01/23	286,464
290,000	County of San Diego CA 0.480%, 10/01/22	288,926
155,000	County of Santa Cruz AZ Pledged Revenue 1.250%, 07/01/24	147,614
135,000	County of Santa Cruz AZ Pledged Revenue 0.700%, 07/01/22	134,776
200,000	County of Sierra CA 0.920%, 08/01/22	199,712
250,000	Cypress-Fairbanks Independent School District 5.000%, 02/15/25	262,747
400,000	Duluth Independant School District No. 709 2.000%, 02/01/23	398,679
175,000	Encinitas Public Financing Authority 1.020%, 10/01/25	161,288
175,000	Encinitas Public Financing Authority 0.790%, 10/01/24	165,060
400,000	Fairfield Facilities Corp. 2.000%, 09/01/24	386,590
250,000	Galveston Independent School District 5.000%, 02/01/25	262,636
175,000	Haverstraw-Stony Point Central School District 0.790%, 05/01/23	171,842
200,000	Indiana Bond Bank Revenue 0.650%, 02/01/24	191,183
200,000	Indiana Bond Bank Revenue 0.470%, 02/01/23	196,910
640,000	Kentucky Housing Corp. 0.550%, 07/01/23	625,987
500,000	Lake Central Multi-District School Building Corp. 0.853%, 01/15/24	482,846
200,000	Lakeside Fire Protection District 1.250%, 08/01/23	195,442
PRINCIPAL AMOUNT		VALUE
125,000	Lakeside Fire Protection District 1.620%, 08/01/24	$119,791
215,000	Minnetonka Independent School District No 276 2.000%, 01/01/24	211,775
155,000	Natomas Unified School District 0.700%, 08/01/22	154,755
150,000	Pharr San Juan Alamo Independent School District TX 5.000%, 02/01/25	157,796
250,000	Reedy Creek Improvement District 1.549%, 06/01/23	244,657
400,000	Regl Transprtn Auth Il Regtrn 06/25 Fixed 3 3.000%, 06/01/25	391,047
265,000	Sallisaw Municipal Authority 1.420%, 09/01/24	251,824
400,000	San Bernardino City Unified School District 0.792%, 08/01/23	389,997
350,000	South Dakota Health & Educational Facilities Authority 0.594%, 11/01/22	347,256
250,000	Thornapple Kellogg School District 0.930%, 05/01/25	234,069
250,000	Torrance Joint Powers Financing Authority 1.289%, 10/01/22	249,428
250,000	Town of Oyster Bay NY 2.000%, 08/15/23	247,519
525,000	Town of Stratford CT 0.956%, 08/01/24	501,901
250,000	Village of Tarrytown NY 2.000%, 10/15/23	245,880
300,000	Virginia Housing Development Authority 0.607%, 09/01/23	292,734
250,000	West Covina Public Financing Authority 1.847%, 08/01/22	250,231
400,000	West Mifflin Sanitary Sewer Municipal Authority 1.052%, 08/01/23	391,146
250,000	West Mifflin Sanitary Sewer Municipal Authority 0.895%, 08/01/22	249,711
125,000	Wichita Falls 4B Sales Tax Corp. 1.049%, 09/01/25	114,933
340,000	Williamston Community Schools School District 1.050%, 05/01/25	319,476
200,000	Woodbury County Law Enforcement Center Authority 0.719%, 06/01/22	199,903
		15,030,520

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Utilities (0.3%)
505,000	Augusta GA Water & Sewer Revenue 4.300%, 10/01/26	$509,446
135,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.930%, 12/01/23	130,642
100,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.870%, 12/01/22	99,292
260,000	Twin Lakes Regional Sewer District 0.570%, 07/01/23	252,835
		992,215
	TOTAL MUNICIPAL OBLIGATIONS (Cost $16,832,309)	16,265,807
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.6%)
1,190,000	BANK 2019-BNK16 3.933%, 02/15/52	1,194,354
1,411,792	CSAIL 2017-CX9 Commercial Mortgage Trust 3.054%, 09/15/50	1,410,582
1,683,371	GS Mortgage-Backed Securities Corp. Trust 2021-PJ4*‡ 2.500%, 09/25/51	1,557,681
628,743	GS Mortgage-Backed Securities Trust 2021-PJ11*‡ 2.500%, 04/25/52	581,003
1,125,706	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 3.773%, 04/15/47	1,124,702
151,212	Wells Fargo Commercial Mortgage Trust 2015-LC20 2.678%, 04/15/50	151,107
19,205	WFRBS Commercial Mortgage Trust 2012-C10 2.453%, 12/15/45	19,222
100,856	WFRBS Commercial Mortgage Trust 2014-LC14 3.522%, 03/15/47	101,332
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $6,368,708)	6,139,983
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.4%)
5,229,475	JPMorgan Prime Money Market
	Fund - Capital Class, 0.400%***†	$5,229,475
19,129,034	State Street Navigator Securities Lending Government Money Market Portfolio, 0.317%†	19,129,034
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $24,358,509)	24,358,509
	TOTAL INVESTMENTS (105.4%) (Cost $413,499,671)	399,766,696
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.4%)		(24,358,509)
OTHER ASSETS, LESS LIABILITIES¡¡ (1.0%)		4,046,800
NET ASSETS (100.0%)		$379,454,987

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2022.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***  The rate disclosed is the 7 day net yield as of April 30, 2022.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2022.

¡¡  As of April 30, 2022, the value of unfunded loan commitments was $90,757 for the Funds. See Notes to Financial Statements.

At April 30, 2022, Short-Term Bond Fund had the following unfunded loan commitment:

BORROWER:	PRINCIPAL AMOUNT	COST	VALUE	UNREALIZED APP/(DEP)
Perrigo Investments, LLC	$90,909	$90,835	$90,757	$(78)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2022 (Unaudited)

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
10,000,000	U.S. Treasury Note 2-Year	Jun 2022	$10,540,625	$(193,390)

See accompanying Notes to Schedule of Investments

www.calamos.com

Statements of Assets and Liabilities April 30, 2022 (Unaudited)

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$16,825,259,372		$522,633,419	$684,872,496	$1,226,984,589		$209,468,099
Investments in affiliated funds, at cost	350,000,000		—	—	—		—
Investment in securities, at value	$18,208,593,413		$640,755,766	$655,162,293	$1,267,822,432		$195,090,536
Investments in affiliated funds, at value	333,964,095		—	—	—		—
Cash with custodian	528,028,317		13,443,206	18,077,617	35,059,850		—
Restricted cash	11,100,000		—	—	—		—
Restricted cash for short positions	3,041,902,333		—	398,567,672	185		—
Restricted cash for futures	26		—	—	—		—
Restricted foreign currency for short positions (cost $200,997,816)	184,645,901		—	—	—		—
Foreign currency (cost $10,899,697, $500, and $3,585)	10,940,720		—	497	—		3,584
Unrealized appreciation on forward foreign currency contracts	5,297,882		—	—	146,810		—
Receivables:
Accrued interest and dividends	21,832,039		477,716	1,336,189	1,804,362		433,591
Investments sold	804,959,491		—	55,826,211	5,906,356		3,959,629
Fund shares sold	61,556,210		6,338,706	12,615,782	897,925		1,061,687
Due from investment advisor	—		—	—	—		427
Prepaid expenses	608,625		64,279	54,408	63,300		37,673
Other assets	149,491		—	—	152,020		—
Total assets	23,213,578,543		661,079,673	1,141,640,669	1,311,853,240		200,587,127
LIABILITIES
Due to custodian bank	—		—	—	—		4,406,296
Due to custodian bank - Foreign currency (cost $1,605 and $72,994)	1,604		—	72,006	—		—
Due to custodian bank for restricted cash for futures (interest bearing)	—		—	16	—		—
Collateral for securities loaned	522,225,811		—	11,195,283	113,286,772		10,518,687
Securities sold short, at value (proceeds $3,050,324,177 and $412,886,687)	3,031,112,474		—	382,886,016	—		—
Options written, at value (premium $434,523,863, $16,844,021, and $7,302,948)	139,480,230		6,849,250	13,599,711	—		—
Unrealized depreciation on forward foreign currency contracts	—		—	—	570		—
Payables:
Investments purchased	553,758,985		2,893,781	38,864,876	6,523,973		—
Fund shares redeemed	22,457,703		389,335	370,751	1,591,390		110,225
Affiliates:
Investment advisory fees	10,238,629		403,043	697,963	737,722		138,785
Distribution fees	57,361		1,616	3,684	11,427		633
Deferred compensation to trustees	149,491		—	—	152,020		—
Trustees' fees and officer compensation	75,062		4,373	6,362	10,527		3,807
Other accounts payable and accrued liabilities	3,352,890		115,586	1,326,533	337,291		61,097
Total liabilities	4,282,910,240		10,656,984	449,023,201	122,651,692		15,239,530
NET ASSETS	$18,930,668,303		$650,422,689	$692,617,468	$1,189,201,548		$185,347,597
COMPOSITION OF NET ASSETS
Paid in capital	$18,350,878,980		$602,259,823	$657,740,972	$1,111,949,266		$200,977,352
Accumulated distributable earnings (loss)	579,789,323		48,162,866	34,876,496	77,252,282		(15,629,755)
NET ASSETS	$18,930,668,303		$650,422,689	$692,617,468	$1,189,201,548		$185,347,597
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,419,875,461		$47,191,644	$55,877,394	$337,610,998		$13,972,449
Shares outstanding	100,281,582		3,456,381	3,620,714	16,722,619		1,298,595
Net asset value and redemption price per share	$14.16		$13.65	$15.43	$20.19		$10.76
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$14.56	#	$14.33	$16.20	$20.65	#	$11.01	#
CLASS C SHARES†*
Net assets applicable to shares outstanding	$336,913,287		$7,530,770	$30,601,102	$53,189,035		$4,171,212
Shares outstanding	23,600,727		563,094	2,074,443	2,704,234		400,852
Net asset value and redemption price per share	$14.28		$13.37	$14.75	$19.67		$10.41

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Assets and Liabilities April 30, 2022 (Unaudited)

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
CLASS I SHARES†
Net assets applicable to shares outstanding	$17,001,233,496	$595,700,275	$606,138,972	$798,401,515	$167,203,936
Shares outstanding	1,215,111,369	43,609,356	38,782,699	46,126,449	15,527,662
Net asset value and redemption price per share	$13.99	$13.66	$15.63	$17.31	$10.77
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$172,646,059	$—	$—	$—	$—
Shares Outstanding	12,332,827	—	—	—	—
Net asset value and redemption price per share	$14.00	$—	$—	$—	$—

†  No par value; unlimited number of shares authorized.

#  For Market Neutral Income Fund maximum offering price per share is Net asset value plus 2.75% of offering price. For Convertible Fund and Global Convertible Fund maximum offering price per share is Net asset value plus 2.25% of offering price.

*  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities April 30, 2022 (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$344,983,160	$16,205,487	$988,054,623	$1,467,095,278	$10,888,962
Investments in affiliated funds, at cost	—	—	—	—	—
Investment in securities, at value	$358,112,220	$17,169,546	$1,367,763,747	$2,396,304,053	$16,905,402
Investments in affiliated funds, at value	—	—	—	—	—
Cash with custodian	5,460,837	796,760	8,188,043	211,426,824	453,220
Restricted cash	—	—	—	—	—
Restricted cash for short positions	—	—	6,869	—	—
Receivables:
Accrued interest and dividends	528,126	19,495	438,575	2,358,789	13,511
Investments sold	10,875,307	289,794	5,883,730	6,962,182	—
Fund shares sold	1,951,110	—	64,388	1,596,807	—
Due from investment advisor	37,018	10,155	—	—	11,233
Prepaid expenses	68,599	19,090	65,921	100,289	24,049
Deferred offering costs	—	—	—	—	—
Other assets	—	—	736,848	318,171	—
Total assets	377,033,217	18,304,840	1,383,148,121	2,619,067,115	17,407,415
LIABILITIES
Collateral for securities loaned	—	—	13,829,643	100,294,342	135,769
Foreign currency overdraft (cost $60)	—	—	—	53	—
Options written, at value (premium $659,688)	—	—	840,000	—	—
Payables:
Investments purchased	7,931,035	613,843	5,020,709	16,710,248	17,392
Fund shares redeemed	3,170,435	—	502,322	2,482,776	35,370
Affiliates:
Investment advisory fees	304,990	15,102	1,109,262	1,475,888	14,756
Distribution fees	848	—	23,770	35,222	285
Deferred compensation to trustees	—	—	736,848	318,171	—
Trustees' fees and officer compensation	3,120	2,432	13,892	20,877	2,460
Other accounts payable and accrued liabilities	111,923	25,109	508,839	556,849	20,756
Total liabilities	11,522,351	656,486	22,585,285	121,894,426	226,788
NET ASSETS	$365,510,866	$17,648,354	$1,360,562,836	$2,497,172,689	$17,180,627
COMPOSITION OF NET ASSETS
Paid in capital	$427,322,230	$17,145,019	$951,604,276	$1,518,861,089	$10,670,133
Accumulated distributable earnings (loss)	(61,811,364)	503,335	408,958,560	978,311,600	6,510,494
NET ASSETS	$365,510,866	$17,648,354	$1,360,562,836	$2,497,172,689	$17,180,627
CLASS A SHARES†
Net assets applicable to shares outstanding	$23,081,394	$151,256	$1,055,463,572	$1,321,436,216	$5,016,228
Shares outstanding	844,598	14,222	33,365,758	32,411,890	353,144
Net asset value and redemption price per share	$27.33	$10.64	$31.63	$40.77	$14.20
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$28.69	$11.17	$33.21	$42.80	$14.91
CLASS C SHARES†*
Net assets applicable to shares outstanding	$4,237,942	$—	$16,539,943	$88,760,166	$2,121,483
Shares outstanding	151,377	—	1,333,589	2,161,918	156,252
Net asset value and redemption price per share	$28.00	$—	$12.40	$41.06	$13.58
CLASS I SHARES†
Net assets applicable to shares outstanding	$310,810,828	$17,124,669	$288,559,321	$1,076,354,956	$10,042,916
Shares outstanding	11,012,620	1,597,083	6,004,544	27,718,792	706,515
Net asset value and redemption price per share	$28.22	$10.72	$48.06	$38.83	$14.21
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$27,380,702	$372,429	$—	$10,621,351	$—
Shares Outstanding	967,634	34,732	—	273,437	—
Net asset value and redemption price per share	$28.30	$10.72	$—	$38.84	$—

†  No par value; unlimited number of shares authorized.

*  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Assets and Liabilities April 30, 2022 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
ASSETS
Investments in securities, at cost	$32,289,508	$207,772,683	$423,838,640	$66,379,338	$220,317,466
Investments in affiliated funds, at cost	—	—	—	—	—
Investment in securities, at value	$42,143,068	$229,392,754	$439,874,221	$85,940,470	$253,841,775
Investments in affiliated funds, at value	—	—	—	—	—
Cash with custodian	2,024,066	6,241,314	13,652,914	4,378,575	6,295,549
Foreign currency (cost $46,842, $1,404,518, and $161)	—	47,064	1,404,310	—	161
Restricted cash for open forward foreign currency contracts	—	310,000	—	—	—
Receivables:
Accrued interest and dividends	20,820	840,542	387,726	196,674	548,236
Investments sold	—	1,719,001	7,444,194	—	—
Fund shares sold	83	224,855	2,111,673	8,495	296,173
Due from investment advisor	16,898	113,329	157,413	18,265	62,186
Prepaid expenses	32,258	52,253	46,884	55,908	45,289
Deferred offering costs	—	—	—	—	—
Other assets	78,995	49,722	14,652	25,504	119,658
Total assets	44,316,188	238,990,834	465,093,987	90,623,891	261,209,027
LIABILITIES
Collateral for securities loaned	—	14,517,990	15,120,554	4,654,949	16,643,149
Unrealized depreciation on forward foreign currency contracts	—	387,191	—	—	—
Payables:
Investments purchased	—	4,796,559	13,868,527	674,633	2,546,052
Fund shares redeemed	1,000	170,016	391,356	88,184	462,087
Affiliates:
Investment advisory fees	38,980	221,368	406,915	83,293	211,028
Distribution fees	294	1,482	1,635	597	2,824
Deferred compensation to trustees	78,995	49,722	14,652	25,504	119,658
Trustees' fees and officer compensation	6,867	4,160	4,808	4,131	3,673
Other accounts payable and accrued liabilities	24,015	172,466	1,178,284	84,116	130,903
Total liabilities	150,151	20,320,954	30,986,731	5,615,407	20,119,374
NET ASSETS	$44,166,037	$218,669,880	$434,107,256	$85,008,484	$241,089,653
COMPOSITION OF NET ASSETS
Paid in capital	$31,092,649	$190,437,400	$457,334,024	$54,578,685	$209,197,053
Accumulated distributable earnings (loss)	13,073,388	28,232,480	(23,226,768)	30,429,799	31,892,600
NET ASSETS	$44,166,037	$218,669,880	$434,107,256	$85,008,484	$241,089,653
CLASS A SHARES†
Net assets applicable to shares outstanding	$12,268,490	$60,387,945	$43,296,679	$24,190,038	$99,300,529
Shares outstanding	737,383	3,195,557	2,376,374	1,881,132	9,801,290
Net asset value and redemption price per share	$16.64	$18.90	$18.22	$12.86	$10.13
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$17.47	$19.84	$19.13	$13.50	$10.64
CLASS C SHARES†*
Net assets applicable to shares outstanding	$415,280	$2,789,042	$9,133,852	$1,087,641	$8,980,555
Shares outstanding	29,689	176,361	542,969	103,695	1,045,677
Net asset value and redemption price per share	$13.99	$15.81	$16.82	$10.49	$8.59
CLASS I SHARES†
Net assets applicable to shares outstanding	$31,482,267	$153,203,742	$381,676,725	$59,718,524	$132,808,569
Shares outstanding	1,826,449	7,776,379	20,748,926	4,420,353	12,608,859
Net asset value and redemption price per share	$17.24	$19.70	$18.39	$13.51	$10.53
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$2,289,151	$—	$12,281	$—
Shares Outstanding	—	114,985	—	908	—
Net asset value and redemption price per share	$—	$19.91	$—	$13.53	$—

†  No par value; unlimited number of shares authorized.

*  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities April 30, 2022 (Unaudited)

	INTERNATIONAL SMALL CAP GROWTH FUND	GLOBAL SUSTAINABLE EQUITIES FUND	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$1,981,930	$6,857,493	$40,880,600		$46,051,434		$413,499,671
Investments in affiliated funds, at cost	—	—	—		—		—
Investment in securities, at value	$1,799,739	$6,093,990	$38,094,068		$43,114,793		$399,766,696
Investments in affiliated funds, at value	—	—	—		—		—
Cash with custodian	80,300	353,902	338,177		776,597		5,376,303
Foreign currency (cost $1,979)	—	1,984	—		—		—
Variation margin on open futures contracts	—	—	—		—		70,103
Receivables:
Accrued interest and dividends	3,253	8,469	217,814		573,771		1,894,898
Investments sold	—	—	—		149,952		476,559
Fund shares sold	—	40,000	4,011		—		5,000
Due from investment advisor	19,591	19,934	9,203		12,959		1,414
Prepaid expenses	—	4,622	18,280		27,180		22,744
Deferred offering costs	107,168	93,284	—		—		—
Other assets	—	—	28,698		87,052		—
Total assets	2,010,051	6,616,185	38,710,251		44,742,304		407,613,717
LIABILITIES
Collateral for securities loaned	—	—	2,057,848		3,839,648		24,358,509
Unrealized depreciation on unfunded loans	—	—	—		5		79
Payables:
Investments purchased	77,251	—	—		404,210		3,156,446
Fund shares redeemed	—	—	27,253		106,475		18,003
Dividends payable	—	—	4,697		8,063		403,019
Affiliates:
Investment advisory fees	1,494	4,723	13,887		20,300		94,154
Distribution fees	—	10	423		663		39
Deferred compensation to trustees	—	—	28,698		87,052		—
Trustees' fees and officer compensation	870	538	2,991		2,669		3,089
Other accounts payable and accrued liabilities	121,305	27,552	34,491		42,674		125,392
Total liabilities	200,920	32,823	2,170,288		4,511,759		28,158,730
NET ASSETS	$1,809,131	$6,583,362	$36,539,963		$40,230,545		$379,454,987
COMPOSITION OF NET ASSETS
Paid in capital	$2,000,200	$7,347,073	$39,490,851		$53,860,233		$396,024,483
Accumulated distributable earnings (loss)	(191,069)	(763,711)	(2,950,888)		(13,629,688)		(16,569,496)
NET ASSETS	$1,809,131	$6,583,362	$36,539,963		$40,230,545		$379,454,987
CLASS A SHARES†
Net assets applicable to shares outstanding	$9,043	$450,952	$17,525,665		$29,412,621		$1,877,123
Shares outstanding	1,000	53,264	1,853,599		3,739,043		197,114
Net asset value and redemption price per share	$9.04	$8.47	$9.45		$7.87		$9.52
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$9.49	$8.89	$9.67	#	$8.05	#	$9.74	#
CLASS C SHARES†*
Net assets applicable to shares outstanding	$9,037	$8,443	$749,544		$644,317		$—
Shares outstanding	1,000	1,000	79,298		76,813		—
Net asset value and redemption price per share	$9.04	$8.44	$9.45		$8.39		$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$1,782,007	$6,115,494	$18,264,754		$10,173,607		$377,577,864
Shares outstanding	197,021	721,696	1,930,939		1,292,886		39,683,613
Net asset value and redemption price per share	$9.04	$8.47	$9.46		$7.87		$9.51
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$9,044	$8,473	$—		$—		$—
Shares Outstanding	1,000	1,000	—		—		—
Net asset value and redemption price per share	$9.04	$8.47	$—		$—		$—

†  No par value; unlimited number of shares authorized.

#  For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price

*  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Operations Six Months Ended April 30, 2022 (Unaudited)

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$11,350,328	$14,739	$2,062	$2,993,303	$588,817
(Amortization)/accretion of investment securities	(108,216,622)	—	—	(8,858,804)	(1,083,271)
Net interest	(96,866,294)	14,739	2,062	(5,865,501)	(494,454)
Dividends	74,004,031	4,478,252	4,401,577	4,242,043	491,130
Dividends from affiliated funds	2,528,285	—	—	—	—
Foreign taxes withheld	(8,641)	—	(121,828)	—	(1,201)
Total investment income	(20,342,619)	4,492,991	4,281,811	(1,623,458)	(4,525)
EXPENSES
Investment advisory fees	59,158,132	2,274,666	3,791,667	5,013,262	995,979
Distribution fees
Class A	1,763,826	50,312	66,592	475,144	20,094
Class C	1,665,215	36,785	149,093	312,375	24,349
Dividend or interest expense on short positions	10,387,046	—	2,007,725	—	—
Transfer agent fees	6,832,310	300,398	252,282	678,976	99,873
Accounting fees	449,701	22,798	21,449	38,609	13,410
Fund administration fees	444,385	14,976	15,136	44,804	7,646
Printing and mailing fees	297,313	16,085	15,370	36,649	7,502
Trustees' fees and officer compensation	259,046	15,358	15,796	30,170	10,876
Registration fees	193,264	38,429	26,218	50,233	25,819
Legal fees	189,708	10,101	10,837	21,845	7,382
Custodian fees	176,009	10,064	50,110	12,979	6,493
Audit fees	154,922	9,323	9,360	16,765	6,327
Other	410,210	26,940	12,500	48,367	1,020
Total expenses	82,381,087	2,826,235	6,444,135	6,780,178	1,226,770
Less expense reductions	(499,198)	—	—	—	(427)
Net expenses	81,881,889	2,826,235	6,444,135	6,780,178	1,226,343
NET INVESTMENT INCOME (LOSS)	(102,224,508)	1,666,756	(2,162,324)	(8,403,636)	(1,230,868)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	92,360,144	1,780,164	41,902,657	54,858,185	2,504,125
Purchased options	(284,126,753)	(13,631,340)	(26,055,142)	(374,169)	323,235
Foreign currency transactions	(429,477)	—	368,476	—	(8,229)
Forward foreign currency contracts	15,303,181	—	—	344,435	—
Written options	124,182,947	12,165,706	27,753,363	—	—
Short positions	194,983,265	—	13,727,832	—	—
Interest rate swaps	4,937	—	—	—	—
Credit default swaps	3,515,460	—	—	—	—
Futures contracts	50	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(2,454,499,617)	(72,412,480)	(108,009,832)	(285,339,383)	(43,978,222)
Affiliated funds	(13,945,595)	—	—	—	—
Purchased options	209,605,223	10,792,435	14,241,385	1,193,274	(123,781)
Foreign currency translations	(10,279,122)	—	(46,415)	—	(10,340)
Forward foreign currency contracts	4,412,312	—	—	86,504	—
Written options	474,344,272	15,093,533	(4,231,769)	—	—
Short positions	1,153,718,411	—	37,395,622	—	—
Total return swaps	615,684	—	—	—	—
NET GAIN (LOSS)	(490,234,678)	(46,211,982)	(2,953,823)	(229,231,154)	(41,293,212)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(592,459,186)	$(44,545,226)	$(5,116,147)	$(237,634,790)	$(42,524,080)
See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Six Months Ended April 30, 2022 (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$4,442	$205	$41,168	$1,524,205	$47
(Amortization)/accretion of investment securities	—	—	—	(3,302,393)	—
Net interest	4,442	205	41,168	(1,778,188)	47
Dividends	1,113,462	47,194	4,288,802	16,944,887	127,683
Dividend taxes withheld	—	—	(1,569)	(14,912)	—
Total investment income	1,117,904	47,399	4,328,401	15,151,787	127,730
EXPENSES
Investment advisory fees	1,973,716	101,641	7,320,013	9,261,851	89,767
Distribution fees
Class A	36,894	195	1,593,938	1,819,934	6,688
Class C	21,608	—	108,314	480,822	9,133
Dividend or interest expense on short positions	—	—	—	—	—
Transfer agent fees	239,796	7,280	811,355	1,136,552	10,423
Accounting fees	18,555	6,012	43,941	69,669	7,432
Fund administration fees	12,211	699	50,285	76,966	488
Printing and mailing fees	14,984	4,495	77,822	62,946	4,066
Trustees' fees and officer compensation	13,378	7,269	33,133	48,720	7,210
Registration fees	52,592	23,249	34,819	48,200	24,709
Legal fees	19,577	4,518	23,708	33,456	4,549
Custodian fees	30,049	5,840	19,285	22,627	444
Audit fees	8,884	4,447	18,058	27,229	4,417
Other	13,122	4,236	54,271	85,000	3,604
Total expenses	2,455,366	169,881	10,188,942	13,173,972	172,930
Less expense reductions	(113,714)	(52,053)	—	—	(59,040)
Net expenses	2,341,652	117,828	10,188,942	13,173,972	113,890
NET INVESTMENT INCOME (LOSS)	(1,223,748)	(70,429)	(5,860,541)	1,977,815	13,840
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(69,447,191)	(283,800)	47,613,496	76,759,362	517,004
Purchased options	—	—	(4,643,211)	(3,112,549)	—
Forward foreign currency contracts	—	—	—	557,985	—
Written options	—	—	5,175,844	1,422,171	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(122,397,404)	(8,581,995)	(441,098,540)	(364,147,941)	(2,380,356)
Purchased options	—	—	1,459,530	(13,002,873)	—
Foreign currency translations	—	—	(2,451)	5	—
Forward foreign currency contracts	—	—	—	(51,896)	—
Written options	—	—	(199,490)	(775,511)	—
NET GAIN (LOSS)	(191,844,595)	(8,865,795)	(391,694,822)	(302,351,247)	(1,863,352)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(193,068,343)	$(8,936,224)	$(397,555,363)	$(300,373,432)	$(1,849,512)

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Operations Six Months Ended April 30, 2022 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
INVESTMENT INCOME
Interest	$—	$25,349		$41,481		$4,460		$193,943
(Amortization)/accretion of investment securities	—	(30)		(1,357,353)		—		(1,044,396)
Net interest	—	25,319		(1,315,872)		4,460		(850,453)
Dividends	249,574	2,622,100		4,167,765		692,772		1,817,963
Dividend taxes withheld	—	(221,742)		(437,434)		(39,253)		(92,881)
Total investment income	249,574	2,425,677		2,414,459		657,979		874,629
EXPENSES
Investment advisory fees	247,029	1,294,033		2,722,881		543,229		1,371,903
Performance fees	—	213,706		—		76,412		—
Distribution fees
Class A	16,874	86,466		60,541		36,118		140,305
Class C	3,068	16,844		61,932		6,466		50,047
Dividend or interest expense on short positions	—	—		—		—		—
Transfer agent fees	16,524	151,624		357,334		48,407		135,830
Accounting fees	7,406	13,784		17,681		10,352		13,052
Fund administration fees	1,447	8,352		16,158		3,753		7,589
Printing and mailing fees	4,675	9,658		25,839		5,354		11,077
Trustees' fees and officer compensation	4,873	11,205		15,558		8,879		11,155
Registration fees	24,625	32,619		68,264		30,356		30,293
Legal fees	4,902	17,438		11,209		5,796		14,534
Custodian fees	643	41,994		194,526		9,877		16,492
Audit fees	4,672	6,455		8,352		5,199		6,712
Other	4,589	34,322		7,295		16,060		28,558
Total expenses	341,327	1,938,500		3,567,570		806,258		1,837,547
Less expense reductions	(99,395)	(727,785)		(896,149)		(139,907)		(317,171)
Net expenses	241,932	1,210,715		2,671,421		666,351		1,520,376
NET INVESTMENT INCOME (LOSS)	7,642	1,214,962		(256,962)		(8,372)		(645,747)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	3,452,595	7,467,239	(a)	38,295	(a)	11,554,810	(a)	(671,301)
Purchased options	—	(260,417)		(20,084,619)		(102,434)		211,631
Foreign currency transactions	—	(87,832)		(469,677)		(11,335)		16,260
Forward foreign currency contracts	—	(475,610)		—		(191,631)		—
Written options	—	—		—		—		132,010
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,598,600)	(71,857,128	)(b)	(77,422,628	)(b)	(35,604,950	)(b)	(41,422,031	)(b)
Purchased options	—	—		1,056,179		—		(4,288,758)
Foreign currency translations	—	(19,093)		(4,231)		(6,197)		(16,442)
Forward foreign currency contracts	—	(391,717)		—		(1,350)		—
NET GAIN (LOSS)	(6,146,005)	(65,624,558)		(96,886,681)		(24,363,087)		(46,038,631)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,138,363)	$(64,409,596)		$(97,143,643)		$(24,371,459)		$(46,684,378)

(a)  Net of foreign capital gains tax of $238,229, $569,684, and $88,115.

(b)  Net of change of $524,165, $1,512,642, $163,000, and $42,395 in deferred capital gains tax.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Six Months Ended April 30, 2022 (Unaudited)

	INTERNATIONAL SMALL CAP GROWTH FUND(a)	GLOBAL SUSTAINABLE EQUITIES FUND(b)	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$—	$—	$758,962	$1,109,546	$4,257,064
(Amortization)/accretion of investment securities	—	—	(27,232)	(2,965)	(1,172,397)
Net interest	—	—	731,730	1,106,581	3,084,667
Dividends	3,531	24,172	—	28,530	—
Dividend taxes withheld	(168)	(2,298)	—	—	—
Total investment income	3,363	21,874	731,730	1,135,111	3,084,667
EXPENSES
Investment advisory fees	1,494	11,564	110,406	127,618	557,606
Performance fees	—	—	—	—	—
Distribution fees
Class A	2	149	24,909	39,407	2,948
Class C	8	34	4,130	3,246	—
Transfer agent fees	630	2,074	24,611	24,172	16,720
Accounting fees	2,077	6,269	12,497	15,695	20,772
Fund administration fees	180	528	1,791	1,219	7,196
Printing and mailing fees	390	924	5,728	6,328	4,830
Trustees' fees and officer compensation	870	4,003	7,851	7,607	11,397
Registration fees	—	22	24,378	24,380	18,030
Legal fees	720	4,224	5,923	8,074	6,597
Custodian fees	2,100	3,020	1,666	2,417	3,946
Audit fees	750	3,168	4,714	4,623	7,543
Deferred debt structuring fee	—	—	953	—	—
Organization expense	2,210	2,210	—	—	—
Offering costs	9,630	53,064	—	—	—
Other	270	9,371	5,165	13,825	17,884
Total expenses	21,331	100,624	234,722	278,611	675,469
Less expense reductions	(19,591)	(87,517)	(49,289)	(77,335)	(1,414)
Net expenses	1,740	13,107	185,433	201,276	674,055
NET INVESTMENT INCOME (LOSS)	1,623	8,767	546,297	933,835	2,410,612
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(7,636)	(5,797)	86,244	214,343	(255,740)
Purchased options	—	—	—	—	—
Foreign currency transactions	(2,131)	(3,054)	—	—	—
Forward foreign currency contracts	—	3	—	—	—
Written options	—	—	—	689	—
Futures contracts	—	—	(25,043)	—	2,767
Change in net unrealized appreciation/(depreciation) on:
Investments	(182,191)	(763,503)	(4,542,319)	(3,830,814)	(14,533,334)
Unfunded Loans	—	—	—	(5)	(79)
Foreign currency translations	(734)	(127)	—	—	—
Written options	—	—	—	133	—
Futures contracts	—	—	18,928	—	(98,751)
NET GAIN (LOSS)	(192,692)	(772,478)	(4,462,190)	(3,615,654)	(14,885,137)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(191,069)	$(763,711)	$(3,915,893)	$(2,681,819)	$(12,474,525)

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

(b)  Global Sustainable Equities Fund commenced operations on December 17, 2021.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$(102,224,508)	$(388,424,053)	$1,666,756	$3,183,842	$(2,162,324)	$(3,719,786)
Net realized gain (loss)	145,793,754	(423,150,961)	314,530	(60,547,188)	57,697,186	70,289,688
Change in unrealized appreciation/(depreciation)	(636,028,432)	1,640,334,324	(46,526,512)	134,166,828	(60,651,009)	84,192,393
Net increase (decrease) in net assets resulting from operations	(592,459,186)	828,759,310	(44,545,226)	76,803,482	(5,116,147)	150,762,295
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(695,763)	(4,093,015)	(72,303)	(99,210)	—	—
Class C	—	(35,185)	—	(8,969)	—	—
Class I	(21,352,648)	(73,093,694)	(1,372,051)	(2,686,998)	—	—
Class R6	(81,610)	(18,182)	—	—	—	—
Total distributions	(22,130,021)	(77,240,076)	(1,444,354)	(2,795,177)	—	—
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total return of capital	—	—	—	—	—	—
CAPITAL SHARE TRANSACTIONS	3,098,357,717	5,417,514,253	140,241,125	120,100,883	138,817,311	35,137
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,483,768,510	6,169,033,487	94,251,545	194,109,188	133,701,164	150,797,432
NET ASSETS
Beginning of period	$16,446,899,793	$10,277,866,306	$556,171,144	$362,061,956	$558,916,304	$408,118,872
End of period	$18,930,668,303	$16,446,899,793	$650,422,689	$556,171,144	$692,617,468	$558,916,304

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$(8,403,636)	$(33,150,460)	$(1,230,868)	$(7,270,135)	$(1,223,748)	$(2,725,737)
Net realized gain (loss)	54,828,451	224,798,724	2,819,131	36,243,176	(69,447,191)	(3,877,881)
Change in unrealized appreciation/(depreciation)	(284,059,605)	131,877,289	(44,112,343)	11,365,716	(122,397,404)	93,664,468
Net increase (decrease) in net assets resulting from operations	(237,634,790)	323,525,553	(42,524,080)	40,338,757	(193,068,343)	87,060,850
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(49,225,624)	(23,380,794)	(2,202,209)	(1,045,348)	—	(448,442)
Class C	(8,312,064)	(3,892,096)	(688,433)	(393,770)	—	—
Class I	(152,918,411)	(64,455,836)	(30,244,502)	(16,845,247)	—	(6,108,848)
Class R6	—	—	—	—	—	(72,878)
Total distributions	(210,456,099)	(91,728,726)	(33,135,144)	(18,284,365)	—	(6,630,168)
Return of capital
Class A	—	—	—	—	—	(2)
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	(23)
Total return of capital	—	—	—	—	—	(25)
CAPITAL SHARE TRANSACTIONS	(18,138,179)	259,758,376	(22,994,845)	53,416,871	103,871,442	238,535,395
TOTAL INCREASE (DECREASE) IN NET ASSETS	(466,229,068)	491,555,203	(98,654,069)	75,471,263	(89,196,901)	318,966,052
NET ASSETS
Beginning of period	$1,655,430,616	$1,163,875,413	$284,001,666	$208,530,403	$454,707,767	$135,741,715
End of period	$1,189,201,548	$1,655,430,616	$185,347,597	$284,001,666	$365,510,866	$454,707,767

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$(70,429)	$(229,308)	$(5,860,541)	$(12,969,158)	$1,977,815	$5,776,818
Net realized gain (loss)	(283,800)	3,728,407	48,146,129	219,548,739	75,626,969	146,171,654
Change in unrealized appreciation/(depreciation)	(8,581,995)	4,844,369	(439,840,951)	417,371,448	(377,978,216)	611,904,786
Net increase (decrease) in net assets resulting from operations	(8,936,224)	8,343,468	(397,555,363)	623,951,029	(300,373,432)	763,853,258
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(17,064)	—	(152,810,088)	(128,871,354)	(78,845,196)	(36,912,502)
Class C	—	—	(5,873,124)	(7,716,439)	(4,863,487)	(2,400,579)
Class I	(2,419,370)	—	(29,081,247)	(24,434,261)	(67,844,817)	(30,498,794)
Class R6	(46,994)	—	—	—	(327,230)	(122,602)
Total distributions	(2,483,428)	—	(187,764,459)	(161,022,054)	(151,880,730)	(69,934,477)
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total return of capital	—	—	—	—	—	—
CAPITAL SHARE TRANSACTIONS	2,614,663	1,038,619	87,777,914	(25,604,069)	101,381,701	70,103,447
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,804,989)	9,382,087	(497,541,908)	437,324,906	(350,872,461)	764,022,228
NET ASSETS
Beginning of period	$26,453,343	$17,071,256	$1,858,104,744	$1,420,779,838	$2,848,045,150	$2,084,022,922
End of period	$17,648,354	$26,453,343	$1,360,562,836	$1,858,104,744	$2,497,172,689	$2,848,045,150

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$13,840	$18,413	$7,642	$(10,223)	$1,214,962	$974,290
Net realized gain (loss)	517,004	1,572,517	3,452,595	5,011,477	6,643,380	46,699,886
Change in unrealized appreciation/(depreciation)	(2,380,356)	3,963,573	(9,598,600)	12,585,439	(72,267,938)	25,042,069
Net increase (decrease) in net assets resulting from operations	(1,849,512)	5,554,503	(6,138,363)	17,586,693	(64,409,596)	72,716,245
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(425,805)	(314,294)	(1,043,899)	(561,996)	(11,177,695)	(3,751,792)
Class C	(157,226)	(62,147)	(63,375)	(60,882)	(630,114)	(440,816)
Class I	(876,353)	(798,425)	(2,763,310)	(1,424,305)	(30,545,299)	(9,711,583)
Class R6	—	—	—	—	(235,038)	(65,577)
Total distributions	(1,459,384)	(1,174,866)	(3,870,584)	(2,047,183)	(42,588,146)	(13,969,768)
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total return of capital	—	—	—	—	—	—
CAPITAL SHARE TRANSACTIONS	2,959,622	(42,481)	492,151	(9,582,232)	23,566,893	19,150,551
TOTAL INCREASE (DECREASE) IN NET ASSETS	(349,274)	4,337,156	(9,516,796)	5,957,278	(83,430,849)	77,897,028
NET ASSETS
Beginning of period	$17,529,901	$13,192,745	$53,682,833	$47,725,555	$302,100,729	$224,203,701
End of period	$17,180,627	$17,529,901	$44,166,037	$53,682,833	$218,669,880	$302,100,729

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$(256,962)	$(109,922)	$(8,372)	$(391,724)	$(645,747)	$(563,566)
Net realized gain (loss)	(20,516,001)	(14,408,321)	11,249,410	15,178,391	(311,400)	18,527,788
Change in unrealized appreciation/(depreciation)	(76,370,680)	32,165,730	(35,612,497)	23,506,666	(45,727,231)	45,478,341
Net increase (decrease) in net assets resulting from operations	(97,143,643)	17,647,487	(24,371,459)	38,293,333	(46,684,378)	63,442,563
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(175,029)	(747,004)	(3,462,651)	(1,621,951)	(6,304,125)	(6,002,158)
Class C	—	(333,159)	(185,192)	(377,975)	(644,077)	(624,026)
Class I	(3,000,642)	(5,912,444)	(9,750,158)	(4,817,056)	(8,160,730)	(4,693,425)
Class R6	—	—	(17,305)	(8,657)	—	—
Total distributions	(3,175,671)	(6,992,607)	(13,415,306)	(6,825,639)	(15,108,932)	(11,319,609)
Return of capital
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total return of capital	—	—	—	—	—	—
CAPITAL SHARE TRANSACTIONS	(45,570,522)	331,901,974	(14,630,971)	14,327,412	20,994,123	66,293,575
TOTAL INCREASE (DECREASE) IN NET ASSETS	(145,889,836)	342,556,854	(52,417,736)	45,795,106	(40,799,187)	118,416,529
NET ASSETS
Beginning of period	$579,997,092	$237,440,238	$137,426,220	$91,631,114	$281,888,840	$163,472,311
End of period	$434,107,256	$579,997,092	$85,008,484	$137,426,220	$241,089,653	$281,888,840

See accompanying Notes to Financial Statements

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Statements of Changes in Net Assets

	INTERNATIONAL SMALL CAP GROWTH FUND	GLOBAL SUSTAINABLE EQUITIES FUND	TOTAL RETURN BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022(a)	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022(b)	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$1,623	$8,767	$546,297	$1,462,011
Net realized gain (loss)	(9,767)	(8,848)	61,201	997,311
Change in unrealized appreciation/(depreciation)	(182,925)	(763,630)	(4,523,391)	(2,367,572)
Net increase (decrease) in net assets resulting from operations	(191,069)	(763,711)	(3,915,893)	91,750
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	—	(482,379)	(542,753)
Class C	—	—	(16,779)	(20,122)
Class I	—	—	(832,555)	(1,303,761)
Class R6	—	—	—	—
Total distributions	—	—	(1,331,713)	(1,866,636)
Return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Total return of capital	—	—	—	—
CAPITAL SHARE TRANSACTIONS	2,000,200	7,347,073	(25,385,659)	(17,806,314)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,809,131	6,583,362	(30,633,265)	(19,581,200)
NET ASSETS
Beginning of period	$—	$—	$67,173,228	$86,754,428
End of period	$1,809,131	$6,583,362	$36,539,963	$67,173,228

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

(b)  Global Sustainable Equities Fund commenced operations on December 17, 2021.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2022	YEAR ENDED OCTOBER 31, 2021
OPERATIONS
Net investment income (loss)	$933,835	$1,767,010	$2,410,612	$3,245,427
Net realized gain (loss)	215,032	(386,223)	(252,973)	751,114
Change in unrealized appreciation/(depreciation)	(3,830,686)	3,597,031	(14,632,164)	(2,217,051)
Net increase (decrease) in net assets resulting from operations	(2,681,819)	4,977,818	(12,474,525)	1,779,490
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(692,545)	(1,080,427)	(14,839)	(134,481)
Class C	(11,228)	(20,245)	—	—
Class I	(246,338)	(288,687)	(2,788,991)	(7,632,234)
Class R6	—	—	—	—
Total distributions	(950,111)	(1,389,359)	(2,803,830)	(7,766,715)
Return of capital
Class A	—	(465,338)	—	—
Class C	—	(8,676)	—	—
Class I	—	(124,338)	—	—
Total return of capital	—	(598,352)	—	—
CAPITAL SHARE TRANSACTIONS	(630,829)	3,226,381	85,673,701	135,382,170
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,262,759)	6,216,488	70,395,346	129,394,945
NET ASSETS
Beginning of period	$44,493,304	$38,276,816	$309,059,641	$179,664,696
End of period	$40,230,545	$44,493,304	$379,454,987	$309,059,641

See accompanying Notes to Financial Statements

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Notes to Financial Statements   (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of twenty series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth Fund, Growth and Income Fund, Dividend Growth Fund, Select Fund, International Growth Fund , Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund (commenced operations on March 31, 2022), Global Sustainable Equities Fund (commenced operations on December 17, 2021), Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund (each a "Fund" and collectively the "Funds"). The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C (except Timpani SMID Growth Fund and Short-Term Bond Fund), and Class I shares of each of the Funds. Class R6 shares are offered in Market Neutral Income Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth and Income Fund, International Growth Fund, Global Equity Fund, International Small Cap Growth Fund, and Global Sustainable Equities Fund only.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Funds' investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund's NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's net asset value ("NAV").

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity and Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds' taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt

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Notes to Financial Statements   (Unaudited)

instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 – 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2016.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	SELECT FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL OPPORTUNITIES FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%
Next $500 million	0.90%	1.05%	0.43%	0.95%
Next $5 billion	0.80%	1.00%	0.41%	0.90%
Over $6 billion	0.70%	0.90%	0.35%	0.80%

*  International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.90%	0.95%	0.30%	0.75%	0.60%	1.25%
Next $500 million	0.80%	0.80%	0.85%	0.27%	0.70%	0.55%	1.20%
Over $1 billion	0.75%	0.75%	0.80%	0.25%	0.65%	0.50%	1.15%

AVERAGE DAILY NET ASSETS	INTERNATIONAL SMALL CAP GROWTH FUND ANNUAL RATE
First $500 million	0.95%
Next $500 million	0.90%
Over $1 billion	0.85%

The Global Sustainable Equities Fund has a flat rate of 0.85% of the average daily net assets of the Fund.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

The average investment advisory fee as of the period ended April 30, 2022 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.65%
Hedged Equity Fund	0.74
Phineus Long/Short Fund	1.24
Convertible Fund	0.70
Global Convertible Fund	0.85
Timpani Small Cap Growth Fund	0.90
Timpani SMID Growth Fund	0.95
Growth Fund	0.89
Growth and Income Fund	0.68
Dividend Growth Fund	1.00
Select Fund	1.00
International Growth Fund	1.00
Evolving World Growth Fund	1.10
Global Equity Fund	1.00
Global Opportunities Fund	1.00
International Small Cap Growth Fund	0.95
Global Sustainable Equities Fund	0.85
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Short-Term Bond Fund	0.30

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund's investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund's average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index ("Index"), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund's Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund's first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund's average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund ("SCG"), Timpani SMID Growth Fund ("SMID") or Short Term Bond Fund ("STBF"). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID or STBF, respectively, attributable to the Fund's investment in SCG,

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Notes to Financial Statements   (Unaudited)

SMID or STBF, respectively, based on daily net assets. For the period ended April 30, 2022, the total advisory fees waived pursuant to such agreement were $499,198 for the Market Neutral Income Fund and are included in the Statements of Operations under the caption "Expense reductions".

As of April 30, 2022, the Market Neutral Income Fund had holdings of $334.0 million in STBF. During the period from November 1, 2021 through April 30, 2022, the Market Neutral Income Fund had net subscriptions of $75.0 million and earned $2.5 million in dividends.

The Funds reimburse Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Market Neutral Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Hedged Equity Fund	1.25%	2.00%	1.00%	—
Phineus Long/Short Fund	2.00%	2.75%	1.75%	—
Convertible Fund	1.75%	2.50%	1.50%	—
Global Convertible Fund	1.35%	2.10%	1.10%	—
Timpani Small Cap Growth Fund	1.30%	2.05%	1.05%	1.05% less the annual sub-transfer agency ratio*
Timpani SMID Growth Fund	1.35%	—	1.10%	1.10% less the annual sub-transfer agency ratio*
Growth Fund	1.75%	2.50%	1.50%	—
Growth and Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Dividend Growth Fund	1.35%	2.10%	1.10%	—
Select Fund	1.15%	1.90%	0.90%	—
International Growth Fund	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio*

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Evolving World Growth Fund	1.30%	2.05%	1.05%	—
Global Equity Fund	1.40%	2.15%	1.15%	1.15% less the annual sub-transfer agency ratio*
Global Opportunities Fund	1.22%	1.97%	0.97%	—
International Small Cap Growth Fund	1.35%	2.10%	1.10%	1.10% less the annual sub-transfer agency ratio*
Global Sustainable Equities Fund	1.20%	1.95%	0.95%	0.95% less the annual sub-transfer agency ratio*
Total Return Bond Fund	0.90%	1.65%	0.65%	—
High Income Opportunities Fund	1.00%	1.75%	0.75%	—
Short-Term Bond Fund	0.65%	—	0.40%	—

*  The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund's other share classes.

These agreements are binding on Calamos Advisors through March 1, 2023.

For the period ended April 30, 2022, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$499,198
Global Convertible Fund	427
Timpani Small Cap Growth Fund	113,714
Timpani SMID Growth Fund	52,053
Dividend Growth Fund	59,040
Select Fund	99,395
International Growth Fund	727,785
Evolving World Growth Fund	896,149
Global Equity Fund	139,907
Global Opportunities Fund	317,171
International Small Cap Growth Fund	19,591
Global Sustainable Equities Fund	87,517
Total Return Bond Fund	49,289
High Income Opportunities Fund	77,335
Short-Term Bond Fund	1,414

These amounts are included in the Statements of Operations under the caption "Expense reductions".

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets

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Notes to Financial Statements   (Unaudited)

of the Fund's Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund's Class C shares. No such fees are paid on each Fund's Class I or Class R6 shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the period ended April 30, 2022, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$40,687
Hedged Equity Fund	8,596
Phineus Long/Short Fund	8,846
Convertible Fund	4,363
Global Convertible Fund	124
Timpani Small Cap Growth Fund	13,004
Timpani SMID Growth Fund	228
Growth Fund	37,786
Growth and Income Fund	86,979
Dividend Growth Fund	2,131
Select Fund	176
International Growth Fund	1,163
Evolving World Growth Fund	599
Global Equity Fund	1,377
Global Opportunities Fund	3,729
Total Return Bond Fund	70
High Income Opportunities Fund	342
Short-Term Bond Fund	15

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of April 30, 2022, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Timpani SMID Growth Fund	70%
Select Fund	33
Global Equity Fund	29
International Small Cap Growth Fund	100
Global Sustainable Equities Fund	32
High Income Opportunities Fund	31

As of April 30, 2022, the Market Neutral Income Fund held 88.1% of the outstanding shares of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

At April 30, 2022, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Market Neutral Income Fund	$149,491
Convertible Fund	152,020
Growth Fund	736,848
Growth and Income Fund	318,171
Select Fund	78,995
International Growth Fund	49,722
Evolving World Growth Fund	14,652
Global Equity Fund	25,504
Global Opportunities Fund	119,658
Total Return Bond Fund	28,698
High Income Opportunities Fund	87,052

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at April 30, 2022.

Interfund Lending Program

The SEC has granted an exemptive order to the Funds permitting the Funds to participate in an interfund lending facility whereby participating Funds may directly lend to and borrow money from each other (an "Interfund Loan") for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "InterFund Program"). The InterFund Program is subject to a number of conditions, which are discussed in detail in the Funds' statement of additional information. Any loan made through the InterFund Program is expected to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The duration of an InterFund Loan will be limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, each InterFund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund. No Interfund Loans were made during the period.

Joint Credit Agreement

On April 30, 2021, the Trust, on behalf of the Funds other than Global Sustainable Fund and International Small Cap Fund, entered into a $50,000,000 Demand Discretionary Credit Agreement with State Street Bank and Trust Company (the "Credit Agreement"). Effective May 10, 2022, Global Sustainable Fund and International Small Cap Fund were added to the Credit Agreement. Each Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and other fees and expenses, which may increase a Fund's net expenses and reduce a Fund's return. In addition, borrowing by a Fund may create leverage by increasing a Fund's investment exposure. This will result in changes in a Fund's net asset value, either positive or negative, being greater than it would have been if the Fund had not borrowed. Administration, legal, and arrangement fees, if applicable, under the Credit Agreement are allocated among Funds based upon factors deemed relevant by the Adviser and the Board of each Fund, while fees on any amounts drawn by a Fund under the Credit Agreement are borne by that Fund. At April 30, 2022, there were no borrowings under the Credit Agreement. Please see the Prospectus and Statement of Additional Information for more information about the Credit Agreement.
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Notes to Financial Statements   (Unaudited)

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2022 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Market Neutral Income Fund	$—	$9,224,312,832	$—	$5,229,770,326
Hedged Equity Fund	—	279,210,900	—	152,137,710
Phineus Long/Short Fund	—	1,151,488,277	—	1,235,814,252
Convertible Fund	—	269,471,602	—	451,147,728
Global Convertible Fund	1,259,868	43,792,644	2,310,310	92,574,631
Timpani Small Cap Growth Fund	—	509,289,195	—	403,050,637
Timpani SMID Growth Fund	—	20,613,173	—	21,001,137
Growth Fund	—	278,561,888	—	349,314,988
Growth and Income Fund	15,414,781	269,303,616	—	452,805,677
Dividend Growth Fund	—	2,876,555	—	1,754,815
Select Fund	—	5,434,698	—	10,642,838
International Growth Fund	—	171,336,467	—	190,380,819
Evolving World Growth Fund	—	302,693,419	—	363,233,685
Global Equity Fund	—	33,937,561	—	64,469,727
Global Opportunities Fund	2,565,947	155,574,745	—	146,391,895
International Small Cap Growth Fund	—	2,029,519	—	39,953
Global Sustainable Equities Fund	—	6,917,247	—	53,957
Total Return Bond Fund	3,264,678	2,066,534	11,436,751	20,091,779
High Income Opportunities Fund	—	8,188,205	—	8,131,157
Short-Term Bond Fund	31,899,375	157,921,096	18,827,119	60,183,586

The following information is presented on a federal income tax basis as of April 30, 2022. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2022 was as follows*:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$13,690,411,332	$3,247,206,068	$(1,565,652,596)	$1,681,553,472
Hedged Equity Fund	505,789,398	145,789,177	(17,672,059)	128,117,118
Phineus Long/Short Fund	264,682,860	66,017,674	(72,023,968)	(6,006,294)
Convertible Fund	1,226,984,589	146,414,615	(105,576,772)	40,837,843
Global Convertible Fund	209,468,099	13,867,556	(28,245,119)	(14,377,563)
Timpani Small Cap Growth Fund	344,983,160	39,142,002	(26,012,942)	13,129,060
Timpani SMID Growth Fund	16,205,487	2,129,197	(1,165,138)	964,059
Growth Fund	987,394,935	455,227,176	(75,698,364)	379,528,812
Growth and Income Fund	1,467,095,278	960,838,012	(31,629,237)	929,208,775
Dividend Growth Fund	10,888,962	6,307,874	(291,434)	6,016,440
Select Fund	32,289,508	11,038,448	(1,184,888)	9,853,560
International Growth Fund	207,772,683	34,161,735	(12,541,664)	21,620,071
Evolving World Growth Fund	425,089,040	45,424,888	(30,639,707)	14,785,181
Global Equity Fund	66,379,338	22,272,205	(2,711,073)	19,561,132
Global Opportunities Fund	220,317,466	41,452,747	(7,928,438)	33,524,309
International Small Cap Growth Fund	1,981,930	7,644	(189,835)	(182,191)

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Sustainable Equities Fund	$6,857,493	$30,254	$(793,757)	$(763,503)
Total Return Bond Fund	40,880,600	126,002	(2,912,534)	(2,786,532)
High Income Opportunities Fund	46,051,434	340,631	(3,277,272)	(2,936,641)
Short-Term Bond Fund	413,499,671	115,681	(14,042,046)	(13,926,365)

*  Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year's federal income tax information, please refer to the Notes to Financial Statements section in the Funds' most recent annual report.

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2022 will be determined at the end of each Fund's current fiscal year. Distributions during the fiscal period ended October 31, 2021 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2021
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$77,240,076	$—	$—
Hedged Equity Fund	2,795,177	—	—
Phineus Long/Short Fund	—	—	—
Convertible Fund	23,011,285	68,717,440	—
Global Convertible Fund	8,075,991	10,208,374	—
Timpani Small Cap Growth Fund	—	6,630,168	25
Growth Fund	2,572,719	158,449,335	—
Growth and Income Fund	35,180,486	34,753,991	—
Dividend Growth Fund	22,251	1,152,615	—
Select Fund	—	2,047,183	—
International Growth Fund	941,757	13,028,011	—
Evolving World Growth Fund	91,008	6,901,599	—
Global Equity Fund	514,069	6,311,570	—
Global Opportunities Fund	3,527,218	7,792,391	—
Total Return Bond Fund	1,866,636	—	—
High Income Opportunities Fund	1,389,359	—	598,352
Short-Term Bond Fund	6,716,397	1,050,318	—

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Notes to Financial Statements   (Unaudited)

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$8,119,004	$394,105	$—	$52,891,284	$17,365,703
Undistributed capital gains	—	—	—	157,563,612	15,769,050
Total undistributed earnings	8,119,004	394,105	—	210,454,896	33,134,753
Accumulated capital and other losses	(821,300,803)	(84,876,534)	(10,774,705)	—	(1,391)
Net unrealized gains/(losses)	2,007,648,928	178,459,291	50,789,078	314,994,541	26,910,735
Total accumulated earnings/(losses)	1,194,467,129	93,976,862	40,014,373	525,449,437	60,044,097
Other	(88,599)	175,584	(21,730)	(106,266)	(14,628)
Paid-in-capital	15,252,521,263	462,018,698	518,923,661	1,130,087,445	223,972,197
Net assets applicable to common shareholders	$16,446,899,793	$556,171,144	$558,916,304	$1,655,430,616	$284,001,666
	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$—	$334,298	$56,615,150	$41,046,269	$38,284
Undistributed capital gains	—	2,149,114	131,148,901	104,832,731	1,401,093
Total undistributed earnings	—	2,483,412	187,764,051	145,879,000	1,439,377
Accumulated capital and other losses	(1,102,500)	—	(7,397,832)	(2,620,193)	—
Net unrealized gains/(losses)	132,359,479	9,439,575	814,004,915	1,287,612,268	8,380,013
Total accumulated earnings/(losses)	131,256,979	11,922,987	994,371,134	1,430,871,075	9,819,390
Other	—	—	(92,752)	(305,313)	—
Paid-in-capital	323,450,788	14,530,356	863,826,362	1,417,479,388	7,710,511
Net assets applicable to common shareholders	$454,707,767	$26,453,343	$1,858,104,744	$2,848,045,150	$17,529,901
	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
Undistributed ordinary income	$1,439,954	$13,108,182	$3,175,489	$1,770,057	$5,451,950
Undistributed capital gains	2,430,611	29,479,859	—	11,645,200	9,656,804
Total undistributed earnings	3,870,565	42,588,041	3,175,489	13,415,257	15,108,754
Accumulated capital and other losses	(10,013)	(615,859)	(15,322,311)	(199,219)	(268,383)
Net unrealized gains/(losses)	19,318,604	93,320,951	89,413,001	55,078,860	78,921,585
Total accumulated earnings/(losses)	23,179,156	135,293,133	77,266,179	68,294,898	93,761,956
Other	(96,821)	(62,911)	(173,633)	(78,334)	(76,046)
Paid-in-capital	30,600,498	166,870,507	502,904,546	69,209,656	188,202,930
Net assets applicable to common shareholders	$53,682,833	$302,100,729	$579,997,092	$137,426,220	$281,888,840

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$50,446	$—	$—
Undistributed capital gains	721,123	—	—
Total undistributed earnings	771,569	—	—
Accumulated capital and other losses	—	(10,829,158)	(234,795)
Net unrealized gains/(losses)	1,662,943	939,003	(1,416,094)
Total accumulated earnings/(losses)	2,434,512	(9,890,155)	(1,650,889)
Other	(137,794)	(107,603)	359,748
Paid-in-capital	64,876,510	54,491,062	310,350,782
Net assets applicable to common shareholders	$67,173,228	$44,493,304	$309,059,641

The following Funds had capital loss carryforwards for the year ended October 31, 2021, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Market Neutral Income Fund	$777,436,131	$—
Hedged Equity Fund	37,602,846	47,055,997
Phineus Long/Short Fund	5,228,659	—
Timpani Small Cap Growth Fund	1,102,500	—
Evolving World Growth Fund	14,302,497	—
High Income Opportunities Fund	1,128,959	9,700,199
Short-Term Bond Fund	160,485	74,310

The capital loss carryforwards utilized in the year ended October 31, 2021 in Phineus Long/Short Fund and Timpani SMID Growth Fund are $30,975,869 and $786,171, respectively.

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances,

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Notes to Financial Statements   (Unaudited)

offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund's net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of April 30, 2022, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

As of April 30, 2022, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$5,297,882	$—
Purchased options(2)	229,649,782	—
Written options(3)	—	139,480,230
	$234,947,664	$139,480,230
	HEDGED EQUITY FUND
Gross amounts at fair value:
Purchased options(2)	$15,248,250	$—
Written options(3)	—	6,849,250
	$15,248,250	$6,849,250
	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(2)	$11,089,563	$—
Written options(3)	—	13,599,711
	$11,089,563	$13,599,711
	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$146,810	$570
	$146,810	$570
	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased options(2)	$69,290	$—
	$69,290	$—
	GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$4,411,450	$—
Written options(3)	—	840,000
	$4,411,450	$840,000
	GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased options(2)	$7,847,527	$—
	$7,847,527	$—

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Notes to Financial Statements   (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$387,191
	$—	$387,191
	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$1,791,588	$—
	$1,791,588	$—
	GLOBAL OPPORTUNITIES FUND
Gross amounts at fair value:
Purchased options(2)	$1,602,635	$—
	$1,602,635	$—
	SHORT-TERM BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$193,390
	$—	$193,390

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2022:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$1,332,635	$—	$—	$1,332,635	$—
State Street Bank and Trust	ISDA	3,965,247	—	—	3,965,247	—
		$5,297,882	$—	$—	$5,297,882	$—
CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$146,810	$—	$—	$146,810	$—
State Street Bank and Trust	ISDA	—	570	—	—	570
		$146,810	$570	$—	$146,810	$570
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
State Street Bank and Trust	ISDA	$—	$387,191	$—	$—	$387,191
		$—	$387,191	$—	$—	$387,191

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

For the period ended April 30, 2022, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	PURCHASED OPTIONS(2)	FUTURES(5)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	441,421,903	88,620	—	98,745	32,317,457
Hedged Equity Fund	—	6,067	—	4,999	—
Phineus Long/Short Fund	—	415,393	—	389,521	—
Convertible Fund	24,922,002	—	—	—	—
Global Convertible Fund	—	427	—	—	—
Growth Fund	—	16,265	—	19,368	—
Growth and Income Fund	23,393,507	58,691	—	35,328	—
International Growth Fund	38,272,381	835	—	—	—
Evolving World Growth Fund	—	196,448	—	—	—
Global Opportunities Fund	—	6,965	—	195	—
Short-Term Bond Fund	—	—	360	—	—

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional).

(1)  Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)  Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)  Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)  Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)  Generally, the Statement of Assets and Liabilities location for Futures contracts is Investments in securities, at value.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Interest income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds' securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds' security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

www.calamos.com

Notes to Financial Statements   (Unaudited)

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of April 30, 2022.

	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED	AMOUNT OF NON-CASH	TOTAL	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/(FROM)
FUND	CASH	COLLATERAL	COLLATERAL	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
Market Neutral Income Fund	$522,225,811	$162,946,060	$685,171,871	$488,508,410	$167,894,746	$656,403,156	$28,768,715
Hedged Equity Fund	—	4,876,581	4,876,581	4,780,848	—	4,780,848	95,733
Phineus Long/Short Fund	11,195,283	12,360,755	23,556,038	22,323,993	—	22,323,993	1,232,045
Convertible Fund	113,286,772	28,818,131	142,104,903	17,925,803	119,635,792	137,561,595	4,543,308
Global Convertible Fund	10,518,687	—	10,518,687	2,047,271	8,150,775	10,198,046	320,641
Growth Fund	13,829,643	9,918,762	23,748,405	22,685,559	—	22,685,559	1,062,846
Growth and Income Fund	100,294,342	6,103,047	106,397,389	29,526,629	73,651,317	103,177,946	3,219,443
Dividend Growth Fund	135,769	80,436	216,205	208,653	—	208,653	7,552
International Growth Fund	14,517,990	7,432,616	21,950,606	21,000,700	—	21,000,700	949,906
Evolving World Growth Fund	15,120,554	15,400	15,135,954	14,581,267	—	14,581,267	554,687
Global Equity Fund	4,654,949	—	4,654,949	4,440,575	—	4,440,575	214,374
Global Opportunities Fund	16,643,149	—	16,643,149	7,864,504	8,197,760	16,062,264	580,885
Total Return Bond Fund	2,057,848	54,428	2,112,276	—	2,059,826	2,059,826	52,450
High Income Opportunities Fund	3,839,648	394,939	4,234,587	94,765	4,023,693	4,118,458	116,129
Short-Term Bond Fund	24,358,509	2,239,441	26,597,950	—	26,046,656	26,046,656	551,294

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds' investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Funds' own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

The following is a summary of the inputs used in valuing the Funds' holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,714,125,585	$—	$5,714,125,585
Convertible Preferred Stocks	325,263,995	11,174,445	—	336,438,440
Common Stocks U.S.	10,865,377,611	—	—	10,865,377,611
Common Stocks Foreign	1,417,853	—	—	1,417,853
Exchange-Traded Funds	538,907,536	—	—	538,907,536
Investments in Affiliated Funds	333,964,095	—	—	333,964,095
Warrants	449,608	1,187	—	450,795
Purchased Options	219,737,500	9,912,282	—	229,649,782
Investment of Cash Collateral For Securities Loaned	—	522,225,811	—	522,225,811
Forward Foreign Currency Contracts	—	5,297,882	—	5,297,882
Total	$12,285,118,198	$6,262,737,192	$—	$18,547,855,390
Liabilities:
Common Stocks Sold Short U.S.	$2,841,844,240	$—	$—	$2,841,844,240
Common Stocks Sold Short Foreign	188,599,698	668,536	—	189,268,234
Written Options	139,480,230	—	—	139,480,230
Total	$3,169,924,168	$668,536	$—	$3,170,592,704
	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bond	$—	$8,640,577	$—	$8,640,577
Common Stocks U.S.	604,398,171	—	—	604,398,171
Exchange-Traded Fund	12,468,768	—	—	12,468,768
Purchased Options	15,248,250	—	—	15,248,250
Total	$632,115,189	$8,640,577	$—	$640,755,766
Liabilities:
Written Options	$6,849,250	$—	$—	$6,849,250
Total	$6,849,250	$—	$—	$6,849,250
	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$561,928,429	$—	$—	$561,928,429
Common Stocks Foreign	—	70,949,018	—	70,949,018
Purchased Options	11,089,563	—	—	11,089,563
Investment of Cash Collateral For Securities Loaned	—	11,195,283	—	11,195,283
Total	$573,017,992	$82,144,301	$—	$655,162,293
Liabilities:
Common Stocks Sold Short U.S.	$33,009,636	$—	$—	$33,009,636
Exchange-Traded Funds Sold Short	349,876,380	—	—	349,876,380
Written Options	13,599,711	—	—	13,599,711
Total	$396,485,727	$—	$—	$396,485,727

www.calamos.com

Notes to Financial Statements   (Unaudited)

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,007,405,827	$—	$1,007,405,827
Convertible Preferred Stocks	147,129,833	—	—	147,129,833
Investment of Cash Collateral For Securities Loaned	—	113,286,772	—	113,286,772
Forward Foreign Currency Contracts	—	146,810	—	146,810
Total	$147,129,833	$1,120,839,409	$—	$1,267,969,242
Liabilities:
Forward Foreign Currency Contracts	$—	$570	$—	$570
Total	$—	$570	$—	$570
	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$166,537,259	$—	$166,537,259
Convertible Preferred Stocks	16,710,031	—	—	16,710,031
U.S. Government and Agency Security	—	1,255,269	—	1,255,269
Purchased Options	69,290	—	—	69,290
Investment of Cash Collateral For Securities Loaned	—	10,518,687	—	10,518,687
Total	$16,779,321	$178,311,215	$—	$195,090,536
	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$358,112,220	$—	$—	$358,112,220
Total	$358,112,220	$—	$—	$358,112,220
	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$17,169,546	$—	$—	$17,169,546
Total	$17,169,546	$—	$—	$17,169,546
	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,349,522,654	$—	$—	$1,349,522,654
Purchased Options	4,411,450	—	—	4,411,450
Investment of Cash Collateral For Securities Loaned	—	13,829,643	—	13,829,643
Total	$1,353,934,104	$13,829,643	$—	$1,367,763,747
Liabilities:
Written Options	$840,000	$—	$—	$840,000
Total	$840,000	$—	$—	$840,000

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$410,925,164	$—	$410,925,164
Convertible Preferred Stocks	148,907,043	7,813,493	—	156,720,536
Common Stocks U.S.	1,695,145,497	—	—	1,695,145,497
Exchange-Traded Fund	9,997,416	—	—	9,997,416
U.S. Government and Agency Security	—	15,373,571	—	15,373,571
Purchased Options	7,847,527	—	—	7,847,527
Investment of Cash Collateral For Securities Loaned	—	100,294,342	—	100,294,342
Total	$1,861,897,483	$534,406,570	$—	$2,396,304,053
	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$16,275,645	$—	$—	$16,275,645
Convertible Preferred Stocks	269,761	—	—	269,761
Exchange-Traded Funds	224,227	—	—	224,227
Investment of Cash Collateral For Securities Loaned	—	135,769	—	135,769
Total	$16,769,633	$135,769	$—	$16,905,402
	SELECT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$42,143,068	$—	$—	$42,143,068
Total	$42,143,068	$—	$—	$42,143,068
	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$16,519,732	$161,886,024	$—	$178,405,756
Common Stocks U.S.	36,469,008	—	—	36,469,008
Investment of Cash Collateral For Securities Loaned	—	14,517,990	—	14,517,990
Total	$52,988,740	$176,404,014	$—	$229,392,754
Liabilities:
Forward Foreign Currency Contracts	$—	$387,191	$—	$387,191
Total	$—	$387,191	$—	$387,191

www.calamos.com

Notes to Financial Statements   (Unaudited)

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$32,558,883	$—	$32,558,883
Common Stocks U.S.	48,800,685	—	—	48,800,685
Common Stocks Foreign	42,822,666	292,475,735	—	335,298,401
Convertible Preferred Stock	6,304,110	—	—	6,304,110
Purchased Options	1,791,588	—	—	1,791,588
Investment of Cash Collateral For Securities Loaned	—	15,120,554	—	15,120,554
Total	$99,719,049	$340,155,172	$—	$439,874,221
	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$52,606,932	$—	$—	$52,606,932
Common Stocks Foreign	3,082,858	25,595,731	—	28,678,589
Investment of Cash Collateral For Securities Loaned	—	4,654,949	—	4,654,949
Total	$55,689,790	$30,250,680	$—	$85,940,470
	GLOBAL OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$51,590,649	$—	$51,590,649
Convertible Preferred Stocks	7,403,577	—	—	7,403,577
Common Stocks U.S.	109,468,936	—	—	109,468,936
Common Stocks Foreign	5,011,662	59,567,994	—	64,579,656
U.S. Government and Agency Security	—	2,553,173	—	2,553,173
Purchased Options	1,602,635	—	—	1,602,635
Investment of Cash Collateral For Securities Loaned	—	16,643,149	—	16,643,149
Total	$123,486,810	$130,354,965	$—	$253,841,775
	INTERNATIONAL SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$314,488	$1,289,354	$—	$1,603,842
Common Stocks U.S.	147,177	—	—	147,177
Exchange-Traded Fund	48,720	—	—	48,720
Total	$510,385	$1,289,354	$—	$1,799,739
	GLOBAL SUSTAINABLE EQUITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$3,535,983	$—	$—	$3,535,983
Common Stocks Foreign	143,272	2,414,735	—	2,558,007
Total	$3,679,255	$2,414,735	$—	$6,093,990

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$15,927,889	$—	$15,927,889
Bank Loans	—	5,272,808	—	5,272,808
Sovereign Bond	—	350,308	—	350,308
U.S. Government and Agency Securities	—	10,067,697	—	10,067,697
Residential Mortgage Backed Securities	—	2,267,514	—	2,267,514
Asset Backed Securities	—	2,150,004	—	2,150,004
Investment of Cash Collateral For Securities Loaned	—	2,057,848	—	2,057,848
Total	$—	$38,094,068	$—	$38,094,068
	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$34,221,592	$—	$34,221,592
Convertible Bonds	—	190,454	—	190,454
Bank Loans	—	3,795,409	—	3,795,409
Common Stocks U.S.	385,758	192,577	—	578,335
Warrants	80,505	1	—	80,506
Convertible Preferred Stock	—	13,900	—	13,900
Preferred Stocks	318,839	76,110	—	394,949
Rights	—	—	—	—
Investment of Cash Collateral For Securities Loaned	—	3,839,648	—	3,839,648
Total	$785,102	$42,329,691	$—	$43,114,793
	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$228,222,428	$—	$228,222,428
U.S. Government and Agency Securities	—	25,872,051	—	25,872,051
Sovereign Bonds	—	1,158,798	—	1,158,798
Bank Loans	—	41,688,610	—	41,688,610
Asset Backed Securities	—	56,060,510	—	56,060,510
Municipal Obligations	—	16,265,807	—	16,265,807
Residential Mortgage Backed Securities	—	6,139,983	—	6,139,983
Investment of Cash Collateral For Securities Loaned	—	24,358,509	—	24,358,509
Total	$—	$399,766,696	$—	$399,766,696
Liabilities:
Futures Contracts	$193,390	$—	$—	$193,390
Total	$193,390	$—	$—	$193,390

www.calamos.com

Notes to Financial Statements   (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Six Months ended April 30, 2022:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,727,360	$345,745,277	1,585,340	$22,942,260	632,446	$9,986,883
Shares issued as reinvestment of distributions	37,744	551,057	4,778	69,612	—	—
Less shares redeemed	(14,742,894)	(214,229,389)	(474,029)	(6,811,482)	(373,340)	(5,840,488)
Net increase (decrease)	9,022,210	$132,066,945	1,116,089	$16,200,390	259,106	$4,146,395
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,055,847	$59,644,559	119,529	$1,690,764	183,207	$2,764,581
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(2,246,285)	(32,967,067)	(40,236)	(575,760)	(129,911)	(1,915,820)
Net increase (decrease)	1,809,562	$26,677,492	79,293	$1,115,004	53,296	$848,761
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	323,614,615	$4,653,826,831	13,039,190	$188,259,989	11,940,194	$191,867,338
Shares issued as reinvestment of distributions	1,232,990	17,708,340	93,985	1,368,431	—	—
Less shares redeemed	(132,644,311)	(1,899,708,260)	(4,653,769)	(66,702,689)	(3,658,032)	(58,045,183)
Net increase (decrease)	192,203,294	$2,771,826,911	8,479,406	$122,925,731	8,282,162	$133,822,155
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	11,948,032	$171,030,933	—	$—	—	$—
Shares issued as reinvestment of distributions	4,757	67,299	—	—	—	—
Less shares redeemed	(231,822)	(3,311,863)	—	—	—	—
Net increase (decrease)	11,720,967	$167,786,369	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,142,829	$26,636,504	77,150	$994,108	294,317	$10,154,720
Shares issued as reinvestment of distributions	1,971,215	44,884,573	171,157	2,094,959	—	—
Less shares redeemed	(1,894,295)	(43,201,186)	(152,477)	(1,808,076)	(283,331)	(9,170,256)
Net increase (decrease)	1,219,749	$28,319,891	95,830	$1,280,991	10,986	$984,464
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	168,422	$3,859,800	47,941	$596,030	96,176	$3,563,771
Shares issued as reinvestment of distributions	372,254	8,282,648	57,982	688,248	—	—
Less shares redeemed	(527,727)	(11,884,840)	(81,576)	(961,116)	(17,556)	(577,927)
Net increase (decrease)	12,949	$257,608	24,347	$323,162	78,620	$2,985,844
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,270,833	$164,562,476	3,208,666	$38,765,117	5,409,458	$198,007,091
Shares issued as reinvestment of distributions	7,675,593	149,750,814	2,463,532	30,153,638	—	—
Less shares redeemed	(18,569,098)	(361,028,968)	(7,670,525)	(93,517,753)	(3,266,902)	(108,949,631)
Net increase (decrease)	(2,622,672)	$(46,715,678)	(1,998,327)	$(24,598,998)	2,142,556	$89,057,460
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	362,392	$12,896,914
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(60,540)	(2,053,240)
Net increase (decrease)	—	$—	—	$—	301,852	$10,843,674
www.calamos.com

Notes to Financial Statements   (Unaudited)

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,434	$81,385	557,048	$21,720,258	1,020,332	$45,962,044
Shares issued as reinvestment of distributions	1,259	17,064	3,649,882	141,615,426	1,588,278	71,191,398
Less shares redeemed	(2,371)	(28,500)	(2,155,861)	(82,988,711)	(1,980,083)	(89,069,464)
Net increase (decrease)	5,322	$69,949	2,051,069	$80,346,973	628,527	$28,083,978
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	37,793	$628,429	300,188	$13,729,218
Shares issued as reinvestment of distributions	—	—	383,579	5,849,577	107,166	4,851,411
Less shares redeemed	—	—	(312,020)	(4,829,921)	(277,335)	(12,598,041)
Net increase (decrease)	—	$—	109,352	$1,648,085	130,019	$5,982,588
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	82,307	$1,041,325	146,621	$8,370,319	2,675,765	$115,268,855
Shares issued as reinvestment of distributions	177,113	2,419,370	483,617	28,480,183	1,579,426	67,361,889
Less shares redeemed	(73,391)	(1,011,208)	(534,086)	(31,067,646)	(2,872,499)	(121,578,217)
Net increase (decrease)	186,029	$2,449,487	96,152	$5,782,856	1,382,692	$61,052,527
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,006	$48,233	—	$—	156,003	$6,787,696
Shares issued as reinvestment of distributions	3,440	46,994	—	—	7,685	327,230
Less shares redeemed	—	—	—	—	(19,887)	(852,318)
Net increase (decrease)	7,446	$95,227	—	$—	143,801	$6,262,608

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	57,746	$941,809	27,194	$510,487	357,065	$7,625,476
Shares issued as reinvestment of distributions	26,908	420,845	53,515	983,612	449,071	10,122,059
Less shares redeemed	(31,570)	(496,521)	(37,370)	(697,115)	(368,109)	(8,501,144)
Net increase (decrease)	53,084	$866,133	43,339	$796,984	438,027	$9,246,391
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	50,952	$735,318	18	$306	9,185	$177,222
Shares issued as reinvestment of distributions	10,240	153,491	4,089	63,375	33,222	628,227
Less shares redeemed	(27,244)	(410,035)	(25,045)	(403,140)	(24,577)	(491,536)
Net increase (decrease)	33,948	$478,774	(20,938)	$(339,459)	17,830	$313,913
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	159,219	$2,525,586	43,325	$783,058	737,652	$17,780,300
Shares issued as reinvestment of distributions	56,033	876,353	145,162	2,762,434	1,294,238	30,388,703
Less shares redeemed	(113,607)	(1,787,224)	(186,206)	(3,510,866)	(1,499,225)	(35,160,967)
Net increase (decrease)	101,645	$1,614,715	2,281	$34,626	532,665	$13,008,036
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	63,335	$1,301,162
Shares issued as reinvestment of distributions	—	—	—	—	9,913	235,038
Less shares redeemed	—	—	—	—	(21,885)	(537,647)
Net increase (decrease)	—	$—	—	$—	51,363	$998,553

www.calamos.com

Notes to Financial Statements   (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	381,685	$7,694,816	105,408	$1,579,687	915,848	$11,287,448
Shares issued as reinvestment of distributions	8,171	165,063	201,704	3,080,018	503,552	5,816,024
Less shares redeemed	(473,055)	(9,622,939)	(193,139)	(2,891,388)	(995,449)	(11,927,627)
Net increase (decrease)	(83,199)	$(1,763,060)	113,973	$1,768,317	423,951	$5,175,845
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	26,449	$509,376	9,049	$106,571	191,641	$1,969,688
Shares issued as reinvestment of distributions	—	—	14,803	184,890	65,588	644,077
Less shares redeemed	(264,617)	(4,991,264)	(16,716)	(209,511)	(129,815)	(1,284,932)
Net increase (decrease)	(238,168)	$(4,481,888)	7,136	$81,950	127,414	$1,328,833
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,525,967	$112,871,783	118,027	$1,969,424	4,512,450	$55,351,904
Shares issued as reinvestment of distributions	146,559	2,986,867	607,156	9,732,703	673,478	8,081,729
Less shares redeemed	(7,546,197)	(155,184,224)	(1,683,100)	(28,068,520)	(4,150,898)	(48,944,188)
Net increase (decrease)	(1,873,671)	$(39,325,574)	(957,917)	$(16,366,393)	1,035,030	$14,489,445
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	1,079	17,305	—	—
Less shares redeemed	—	—	(8,911)	(132,150)	—	—
Net increase (decrease)	—	$—	(7,832)	$(114,845)	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	INTERNATIONAL SMALL CAP GROWTH FUND(a)		GLOBAL SUSTAINABLE EQUITIES FUND(b)
Class A	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	53,264	$489,907
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	1,000	$10,000	53,264	$489,907
Class C	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	1,000	$10,000
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	1,000	$10,000	1,000	$10,000
Class I	Shares	Dollars	Shares	Dollars
Shares sold	197,021	$1,970,200	722,947	$6,848,421
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	(1,251)	(11,255)
Net increase (decrease)	197,021	$1,970,200	721,696	$6,837,166
Class R6	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	1,000	$10,000
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	1,000	$10,000	1,000	$10,000

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

(b)  Global Sustainable Equities Fund commenced operations on December 17, 2021.

www.calamos.com

Notes to Financial Statements   (Unaudited)

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	61,619	$645,582	132,317	$1,119,812	37,018	$361,955
Shares issued as reinvestment of distributions	41,820	429,687	79,009	652,806	1,518	14,809
Less shares redeemed	(359,981)	(3,680,972)	(500,523)	(4,236,271)	(109,854)	(1,067,203)
Net increase (decrease)	(256,542)	$(2,605,703)	(289,197)	$(2,463,653)	(71,318)	$(690,439)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,980	$165,042	8,316	$73,900	—	$—
Shares issued as reinvestment of distributions	1,629	16,775	1,277	11,228	—	—
Less shares redeemed	(13,697)	(136,319)	(6,840)	(61,482)	—	—
Net increase (decrease)	3,912	$45,498	2,753	$23,646	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	107,174	$1,102,871	317,024	$2,693,447	8,986,925	$88,630,447
Shares issued as reinvestment of distributions	79,874	825,235	29,088	240,388	27,924	271,341
Less shares redeemed	(2,399,346)	(24,753,560)	(133,379)	(1,124,657)	(262,889)	(2,537,648)
Net increase (decrease)	(2,212,298)	$(22,825,454)	212,733	$1,809,178	8,751,960	$86,364,140
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2021.

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	48,554,245	$695,201,026	1,441,169	$19,988,009	738,586	$11,322,683
Shares issued as reinvestment of distributions	240,648	3,435,092	7,350	98,789	—	—
Less shares redeemed	(16,883,138)	(241,454,139)	(386,124)	(5,358,012)	(1,022,190)	(14,988,782)
Net increase (decrease)	31,911,755	$457,181,979	1,062,395	$14,728,786	(283,604)	$(3,666,099)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,167,959	$118,538,445	248,475	$3,425,300	247,561	$3,685,673
Shares issued as reinvestment of distributions	1,913	27,893	694	8,969	—	—
Less shares redeemed	(4,435,798)	(64,308,323)	(46,912)	(629,814)	(311,890)	(4,390,989)
Net increase (decrease)	3,734,074	$54,258,015	202,257	$2,804,455	(64,329)	$(705,316)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	481,262,999	$6,805,725,825	16,334,120	$226,238,382	7,525,798	$115,301,010
Shares issued as reinvestment of distributions	4,305,160	60,691,588	189,464	2,552,174	—	—
Less shares redeemed	(139,548,062)	(1,969,026,109)	(9,181,017)	(126,222,914)	(7,607,705)	(110,894,458)
Net increase (decrease)	346,020,097	$4,897,391,304	7,342,567	$102,567,642	(81,907)	$4,406,552
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	623,329	$8,856,506	—	$—	—	$—
Shares issued as reinvestment of distributions	759	10,807	—	—	—	—
Less shares redeemed	(12,977)	(184,358)	—	—	—	—
Net increase (decrease)	611,111	$8,682,955	—	$—	—	$—

www.calamos.com

Notes to Financial Statements   (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,777,331	$72,665,732	536,727	$7,878,385	563,461	$22,054,242
Shares issued as reinvestment of distributions	833,011	21,241,780	67,185	965,671	12,429	448,444
Less shares redeemed	(2,745,563)	(71,528,455)	(234,040)	(3,462,058)	(61,406)	(2,379,887)
Net increase (decrease)	864,779	$22,379,057	369,872	$5,381,998	514,484	$20,122,799
Class C(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	527,193	$13,584,758	62,029	$897,028	73,715	$3,025,301
Shares issued as reinvestment of distributions	152,610	3,841,200	27,576	388,548	—	—
Less shares redeemed	(521,154)	(13,386,606)	(77,213)	(1,114,914)	(958)	(39,448)
Net increase (decrease)	158,649	$4,039,352	12,392	$170,662	72,757	$2,985,853
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,798,724	$453,359,024	5,750,086	$84,668,776	6,552,471	$264,307,210
Shares issued as reinvestment of distributions	2,833,100	63,015,810	1,166,932	16,794,465	164,479	6,107,102
Less shares redeemed	(12,465,538)	(283,034,867)	(3,650,432)	(53,599,030)	(2,010,241)	(79,646,237)
Net increase (decrease)	10,166,286	$233,339,967	3,266,586	$47,864,211	4,706,709	$190,768,075
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	754,011	$30,387,908
Shares issued as reinvestment of distributions	—	—	—	—	1,961	72,878
Less shares redeemed	—	—	—	—	(142,205)	(5,802,118)
Net increase (decrease)	—	$—	—	$—	613,767	$24,658,668

(a)  Timpani Small Cap Growth Fund Class C shares commenced operations on June 25, 2021.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,953	$265,494	1,001,231	$38,718,724	2,865,182	$123,267,802
Shares issued as reinvestment of distributions	—	—	3,210,883	119,220,099	814,587	33,063,790
Less shares redeemed	(21,775)	(357,204)	(4,191,712)	(168,341,439)	(3,995,738)	(173,246,676)
Net increase (decrease)	(5,822)	$(91,710)	20,402	$(10,402,616)	(315,969)	$(16,915,084)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	78,424	$1,489,432	582,347	$25,856,512
Shares issued as reinvestment of distributions	—	—	441,180	7,623,586	57,908	2,351,622
Less shares redeemed	—	—	(1,267,411)	(23,098,760)	(1,383,950)	(58,921,715)
Net increase (decrease)	—	$—	(747,807)	$(13,985,742)	(743,695)	$(30,713,581)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	225,185	$3,475,331	349,978	$20,093,648	5,756,072	$240,119,420
Shares issued as reinvestment of distributions	—	—	442,786	23,932,552	767,992	29,983,198
Less shares redeemed	(176,853)	(2,792,757)	(793,486)	(45,241,911)	(3,795,835)	(157,630,478)
Net increase (decrease)	48,332	$682,574	(722)	$(1,215,711)	2,728,229	$112,472,140
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	26,286	$447,755	—	$—	148,440	$6,063,308
Shares issued as reinvestment of distributions	—	—	—	—	3,120	122,602
Less shares redeemed	—	—	—	—	(22,364)	(925,938)
Net increase (decrease)	26,286	$447,755	—	$—	129,196	$5,259,972

www.calamos.com

Notes to Financial Statements   (Unaudited)

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	45,063	$688,741	40,948	$724,394	551,383	$15,070,245
Shares issued as reinvestment of distributions	22,697	310,042	32,177	525,780	131,078	3,332,005
Less shares redeemed	(38,761)	(576,175)	(88,898)	(1,565,831)	(560,965)	(15,238,749)
Net increase (decrease)	28,999	$422,608	(15,773)	$(315,657)	121,496	$3,163,501
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	73,532	$1,025,067	2,605	$38,845	43,908	$1,049,903
Shares issued as reinvestment of distributions	4,697	62,147	4,327	60,882	19,862	439,547
Less shares redeemed	(9,986)	(146,192)	(37,732)	(572,425)	(219,726)	(5,212,131)
Net increase (decrease)	68,243	$941,022	(30,800)	$(472,698)	(155,956)	$(3,722,681)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	143,318	$2,098,829	257,995	$4,700,807	1,905,212	$54,803,138
Shares issued as reinvestment of distributions	58,493	798,425	84,555	1,423,899	367,227	9,669,096
Less shares redeemed	(285,863)	(4,303,365)	(866,973)	(14,918,583)	(1,616,979)	(45,382,962)
Net increase (decrease)	(84,052)	$(1,406,111)	(524,423)	$(8,793,877)	655,460	$19,089,272
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	31,518	$912,308
Shares issued as reinvestment of distributions	—	—	—	—	2,470	65,576
Less shares redeemed	—	—	—	—	(12,639)	(357,425)
Net increase (decrease)	—	$—	—	$—	21,349	$620,459

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,212,209	$51,019,685	446,625	$7,341,057	1,400,654	$16,147,177
Shares issued as reinvestment of distributions	32,116	698,205	92,854	1,425,309	500,215	5,452,069
Less shares redeemed	(1,366,960)	(30,741,959)	(324,849)	(5,415,646)	(1,370,975)	(16,118,554)
Net increase (decrease)	877,365	$20,975,931	214,630	$3,350,720	529,894	$5,480,692
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	404,762	$8,912,627	15,763	$223,586	398,710	$4,020,787
Shares issued as reinvestment of distributions	16,204	327,330	28,680	372,273	65,916	618,294
Less shares redeemed	(361,595)	(7,792,422)	(333,206)	(4,632,598)	(573,770)	(5,633,247)
Net increase (decrease)	59,371	$1,447,535	(288,763)	$(4,036,739)	(109,144)	$(994,166)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,551,104	$552,762,439	1,926,087	$32,790,956	7,439,534	$89,201,046
Shares issued as reinvestment of distributions	268,509	5,891,083	299,709	4,792,340	404,201	4,592,491
Less shares redeemed	(10,965,677)	(249,175,014)	(1,307,319)	(22,578,522)	(2,631,882)	(31,986,488)
Net increase (decrease)	12,853,936	$309,478,508	918,477	$15,004,774	5,211,853	$61,807,049
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	541	8,657	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	541	$8,657	—	$—

www.calamos.com

Notes to Financial Statements   (Unaudited)

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	425,168	$4,581,154	490,424	$4,182,704	130,782	$1,326,520
Shares issued as reinvestment of distributions	44,679	480,419	170,873	1,458,344	13,305	134,013
Less shares redeemed	(605,838)	(6,482,744)	(475,259)	(4,048,553)	(191,018)	(1,918,900)
Net increase (decrease)	(135,991)	$(1,421,171)	186,038	$1,592,495	(46,931)	$(458,367)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,836	$74,127	19,862	$180,547	—	$—
Shares issued as reinvestment of distributions	1,850	19,977	3,158	28,595	—	—
Less shares redeemed	(97,055)	(1,039,926)	(64,999)	(588,385)	—	—
Net increase (decrease)	(88,369)	$(945,822)	(41,979)	$(379,243)	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,130,619	$12,133,263	377,612	$3,217,952	13,795,593	$136,965,873
Shares issued as reinvestment of distributions	120,410	1,296,009	46,775	399,554	110,341	1,109,247
Less shares redeemed	(2,691,929)	(28,868,593)	(187,903)	(1,604,377)	(223,370)	(2,234,583)
Net increase (decrease)	(1,440,900)	$(15,439,321)	236,484	$2,013,129	13,682,564	$135,840,537
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Net asset value, beginning of period	$14.63		$13.77		$13.47		$13.52		$13.41		$13.13
Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.45)		0.19		0.27		0.30		0.26
Net realized and unrealized gain (loss)	(0.36)		1.37		0.24		0.28		0.19		0.35
Total from investment operations	(0.46)		0.92		0.43		0.55		0.49		0.61
Distributions:
Dividends from net investment income	(0.01)		(0.06)		(0.13)		(0.19)		(0.16)		(0.13)
Dividends from net realized gains	—		—		—		(0.41)		(0.22)		(0.20)
Return of capital	—		—		—		—		—		—
Total distributions**	(0.01)		(0.06)		(0.13)		(0.60)		(0.38)		(0.33)
Net asset value, end of period	$14.16		$14.63		$13.77		$13.47		$13.52		$13.41
Ratios and supplemental data:
Total return(b)	(3.16%)		6.67%		3.27%		4.32%		3.79%		4.74%
Net assets, end of period (000)	$1,419,875		$1,334,984		$817,405		$744,356		$743,925		$682,451
Ratio of net expenses to average net assets	1.12	%(c)(d)	1.14	%(e)	1.20	%(f)	1.24	%(g)	1.25	%(h)	1.28	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	1.12	%(c)	1.14%		1.21%		1.24%		1.25%		1.28%
Ratio of net investment income (loss) to average net assets	(1.34	%)(c)	(3.15%)		1.43%		2.04%		2.26%		1.96%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Portfolio turnover rate	22%		49%		77%		74%		67%		81%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.01% for the period ended April 30, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.03% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.05% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the year ended October 31, 2018.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2017.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2022	2021		2020	2019	2018	2017
Net asset value, beginning of period	$14.80	$13.98		$13.70	$13.73	$13.62	$13.33
Income from investment operations:
Net investment income (loss)(a)	(0.15)	(0.57)		0.10	0.18	0.21	0.16
Net realized and unrealized gain (loss)	(0.37)	1.39		0.24	0.28	0.19	0.36
Total from investment operations	(0.52)	0.82		0.34	0.46	0.40	0.52
Distributions:
Dividends from net investment income	—	(0.00	)*	(0.06)	(0.08)	(0.07)	(0.03)
Dividends from net realized gains	—	—		—	(0.41)	(0.22)	(0.20)

Total distributions** —	(0.00	)*	(0.06)	(0.49)	(0.29)	(0.23)

Net asset value, end of period	$14.28		$14.80		$13.98		$13.70		$13.73		$13.62
Ratios and supplemental data:
Total return(b)	(3.51%)		5.88%		2.46%		3.56%		3.03%		3.98%
Net assets, end of period (000)	$336,913		$322,432		$252,490		$261,352		$303,417		$282,115
Ratio of net expenses to average net assets	1.87	%(c)(d)	1.89	%(e)	1.95	%(f)	1.98	%(g)	2.00	%(h)	2.03	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	1.87	%(c)	1.89%		1.96%		1.99%		2.00%		2.03%
Ratio of net investment income (loss) to average net assets	(2.09	%)(c)	(3.92%)		0.70%		1.31%		1.51%		1.22%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.75% for the period ended April 30, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.78% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.81% for the year ended October 31, 2018.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.83% for the year ended October 31, 2017.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Net asset value, beginning of period	$14.45		$13.60		$13.30		$13.36		$13.26		$12.98
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.41)		0.22		0.30		0.33		0.29
Net realized and unrealized gain (loss)	(0.36)		1.35		0.24		0.28		0.19		0.36
Total from investment operations	(0.44)		0.94		0.46		0.58		0.52		0.65
Distributions:
Dividends from net investment income	(0.02)		(0.09)		(0.16)		(0.23)		(0.20)		(0.17)
Dividends from net realized gains	—		—		—		(0.41)		(0.22)		(0.20)
Total distributions**	(0.02)		(0.09)		(0.16)		(0.64)		(0.42)		(0.37)
Net asset value, end of period	$13.99		$14.45		$13.60		$13.30		$13.36		$13.26
Ratios and supplemental data:
Total return(b)	(2.98%)		6.92%		3.51%		4.62%		4.02%		5.07%
Net assets, end of period (000)	$17,001,233		$14,780,637		$9,207,961		$7,709,445		$5,658,499		$3,734,035
Ratio of net expenses to average net assets	0.87	%(c)(d)	0.89	%(e)	0.95	%(f)	0.99	%(g)	0.99	%(h)	1.02	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	0.87	%(c)	0.89%		0.96%		0.99%		0.99%		1.02%
Ratio of net investment income (loss) to average net assets	(1.09	%)(c)	(2.90%)		1.66%		2.28%		2.49%		2.22%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.75% for the period ended April 30, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.78% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.80% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% for the year ended October 31, 2017.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30, 2022		Year Ended October 31, 2021		June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$14.46		$13.61		$13.35
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.38)		0.05
Net realized and unrealized gain (loss)	(0.36)		1.33		0.21
Total from investment operations	(0.44)		0.95		0.26
Distributions:
Dividends from net investment income	(0.02)		(0.10)		—
Dividends from net realized gains	—		—		—
Total distributions**	(0.02)		(0.10)		—
Net asset value, end of period	$14.00		$14.46		$13.61
Ratios and supplemental data:
Total return(b)	(3.02%)		6.99%		1.95%
Net assets, end of period (000)	$172,646		$8,846		$10
Ratio of net expenses to average net assets	0.81	%(c)(d)	0.82	%(c)	0.77	%(c)(f)
Ratio of gross expenses to average net assets prior to expense reductions	0.81	%(c)	0.83%		0.77	%(c)
Ratio of net investment income (loss) to average net assets	(1.13	%)(c)	(2.64%)		1.06	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.68% for the period ended April 30, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.70% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.66% for the year ended October 31, 2020.
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.66		$12.35	$11.88	$11.44	$10.85	$10.03
Income from investment operations:
Net investment income (loss)(a)	0.02		0.06	0.10	0.10	0.08	0.12
Net realized and unrealized gain (loss)	(1.00)		2.32	0.47	0.64	0.57	0.76
Total from investment operations	(0.98)		2.38	0.57	0.74	0.65	0.88
Distributions:
Dividends from net investment income	(0.03)		(0.07)	(0.10)	(0.05)	(0.06)	(0.06)
Dividends from net realized gains	—		—	—	(0.25)	—	—
Return of capital	—		—	—	—	—	—
Total distributions**	(0.03)		(0.07)	(0.10)	(0.30)	(0.06)	(0.06)
Net asset value, end of period	$13.65		$14.66	$12.35	$11.88	$11.44	$10.85
Ratios and supplemental data:
Total return(b)	(6.71%)		19.20%	4.92%	6.65%	6.08%	8.77%
Net assets, end of period (000)	$47,192		$34,309	$15,782	$10,412	$5,151	$1,007
Ratio of net expenses to average net assets	1.14	%(c)	1.17%	1.15%	1.21%	1.25%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.14	%(c)	1.17%	1.20%	1.21%	1.47%	2.14%
Ratio of net investment income (loss) to average net assets	0.30	%(c)	0.44%	0.84%	0.86%	0.65%	1.12%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	25%		39%	57%	82%	141%	49%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.39		$12.18	$11.72	$11.35	$10.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.04)	0.01	0.01	(0.01)	0.02
Net realized and unrealized gain (loss)	(0.99)		2.28	0.48	0.63	0.58	0.79
Total from investment operations	(1.02)		2.24	0.49	0.64	0.57	0.81
Distributions:
Dividends from net investment income	—		(0.03)	(0.03)	(0.02)	(0.00)*	(0.03)
Dividends from net realized gains	—		—	—	(0.25)	—	—
Total distributions**	—		(0.03)	(0.03)	(0.27)	(0.00)*	(0.03)
Net asset value, end of period	$13.37		$14.39	$12.18	$11.72	$11.35	$10.78
Ratios and supplemental data:
Total return(b)	(7.09%)		18.43%	4.19%	5.88%	5.31%	8.09%
Net assets, end of period (000)	$7,531		$6,960	$3,429	$2,151	$616	$173
Ratio of net expenses to average net assets	1.89	%(c)	1.92%	1.90%	1.96%	2.00%	2.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.89	%(c)	1.92%	1.95%	1.96%	2.30%	3.03%
Ratio of net investment income (loss) to average net assets	(0.43	%)(c)	(0.30%)	0.08%	0.11%	(0.07%)	0.24%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.66		$12.34	$11.87	$11.45	$10.84	$10.04
Income from investment operations:
Net investment income (loss)(a)	0.04		0.10	0.13	0.13	0.10	0.13
Net realized and unrealized gain (loss)	(1.00)		2.31	0.47	0.64	0.59	0.78
Total from investment operations	(0.96)		2.41	0.60	0.77	0.69	0.91
Distributions:
Dividends from net investment income	(0.04)		(0.09)	(0.13)	(0.10)	(0.08)	(0.11)
Dividends from net realized gains	—		—	—	(0.25)	—	—
Total distributions**	(0.04)		(0.09)	(0.13)	(0.35)	(0.08)	(0.11)
Net asset value, end of period	$13.66		$14.66	$12.34	$11.87	$11.45	$10.84
Ratios and supplemental data:
Total return(b)	(6.59%)		19.60%	5.09%	7.01%	6.38%	9.12%
Net assets, end of period (000)	$595,700		$514,903	$342,851	$224,234	$91,589	$11,883
Ratio of net expenses to average net assets	0.89	%(c)	0.92%	0.90%	0.96%	1.00%	1.00%
Ratio of gross expenses to average net assets prior to expense reductions	0.89	%(c)	0.92%	0.95%	0.96%	1.26%	2.06%
Ratio of net investment income (loss) to average net assets	0.57	%(c)	0.73%	1.09%	1.12%	0.91%	1.22%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Net asset value, beginning of period	$15.46		$11.18		$11.63		$12.15		$12.33		$10.77
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.13)		(0.08)		0.04		(0.03)		(0.16)
Net realized and unrealized gain (loss)	0.04		4.41		(0.36)		(0.12)		—		1.82
Total from investment operations	(0.03)		4.28		(0.44)		(0.08)		(0.03)		1.66
Distributions:
Dividends from net investment income	—		—		(0.01)		—		—		—
Dividends from net realized gains	—		—		—		(0.44)		(0.15)		(0.10)
Return of capital	—		—		(0.00	)*	—		—		—
Total distributions**	—		—		(0.01)		(0.44)		(0.15)		(0.10)
Net asset value, end of period	$15.43		$15.46		$11.18		$11.63		$12.15		$12.33
Ratios and supplemental data:
Total return(b)	(0.06%)		38.19%		(3.77%)		(0.45%)		(0.34%)		15.46%
Net assets, end of period (000)	$55,877		$51,971		$40,748		$76,689		$108,730		$66,854
Ratio of net expenses to average net assets	2.29	%(c)(d)	2.34	%(e)	2.91	%(f)	2.95	%(g)	2.28	%(h)	2.71	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	2.29	%(c)	2.34%		2.92%		2.96%		2.28%		2.71%
Ratio of net investment income (loss) to average net assets	(0.89	%)(c)	(0.88%)		(0.68%)		0.33%		(0.27%)		(1.34%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Portfolio turnover rate	88%		253%		206%		135%		229%		168%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the period ended April 30, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.67% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.71% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2018.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% for the year ended October 31, 2017.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Net asset value, beginning of period	$14.83		$10.80		$11.32		$11.92		$12.19		$10.73
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.24)		(0.16)		(0.05)		(0.13)		(0.25)
Net realized and unrealized gain (loss)	0.04		4.27		(0.36)		(0.11)		0.01		1.81
Total from investment operations	(0.08)		4.03		(0.52)		(0.16)		(0.12)		1.56
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		(0.44)		(0.15)		(0.10)
Return of capital	—		—		(0.00	)*	—		—		—
Total distributions**	—		—		—		(0.44)		(0.15)		(0.10)
Net asset value, end of period	$14.75		$14.83		$10.80		$11.32		$11.92		$12.19
Ratios and supplemental data:
Total return(b)	(0.47%)		37.31%		(4.59%)		(1.15%)		(1.09%)		14.58%
Net assets, end of period (000)	$30,601		$29,980		$22,528		$38,072		$52,169		$28,933
Ratio of net expenses to average net assets	3.03	%(c)(d)	3.09	%(e)	3.65	%(f)	3.69	%(g)	3.03	%(h)	3.46	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	3.03	%(c)	3.09%		3.65%		3.70%		3.03%		3.46%
Ratio of net investment income (loss) to average net assets	(1.64	%)(c)	(1.63%)		(1.43%)		(0.42%)		(1.02%)		(2.11%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.38% for the period ended April 30, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.42% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.46% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2018.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.47% for the year ended October 31, 2017.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021		2020		2019		2018		2017
Net asset value, beginning of period	$15.64		$11.28		$11.75		$12.23		$12.39		$10.80
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.10)		(0.05)		0.07		0.01		(0.13)
Net realized and unrealized gain (loss)	0.04		4.46		(0.37)		(0.11)		(0.02)		1.82
Total from investment operations	(0.01)		4.36		(0.42)		(0.04)		(0.01)		1.69
Distributions:
Dividends from net investment income	—		—		(0.02)		—		—		—
Dividends from net realized gains	—		—		—		(0.44)		(0.15)		(0.10)
Return of capital	—		—		(0.03)		—		—		—
Total distributions**	—		—		(0.05)		(0.44)		(0.15)		(0.10)
Net asset value, end of period	$15.63		$15.64		$11.28		$11.75		$12.23		$12.39
Ratios and supplemental data:
Total return(b)	—%		38.69%		(3.67%)		(0.16%)		(0.10%)		15.70%
Net assets, end of period (000)	$606,139		$476,965		$344,843		$678,157		$1,003,457		$348,840
Ratio of net expenses to average net assets	2.04	%(c)(d)	2.09	%(e)	2.64	%(f)	2.68	%(g)	2.00	%(h)	2.45	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	2.04	%(c)	2.09%		2.65%		2.69%		2.00%		2.45%
Ratio of net investment income (loss) to average net assets	(0.64	%)(c)	(0.63%)		(0.42%)		0.57%		0.05%		(1.09%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.38% for the period ended April 30, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.42% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.46% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$27.25		$22.78	$17.45	$18.11	$18.27	$15.93
Income from investment operations:
Net investment income (loss)(a)	(0.15)		(0.61)	0.47	0.51	0.48	0.49
Net realized and unrealized gain (loss)	(3.72)		6.68	4.99	1.00	0.13	2.16
Total from investment operations	(3.87)		6.07	5.46	1.51	0.61	2.65
Distributions:
Dividends from net investment income	—		(0.06)	(0.13)	(0.35)	(0.24)	(0.31)
Dividends from net realized gains	(3.19)		(1.54)	—	(1.82)	(0.53)	—
Return of capital	—		—	—	—	—	—
Total distributions**	(3.19)		(1.60)	(0.13)	(2.17)	(0.77)	(0.31)
Net asset value, end of period	$20.19		$27.25	$22.78	$17.45	$18.11	$18.27
Ratios and supplemental data:
Total return(b)	(15.53%)		27.09%	31.58%	10.02%	3.43%	16.88%
Net assets, end of period (000)	$337,611		$422,476	$333,481	$245,948	$210,845	$222,017
Ratio of net expenses to average net assets	1.09	%(c)	1.08%	1.13%	1.16%	1.16%	1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.09	%(c)	1.08%	1.13%	1.16%	1.16%	1.18%
Ratio of net investment income (loss) to average net assets	(1.32	%)(c)	(2.35%)	2.37%	2.98%	2.58%	2.87%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017

Portfolio turnover rate 19%	41%	71%	37%	73%	56%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$26.73		$22.48	$17.27	$17.92	$18.09	$15.79
Income from investment operations:
Net investment income (loss)(a)	(0.23)		(0.80)	0.32	0.39	0.34	0.36
Net realized and unrealized gain (loss)	(3.64)		6.59	4.93	0.99	0.12	2.14
Total from investment operations	(3.87)		5.79	5.25	1.38	0.46	2.50
Distributions:
Dividends from net investment income	—		—	(0.04)	(0.21)	(0.10)	(0.20)
Dividends from net realized gains	(3.19)		(1.54)	—	(1.82)	(0.53)	—
Total distributions**	(3.19)		(1.54)	(0.04)	(2.03)	(0.63)	(0.20)
Net asset value, end of period	$19.67		$26.73	$22.48	$17.27	$17.92	$18.09
Ratios and supplemental data:
Total return(b)	(15.86%)		26.16%	30.53%	9.21%	2.65%	15.99%
Net assets, end of period (000)	$53,189		$71,925	$56,935	$56,070	$128,920	$147,112
Ratio of net expenses to average net assets	1.84	%(c)	1.83%	1.88%	1.91%	1.91%	1.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.84	%(c)	1.83%	1.88%	1.91%	1.91%	1.93%
Ratio of net investment income (loss) to average net assets	(2.07	%)(c)	(3.10%)	1.65%	2.34%	1.85%	2.14%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$23.82		$20.05	$15.38	$16.23	$16.45	$14.38
Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.48)	0.46	0.49	0.47	0.48
Net realized and unrealized gain (loss)	(3.21)		5.86	4.39	0.88	0.13	1.95
Total from investment operations	(3.32)		5.38	4.85	1.37	0.60	2.43
Distributions:
Dividends from net investment income	(0.00	)*	(0.07)	(0.18)	(0.40)	(0.29)	(0.36)
Dividends from net realized gains	(3.19)		(1.54)	—	(1.82)	(0.53)	—
Total distributions**	(3.19)		(1.61)	(0.18)	(2.22)	(0.82)	(0.36)
Net asset value, end of period	$17.31		$23.82	$20.05	$15.38	$16.23	$16.45
Ratios and supplemental data:
Total return(b)	(15.44%)		27.40%	31.91%	10.31%	3.73%	17.14%
Net assets, end of period (000)	$798,402		$1,161,030	$773,460	$442,907	$275,776	$233,077
Ratio of net expenses to average net assets	0.84	%(c)	0.83%	0.88%	0.91%	0.91%	0.93%
Ratio of gross expenses to average net assets prior to expense reductions	0.84	%(c)	0.83%	0.88%	0.91%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	(1.07	%)(c)	(2.09%)	2.60%	3.21%	2.83%	3.12%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.85		$13.48	$11.08	$10.81	$11.24	$9.89
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.44)	0.24	0.10	0.33	0.25
Net realized and unrealized gain (loss)	(2.21)		2.95	2.37	0.70	(0.34)	1.21
Total from investment operations	(2.29)		2.51	2.61	0.80	(0.01)	1.46
Distributions:
Dividends from net investment income	(0.01)		(0.01)	(0.06)	(0.22)	(0.08)	(0.11)
Dividends from net realized gains	(1.79)		(1.13)	(0.15)	(0.31)	(0.34)	—
Return of capital	—		—	—	—	—	—
Total distributions**	(1.80)		(1.14)	(0.21)	(0.53)	(0.42)	(0.11)
Net asset value, end of period	$10.76		$14.85	$13.48	$11.08	$10.81	$11.24
Ratios and supplemental data:
Total return(b)	(16.90%)		18.86%	23.93%	7.90%	(0.09%)	14.86%
Net assets, end of period (000)	$13,972		$17,865	$11,231	$8,998	$11,184	$12,713
Ratio of net expenses to average net assets	1.26	%(c)	1.25%	1.33%	1.32%	1.34%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.26	%(c)	1.25%	1.34%	1.32%	1.35%	1.45%
Ratio of net investment income (loss) to average net assets	(1.26	%)(c)	(2.96%)	1.96%	0.91%	2.98%	2.46%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	20%		35%	48%	45%	32%	52%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.47		$13.25	$10.93	$10.69	$11.14	$9.85
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.54)	0.14	0.02	0.24	0.16
Net realized and unrealized gain (loss)	(2.15)		2.89	2.35	0.69	(0.33)	1.21
Total from investment operations	(2.27)		2.35	2.49	0.71	(0.09)	1.37
Distributions:
Dividends from net investment income	—		—	(0.02)	(0.16)	(0.02)	(0.08)
Dividends from net realized gains	(1.79)		(1.13)	(0.15)	(0.31)	(0.34)	—
Total distributions**	(1.79)		(1.13)	(0.17)	(0.47)	(0.36)	(0.08)
Net asset value, end of period	$10.41		$14.47	$13.25	$10.93	$10.69	$11.14
Ratios and supplemental data:
Total return(b)	(17.19%)		17.95%	23.09%	7.01%	(0.77%)	13.95%
Net assets, end of period (000)	$4,171		$5,448	$4,824	$3,409	$3,884	$2,887
Ratio of net expenses to average net assets	2.01	%(c)	2.00%	2.08%	2.07%	2.09%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.01	%(c)	2.00%	2.09%	2.07%	2.10%	2.19%
Ratio of net investment income (loss) to average net assets	(2.01	%)(c)	(3.72%)	1.21%	0.16%	2.21%	1.54%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.87		$13.50	$11.08	$10.82	$11.24	$9.92
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.40)	0.26	0.12	0.36	0.26
Net realized and unrealized gain (loss)	(2.22)		2.94	2.39	0.70	(0.33)	1.21
Total from investment operations	(2.28)		2.54	2.65	0.82	0.03	1.47
Distributions:
Dividends from net investment income	(0.03)		(0.04)	(0.08)	(0.25)	(0.11)	(0.15)
Dividends from net realized gains	(1.79)		(1.13)	(0.15)	(0.31)	(0.34)	—
Total distributions**	(1.82)		(1.17)	(0.23)	(0.56)	(0.45)	(0.15)
Net asset value, end of period	$10.77		$14.87	$13.50	$11.08	$10.82	$11.24
Ratios and supplemental data:
Total return(b)	(16.78%)		19.09%	24.36%	8.09%	0.24%	14.98%
Net assets, end of period (000)	$167,204		$260,688	$192,475	$120,526	$121,170	$91,086
Ratio of net expenses to average net assets	1.01	%(c)	1.00%	1.08%	1.07%	1.09%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.01	%(c)	1.00%	1.09%	1.07%	1.10%	1.18%
Ratio of net investment income (loss) to average net assets	(1.01	%)(c)	(2.71%)	2.19%	1.16%	3.22%	2.47%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A*
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2022		2021	2020	2019		2019†		2018	2017
Net asset value, beginning of period	$42.31		$29.18	$22.31	$22.51		$25.02		$18.54	$14.62
Income from investment operations:
Net investment income (loss)(a)	(0.14)		(0.45)	(0.28)	(0.11)		(0.29)		(0.28)	(0.18)
Net realized and unrealized gain (loss)	(14.84)		14.95	8.29	(0.09)		(0.80)		6.76	4.10
Total from investment operations	(14.98)		14.50	8.01	(0.20)		(1.09)		6.48	3.92
Distributions:
Dividends from net investment income	—		—	—	—		—		—	—
Dividends from net realized gains	—		(1.37)	(1.14)	—		(1.42)		—	—
Return of capital	—		(0.00)**	—	—		—		—	—
Total distributions***	—		(1.37)	(1.14)	—		(1.42)		—	—
Net asset value, end of period	$27.33		$42.31	$29.18	$22.31		$22.51		$25.02	$18.54
Ratios and supplemental data:
Total return(b)	(35.41%)		50.42%	37.60%	(0.89%)		(3.52%)		34.95%	26.81%
Net assets, end of period (000)	$23,081		$35,274	$9,313	$6,857		$5,551		$5,890	$3,954
Ratio of net expenses to average net assets	1.30	%(c)	1.30%	1.30%	1.30	%(c)	1.50	%(c)	1.50%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.35	%(c)	1.37%	1.40%	1.35	%(c)	1.71	%(c)	1.74%	1.75%
Ratio of net investment income (loss) to average net assets	(0.82	%)(c)	(1.15%)	(1.16%)	(1.18	%)(c)	(1.31	%)(c)	(1.33%)	(1.10%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2022		2021	2020	2019		2019†		2018	2017
Portfolio turnover rate	94%		165%	181%	142%		112%		126%	179%

*  Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

**  Amounts are less than $0.005.

***  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30, 2022		June 25, 2021• through October 31, 2021
Net asset value, beginning of period	$43.50		$41.91
Income from investment operations:
Net investment income (loss)(a)	(0.27)		(0.82)
Net realized and unrealized gain (loss)	(15.23)		2.41
Total from investment operations	(15.50)		1.59
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	—		—
Total distributions**	—		—
Net asset value, end of period	$28.00		$43.50
Ratios and supplemental data:(b)
Total return	(35.63%)		3.75%
Net assets, end of period (000)	$4,238		$3,165
Ratio of net expenses to average net assets	2.05	%(c)	2.05	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.05	%(c)	2.06	%(c)
Ratio of net investment income (loss) to average net assets	(1.50	%)(c)	(2.00	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I*
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2022		2021	2020	2019		2019†		2018	2017
Net asset value, beginning of period	$43.65		$29.99	$22.85	$23.02		$25.47		$18.80	$14.77
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.36)	(0.23)	(0.09)		(0.20)		(0.20)	(0.10)
Net realized and unrealized gain (loss)	(15.34)		15.39	8.51	(0.08)		(0.83)		6.87	4.13
Total from investment operations	(15.43)		15.03	8.28	(0.17)		(1.03)		6.67	4.03
Distributions:
Dividends from net investment income	—		—	—	—		—		—	—
Dividends from net realized gains	—		(1.37)	(1.14)	—		(1.42)		—	—
Return of capital	—		(0.00)**	—	—		—		—	—
Total distributions***	—		(1.37)	(1.14)	—		(1.42)		—	—
Net asset value, end of period	$28.22		$43.65	$29.99	$22.85		$23.02		$25.47	$18.80
Ratios and supplemental data:
Total return(b)	(35.32%)		50.80%	37.90%	(0.74%)		(3.21%)		35.48%	27.29%
Net assets, end of period (000)	$310,811		$387,149	$124,867	$72,539		$68,510		$69,095	$43,833
Ratio of net expenses to average net assets	1.05	%(c)	1.05%	1.05%	1.05	%(c)	1.10	%(c)	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.10	%(c)	1.11%	1.16%	1.11	%(c)	1.34	%(c)	1.36%	1.36%
Ratio of net investment income (loss) to average net assets	(0.54	%)(c)	(0.90%)	(0.92%)	(0.93	%)(c)	(0.92	%)(c)	(0.92%)	(0.64%)

*  Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

**  Amounts are less than $0.005.

***  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		May 31, 2019• through October 31,
	2022		2021	2020	2019
Net asset value, beginning of period	$43.74		$30.02	$22.86	$23.02
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.32)	(0.21)	(0.08)
Net realized and unrealized gain (loss)	(15.37)		15.41	8.51	(0.08)
Total from investment operations	(15.44)		15.09	8.30	(0.16)
Distributions:
Dividends from net investment income	—		—	—	—
Dividends from net realized gains	—		(1.37)	(1.14)	—
Total distributions**	—		(1.37)	(1.14)	—
Net asset value, end of period	$28.30		$43.74	$30.02	$22.86
Ratios and supplemental data:
Total return(b)	(35.29%)		50.96%	37.98%	(0.70%)
Net assets, end of period (000)	$27,381		$29,120	$1,562	$1,063
Ratio of net expenses to average net assets	0.94	%(c)	0.96%	0.98%	1.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.00	%(c)	1.02%	1.09%	0.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.40	%)(c)	(0.80%)	(0.84%)	(0.84	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 1, 2019• through October 31,
	2022		2021	2020	2019
Net asset value, beginning of period	$18.17		$12.34	$9.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.20)	(0.13)	(0.03)
Net realized and unrealized gain (loss)	(5.75)		6.03	3.46	(0.96)
Total from investment operations	(5.81)		5.83	3.33	(0.99)
Distributions:
Dividends from net investment income	—		—	—	—
Dividends from net realized gains	(1.72)		—	—	—
Return of capital	—		—	—	—
Total distributions**	(1.72)		—	—	—
Net asset value, end of period	$10.64		$18.17	$12.34	$9.01
Ratios and supplemental data:
Total return(b)	(33.97%)		47.04%	36.96%	(9.90%)
Net assets, end of period (000)	$151		$162	$182	$9
Ratio of net expenses to average net assets	1.35	%(c)	1.35%	1.35%	1.37	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.85	%(c)	1.79%	2.45%	3.42	%(c)
Ratio of net investment income (loss) to average net assets	(0.86	%)(c)	(1.22%)	(1.21%)	(1.11	%)(c)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 1, 2019• through October 31,
	2022		2021	2020	2019
Portfolio turnover rate	96%		188%	201%	55%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 1, 2019• through October 31,
	2022		2021	2020	2019
Net asset value, beginning of period	$18.28		$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.16)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	(5.80)		6.06	3.46	(0.96)
Total from investment operations	(5.84)		5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—		—	—	—
Dividends from net realized gains	(1.72)		—	—	—
Total distributions**	(1.72)		—	—	—
Net asset value, end of period	$10.72		$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	(33.87%)		47.46%	37.25%	(9.80%)
Net assets, end of period (000)	$17,125		$25,793	$16,877	$9,348
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.59	%(c)	1.55%	2.25%	3.17	%(c)
Ratio of net investment income (loss) to average net assets	(0.66	%)(c)	(0.98%)	(0.94%)	(0.85	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		August 1, 2019• through October 31,
	2022		2021	2020	2019
Net asset value, beginning of period	$18.28		$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.18)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	(5.80)		6.08	3.45	(0.96)
Total from investment operations	(5.84)		5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—		—	—	—
Dividends from net realized gains	(1.72)		—	—	—
Total distributions**	(1.72)		—	—	—
Net asset value, end of period	$10.72		$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	(33.87%)		47.46%	37.25%	(9.80%)
Net assets, end of period (000)	$372		$499	$12	$9
Ratio of net expenses to average net assets	1.07	%(c)	1.08%	1.06%	1.07	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.56	%(c)	1.48%	2.25%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	(0.61	%)(c)	(1.04%)	(0.90%)	(0.81	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$45.88		$34.96	$32.23	$33.14	$35.54	$30.12
Income from investment operations:
Net investment income (loss)(a)	(0.15)		(0.33)	(0.14)	(0.04)	(0.08)	(0.17)
Net realized and unrealized gain (loss)	(9.15)		15.44	5.90	3.53	2.15	6.79
Total from investment operations	(9.30)		15.11	5.76	3.49	2.07	6.62
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.95)		(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Return of capital	—		—	—	—	—	—
Total distributions**	(4.95)		(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Net asset value, end of period	$31.63		$45.88	$34.96	$32.23	$33.14	$35.54
Ratios and supplemental data:
Total return(b)	(22.13%)		46.00%	19.11%	13.97%	6.12%	22.79%
Net assets, end of period (000)	$1,055,464		$1,436,709	$1,093,909	$1,066,939	$851,590	$967,725
Ratio of net expenses to average net assets	1.28	%(c)	1.28%	1.34%	1.34%	1.29%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.28	%(c)	1.28%	1.34%	1.34%	1.29%	1.39%
Ratio of net investment income (loss) to average net assets	(0.76	%)(c)	(0.80%)	(0.45%)	(0.12%)	(0.22%)	(0.52%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	17%		45%	115%	69%	72%	104%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.21		$18.18	$18.26	$21.00	$24.26	$21.08
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.29)	(0.20)	(0.13)	(0.22)	(0.28)
Net realized and unrealized gain (loss)	(3.74)		7.51	3.15	1.79	1.43	4.66
Total from investment operations	(3.86)		7.22	2.95	1.66	1.21	4.38
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.95)		(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Total distributions	(4.95)		(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Net asset value, end of period	$12.40		$21.21	$18.18	$18.26	$21.00	$24.26
Ratios and supplemental data:
Total return(b)	(22.44%)		44.94%	18.23%	13.18%	5.34%	21.85%
Net assets, end of period (000)	$16,540		$25,965	$35,843	$50,442	$329,883	$398,115
Ratio of net expenses to average net assets	2.03	%(c)	2.04%	2.09%	2.11%	2.04%	2.14%
Ratio of gross expenses to average net assets prior to expense reductions	2.03	%(c)	2.04%	2.10%	2.12%	2.04%	2.14%
Ratio of net investment income (loss) to average net assets	(1.50	%)(c)	(1.53%)	(1.17%)	(0.73%)	(0.97%)	(1.26%)

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$66.93		$49.25	$44.13	$43.48	$45.18	$37.88
Income from investment operations:
Net investment income (loss)(a)	(0.15)		(0.33)	(0.09)	0.06	0.02	(0.11)
Net realized and unrealized gain (loss)	(13.77)		22.20	8.24	4.99	2.75	8.61
Total from investment operations	(13.92)		21.87	8.15	5.05	2.77	8.50
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.95)		(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Total distributions**	(4.95)		(4.19)	(3.03)	(4.40)	(4.47)	(1.20)
Net asset value, end of period	$48.06		$66.93	$49.25	$44.13	$43.48	$45.18
Ratios and supplemental data:
Total return(b)	(22.02%)		46.40%	19.39%	14.24%	6.41%	23.09%
Net assets, end of period (000)	$288,559		$395,431	$291,027	$280,294	$282,061	$301,237
Ratio of net expenses to average net assets	1.03	%(c)	1.03%	1.09%	1.09%	1.04%	1.14%
Ratio of gross expenses to average net assets prior to expense reductions	1.03	%(c)	1.03%	1.09%	1.09%	1.04%	1.14%
Ratio of net investment income (loss) to average net assets	(0.50	%)(c)	(0.56%)	(0.20%)	0.15%	0.03%	(0.27%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$48.18		$36.26	$33.43	$32.53	$33.15	$30.17
Income from investment operations:
Net investment income (loss)(a)	0.01		0.07	0.30	0.32	0.25	0.49
Net realized and unrealized gain (loss)	(4.93)		13.01	3.74	2.99	1.41	4.53
Total from investment operations	(4.92)		13.08	4.04	3.31	1.66	5.02
Distributions:
Dividends from net investment income	(0.12)		(0.27)	(0.41)	(0.50)	(0.38)	(0.84)
Dividends from net realized gains	(2.37)		(0.89)	(0.80)	(1.91)	(1.90)	(1.20)
Return of capital	—		—	—	—	—	—
Total distributions**	(2.49)		(1.16)	(1.21)	(2.41)	(2.28)	(2.04)
Net asset value, end of period	$40.77		$48.18	$36.26	$33.43	$32.53	$33.15
Ratios and supplemental data:
Total return(b)	(10.66%)		36.68%	12.43%	11.51%	5.20%	17.39%
Net assets, end of period (000)	$1,321,436		$1,531,445	$1,163,876	$1,129,201	$832,433	$918,695
Ratio of net expenses to average net assets	1.05	%(c)	1.06%	1.08%	1.09%	1.09%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.05	%(c)	1.06%	1.08%	1.09%	1.09%	1.11%
Ratio of net investment income (loss) to average net assets	0.06	%(c)	0.15%	0.86%	1.01%	0.77%	1.58%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	11%		18%	35%	19%	25%	32%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$48.55		$36.57	$33.68	$32.69	$33.30	$30.28
Income from investment operations:
Net investment income (loss)(a)	(0.16)		(0.25)	0.04	0.12	0.01	0.27
Net realized and unrealized gain (loss)	(4.96)		13.12	3.79	2.98	1.41	4.54
Total from investment operations	(5.12)		12.87	3.83	3.10	1.42	4.81
Distributions:
Dividends from net investment income	—		—	(0.14)	(0.20)	(0.13)	(0.59)
Dividends from net realized gains	(2.37)		(0.89)	(0.80)	(1.91)	(1.90)	(1.20)
Total distributions	(2.37)		(0.89)	(0.94)	(2.11)	(2.03)	(1.79)
Net asset value, end of period	$41.06		$48.55	$36.57	$33.68	$32.69	$33.30
Ratios and supplemental data:
Total return(b)	(10.99%)		35.66%	11.62%	10.68%	4.42%	16.54%
Net assets, end of period (000)	$88,760		$98,647	$101,490	$136,333	$502,593	$574,455
Ratio of net expenses to average net assets	1.80	%(c)	1.81%	1.84%	1.85%	1.84%	1.86%
Ratio of gross expenses to average net assets prior to expense reductions	1.80	%(c)	1.81%	1.84%	1.85%	1.84%	1.86%
Ratio of net investment income (loss) to average net assets	(0.69	%)(c)	(0.57%)	0.13%	0.37%	0.02%	0.85%

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$46.02		$34.68	$32.03	$31.28	$31.96	$29.15
Income from investment operations:
Net investment income (loss)(a)	0.07		0.17	0.36	0.39	0.32	0.55
Net realized and unrealized gain (loss)	(4.71)		12.44	3.58	2.85	1.37	4.38
Total from investment operations	(4.64)		12.61	3.94	3.24	1.69	4.93
Distributions:
Dividends from net investment income	(0.18)		(0.38)	(0.49)	(0.58)	(0.47)	(0.92)
Dividends from net realized gains	(2.37)		(0.89)	(0.80)	(1.91)	(1.90)	(1.20)
Total distributions**	(2.55)		(1.27)	(1.29)	(2.49)	(2.37)	(2.12)
Net asset value, end of period	$38.83		$46.02	$34.68	$32.03	$31.28	$31.96
Ratios and supplemental data:
Total return(b)	(10.56%)		37.02%	12.72%	11.81%	5.45%	17.71%
Net assets, end of period (000)	$1,076,355		$1,211,985	$818,641	$735,329	$643,422	$554,490
Ratio of net expenses to average net assets	0.80	%(c)	0.81%	0.83%	0.85%	0.84%	0.86%
Ratio of gross expenses to average net assets prior to expense reductions	0.80	%(c)	0.81%	0.83%	0.85%	0.84%	0.86%
Ratio of net investment income (loss) to average net assets	0.31	%(c)	0.40%	1.11%	1.27%	1.01%	1.83%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	June 23, 2020• through October 31,
	2022		2021	2020
Net asset value, beginning of period	$46.04		$34.69	$33.24
Income from investment operations:
Net investment income (loss)(a)	0.08		0.16	0.12
Net realized and unrealized gain (loss)	(4.71)		12.49	1.42
Total from investment operations	(4.63)		12.65	1.54
Distributions:
Dividends from net investment income	(0.20)		(0.41)	(0.09)
Dividends from net realized gains	(2.37)		(0.89)	—
Total distributions**	(2.57)		(1.30)	(0.09)
Net asset value, end of period	$38.84		$46.04	$34.69
Ratios and supplemental data:
Total return(b)	(10.54%)		37.14%	4.63%
Net assets, end of period (000)	$10,621		$5,968	$15
Ratio of net expenses to average net assets	0.72	%(c)	0.73%	0.71	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.72	%(c)	0.73%	0.71	%(c)
Ratio of net investment income (loss) to average net assets	0.37	%(c)	0.38%	0.99	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.13		$13.04	$13.37	$12.34	$12.73	$10.38
Income from investment operations:
Net investment income (loss)(a)	0.01		0.00 *	0.05	0.07	0.07	0.10
Net realized and unrealized gain (loss)	(1.60)		5.24	1.13	1.50	0.57	2.30
Total from investment operations	(1.59)		5.24	1.18	1.57	0.64	2.40
Distributions:
Dividends from net investment income	—		(0.02)	(0.06)	(0.08)	(0.05)	(0.05)
Dividends from net realized gains	(1.34)		(1.13)	(1.45)	(0.46)	(0.98)	—
Return of capital	—		—	—	—	—	—
Total distributions**	(1.34)		(1.15)	(1.51)	(0.54)	(1.03)	(0.05)
Net asset value, end of period	$14.20		$17.13	$13.04	$13.37	$12.34	$12.73
Ratios and supplemental data:
Total return(b)	(10.00%)		42.42%	9.20%	13.63%	5.26%	23.17%
Net assets, end of period (000)	$5,016		$5,139	$3,534	$3,638	$2,347	$2,031
Ratio of net expenses to average net assets	1.35	%(c)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.00	%(c)	2.04%	2.15%	1.94%	1.83%	1.87%
Ratio of net investment income (loss) to average net assets	0.08	%(c)	0.02%	0.40%	0.60%	0.55%	0.93%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	10%		20%	22%	15%	11%	15%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.49		$12.67	$13.07	$12.09	$12.52	$10.26
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.11)	(0.04)	(0.01)	(0.02)	0.00 *
Net realized and unrealized gain (loss)	(1.52)		5.07	1.09	1.45	0.57	2.28
Total from investment operations	(1.57)		4.96	1.05	1.44	0.55	2.28
Distributions:
Dividends from net investment income	—		(0.01)	—	—	—	(0.02)
Dividends from net realized gains	(1.34)		(1.13)	(1.45)	(0.46)	(0.98)	—
Total distributions	(1.34)		(1.14)	(1.45)	(0.46)	(0.98)	(0.02)
Net asset value, end of period	$13.58		$16.49	$12.67	$13.07	$12.09	$12.52
Ratios and supplemental data:
Total return(b)	(10.28%)		41.37%	8.35%	12.74%	4.56%	22.26%
Net assets, end of period (000)	$2,121		$2,017	$685	$659	$1,028	$1,039
Ratio of net expenses to average net assets	2.10	%(c)	2.10%	2.11%	2.10%	2.10%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.75	%(c)	2.78%	2.91%	2.65%	2.59%	2.73%
Ratio of net investment income (loss) to average net assets	(0.68	%)(c)	(0.74%)	(0.36%)	(0.06%)	(0.19%)	0.00%^

*  Amounts are less than $0.005.

^  Amounts are less than 0.005%.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.15		$13.03	$13.36	$12.33	$12.71	$10.39
Income from investment operations:
Net investment income (loss)(a)	0.03		0.04	0.08	0.11	0.10	0.11
Net realized and unrealized gain (loss)	(1.60)		5.23	1.12	1.49	0.58	2.32
Total from investment operations	(1.57)		5.27	1.20	1.60	0.68	2.43
Distributions:
Dividends from net investment income	(0.03)		(0.02)	(0.08)	(0.11)	(0.08)	(0.11)
Dividends from net realized gains	(1.34)		(1.13)	(1.45)	(0.46)	(0.98)	—
Total distributions**	(1.37)		(1.15)	(1.53)	(0.57)	(1.06)	(0.11)
Net asset value, end of period	$14.21		$17.15	$13.03	$13.36	$12.33	$12.71
Ratios and supplemental data:
Total return(b)	(9.87%)		42.73%	9.46%	13.93%	5.61%	23.46%
Net assets, end of period (000)	$10,043		$10,373	$8,974	$12,986	$20,585	$22,201
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.75	%(c)	1.80%	1.88%	1.67%	1.60%	1.80%
Ratio of net investment income (loss) to average net assets	0.33	%(c)	0.28%	0.67%	0.92%	0.82%	0.89%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.48		$14.93	$14.21	$15.37	$15.21	$12.60
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.03)	0.07	0.15	0.10	0.15
Net realized and unrealized gain (loss)	(2.33)		6.39	0.74	0.95	0.58	2.56
Total from investment operations	(2.34)		6.36	0.81	1.10	0.68	2.71
Distributions:
Dividends from net investment income	—		—	(0.09)	(0.06)	(0.05)	(0.10)
Dividends from net realized gains	(1.50)		(0.81)	—	(2.20)	(0.47)	—
Return of capital	—		—	—	—	—	—
Total distributions**	(1.50)		(0.81)	(0.09)	(2.26)	(0.52)	(0.10)
Net asset value, end of period	$16.64		$20.48	$14.93	$14.21	$15.37	$15.21
Ratios and supplemental data:
Total return(b)	(12.10%)		43.93%	5.71%	10.14%	4.53%	21.56%
Net assets, end of period (000)	$12,268		$14,211	$10,595	$11,363	$21,349	$21,894
Ratio of net expenses to average net assets	1.15	%(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.55	%(c)	1.57%	1.64%	1.62%	1.60%	1.67%
Ratio of net investment income (loss) to average net assets	(0.14	%)(c)	(0.19%)	0.49%	1.06%	0.64%	1.10%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	11%		25%	136%	78%	119%	105%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.52		$12.97	$12.36	$13.77	$13.74	$11.39
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.14)	(0.01)	0.02	(0.01)	0.04
Net realized and unrealized gain (loss)	(1.96)		5.50	0.62	0.83	0.51	2.32
Total from investment operations	(2.03)		5.36	0.61	0.85	0.50	2.36
Distributions:
Dividends from net investment income	—		—	—	(0.06)	—	(0.01)
Dividends from net realized gains	(1.50)		(0.81)	—	(2.20)	(0.47)	—
Total distributions	(1.50)		(0.81)	—	(2.26)	(0.47)	(0.01)
Net asset value, end of period	$13.99		$17.52	$12.97	$12.36	$13.77	$13.74
Ratios and supplemental data:
Total return(b)	(12.40%)		42.92%	4.85%	9.33%	3.77%	20.70%
Net assets, end of period (000)	$415		$887	$1,056	$5,274	$4,318	$4,728
Ratio of net expenses to average net assets	1.90	%(c)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.30	%(c)	2.33%	2.40%	2.35%	2.35%	2.42%
Ratio of net investment income (loss) to average net assets	(0.89	%)(c)	(0.92%)	(0.11%)	0.15%	(0.10%)	0.31%

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.15		$15.36	$14.62	$15.80	$15.63	$12.94
Income from investment operations:
Net investment income (loss)(a)	0.01		0.01	0.10	0.16	0.14	0.18
Net realized and unrealized gain (loss)	(2.40)		6.59	0.76	1.01	0.59	2.64
Total from investment operations	(2.39)		6.60	0.86	1.17	0.73	2.82
Distributions:
Dividends from net investment income	(0.02)		—	(0.12)	(0.15)	(0.09)	(0.13)
Dividends from net realized gains	(1.50)		(0.81)	—	(2.20)	(0.47)	—
Total distributions**	(1.52)		(0.81)	(0.12)	(2.35)	(0.56)	(0.13)
Net asset value, end of period	$17.24		$21.15	$15.36	$14.62	$15.80	$15.63
Ratios and supplemental data:
Total return(b)	(11.96%)		44.28%	5.92%	10.43%	4.78%	21.92%
Net assets, end of period (000)	$31,482		$38,585	$36,075	$28,389	$21,892	$25,669
Ratio of net expenses to average net assets	0.90	%(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.30	%(c)	1.32%	1.39%	1.36%	1.36%	1.42%
Ratio of net investment income (loss) to average net assets	0.11	%(c)	0.07%	0.69%	1.13%	0.90%	1.28%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$28.83		$22.96	$17.97	$18.10	$21.55	$16.65
Income from investment operations:
Net investment income (loss)(a)	0.09		0.05	(0.04)	0.09	0.15	0.07
Net realized and unrealized gain (loss)	(5.89)		7.29	5.03	1.80	(2.78)	4.83
Total from investment operations	(5.80)		7.34	4.99	1.89	(2.63)	4.90
Distributions:
Dividends from net investment income	(0.00	)*	—	—	—	—	—
Dividends from net realized gains	(4.13)		(1.47)	—	(2.02)	(0.82)	—
Return of capital	—		—	—	—	—	—
Total distributions**	(4.13)		(1.47)	—	(2.02)	(0.82)	—
Net asset value, end of period	$18.90		$28.83	$22.96	$17.97	$18.10	$21.55
Ratios and supplemental data:
Total return(b)	(22.43)%		32.76%	27.82%	13.07%	(12.70%)	29.43%
Net assets, end of period (000)	$60,388		$79,503	$60,527	$53,950	$59,566	$72,491
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10%	1.10%	1.33%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.66	%(c)	1.56%	1.52%	1.48%	1.51%	1.46%
Ratio of net investment income (loss) to average net assets	0.77	%(c)	0.19%	(0.20%)	0.51%	0.71%	0.41%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	67%		99%	85%	81%	112%	100%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$24.94		$20.17	$15.91	$16.38	$19.72	$15.35
Income from investment operations:
Net investment income (loss)(a)	0.00	*	(0.16)	(0.16)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(5.00)		6.40	4.42	1.60	(2.49)	4.42
Total from investment operations	(5.00)		6.24	4.26	1.55	(2.52)	4.37
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.13)		(1.47)	—	(2.02)	(0.82)	—
Total distributions**	(4.13)		(1.47)	—	(2.02)	(0.82)	—
Net asset value, end of period	$15.81		$24.94	$20.17	$15.91	$16.38	$19.72
Ratios and supplemental data:
Total return(b)	(22.72%)		31.79%	26.84%	12.21%	(13.35%)	28.47%
Net assets, end of period (000)	$2,789		$3,953	$6,344	$9,022	$20,449	$27,840
Ratio of net expenses to average net assets	1.85	%(c)	1.85%	1.85%	1.85%	2.06%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.42	%(c)	2.31%	2.27%	2.26%	2.26%	2.21%
Ratio of net investment income (loss) to average net assets	0.01	%(c)	(0.69%)	(0.95%)	(0.35%)	(0.17%)	(0.33%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$29.92		$23.73	$18.53	$18.55	$22.01	$16.96
Income from investment operations:
Net investment income (loss)(a)	0.12		0.12	0.01	0.13	0.18	0.12
Net realized and unrealized gain (loss)	(6.13)		7.54	5.19	1.87	(2.82)	4.93
Total from investment operations	(6.01)		7.66	5.20	2.00	(2.64)	5.05
Distributions:
Dividends from net investment income	(0.08)		(0.00)*	—	—	—	—
Dividends from net realized gains	(4.13)		(1.47)	—	(2.02)	(0.82)	—
Total distributions**	(4.21)		(1.47)	—	(2.02)	(0.82)	—
Net asset value, end of period	$19.70		$29.92	$23.73	$18.53	$18.55	$22.01
Ratios and supplemental data:
Total return(b)	(22.36)%		33.13%	28.06%	13.32%	(12.48%)	29.78%
Net assets, end of period (000)	$153,204		$216,723	$156,321	$134,562	$153,312	$175,070
Ratio of net expenses to average net assets	0.85	%(c)	0.85%	0.85%	0.85%	1.06%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.42	%(c)	1.31%	1.28%	1.23%	1.26%	1.21%
Ratio of net investment income (loss) to average net assets	1.01	%(c)	0.43%	0.05%	0.75%	0.85%	0.66%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			September 17, 2018• through October 31,
	2022		2021	2020	2019	2018
Net asset value, beginning of period	$30.20		$23.93	$18.67	$18.66	$20.89
Income from investment operations:
Net investment income (loss)(a)	0.16		0.15	0.05	0.20	0.01
Net realized and unrealized gain (loss)	(6.22)		7.61	5.21	1.83	(2.24)
Total from investment operations	(6.06)		7.76	5.26	2.03	(2.23)
Distributions:
Dividends from net investment income	(0.10)		(0.02)	—	—	—
Dividends from net realized gains	(4.13)		(1.47)	—	(2.02)	—
Total distributions**	(4.23)		(1.49)	—	(2.02)	—
Net asset value, end of period	$19.91		$30.20	$23.93	$18.67	$18.66
Ratios and supplemental data:
Total return(b)	(22.30%)		33.24%	28.23%	13.41%	(10.67%)
Net assets, end of period (000)	$2,289		$1,921	$1,012	$7,463	$22
Ratio of net expenses to average net assets	0.75	%(c)	0.77%	0.76%	0.77%	0.76	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.32	%(c)	1.22%	1.17%	1.15%	1.21	%(c)
Ratio of net investment income (loss) to average net assets	1.39	%(c)	0.51%	0.24%	1.13%	0.34	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$22.25		$19.60	$14.12	$12.54	$14.83	$12.11
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.05)	(0.07)	0.09	(0.01)	0.05
Net realized and unrealized gain (loss)	(3.93)		3.15	5.66	1.49	(2.28)	2.67
Total from investment operations	(3.96)		3.10	5.59	1.58	(2.29)	2.72
Distributions:
Dividends from net investment income	(0.07)		—	(0.11)	—	(0.00)*	—
Dividends from net realized gains	—		(0.45)	—	—	—	—
Return of capital	—		—	—	—	(0.00)*	—
Total distributions**	(0.07)		(0.45)	(0.11)	—	(0.00)*	—
Net asset value, end of period	$18.22		$22.25	$19.60	$14.12	$12.54	$14.83
Ratios and supplemental data:
Total return(b)	(17.77%)		15.87%	39.81%	12.60%	(15.43%)	22.46%
Net assets, end of period (000)	$43,297		$54,731	$31,015	$28,168	$34,678	$68,142
Ratio of net expenses to average net assets	1.30	%(c)	1.30%	1.56%	1.64%	1.63%	1.67%
Ratio of gross expenses to average net assets prior to expense reductions	1.65	%(c)	1.60%	1.64%	1.64%	1.63%	1.67%
Ratio of net investment income (loss) to average net assets	(0.30	%)(c)	(0.21%)	(0.47%)	0.63%	(0.08%)	0.40%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	64%		140%	125%	78%	97%	105%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.
www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.55		$18.26	$13.16	$11.78	$14.03	$11.55
Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.22)	(0.18)	(0.01)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	(3.63)		2.96	5.28	1.39	(2.13)	2.51
Total from investment operations	(3.73)		2.74	5.10	1.38	(2.25)	2.48
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		(0.45)	—	—	—	—
Total distributions**	—		(0.45)	—	—	—	—
Net asset value, end of period	$16.82		$20.55	$18.26	$13.16	$11.78	$14.03
Ratios and supplemental data:
Total return(b)	(18.05%)		15.05%	38.75%	11.71%	(16.04%)	21.47%
Net assets, end of period (000)	$9,134		$16,050	$13,183	$13,478	$17,739	$24,846
Ratio of net expenses to average net assets	2.05	%(c)	2.05%	2.32%	2.39%	2.38%	2.41%
Ratio of gross expenses to average net assets prior to expense reductions	2.40	%(c)	2.34%	2.39%	2.39%	2.38%	2.41%
Ratio of net investment income (loss) to average net assets	(1.07	%)(c)	(1.04%)	(1.23%)	(0.11%)	(0.85%)	(0.29%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$22.51		$19.78	$14.26	$12.63	$14.96	$12.19
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.01	(0.03)	0.12	0.02	0.09
Net realized and unrealized gain (loss)	(3.97)		3.18	5.71	1.51	(2.29)	2.68
Total from investment operations	(3.98)		3.19	5.68	1.63	(2.27)	2.77
Distributions:
Dividends from net investment income	(0.14)		(0.01)	(0.16)	—	(0.06)	—
Dividends from net realized gains	—		(0.45)	—	—	—	—
Return of capital	—		—	—	—	(0.00)*	—
Total distributions**	(0.14)		(0.46)	(0.16)	—	(0.06)	—
Net asset value, end of period	$18.39		$22.51	$19.78	$14.26	$12.63	$14.96
Ratios and supplemental data:
Total return(b)	(17.66%)		16.17%	40.16%	12.91%	(15.21%)	22.72%
Net assets, end of period (000)	$381,676		$509,216	$193,243	$120,318	$152,114	$225,339
Ratio of net expenses to average net assets	1.05	%(c)	1.05%	1.30%	1.39%	1.38%	1.41%
Ratio of gross expenses to average net assets prior to expense reductions	1.39	%(c)	1.35%	1.39%	1.39%	1.38%	1.41%
Ratio of net investment income (loss) to average net assets	(0.05	%)(c)	0.04%	(0.22%)	0.91%	0.14%	0.72%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.40		$14.05	$11.64	$13.61	$15.63	$12.74
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.08)	(0.07)	(0.01)	0.00 *	(0.00)*
Net realized and unrealized gain (loss)	(3.55)		5.49	3.37	0.79	(0.63)	3.45
Total from investment operations	(3.56)		5.41	3.30	0.78	(0.63)	3.45
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.98)		(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Return of capital	—		—	—	—	—	—
Total distributions**	(1.98)		(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Net asset value, end of period	$12.86		$18.40	$14.05	$11.64	$13.61	$15.63
Ratios and supplemental data:
Total return(b)	(21.00%)		39.89%	30.07%	10.28%	(4.59%)	28.42%
Net assets, end of period (000)	$24,190		$32,511	$21,814	$20,236	$27,489	$26,957
Ratio of net expenses to average net assets	1.40	%(c)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.66	%(c)	1.58%	1.65%	1.51%	1.56%	1.53%
Ratio of net investment income (loss) to average net assets	(0.15	%)(c)	(0.48%)	(0.59%)	(0.08%)	0.03%	(0.02%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	32%		72%	71%	72%	81%	102%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.45		$12.03	$10.15	$12.34	$14.40	$11.86
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.18)	(0.14)	(0.09)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	(2.92)		4.66	2.91	0.65	(0.57)	3.19
Total from investment operations	(2.98)		4.48	2.77	0.56	(0.67)	3.10
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.98)		(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Total distributions**	(1.98)		(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Net asset value, end of period	$10.49		$15.45	$12.03	$10.15	$12.34	$14.40
Ratios and supplemental data:
Total return(b)	(21.34%)		38.88%	29.19%	9.36%	(5.31%)	27.53%
Net assets, end of period (000)	$1,088		$1,492	$4,635	$8,011	$10,887	$13,769
Ratio of net expenses to average net assets	2.15	%(c)	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.41	%(c)	2.33%	2.40%	2.26%	2.32%	2.27%
Ratio of net investment income (loss) to average net assets	(0.90	%)(c)	(1.32%)	(1.31%)	(0.86%)	(0.76%)	(0.76%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$19.20		$14.59	$12.02	$13.93	$15.95	$12.95
Income from investment operations:
Net investment income (loss)(a)	0.00	*	(0.04)	(0.04)	0.02	0.03	0.03
Net realized and unrealized gain (loss)	(3.71)		5.71	3.50	0.82	(0.64)	3.53
Total from investment operations	(3.71)		5.67	3.46	0.84	(0.61)	3.56
Distributions:
Dividends from net investment income	—		—	—	—	(0.02)	—
Dividends from net realized gains	(1.98)		(1.06)	(0.89)	(2.75)	(1.39)	(0.56)
Total distributions**	(1.98)		(1.06)	(0.89)	(2.75)	(1.41)	(0.56)
Net asset value, end of period	$13.51		$19.20	$14.59	$12.02	$13.93	$15.95
Ratios and supplemental data:
Total return(b)	(20.94%)		40.29%	30.46%	10.52%	(4.38%)	28.82%
Net assets, end of period (000)	$59,719		$103,256	$65,062	$52,619	$58,078	$86,429
Ratio of net expenses to average net assets	1.15	%(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.41	%(c)	1.33%	1.40%	1.26%	1.31%	1.28%
Ratio of net investment income (loss) to average net assets	0.05	%(c)	(0.23%)	(0.34%)	0.14%	0.18%	0.23%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30, 2022		Year Ended October 31, 2021	June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$19.21		$14.59	$13.19
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.03)	(0.02)
Net realized and unrealized gain (loss)	(3.68)		5.71	1.42
Total from investment operations	(3.70)		5.68	1.40
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	(1.98)		(1.06)	—
Total distributions**	(1.98)		(1.06)	—
Net asset value, end of period	$13.53		$19.21	$14.59
Ratios and supplemental data:
Total return(b)	(20.87%)		40.36%	10.61%
Net assets, end of period (000)	$12		$168	$120
Ratio of net expenses to average net assets	1.09	%(c)	1.09%	1.09	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.34	%(c)	1.27%	1.36	%(c)
Ratio of net investment income (loss) to average net assets	(0.22	%)(c)	(0.18%)	(0.45	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.72		$10.02	$8.51	$8.99	$9.85	$8.47
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.04)	0.07	0.10	0.09	0.10
Net realized and unrealized gain (loss)	(1.90)		3.42	1.55	0.37	(0.35)	1.35
Total from investment operations	(1.93)		3.38	1.62	0.47	(0.26)	1.45
Distributions:
Dividends from net investment income	—		(0.05)	(0.02)	(0.07)	(0.03)	(0.01)
Dividends from net realized gains	(0.66)		(0.63)	(0.09)	(0.88)	(0.57)	(0.06)
Return of capital	—		—	—	—	—	—
Total distributions**	(0.66)		(0.68)	(0.11)	(0.95)	(0.60)	(0.07)
Net asset value, end of period	$10.13		$12.72	$10.02	$8.51	$8.99	$9.85
Ratios and supplemental data:
Total return(b)	(15.79%)		34.84%	19.09%	6.67%	(2.91%)	17.16%
Net assets, end of period (000)	$99,301		$119,261	$88,618	$83,069	$63,069	$78,196
Ratio of net expenses to average net assets	1.22	%(c)	1.31%	1.53%	1.49%	1.50%	1.54%
Ratio of gross expenses to average net assets prior to expense reductions	1.45	%(c)	1.45%	1.53%	1.49%	1.50%	1.54%
Ratio of net investment income (loss) to average net assets	(0.58	%)(c)	(0.33%)	0.78%	1.20%	0.93%	1.16%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	55%		82%	119%	69%	75%	100%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.92		$8.71	$7.45	$7.98	$8.84	$7.65
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.11)	0.00	0.04	0.02	0.04
Net realized and unrealized gain (loss)	(1.61)		2.95	1.35	0.31	(0.31)	1.21
Total from investment operations	(1.67)		2.84	1.35	0.35	(0.29)	1.25
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(0.66)		(0.63)	(0.09)	(0.88)	(0.57)	(0.06)
Total distributions**	(0.66)		(0.63)	(0.09)	(0.88)	(0.57)	(0.06)
Net asset value, end of period	$8.59		$10.92	$8.71	$7.45	$7.98	$8.84
Ratios and supplemental data:
Total return(b)	(16.02%)		33.77%	18.22%	5.87%	(3.61%)	16.41%
Net assets, end of period (000)	$8,981		$10,032	$8,946	$14,742	$54,425	$70,210
Ratio of net expenses to average net assets	1.97	%(c)	2.07%	2.28%	2.28%	2.25%	2.29%
Ratio of gross expenses to average net assets prior to expense reductions	2.20	%(c)	2.20%	2.28%	2.28%	2.25%	2.29%
Ratio of net investment income (loss) to average net assets	(1.33	%)(c)	(1.09%)	0.01%	0.50%	0.18%	0.44%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.18		$10.36	$8.79	$9.25	$10.11	$8.70
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.01)	0.09	0.13	0.12	0.13
Net realized and unrealized gain (loss)	(1.96)		3.54	1.60	0.38	(0.36)	1.38
Total from investment operations	(1.98)		3.53	1.69	0.51	(0.24)	1.51
Distributions:
Dividends from net investment income	(0.01)		(0.08)	(0.03)	(0.09)	(0.05)	(0.04)
Dividends from net realized gains	(0.66)		(0.63)	(0.09)	(0.88)	(0.57)	(0.06)
Total distributions**	(0.67)		(0.71)	(0.12)	(0.97)	(0.62)	(0.10)
Net asset value, end of period	$10.53		$13.18	$10.36	$8.79	$9.25	$10.11
Ratios and supplemental data:
Total return(b)	(15.65%)		35.16%	19.33%	6.95%	(2.65%)	17.51%
Net assets, end of period (000)	$132,809		$152,596	$65,909	$53,594	$72,843	$73,361
Ratio of net expenses to average net assets	0.97	%(c)	1.04%	1.28%	1.25%	1.25%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.20	%(c)	1.20%	1.28%	1.25%	1.25%	1.29%
Ratio of net investment income (loss) to average net assets	(0.33	%)(c)	(0.09%)	1.01%	1.47%	1.18%	1.43%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Small Cap Growth Fund   Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) March 31, 2022• through April 30, 2022
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	(0.97)
Total from investment operations	(0.96)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Return of capital	—
Total distributions**	—
Net asset value, end of period	$9.04
Ratios and supplemental data:
Total return(b)	(9.60%)
Net assets, end of period (000)	$9
Ratio of net expenses to average net assets	1.35	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	13.74	%(c)
Ratio of net investment income (loss) to average net assets	0.64	%(c)
	(Unaudited) March 31, 2022• through April 30, 2022
Portfolio turnover rate	2%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) March 31, 2022• through April 30, 2022
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	*
Net realized and unrealized gain (loss)	(0.96)
Total from investment operations	(0.96)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$9.04
Ratios and supplemental data:
Total return(b)	(9.60%)
Net assets, end of period (000)	$9
Ratio of net expenses to average net assets	2.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	14.48	%(c)
Ratio of net investment income (loss) to average net assets	(0.13	%)(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) March 31, 2022• through April 30, 2022
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	(0.97)
Total from investment operations	(0.96)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$9.04
Ratios and supplemental data:
Total return(b)	(9.60%)
Net assets, end of period (000)	$1,782
Ratio of net expenses to average net assets	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	13.56	%(c)
Ratio of net investment income (loss) to average net assets	1.04	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) March 31, 2022• through April 30, 2022
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	(0.97)
Total from investment operations	(0.96)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$9.04
Ratios and supplemental data:
Total return(b)	(9.60%)
Net assets, end of period (000)	$9
Ratio of net expenses to average net assets	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	13.51	%(c)
Ratio of net investment income (loss) to average net assets	1.02	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Sustainable Equities Fund   Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) December 17, 2022• through April 30, 2022
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	(1.56)
Total from investment operations	(1.53)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Return of capital	—
Total distributions**	—
Net asset value, end of period	$8.47
Ratios and supplemental data:
Total return(b)	(15.30%)
Net assets, end of period (000)	$451
Ratio of net expenses to average net assets	1.20	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	6.24	%(c)
Ratio of net investment income (loss) to average net assets	0.81	%(c)
	(Unaudited) December 17, 2022• through April 30, 2022
Portfolio turnover rate	2%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Sustainable Equities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) December 17, 2022• through April 30, 2022
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain (loss)	(1.54)
Total from investment operations	(1.56)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$8.44
Ratios and supplemental data:
Total return(b)	(15.60%)
Net assets, end of period (000)	$8
Ratio of net expenses to average net assets	1.95	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	9.53	%(c)
Ratio of net investment income (loss) to average net assets	(0.52	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Sustainable Equities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) December 17, 2022• through April 30, 2022
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02
Net realized and unrealized gain (loss)	(1.55)
Total from investment operations	(1.53)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$8.47
Ratios and supplemental data:
Total return(b)	(15.30%)
Net assets, end of period (000)	$6,115
Ratio of net expenses to average net assets	0.95	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	7.44	%(c)
Ratio of net investment income (loss) to average net assets	0.63	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Sustainable Equities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) December 17, 2022• through April 30, 2022
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02
Net realized and unrealized gain (loss)	(1.55)
Total from investment operations	(1.53)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$8.47
Ratios and supplemental data:
Total return(b)	(15.30%)
Net assets, end of period (000)	$8
Ratio of net expenses to average net assets	0.95	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	8.51	%(c)
Ratio of net investment income (loss) to average net assets	0.43	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.61		$10.85	$10.53	$9.81	$10.39	$10.54
Income from investment operations:
Net investment income (loss)(a)	0.11		0.19	0.21	0.27	0.25	0.22
Net realized and unrealized gain (loss)	(1.03)		(0.19)	0.33	0.72	(0.49)	(0.13)
Total from investment operations	(0.92)		—	0.54	0.99	(0.24)	0.09
Distributions:
Dividends from net investment income	(0.11)		(0.23)	(0.22)	(0.27)	(0.26)	(0.23)
Dividends from net realized gains	(0.13)		(0.01)	—	—	(0.05)	(0.01)
Return of capital	—		—	—	—	(0.03)	—
Total distributions**	(0.24)		(0.24)	(0.22)	(0.27)	(0.34)	(0.24)
Net asset value, end of period	$9.45		$10.61	$10.85	$10.53	$9.81	$10.39
Ratios and supplemental data:
Total return(b)	(8.83%)		0.01%	5.18%	10.24%	(2.30%)	0.92%
Net assets, end of period (000)	$17,525		$22,394	$24,376	$22,565	$17,109	$21,707
Ratio of net expenses to average net assets	0.90	%(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.11	%(c)	1.01%	1.03%	1.09%	1.05%	1.14%
Ratio of net investment income (loss) to average net assets	2.13	%(c)	1.77%	2.00%	2.67%	2.44%	2.14%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Portfolio turnover rate	11%		51%	61%	64%	64%	79%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.61		$10.85	$10.53	$9.81	$10.39	$10.54
Income from investment operations:
Net investment income (loss)(a)	0.07		0.11	0.14	0.20	0.17	0.14
Net realized and unrealized gain (loss)	(1.03)		(0.19)	0.32	0.72	(0.48)	(0.12)
Total from investment operations	(0.96)		(0.08)	0.46	0.92	(0.31)	0.02
Distributions:
Dividends from net investment income	(0.07)		(0.15)	(0.14)	(0.20)	(0.20)	(0.16)
Dividends from net realized gains	(0.13)		(0.01)	—	—	(0.05)	(0.01)
Return of capital	—		—	—	—	(0.02)	—
Total distributions**	(0.20)		(0.16)	(0.14)	(0.20)	(0.27)	(0.17)
Net asset value, end of period	$9.45		$10.61	$10.85	$10.53	$9.81	$10.39
Ratios and supplemental data:
Total return(b)	(9.17%)		(0.74%)	4.40%	9.42%	(3.03%)	0.17%
Net assets, end of period (000)	$750		$800	$1,777	$2,929	$6,413	$9,334
Ratio of net expenses to average net assets	1.65	%(c)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.87	%(c)	1.76%	1.77%	1.84%	1.80%	1.89%
Ratio of net investment income (loss) to average net assets	1.39	%(c)	1.02%	1.28%	1.98%	1.69%	1.38%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.61		$10.85	$10.54	$9.81	$10.39	$10.54
Income from investment operations:
Net investment income (loss)(a)	0.12		0.22	0.24	0.30	0.27	0.24
Net realized and unrealized gain (loss)	(1.02)		(0.20)	0.32	0.73	(0.48)	(0.12)
Total from investment operations	(0.90)		0.02	0.56	1.03	(0.21)	0.12
Distributions:
Dividends from net investment income	(0.12)		(0.25)	(0.25)	(0.30)	(0.29)	(0.26)
Dividends from net realized gains	(0.13)		(0.01)	—	—	(0.05)	(0.01)
Return of capital	—		—	—	—	(0.03)	—
Total distributions**	(0.25)		(0.26)	(0.25)	(0.30)	(0.37)	(0.27)
Net asset value, end of period	$9.46		$10.61	$10.85	$10.54	$9.81	$10.39
Ratios and supplemental data:
Total return(b)	(8.62%)		0.17%	5.34%	10.62%	(2.06%)	1.18%
Net assets, end of period (000)	$18,265		$43,979	$60,602	$35,570	$32,888	$40,290
Ratio of net expenses to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.84	%(c)	0.76%	0.77%	0.84%	0.80%	0.90%
Ratio of net investment income (loss) to average net assets	2.32	%(c)	2.02%	2.21%	2.92%	2.69%	2.32%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.58		$7.96	$8.34	$8.37	$8.87	$8.62
Income from investment operations:
Net investment income (loss)(a)	0.18		0.35	0.43	0.48	0.47	0.40
Net realized and unrealized gain (loss)	(0.71)		0.66	(0.35)	(0.01)	(0.45)	0.26
Total from investment operations	(0.53)		1.01	0.08	0.47	0.02	0.66
Distributions:
Dividends from net investment income	(0.18)		(0.27)	(0.46)	(0.50)	(0.52)	(0.41)
Dividends from net realized gains	—		—	—	—	—	—
Return of capital	—		(0.12)	—	—	—	—
Total distributions**	(0.18)		(0.39)	(0.46)	(0.50)	(0.52)	(0.41)
Net asset value, end of period	$7.87		$8.58	$7.96	$8.34	$8.37	$8.87
Ratios and supplemental data:
Total return(b)	(6.21%)		12.88%	1.13%	5.85%	0.25%	7.82%
Net assets, end of period (000)	$29,413		$34,550	$30,580	$35,124	$32,282	$36,351
Ratio of net expenses to average net assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.36	%(c)	1.33%	1.37%	1.23%	1.46%	1.43%

Ratio of net investment income (loss) to average net assets 4.34%(c)	4.10%	5.34%	5.71%	5.41%	4.57%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2022	2021	2020	2019	2018	2017
Portfolio turnover rate	20%	49%	52%	46%	56%	93%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.14		$8.45	$8.82	$8.82	$9.31	$9.03
Income from investment operations:
Net investment income (loss)(a)	0.16		0.31	0.40	0.45	0.42	0.35
Net realized and unrealized gain (loss)	(0.76)		0.71	(0.38)	(0.02)	(0.46)	0.27
Total from investment operations	(0.60)		1.02	0.02	0.43	(0.04)	0.62
Distributions:
Dividends from net investment income	(0.15)		(0.21)	(0.39)	(0.43)	(0.45)	(0.34)
Dividends from net realized gains	—		—	—	—	—	—
Return of capital	—		(0.12)	—	—	—	—
Total distributions**	(0.15)		(0.33)	(0.39)	(0.43)	(0.45)	(0.34)
Net asset value, end of period	$8.39		$9.14	$8.45	$8.82	$8.82	$9.31
Ratios and supplemental data:
Total return(b)	(6.61%)		12.11%	0.38%	5.04%	(0.42%)	6.97%
Net assets, end of period (000)	$644		$677	$981	$1,887	$9,772	$13,286
Ratio of net expenses to average net assets	1.75	%(c)	1.75%	1.75%	1.75%	1.75%	2.05%
Ratio of gross expenses to average net assets prior to expense reductions	2.11	%(c)	2.08%	2.11%	2.08%	2.22%	2.18%
Ratio of net investment income (loss) to average net assets	3.60	%(c)	3.38%	4.67%	5.16%	4.66%	3.80%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2022		2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.58		$7.96	$8.34	$8.37	$8.86	$8.61
Income from investment operations:
Net investment income (loss)(a)	0.19		0.37	0.44	0.50	0.49	0.43
Net realized and unrealized gain (loss)	(0.71)		0.67	(0.34)	(0.01)	(0.44)	0.25
Total from investment operations	(0.52)		1.04	0.10	0.49	0.05	0.68
Distributions:
Dividends from net investment income	(0.19)		(0.30)	(0.48)	(0.52)	(0.54)	(0.43)
Dividends from net realized gains	—		—	—	—	—	—
Return of capital	—		(0.12)	—	—	—	—
Total distributions**	(0.19)		(0.42)	(0.48)	(0.52)	(0.54)	(0.43)
Net asset value, end of period	$7.87		$8.58	$7.96	$8.34	$8.37	$8.86
Ratios and supplemental data:
Total return(b)	(6.10%)		13.16%	1.38%	6.11%	0.62%	8.09%
Net assets, end of period (000)	$10,174		$9,267	$6,716	$7,003	$7,706	$10,026
Ratio of net expenses to average net assets	0.75	%(c)	0.75%	0.75%	0.75%	0.75%	1.02%
Ratio of gross expenses to average net assets prior to expense reductions	1.11	%(c)	1.08%	1.12%	0.99%	1.21%	1.18%
Ratio of net investment income (loss) to average net assets	4.59	%(c)	4.34%	5.56%	5.97%	5.65%	4.84%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			September 19, 2018• through October 31,
	2022		2021	2020	2019	2018
Net asset value, beginning of period	$9.91		$10.23	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05		0.15	0.21	0.25	0.03
Net realized and unrealized gain (loss)	(0.38)		(0.07)	0.12	0.23	(0.02)
Total from investment operations	(0.33)		0.08	0.33	0.48	0.01
Distributions:
Dividends from net investment income	(0.06)		(0.31)	(0.25)	(0.26)	(0.03)
Dividends from net realized gains	—		(0.09)	(0.05)	(0.00)*	—
Return of capital	—		—	—	—	—
Total distributions**	(0.06)		(0.40)	(0.30)	(0.26)	(0.03)
Net asset value, end of period	$9.52		$9.91	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	(3.33%)		0.85%	3.24%	4.84%	0.12%
Net assets, end of period (000)	$1,877		$2,661	$3,225	$601	$25
Ratio of net expenses to average net assets	0.61	%(c)	0.65%	0.65%	0.65%	0.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.61	%(c)	0.65%	0.68%	0.74%	48.01	%(c)
Ratio of net investment income (loss) to average net assets	1.04	%(c)	1.51%	2.12%	2.47%	2.55	%(c)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			September 19, 2018• through October 31,
	2022		2021	2020	2019	2018
Portfolio turnover rate	22%		44%	41%	132%	3%

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.
www.calamos.com

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			September 19, 2018• through October 31,
	2022		2021	2020	2019	2018
Net asset value, beginning of period	$9.91		$10.23	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06		0.17	0.25	0.28	0.04
Net realized and unrealized gain (loss)	(0.39)		(0.06)	0.10	0.22	(0.02)
Total from investment operations	(0.33)		0.11	0.35	0.50	0.02
Distributions:
Dividends from net investment income	(0.07)		(0.34)	(0.27)	(0.28)	(0.04)
Dividends from net realized gains	—		(0.09)	(0.05)	(0.00)*	—
Total distributions**	(0.07)		(0.43)	(0.32)	(0.28)	(0.04)
Net asset value, end of period	$9.51		$9.91	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	(3.32%)		1.11%	3.49%	5.09%	0.16%
Net assets, end of period (000)	$377,578		$306,398	$176,439	$217,552	$15,118
Ratio of net expenses to average net assets	0.36	%(c)	0.40%	0.40%	0.40%	0.42	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.36	%(c)	0.40%	0.42%	0.47%	2.13	%(c)
Ratio of net investment income (loss) to average net assets	1.30	%(c)	1.73%	2.44%	2.73%	3.22	%(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Calamos Investment Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the "Trust"), including Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Timpani Small Cap Growth Fund, Calamos Timpani SMID Growth Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund, Calamos International Small Cap Growth Fund, Calamos Global Sustainable Equities Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, and Calamos Short-Term Bond Fund (the "Funds"), as of April 30, 2022, the related statements of operations, changes in net assets, and the financial highlights for the six month period then ended for all except the Calamos International Small Cap Growth Fund for the period March 31, 2022 (commencement of operations) to April 30, 2022 and Calamos Global Sustainable Equities Fund for the period December 17, 2021 (commencement of operations) to April 30, 2022, and the related notes (collectively referred to as the "interim financial information"). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statements of changes in net assets of the Funds and the financial highlights for each of the periods listed in the table below; and in our report dated December 20, 2021, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Individual Fund Comprising the Calamos Investment Trust	Statement of Changes in Net Assets	Financial Highlights

Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Timpani Small Cap Growth Fund, Calamos Timpani SMID Growth Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, and Calamos Short-Term Bond Fund

	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020, 2019, 2018 and 2017
Calamos Short-Term Bond Fund	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020, 2019, and the period from September 19, 2018 (commencement of operations) through October 31, 2018
Calamos Timpani Small Cap Growth Fund	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020 and the period from May 31, 2019 (commencement of operations) through October 31, 2019

www.calamos.com

Report of Independent Registered Public Accounting Firm

Individual Fund Comprising the Calamos Investment Trust	Statement of Changes in Net Assets	Financial Highlights
Calamos Timpani SMID Growth Fund	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020 and the period from July 31, 2019 (commencement of operations) through October 31, 2019
Frontier Timpani Small Cap Growth Fund	For the period from July 1, 2018 through May 31, 2019
Calamos International Small Cap Growth Fund	For the period March 31, 2022 (commencement of operations) to April 30, 2022	For the period March 31, 2022 (commencement of operations) to April 30, 2022
Calamos Global Sustainable Equity Fund	For the period December 17, 2021 (commencement of operations) to April 30, 2022	For the period December 17, 2021 (commencement of operations) to April 30, 2022

The financial highlights for the year ended June 30, 2018 and 2017 of Frontier Timpani Small Cap Growth Fund were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Funds' management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 17, 2022

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Calamos Investment Trust (the "Trust"), on behalf of each series (each a "Fund" and collectively, the "Funds"), has established a liquidity risk management program to govern each Fund's approach to managing liquidity risk (the "Program"). The Program is overseen by the Liquidity Committee, a committee comprised of representatives of the Trust's investment adviser, Calamos Advisors LLC. The Trust's Board of Trustees (the "Board") has approved the designation of the Liquidity Committee to oversee the Program.

The Program's principal objectives include supporting the Funds' compliance with limits on investments in illiquid assets and mitigating the risk that each Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund's liquidity and the periodic classification and re-classification of each Fund's investments into groupings that reflect the Liquidity Committee's assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on December 14, 2021, the Trustees received an annual report from the Liquidity Committee regarding the design and operational effectiveness of the Program. The Liquidity Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund's liquidity risk and has operated adequately and effectively to manage each Fund's liquidity risk. The Liquidity Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds' prospectus for more information regarding the Funds' exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

www.calamos.com

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2022.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

MFSAN 1631 2022

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 24, 2022